================================================================================



                RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.,

                                    Company,

                        RESIDENTIAL FUNDING CORPORATION,

                                Master Servicer,

                                      and

                      THE FIRST NATIONAL BANK OF CHICAGO,

                                    Trustee



                        POOLING AND SERVICING AGREEMENT

                           Dated as of August 1, 1996



                       Mortgage Pass-Through Certificates

                                Series 1996-S18

                               TABLE OF CONTENTS
                               =================

                                                                          Page
                                   ARTICLE I

                                  DEFINITIONS

Section 1.01. Definitions................................................   3
              -----------
          Accrued Certificate Interest...................................   3
          Adjusted Mortgage Rate.........................................   3
          Adjusted Senior Accelerated Distribution Percentage............   4
          Adjusted Senior Percentage.....................................   5
          Advance........................................................   5
          Affiliate......................................................   5
          Agreement......................................................   5
          Amount Held for Future Distribution............................   5
          Appraised Value................................................   5
          Assignment.....................................................   6
          Assignment Agreement...........................................   6
          Assignment of Proprietary Lease................................   6
          Available Distribution Amount..................................   6
          Bankruptcy Amount..............................................   6
          Bankruptcy Code................................................   7
          Bankruptcy Loss................................................   7
          Book-Entry Certificate.........................................   7
          Business Day...................................................   7
          Buydown Funds..................................................   7
          Buydown Mortgage Loan..........................................   8
          Cash Liquidation...............................................   8
          Certificate....................................................   8
          Certificate Account............................................   8
          Certificate Account Deposit Date...............................   8
          Certificateholder or Holder....................................   8
          Certificate Owner..............................................   8
          Certificate Principal Balance..................................   8
          Certificate Register and Certificate Registrar.................   9
          Class..........................................................   9
          Class A Certificate............................................   9
          Class A-5 Percentage...........................................  10
          Class A-13 Collection Shortfall................................  10
          Class A-13 Principal Distribution Amount.......................  10
          Class B Certificate............................................  10
          Class B Percentage.............................................  10

                                                                         Page
                                                                         ----

          Class B-1 Percentage..........................................   10
          Class B-1 Prepayment Distribution Trigger.....................   10
          Class B-2 Percentage..........................................   10
          Class B-2 Prepayment Distribution Trigger.....................   11
          Class B-3 Percentage..........................................   11
          Class B-3 Prepayment Distribution Trigger.....................   11
          Class M Certificate...........................................   11
          Class M Percentage............................................   11
          Class M-1 Percentage..........................................   11
          Class M-2 Percentage..........................................   11
          Class M-2 Prepayment Distribution Trigger.....................   11
          Class M-3 Percentage..........................................   12
          Class M-3 Prepayment Distribution Trigger.....................   12
          Class R Certificate...........................................   12
          Class R-I Certificate.........................................   12
          Class R-II Certificate........................................   12
          Closing Date..................................................   12
          Code..........................................................   12
          Compensating Interest.........................................   12
          Cooperative...................................................   13
          Cooperative Apartment.........................................   13
          Cooperative Lease.............................................   13
          Cooperative Loans.............................................   13
          Cooperative Stock.............................................   13
          Cooperative Stock Certificate.................................   13
          Corporate Trust Office........................................   13
          Credit Support Depletion Date.................................   13
          Cumulative Insurance Payments.................................   13
          Curtailment...................................................   13
          Custodial Account.............................................   14
          Custodial Agreement...........................................   14
          Custodian.....................................................   14
          Cut-off Date..................................................   14
          Cut-off Date Principal Balance................................   14
          Debt Service Reduction........................................   14
          Deficient Valuation...........................................   14
          Definitive Certificate........................................   14
          Deleted Mortgage Loan.........................................   14
          Depository....................................................   14
          Depository Participant........................................   14
          Destroyed Mortgage Note.......................................   14

                                                                         Page
                                                                         ----

          Determination Date.............................................  15
          Discount Fraction..............................................  15
          Discount Mortgage Loan.........................................  15
          Disqualified Organization......................................  15
          Distribution Date..............................................  15
          Due Date.......................................................  15
          Due Period.....................................................  15
          Eligible Account...............................................  16
          Eligible Funds.................................................  16
          Event of Default...............................................  16
          Excess Bankruptcy Loss.........................................  16
          Excess Fraud Loss..............................................  16
          Excess Special Hazard Loss.....................................  16
          Excess Spread..................................................  16
          Excess Subordinate Principal Amount............................  17
          Extraordinary Events...........................................  17
          Extraordinary Losses...........................................  18
          FDIC...........................................................  18
          FHLMC..........................................................  18
          Final Distribution Date........................................  18
          Financial Security.............................................  18
          Financial Security Default.....................................  18
          Fitch..........................................................  18
          FNMA...........................................................  18
          Foreclosure Profits............................................  18
          Fraud Loss Amount..............................................  18
          Fraud Losses...................................................  19
          FSA Insurance Payment..........................................  19
          FSA Policy.....................................................  19
          FSA Policy Payments Account....................................  19
          Guaranteed Distribution........................................  19
          Independent....................................................  19
          Initial Certificate Principal Balance..........................  19
          Initial Monthly Payment Fund...................................  19
          Insurance Premium..............................................  19
          Insurance Proceeds.............................................  20
          Insured Certificates...........................................  20
          Insured Reserve Fund...........................................  20
          Insured Reserve Withdrawal.....................................  20
          Insurer........................................................  20
          Interest Accrual Period........................................  20

                                                                         Page
                                                                         ----

          Late Collections...............................................  20
          LIBOR..........................................................  20
          LIBOR Business Day.............................................  21
          Liquidation Proceeds...........................................  21
          Loan-to-Value Ratio............................................  21
          Maturity Date..................................................  21
          Monthly Payment................................................  21
          Moody's........................................................  21
          Mortgage.......................................................  21
          Mortgage File..................................................  21
          Mortgage Loan Schedule.........................................  21
          Mortgage Loans.................................................  22
          Mortgage Note..................................................  22
          Mortgage Rate..................................................  23
          Mortgaged Property.............................................  23
          Mortgagor......................................................  23
          Net Mortgage Rate..............................................  23
          Non-Discount Mortgage Loan.....................................  23
          Non-Primary Residence Loans....................................  23
          Non-United States Person.......................................  23
          Nonrecoverable Advance.........................................  23
          Nonsubserviced Mortgage Loan...................................  23
          Notional Amount................................................  23
          Officers' Certificate..........................................  23
          Opinion of Counsel.............................................  23
          Original Senior Percentage.....................................  24
          Outstanding Mortgage Loan......................................  24
          Owner or Holder................................................  24
          Ownership Interest.............................................  24
          Pass-Through Rate..............................................  24
          Paying Agent...................................................  25
          Percentage Interest............................................  25
          Permitted Investments..........................................  25
          Permitted Transferee...........................................  26
          Person.........................................................  26
          Pool Stated Principal Balance..................................  26
          Prepayment Allocation Test.....................................  26
          Prepayment Assumption..........................................  27
          Prepayment Distribution Percentage.............................  27
          Prepayment Distribution Trigger................................  28
          Prepayment Interest Shortfall..................................  28

                                                                          Page
                                                                          ----

          Class A-5 Certificates.........................................  28
          Prepayment Period..............................................  28
          Primary Insurance Policy.......................................  28
          Principal Prepayment...........................................  28
          Principal Prepayment in Full...................................  29
          Program Guide..................................................  29
          Purchase Price.................................................  29
          Qualified Substitute Mortgage Loan.............................  29
          Rate Adjustment Date...........................................  30
          Rating Agency..................................................  30
          Realized Loss..................................................  30
          Record Date....................................................  30
          Reference Bank Rate............................................  30
          Regular Certificate............................................  31
          REMIC..........................................................  31
          REMIC Administrator............................................  31
          REMIC I Certificates...........................................  31
          REMIC II.......................................................  31
          REMIC II Certificates..........................................  32
          REMIC Provisions...............................................  32
          REO Acquisition................................................  32
          REO Disposition................................................  32
          REO Imputed Interest...........................................  32
          REO Proceeds...................................................  32
          REO Property...................................................  32
          Request for Release............................................  32
          Required Insurance Policy......................................  32
          Residential Funding............................................  32
          Responsible Officer............................................  33
          Security Agreement.............................................  33
          Seller.........................................................  33
          Seller's Agreement.............................................  33
          Senior Certificates............................................  33
          Senior Percentage..............................................  33
          Senior Principal Distribution Amount...........................  33
          Senior Support Depletion Date..................................  33
          Servicing Accounts.............................................  33
          Servicing Advances.............................................  33
          Servicing Fee..................................................  34
          Servicing Officer..............................................  34
          Special Hazard Amount..........................................  34

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                                                                         Page
                                                                         ----

          Special Hazard Loss............................................  35
          Spread Rate....................................................  35
          Standard & Poor's..............................................  35
          Stated Principal Balance.......................................  35
          Subordinate Percentage.........................................  35
          Subordinate Principal Distribution Amount......................  35
          Subserviced Mortgage Loan......................................  36
          Subservicer....................................................  36
          Subservicer Advance............................................  36
          Subservicing Account...........................................  36
          Subservicing Agreement.........................................  36
          Subservicing Fee...............................................  36
          Tax Returns....................................................  36
          Transfer.......................................................  36
          Transferee.....................................................  37
          Transferor.....................................................  37
          Trust Fund.....................................................  37
          Uncertificated Accrued Interest................................  37
          Uncertificated Pass-Through Rate...............................  37
          Uncertificated Principal Balance...............................  37
          Uncertificated REMIC I Regular Interest U......................  38
          Uncertificated REMIC I Regular Interest V......................  38
          Uncertificated REMIC I Regular Interest W......................  38
          Uncertificated REMIC I Regular Interest X......................  38
          Uncertificated REMIC I Regular Interest Y......................  38
          Uncertificated REMIC I Regular Interest Z......................  38
          Uncertificated REMIC I Regular Interests.......................  39
          Uncertificated REMIC I Regular Interest U Distribution Amount.. 39 Uncertificated REMIC I Regular Interest V Distribution Amount.. 39 Uncertificated REMIC I Regular Interest W Distribution Amount.. 39 Uncertificated REMIC I Regular Interest X Distribution Amount.. 39 Uncertificated REMIC I Regular Interest Y Distribution Amount.. 39 Uncertificated REMIC I Regular Interest Z Distribution Amount.. 39 Uncertificated REMIC I Regular Interest Distribution Amounts... 39
          Underwriter....................................................  39
          Uniform Single Attestation Program for Mortgage Bankers........  39
          Uninsured Cause................................................  40
          United States Person...........................................  40
          Variable Strip Certificates....................................  40
          Voting Rights..................................................  40
  Section 1.02. Determination of LIBOR...................................  40

                                                                        Page
                                                                        ----
                                   ARTICLE II

                         CONVEYANCE OF MORTGAGE LOANS;
                       ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01. Conveyance of Mortgage Loans................................. 42
Section 2.02. Acceptance by Trustee........................................ 46
Section 2.03. Representations, Warranties and Covenants of the Master
              Servicer and the Company..................................... 48
Section 2.04. Representations and Warranties of Sellers.................... 52
Section 2.05. Issuance of Certificates Evidencing Interests
              in REMIC I Certificates...................................... 54
Section 2.06. Conveyance of Uncertificated REMIC I and REMIC II
              Interests; Acceptance by the Trustee......................... 54
Section 2.07. Issuance of Certificates Evidencing Interest in
              REMIC II..................................................... 55

                                  ARTICLE III

                          ADMINISTRATION AND SERVICING
                               OF MORTGAGE LOANS

Section 3.01. Master Servicer to Act as Servicer...........................  56
Section 3.02. Subservicing Agreements Between Master Servicer and
              Subservicers; Enforcement of Subservicers' and Sellers'
              Obligations..................................................  57
Section 3.03. Successor Subservicers.......................................  58
Section 3.04. Liability of the Master Servicer.............................  58
Section 3.05. No Contractual Relationship Between Subservicer and Trustee
              or Certificateholders or the Owner of the Excess Spread......  59
Section 3.06. Assumption or Termination of Subservicing Agreements by
              Trustee......................................................  59
Section 3.07. Collection of Certain Mortgage Loan Payments; Deposits to
              Custodial Account............................................  59
Section 3.08. Subservicing Accounts; Servicing Accounts....................  62
Section 3.09. Access to Certain Documentation and Information Regarding
              the Mortgage Loans...........................................  63
Section 3.10. Permitted Withdrawals from the Custodial Account.............  63
Section 3.11. Maintenance of the Primary Insurance Policies;
              Collections Thereunder.......................................  65

                                                                           Page
                                                                           ----

Section 3.12. Maintenance of Fire Insurance and Omissions and Fidelity
              Coverage....................................................  66
Section 3.13. Enforcement of Due-on-Sale Clauses; Assumption and
              Modification Agreements; Certain Assignments................  68
Section 3.14. Realization Upon Defaulted Mortgage Loans...................  70
Section 3.15. Trustee to Cooperate; Release of Mortgage Files.............  72
Section 3.16. Servicing and Other Compensation; Compensating Interest.....  73
Section 3.17. Reports to the Trustee and the Company......................  74
Section 3.18. Annual Statement as to Compliance...........................  74
Section 3.19. Annual Independent Public Accountants' Servicing Report.....  75
Section 3.20. Rights of the Company in Respect of the Master Servicer.....  75
Section 3.21. Administration of Buydown Funds.............................  76

                                   ARTICLE IV

                         PAYMENTS TO CERTIFICATEHOLDERS

Section 4.01. Certificate Account.........................................  77
Section 4.02. Distributions...............................................  77
Section 4.03. Statements to Certificateholders and the Owner of the Excess
              Spread......................................................  87
Section 4.04. Distribution of Reports to the Trustee and the Company;
              Advances by the Master Servicer.............................  89
Section 4.05. Allocation of Realized Losses...............................  91
Section 4.06. Reports of Foreclosures and Abandonment of Mortgaged
              Property....................................................  92
Section 4.07. Optional Purchase of Defaulted Mortgage Loans...............  92
Section 4.08. Distributions on the Uncertificated REMIC I and REMIC II
              Regular Interests...........................................  93
Section 4.09. Insured Reserve Fund........................................  94

                                   ARTICLE V

                       THE CERTIFICATES AND EXCESS SPREAD

Section 5.01. The Certificates............................................  96
Section 5.02. Registration of Transfer and Exchange of Certificates and
              Restrictions on Transfer of Excess Spread...................  98
Section 5.03. Mutilated, Destroyed, Lost or Stolen Certificates........... 103
Section 5.04. Persons Deemed Owners....................................... 103

                                                                         Page
                                                                         ----

Section 5.05. Appointment of Paying Agent................................ 103
Section 5.06. Optional Purchase of Certificates.......................... 104

                                   ARTICLE VI

                      THE COMPANY AND THE MASTER SERVICER

Section 6.01. Respective Liabilities of the Company and the Master
              Servicer................................................... 106
Section 6.02. Merger or Consolidation of the Company or the Master
              Servicer; Assignment of Rights and Delegation of Duties
              by Master Servicer;........................................ 106
Section 6.03. Limitation on Liability of the Company, the Master
              Servicer and Others........................................ 107
Section 6.04. Company and Master Servicer Not to Resign.................. 108

                                  ARTICLE VII

                                    DEFAULT

Section 7.01. Events of Default.......................................... 109
Section 7.02. Trustee or Company to Act; Appointment of Successor........ 111
Section 7.03. Notification to Certificateholders......................... 112
Section 7.04. Waiver of Events of Default................................ 112

                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

Section 8.01. Duties of Trustee.......................................... 113
Section 8.02. Certain Matters Affecting the Trustee...................... 114
Section 8.03. Trustee Not Liable for Certificates or Mortgage Loans...... 116
Section 8.04. Trustee May Own Certificates............................... 116
Section 8.05. Master Servicer to Pay Trustee's Fees and Expenses;
              Indemnification............................................ 116
Section 8.06. Eligibility Requirements for Trustee....................... 117
Section 8.07. Resignation and Removal of the Trustee..................... 118
Section 8.08. Successor Trustee.......................................... 119
Section 8.09. Merger or Consolidation of Trustee......................... 119
Section 8.10. Appointment of Co-Trustee or Separate Trustee.............. 119
Section 8.11. Appointment of Custodians.................................. 120
Section 8.12. Appointment of Office or Agency............................ 121

                                                                           Page
                                                                           ----

                                   ARTICLE IX

                                  TERMINATION

Section 9.01. Termination Upon Purchase by the Master Servicer or the
              Company or Liquidation of All Mortgage Loans................ 122
Section 9.02. Termination of REMIC II..................................... 124
Section 9.03. Additional Termination Requirements......................... 124

                                   ARTICLE X

                                REMIC PROVISIONS

Section 10.01. REMIC Administration....................................... 126
Section 10.02. Master Servicer, REMIC Administrator and Trustee
               Indemnification............................................ 129

                                   ARTICLE XI

                                CERTAIN MATTERS
                          REGARDING FINANCIAL SECURITY

Section 11.01. Rights of Financial Security To Exercise Rights of Insured
               Certificateholders......................................... 131
Section 11.02. Claims Upon the FSA Policy; FSA Policy Payments Account.... 131
Section 11.03. Effect of Payments by Financial Security; Subrogation...... 132
Section 11.04. Notices and Information to Financial Security.............. 133
Section 11.05. Trustee to Hold FSA Policy................................. 133
Section 11.06. Payment of Insurance Premium............................... 133

                                  ARTICLE XII

                            MISCELLANEOUS PROVISIONS

Section 12.01. Amendment.................................................. 134
Section 12.02. Recordation of Agreement; Counterparts..................... 136
Section 12.03. Limitation on Rights of Certificateholders................. 137
Section 12.04. Governing Law.............................................. 137
Section 12.05. Notices.................................................... 138
Section 12.06. Notices to Rating Agency................................... 138
Section 12.07. Severability of Provisions................................. 139

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                                                                           Page
                                                                           ----

Section 12.08. Supplemental Provisions for Resecuritization............... 139

                                    EXHIBITS

Exhibit A:    Form of Class A Certificate
Exhibit B:    Form of Class M Certificate
Exhibit C:    Form of Class B Certificate
Exhibit D:    Form of Class R Certificate
Exhibit E:    Form of Custodial Agreement
Exhibit F:    Mortgage Loan Schedule
Exhibit G:    Form of Seller/Servicer Contract
Exhibit H:    Forms of Request for Release
Exhibit I-1:  Form of Transfer Affidavit and Agreement
Exhibit I-2:  Form of Transferor Certificate
Exhibit J:    Form of Investor Representation Letter
Exhibit K:    Form of Transferor Representation Letter
Exhibit L:    Form of Rule 144A Investment Representation Letter
Exhibit M:    Text of Amendment to Pooling and Servicing Agreement Pursuant to
              Section 12.01(e) for a Limited Guaranty
Exhibit N:    Form of Limited Guaranty
Exhibit O:    Form of Lender Certification for Assignment of Mortgage Loan
Exhibit P:    Schedule of Discount Fractions
Exhibit Q:    Copy of FSA Policy

     This is a Pooling and Servicing Agreement, dated as of August 1, 1996, among RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC., as the company (together with its permitted successors and assigns, the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with its permitted successors and assigns, the "Master Servicer"), and THE FIRST NATIONAL BANK OF CHICAGO, a national banking association, as Trustee (together with its permitted successors and assigns, the "Trustee"),

                             PRELIMINARY STATEMENT:

     The Company intends to sell mortgage pass-through certificates (collectively, the "Certificates"), to be issued hereunder in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans (as defined herein). As provided herein, the REMIC Administrator will make an election to treat the entire segregated pool of assets described in the definition of REMIC I (as defined herein), and subject to this Agreement (including the Mortgage Loans but excluding the Initial Monthly Payment Fund and the Insured Reserve Fund), as a real estate mortgage investment conduit (a "REMIC") for federal income tax purposes and such segregated pool of assets will be designated as "REMIC I." The Uncertificated REMIC I Regular Interests will be "regular interests" in REMIC I and the Class R-I Certificates will be the sole class of "residual interests" in REMIC I for purposes of the REMIC Provisions (as defined herein) under the federal income tax law. A segregated pool of assets consisting of the Uncertificated REMIC I Regular Interests will be designated as "REMIC II," and the REMIC Administrator will make a separate REMIC election with respect thereto. The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates and the Uncertificated REMIC Regular Interests (as defined herein), the rights in and to which will initially be represented by the Excess Spread (as defined herein), will be "regular interests" in REMIC II, and the Class R-II Certificates will be the sole class of "residual interests" therein for purposes of the REMIC Provisions (as defined herein) under federal income tax law.

     The following table sets forth the designation, type, Pass-Through Rate, aggregate Initial Certificate Principal Balance, Maturity Date, initial ratings and certain features for each Class of Certificates issued on the Closing Date comprising the interests in the Trust Fund created hereunder.


                                        Aggregate
                                         Initial
                                      Certificate
                 Pass-Through           Principal                                 Maturity
 Designation         Rate                Balance             Features               Date        S&P   Fitch
 -----------     ------------         ------------           --------            ------------   ---   -----

Class A-1      Adjustable Rate      $   60,600,000.00       Floater/Senior       August 25, 2026  AAA    AAA
Class A-2      Adjustable Rate      $            0.00          Inverse           August 25, 2026  AAAr   AAA
                                                           Floater/Interest
                                                             Only/Senior
Class A-3           7.75%           $   33,761,149.00           Senior           August 25, 2026  AAA    AAA
Class A-4           8.00%           $    4,982,438.00           Senior           August 25, 2026  AAA    AAA
Class A-5           8.00%           $   20,015,977.00    Prepayment Lockout/     August 25, 2026  AAA    AAA
                                                                Senior
Class A-6           7.25%           $   48,165,041.00           Senior           August 25, 2026  AAA    AAA
Class A-7           7.25%           $   10,255,000.00       Issued/Senior        August 25, 2026  AAA    AAA
Class A-8           7.25%           $    7,125,000.00           Senior           August 25, 2026  AAA    AAA
Class A-9           7.25%           $    7,733,000.00       Insured/Senior       August 25, 2026  AAA    AAA
Class A-10          7.25%           $    3,100,000.00       Insured/Senior       August 25, 2026  AAA    AAA
Class A-11          8.00%           $            0.00    Interest Only/Senior    August 25, 2026  AAAr   AAA
Class A-12          7.25%           $    4,421,960.00           Senior           August 25, 2026  AAA    AAA
Class A-13          0.00%           $    2,238,855.16   Principal Only/Senior    August 25, 2026  AAAr   AAA
Class R-I           8.00%           $          100.00      Residual/Senior       August 25, 2026  AAA    AAA
Class R-II          8.00%           $          100.00      Residual/Senior       August 25, 2026  AAA    AAA
Class M-1           8.00%           $    4,283,600.00         Mezzanine          August 25, 2026   AA    AA
Class M-2           8.00%           $    2,677,200.00         Mezzanine          August 25, 2026   NA     A
Class M-3           8.00%           $    2,463,100.00         Mezzanine          August 25, 2026  N/A    BBB
Class B-1           8.00%           $    1,070,900.00        Subordinate         August 25, 2026  N/A    BB
Class B-2           8.00%           $      428,400.00        Subordinate         August 25, 2026  N/A     B
Class B-3           8.00%           $      856,615.33        Subordinate         August 25, 2026  N/A    N/A

        The Company may cause one or more additional classes of Class A Certificates to be issued herein upon the terms set forth in Section 5.01(c), each of which shall bear a numerical designation immediately sequentially following the highest numerical designation of the Class A Certificates previously issued, which evidence ownership of specified Uncertificated REMIC Regular Interests, each of which will have no Certificate Principal Balance and will have varying maturity dates no later than August 25, 2026.

        The Mortgage Loans have an aggregate Cut-off Date Principal Balance equal to $214,178,435.49 The Mortgage Loans are fixed rate mortgage loans having terms to maturity at origination or modification of not more than 30 years.

        In consideration of the mutual agreements herein contained, the Company, the Master Servicer and the Trustee agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

          Section 1.01.  Definitions.
                         -----------

          Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

          Accrued Certificate Interest:  With respect to each Distribution Date,
          ----------------------------
     as to any Class A Certificate (other than the Class A-2 Certificates, Class A-11 Certificates, Class A-13 Certificates and any Variable Strip Certificates), any Class M Certificate, any Class B Certificate or any Class R Certificate, interest accrued during the related Interest Accrual Period at the related Pass-Through Rate on the Certificate Principal Balance thereof immediately prior to such Distribution Date. With respect to each Distribution Date, as to Class A-2, Class A-11 and any Variable Strip Certificates, interest during the related Interest Accrual Period at the related Pass-Through Rate on the related Notional Amount thereof. Accrued Certificate Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months. In each case Accrued Certificate Interest on any Class of Certificates will be reduced by the amount of (i) Prepayment Interest Shortfalls (to the extent not offset by (x) the Master Servicer with a payment of Compensating Interest as provided in Section
     4.01 or (y) an Insured Reserve Withdrawal), (ii) the interest portion (adjusted to the Net Mortgage Rate) of Realized Losses (including Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses) not allocated solely to one or more specific Classes of Certificates pursuant to Section 4.05, (iii) the interest portion of Advances previously made with respect to a Mortgage Loan or REO Property which remained unreimbursed following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property that were made with respect to delinquencies that were ultimately determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses and (iv) any other interest shortfalls not covered by the subordination provided by the Class M Certificates and Class B Certificates, including interest that is not collectible from the Mortgagor pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or similar legislation or regulations as in effect from time to time, with all such reductions allocated among all of the Certificates and to the Excess Spread in proportion to their respective amounts of Accrued Certificate Interest and the amount of Excess Spread payable on such Distribution Date which would have resulted absent such reductions. In addition to that portion of the reductions described in the preceding sentence that are allocated to any Class of Class B Certificates or any Class of Class M Certificates, Accrued Certificate Interest on such Class of Class B Certificates or such Class of Class M Certificates will be reduced by the interest portion (adjusted to the Net Mortgage Rate) of Realized Losses that are allocated solely to such Class of Class B Certificates or such Class of Class M Certificates pursuant to Section 4.05.

          Adjusted Mortgage Rate:  With respect to any Mortgage Loan and any
          ----------------------
     date of determination, the Mortgage Rate borne by the related Mortgage Note, less the rate at which the related Subservicing Fee accrues.

          Adjusted Senior Accelerated Distribution Percentage:  With respect to
          ---------------------------------------------------
     any Distribution Date, the percentage indicated below:


                                 Adjusted Senior Accelerated
   Distribution Date               Distribution Percentage
   -----------------             ---------------------------

September 1996 through
August 2001.............  100%

September 2001 through
August 2002.............  Adjusted Senior Percentage, plus 70% of the sum of the Subordinate Percentage and
                          the Class A-5 Percentage

September 2002 through
August 2003.............  Adjusted Senior Percentage, plus 60% of the sum of the Subordinate Percentage and
                          the Class A-5 Percentage
September 2003 through
August 2004.............  Adjusted Senior Percentage, plus 40% of the sum of the Subordinate Percentage and
                          the Class A-5 Percentage
September 2004 through
August 2005.............  Adjusted Senior Percentage, plus 20% of the sum of the Subordinate Percentage and
                          the Class A-5 Percentage

September 2005 and
thereafter..............  Adjusted Senior Percentage

     provided, however, (i) that any scheduled reduction to the Adjusted Senior
     --------  -------
     Accelerated Distribution Percentage described above shall not occur as of any Distribution Date unless either (a)(1)(X) the outstanding principal balance of the Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding Certificate Principal Balance of the Class M and Class B Certificates, is less than 50% or (Y) the outstanding principal balance of Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 2% and (2) Realized Losses on the Mortgage Loans to date for such Distribution Date if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 30%, 35%, 40%, 45% or 50%, respectively, of the sum of the Initial Certificate Principal Balances of the Class M Certificates and Class B Certificates or (b)(1) the outstanding principal balance of Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 4% and (2) Realized Losses on the Mortgage Loans to date for such Distribution Date are less than 10% of the sum of the Initial Certificate Principal Balances of the Class M Certificates and Class B Certificates and (ii) that for any Distribution Date on which the Adjusted Senior Percentage is greater than the Original Adjusted Senior Percentage, the Adjusted Senior Accelerated Distribution Percentage for such Distribution Date shall be 100%. Notwithstanding the foregoing, upon the reduction of the aggregate Certificate Principal Balance of the Senior Certificates (other than the Class A-5 Certificates and Class A-13 Certificates) to zero, the Adjusted Senior Accelerated Distribution Percentage shall thereafter be 0%.

          Adjusted Senior Percentage:  As of any Distribution Date, the lesser
          --------------------------
     of 100% and a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Senior Certificates (other than the Class A-5 Certificates and the Class A-13 Certificates) immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

          Advance:  As to any Mortgage Loan, any advance made by the Master
          -------
     Servicer, pursuant to Section 4.04.

          Affiliate:  With respect to any Person, any other Person controlling,
          ---------
     controlled by or under common control with such first Person. For the purposes of this definition, "control" means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          Agreement:  This Pooling and Servicing Agreement and all amendments
          ---------
     hereof and supplements hereto.

          Amount Held for Future Distribution:  As to any Distribution Date, the
          -----------------------------------
     total of the amounts held in the Custodial Account at the close of business on the preceding Determination Date on account of (i) Liquidation Proceeds, Insurance Proceeds, Principal Prepayments, Mortgage Loan purchases made pursuant to Section 2.02, 2.03 or 2.04 and Mortgage Loan substitutions made pursuant to Section 2.03 or 2.04 received or made in the month of such Distribution Date (other than such Liquidation Proceeds, Insurance Proceeds and purchases of Mortgage Loans that the Master Servicer has deemed to have been received in the preceding month in accordance with Section 3.07(b)) and (ii) payments which represent early receipt of scheduled payments of principal and interest due on a date or dates subsequent to the related Due Date.

          Appraised Value:  As to any Mortgaged Property, the lesser of (i) the
          ---------------
     appraised value of such Mortgaged Property based upon the appraisal made at the time of the origination of the related Mortgage Loan, and (ii) the sales price of the Mortgaged Property at such time of origination, except in the case of a Mortgaged Property securing a refinanced or modified Mortgage Loan as to which it is either the appraised value determined above or the appraised value determined in an appraisal at the time of refinancing or modification, as the case may be.

          Assignment:  An assignment of the Mortgage, notice of transfer or
          ----------
     equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage Loan to the Trustee for the benefit of Certificateholders, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law and accompanied by an Opinion of Counsel to that effect.

          Assignment Agreement:  The Assignment and Assumption Agreement, dated
          --------------------
     August 29, 1996, between Residential Funding and the Company relating to the transfer and assignment of the Mortgage Loans.

          Assignment of Proprietary Lease:  With respect to a Cooperative Loan,
          -------------------------------
     the assignment of the related Cooperative Lease from the Mortgagor to the originator of the Cooperative Loan.

          Available Distribution Amount:  As to any Distribution Date, an amount
          -----------------------------
     equal to (a) the sum of (i) the amount relating to the Mortgage Loans on deposit in the Custodial Account as of the close of business on the immediately preceding Determination Date and amounts deposited in the Custodial Account in connection with the substitution of Qualified Substitute Mortgage Loans, (ii) the amount of any Advance made on the immediately preceding Certificate Account Deposit Date, (iii) any amount deposited in the Custodial Account pursuant to Section 3.12(a) and (iv) any amount deposited in the Certificate Account pursuant to Section 4.07, reduced by (b) the sum as of the close of business on the immediately preceding Determination Date of (w) aggregate Foreclosure Profits, (x) the Amount Held for Future Distribution, and (y) amounts permitted to be withdrawn by the Master Servicer from the Custodial Account in respect of the Mortgage Loans pursuant to clauses (ii)-(x), inclusive, of Section 3.10(a).

          Bankruptcy Amount:  As of any date of determination prior to the first
          -----------------
     anniversary of the Cut-off Date, an amount equal to the excess, if any, of
     (A) $112,611 over (B) the aggregate amount of Bankruptcy Losses allocated solely to one or more specific Classes of Certificates in accordance with
     Section 4.05. As of any date of determination on or after the first anniversary of the Cut-off Date, an amount equal to the excess, if any, of
     (1) the lesser of (a) the Bankruptcy Amount calculated as of the close of business on the Business Day immediately preceding the most recent anniversary of the Cut-off Date coinciding with or preceding such date of determination (or, if such date of determination is an anniversary of the Cut-off Date, the Business Day immediately preceding such date of determination) (for purposes of this definition, the "Relevant Anniversary") and (b) the greater of

                (A) the greater of (i) 0.0006 times the aggregate principal balance of all the Mortgage Loans in the Mortgage Pool as of the Relevant Anniversary having a Loan-to-Value Ratio at origination which exceeds 75% and (ii) $100,000; and (B) the greater of (i) the product of (x) an amount equal to the largest difference in the related Monthly Payment for any Non-Primary Residence Loan remaining in the Mortgage Pool which had an original Loan-to-Value Ratio of 80% or greater that would result if the Net Mortgage Rate thereof was equal to the weighted average (based on the principal balance of the Mortgage Loans as of the Relevant Anniversary) of the Net Mortgage Rates of all Mortgage Loans as of the Relevant Anniversary less 1.25% per annum, (y) a number equal to the weighted average remaining term to maturity, in months, of all Non-Primary Residence Loans remaining in the Mortgage Pool as of the Relevant Anniversary, and (z) one plus the quotient of the number of all Non-Primary Residence Loans remaining in the Mortgage Pool divided by the total number of Outstanding Mortgage Loans in the Mortgage Pool as of the Relevant Anniversary, and (ii) $50,000,

     over (2) the aggregate amount of Bankruptcy Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the Relevant Anniversary.

          The Bankruptcy Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

          Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.
          ---------------

          Bankruptcy Loss:  With respect to any Mortgage Loan, a Deficient
          ---------------
     Valuation or Debt Service Reduction; provided, however, that neither a
                                          --------  -------
     Deficient Valuation nor a Debt Service Reduction shall be deemed a Bankruptcy Loss hereunder so long as the Master Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

          Book-Entry Certificate:  Any Certificate registered in the name of the
          ----------------------
     Depository or its nominee.

          Business Day:  Any day other than (i) a Saturday or a Sunday or (ii) a
          ------------
     day on which banking institutions in the State of New York, the State of Michigan, the State of California or the State of Illinois (and such other state or states in which the Custodial Account or the Certificate Account are at the time located) are required or authorized by law or executive order to be closed.

          Buydown Funds:  Any amount contributed by the seller of a Mortgaged
          -------------
     Property, the Company or other source in order to enable the Mortgagor to reduce the payments required to be made from the Mortgagor's funds in the early years of a Mortgage Loan. Buydown Funds are not part of the Trust Fund prior to deposit into the Custodial or Certificate Account.

          Buydown Mortgage Loan:  Any Mortgage Loan as to which a specified
          ---------------------
     amount of interest is paid out of related Buydown Funds in accordance with a related buydown agreement.

          Cash Liquidation:  As to any defaulted Mortgage Loan other than a
          ----------------
     Mortgage Loan as to which an REO Acquisition occurred, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds and other payments or cash recoveries which the Master Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

          Certificate:  Any Class A Certificate, Class M Certificate, Class B
          -----------
     Certificate or Class R Certificate.

          Certificate Account:  The separate account or accounts created and
          -------------------
     maintained pursuant to Section 4.01, which shall be entitled "The First National Bank of Chicago, as trustee, in trust for the registered holders of Residential Funding Mortgage Securities I, Inc., Mortgage Pass-Through Certificates and the Owner of the Excess Spread, Series 1996-S18" and which must be an Eligible Account.

          Certificate Account Deposit Date:  As to any Distribution Date, the
          --------------------------------
     Business Day prior thereto.

          Certificateholder or Holder:  The Person in whose name a Certificate
          ---------------------------
     is registered in the Certificate Register, and, in respect of the Insured Certificates, Financial Security to the extent of Cumulative Insurance Payments, except that neither a Disqualified Organization nor a Non-United States Person shall be a holder of a Class R-I Certificate or Class R-II Certificate for purposes hereof and, solely for the purpose of giving any consent or direction pursuant to this Agreement, any Certificate, other than a Class R-I Certificate or Class R-II Certificate registered in the name of the Company, the Master Servicer or any Subservicer or any Affiliate thereof shall be deemed not to be outstanding and the Percentage Interest or Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights necessary to effect any such consent or direction has been obtained. All references herein to "Holders" or "Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein; provided, however, that the Trustee
                                           --------  -------
     shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register.

          Certificate Owner:  With respect to a Book-Entry Certificate, the
          -----------------
     Person who is the beneficial owner of such Certificate, as reflected on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent, if any, and otherwise on the books of a Depository Participant, if any, and otherwise on the books of the Depository.

          Certificate Principal Balance:  With respect to each Class A
          -----------------------------
     Certificate (other than the Class A-2 Certificates, Class A-11 Certificates or any Variable Strip Certificates) and Class R Certificate, on any date of determination, an amount equal to (i) the Initial Certificate Principal

     Balance of such Certificate as specified on the face thereof, minus (ii) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) and applied to reduce the Certificate Principal Balance or amount thereof pursuant to
     Section 4.02(a) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05; provided, however, that solely for the purposes of determining Financial Security's rights as subrogee, the Certificate Principal Balance of any Insured Certificate shall be deemed to not be reduced by any principal amounts paid to the Holder thereof from FSA Insurance Payments. With respect to each Class M Certificate, on any date of determination, an amount equal to (i) the Initial Certificate Principal Balance of such Class M Certificate as specified on the face thereof, minus (ii) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) and applied to reduce the Certificate Principal Balance thereof pursuant to Section 4.02(a) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05; provided, that if the Certificate Principal Balances of the Class B Certificates have been reduced to zero, the Certificate Principal Balance of each Class M Certificate of those Class M Certificates outstanding with the highest numerical designation at any given time shall thereafter be calculated to equal the Percentage Interest evidenced by such Certificate times the excess, if any, of (A) the then aggregate Stated Principal Balance of the Mortgage Loans over (B) the then aggregate Certificate Principal Balance of all other Classes of Certificates then outstanding. With respect to each Class B Certificate, on any date of determination, an amount equal to (i) the Initial Certificate Principal Balance of such Class B Certificate as specified on the face thereof, minus (ii) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) and applied to reduce the Certificate Principal Balance thereof pursuant to Section 4.02(a) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to
     Section 4.05; provided, that the Certificate Principal Balance of each Class B Certificate of those Class B Certificates outstanding with the highest numerical designation at any given time shall be calculated to equal the Percentage Interest evidenced by such Certificate times the excess, if any, of (A) the then aggregate Stated Principal Balance of the Mortgage Loans over (B) the then aggregate Certificate Principal Balance of all other Classes of Certificates then outstanding. The Class A-2 and Class A-11 Certificates and any Variable Strip Certificates will have no Certificate Principal Balance.

          Certificate Register and Certificate Registrar:  The register
          ----------------------------------------------
     maintained and the registrar appointed pursuant to Section 5.02.

          Class:  Collectively, all of the Certificates bearing the same
          -----
     designation.

          Class A Certificate:  Any one of the Class A-1, Class A-2, Class A-3,
          -------------------
     Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12 or Class A-13 Certificates, each such Certificate evidencing an interest designated as a "regular interest" in REMIC II for purposes of the REMIC Provisions and, on and after the date of issuance of any

     Variable Strip Certificates pursuant to Section 5.01(c), such Variable Strip Certificates evidencing the related specified Uncertificated REMIC Regular Interests, in each case executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A.

          Class A-5 Percentage:  As of any Distribution Date, the percentage
          --------------------
     equal to the aggregate Certificate Principal Balance of the Class A-5 Certificates immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the Discount Fraction of the Discount Mortgage Loans) immediately prior to such Distribution Date.

          Class A-13 Collection Shortfall:  With respect to the Cash Liquidation
          -------------------------------
     or REO Disposition of a Discount Mortgage Loan and any Distribution Date, the excess of the amount described in Section 4.02(b)(i)(C)(1) over the amount described in Section 4.02(b)(i)(C)(2).

          Class A-13 Principal Distribution Amount:  As defined in Section
          ----------------------------------------
     4.02(b)(i).

          Class B Certificate:  Any one of the Class B-1 Certificates, Class B-2
          -------------------
     Certificates or Class B-3 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit C and evidencing an interest designated as a "regular interest" in REMIC II for purposes of the REMIC Provisions.

          Class B Percentage:  The Class B-1 Percentage, Class B-2 Percentage
          ------------------
     and Class B-3 Percentage.

          Class B-1 Percentage:  With respect to any Distribution Date, a
          --------------------
     fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class B-1 Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

          Class B-1 Prepayment Distribution Trigger:  With respect to any
          -----------------------------------------
     Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of the Class B-1 Certificates, Class B-2 Certificates and Class B-3 Certificates immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to 1.10%.

          Class B-2 Percentage:  With respect to any Distribution Date, a
          --------------------
     fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class B-2 Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

          Class B-2 Prepayment Distribution Trigger:  With respect to any
          -----------------------------------------
     Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of the Class B-2 Certificates and Class B-3 Certificates immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to 0.60%.

          Class B-3 Percentage:  With respect to any Distribution Date, a
          --------------------
     fraction expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class B-3 Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

          Class B-3 Prepayment Distribution Trigger:  With respect to any
          -----------------------------------------
     Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of the Class B-3 Certificates immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to 0.40%.

          Class M Certificate:  Any one of the Class M-1 Certificates, Class M-2
          -------------------
     Certificates or Class M-3 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B and evidencing an interest designated as a "regular interest" in REMIC II for purposes of the REMIC Provisions.

          Class M Percentage:  The Class M-1 Percentage, Class M-2 Percentage
          ------------------
     and Class M-3 Percentage.

          Class M-1 Percentage:  With respect to any Distribution Date, a
          --------------------
     fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class M-1 Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

          Class M-2 Percentage:  With respect to any Distribution Date, a
          --------------------
     fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class M-2 Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

          Class M-2 Prepayment Distribution Trigger:  With respect to any
          -----------------------------------------
     Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of the Class M-2 Certificates, Class M-3 Certificates, Class B-1 Certificates, Class B-2 Certificates and Class B-3 Certificates immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to 3.50%.

          Class M-3 Percentage:  With respect to any Distribution Date, a
          --------------------
     fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class M-3 Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

          Class M-3 Prepayment Distribution Trigger: With respect to any
          -----------------------------------------
     Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of the Class M-3 Certificates, Class B-1 Certificates, Class B-2 Certificates and Class B-3 Certificates immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to 2.25%.

          Class R Certificate:  Any one of the Class R-I Certificates or Class
          -------------------
     R-II Certificates.

          Class R-I Certificate:  Any one of the Class R-I Certificates executed
          ---------------------
     by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit D and evidencing an interest designated as a "residual interest" in REMIC I for purposes of the REMIC Provisions.

          Class R-II Certificate:  Any one of the Class R-II Certificates
          ----------------------
     executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit D and evidencing an interest designated as a "residual interest" in REMIC II for purposes of the REMIC Provisions.

          Closing Date:  August 29, 1996.
          ------------

          Code:  The Internal Revenue Code of 1986.
          ----

          Compensating Interest:  With respect to any Distribution Date, an
          ---------------------
     amount equal to Prepayment Interest Shortfalls resulting from Principal Prepayments in Full during the related Prepayment Period, but not more than the lesser of (a) one-twelfth of 0.125% of the Stated Principal Balance of the Mortgage Loans immediately preceding such Distribution Date and (b) the sum of the Servicing Fee, all income and gain on amounts held in the Custodial Account and the Certificate Account and payable to the Certificateholders with respect to such Distribution Date and servicing compensation to which the Master Servicer may be entitled pursuant to
     Section 3.10(a)(v) and (vi); provided that for purposes of this definition the amount of the Servicing Fee will not be reduced pursuant to Section
     7.02 except as may be required pursuant to the last sentence of such Section.

          Cooperative:  A private, cooperative housing corporation organized
          -----------
     under the laws of, and headquartered in, the State of New York which owns or leases land and all or part of a building or buildings located in the State of New York, including apartments, spaces used for commercial purposes and common areas therein and whose board of directors authorizes, among other things, the sale of Cooperative Stock.

          Cooperative Apartment:  A dwelling unit in a multi-dwelling building
          ---------------------
     owned or leased by a Cooperative, which unit the Mortgagor has an exclusive right to occupy pursuant to the terms of a proprietary lease or occupancy agreement.

          Cooperative Lease:  With respect to a Cooperative Loan, the
          -----------------
     proprietary lease or occupancy agreement with respect to the Cooperative Apartment occupied by the Mortgagor and relating to the related Cooperative Stock, which lease or agreement confers an exclusive right to the holder of such Cooperative Stock to occupy such apartment.

          Cooperative Loans:  Any of the Mortgage Loans made in respect of a
          -----------------
     Cooperative Apartment, evidenced by a Mortgage Note and secured by (i) a Security Agreement, (ii) the related Cooperative Stock Certificate, (iii) an assignment of the Cooperative Lease, (iv) financing statements and (v) a stock power (or other similar instrument), and ancillary thereto, a recognition agreement between the Cooperative and the originator of the Cooperative Loan, each of which was transferred and assigned to the Trustee pursuant to Section 2.01 and are from time to time held as part of the Trust Fund.

          Cooperative Stock:  With respect to a Cooperative Loan, the single
          -----------------
     outstanding class of stock, partnership interest or other ownership instrument in the related Cooperative.

          Cooperative Stock Certificate:  With respect to a Cooperative Loan,
          -----------------------------
     the stock certificate or other instrument evidencing the related Cooperative Stock.

          Corporate Trust Office:  The principal office of the Trustee at which
          ----------------------
     at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this instrument is located at Corporate Trust Services Division, One First National Plaza, Chicago, Illinois, 60670-0126, Attention: Residential Funding Corporation Series 1996-S18.

          Credit Support Depletion Date:  The first Distribution Date on which
          -----------------------------
     the Senior Percentage equals 100%.

          Cumulative Insurance Payments:  As of any time of determination, the
          -----------------------------
     aggregate of all FSA Insurance Payments previously made by Financial Security under the FSA Policy minus the aggregate of all payments previously made to Financial Security pursuant to Sections 4.02(a)(xvi) and 4.02(i) hereof as reimbursement for FSA Insurance Payments.

          Curtailment:  Any Principal Prepayment made by a Mortgagor which is
          -----------
     not a Principal Prepayment in Full.

          Custodial Account:  The custodial account or accounts created and
          -----------------
     maintained pursuant to Section 3.07 in the name of a depository institution, as custodian for the holders of the Certificates, for the holders of certain other interests in mortgage loans serviced or sold by the Master Servicer and for the Master Servicer, into which the amounts set forth in Section 3.07 shall be deposited directly. Any such account or accounts shall be an Eligible Account.

          Custodial Agreement:  An agreement that may be entered into among the
          -------------------
     Company, the Master Servicer, the Trustee and a Custodian in substantially the form of Exhibit E hereto.

          Custodian:  A custodian appointed pursuant to a Custodial Agreement.
          ---------

          Cut-off Date: August 1, 1996.
          ------------

          Cut-off Date Principal Balance:  As to any Mortgage Loan, the unpaid
          ------------------------------
     principal balance thereof at the Cut-off Date after giving effect to all installments of principal due on or prior thereto, whether or not received.

          Debt Service Reduction:  With respect to any Mortgage Loan, a
          ----------------------
     reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

          Deficient Valuation:  With respect to any Mortgage Loan, a valuation
          -------------------
     by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that constitutes a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

          Definitive Certificate:  Any definitive, fully registered Certificate.
          ----------------------

          Deleted Mortgage Loan:  A Mortgage Loan replaced or to be replaced
          ---------------------
     with a Qualified Substitute Mortgage Loan.

          Depository:  The Depository Trust Company, or any successor Depository
          ----------
     hereafter named. The nominee of the initial Depository for purposes of registering those Certificates that are to be Book-Entry Certificates is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.

          Depository Participant:  A broker, dealer, bank or other financial
          ----------------------
     institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

          Destroyed Mortgage Note:  A Mortgage Note the original of which was
          -----------------------
     permanently lost or destroyed and has not been replaced.

          Determination Date:  With respect to any Distribution Date, the 20th
          ------------------
     day (or if such 20th day is not a Business Day, the Business Day immediately following such 20th day) of the month of the related Distribution Date.

          Discount Fraction:  With respect to each Discount Mortgage Loan, the
          -----------------
     fraction expressed as a percentage, the numerator of which is 8.00% minus the Net Mortgage Rate (or the initial Net Mortgage Rate with respect to any Discount Mortgage Loans as to which the Mortgage Rate is modified pursuant to 3.07(a)) for such Mortgage Loan and the denominator of which is 8.00%. The Discount Fraction with respect to each Discount Mortgage Loan is set forth on Exhibit P attached hereto.

          Discount Mortgage Loan:  Any Mortgage Loan having a Net Mortgage Rate
          ----------------------
     (or the initial Net Mortgage Rate) of less than 8.00% per annum and any Mortgage Loan deemed to be a Discount Mortgage Loan pursuant to the definition of Qualified Substitute Mortgage Loan.

          Disqualified Organization:  Any organization defined as a
          ---------------------------------------------------------
     "disqualified organization" under Section 860E(e)(5) of the Code, which includes any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the FHLMC, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code and
     (v) any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership Interest in a Class R Certificate by such Person may cause REMIC I or REMIC II or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

          Distribution Date:  The 25th day of any month beginning in the month
          -----------------
     immediately following the month of the initial issuance of the Certificates or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day.

          Due Date:  With respect to any Distribution Date, the first day of the
          --------
     month in which such Distribution Date occurs.

          Due Period:  With respect to any Distribution Date, the period
          ----------
     commencing on the second day of the month preceding the month of such Distribution Date and ending on the related Due Date.

          Eligible Account:  An account that is any of the following: (i)
          ----------------
     maintained with a depository institution the debt obligations of which have been rated by each Rating Agency in its highest rating available, or (ii) an account or accounts in a depository institution in which such accounts are fully insured to the limits established by the FDIC, provided that any deposits not so insured shall, to the extent acceptable to each Rating Agency, as evidenced in writing, be maintained such that (as evidenced by an Opinion of Counsel delivered to the Trustee and each Rating Agency) the registered Holders of Certificates have a claim with respect to the funds in such account or a perfected first security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, or (iii) in the case of the Custodial Account, either (A) a trust account or accounts maintained in the corporate trust department of The First National Bank of Chicago or (B) an account or accounts maintained in the corporate asset services department of The First National Bank of Chicago, as long as its short term debt obligations are rated P-1 (or the equivalent) or better by each Rating Agency and its long term debt obligations are rated A2 (or the equivalent) or better, by each Rating Agency, or (iv) in the case of the Certificate Account, a trust account or accounts maintained in the corporate trust division of The First National Bank of Chicago, or (v) an account or accounts of a depository institution acceptable to each Rating Agency (as evidenced in writing by each Rating Agency that use of any such account as the Custodial Account or the Certificate Account will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency).

          Eligible Funds:  On any Distribution Date, the portion, if any, of the
          --------------
     Available Distribution Amount remaining after reduction by the sum of (i) the aggregate amount of Accrued Certificate Interest on the Class A and Class R Certificates, the Excess Spread and the Insurance Premium, (ii) the Senior Principal Distribution Amount (determined without regard to Section 4.02(a)(ii)(Y)(D) hereof), (iii) the Class A-13 Principal Distribution Amount (determined without regard to Section 4.02(b)(i)(E) hereof) and (iv) the aggregate amount of Accrued Certificate Interest on the Class M, Class B-1 and Class B-2 Certificates.

          Event of Default:  As defined in Section 7.01.
          ----------------

          Excess Bankruptcy Loss:  Any Bankruptcy Loss, or portion thereof,
          ----------------------
     which exceeds the then applicable Bankruptcy Amount.

          Excess Fraud Loss:  Any Fraud Loss, or portion thereof, which exceeds
          -----------------
     the then applicable Fraud Loss Amount.

          Excess Special Hazard Loss:  Any Special Hazard Loss, or portion
          --------------------------
     thereof, that exceeds the then applicable Special Hazard Amount.

          Excess Spread:  With respect to any Distribution Date, the aggregate
          -------------
     of one month's interest on the Stated Principal Balance of each Mortgage Loan with respect to which the Company has not on or prior to such Distribution Date issued a class of Variable Strip Certificates representing ownership of the related Uncertificated REMIC I Regular Interest Z, at the applicable Spread Rate with respect to such Mortgage Loan, calculated on the basis of a 360-day year consisting of twelve 30-day months. Excess Spread on any Distribution Date will be reduced by the interest shortfalls described in clauses (i) through (iv) of the fourth sentence of the definition of Accrued Certificate Interest, to the extent allocated thereto pursuant to the provisions of such definition.

          Excess Subordinate Principal Amount:  With respect to any
          -----------------------------------
     Distribution Date on which the Certificate Principal Balance of the most subordinate class or classes of Certificates (as established in Section
     4.05 hereof) then outstanding is to be reduced to zero and on which Realized Losses are to be allocated to such class or classes, the excess, if any, of (i) the amount that would otherwise be distributable in respect of principal on such class or classes of Certificates on such Distribution Date over (ii) the excess, if any, of the Certificate Principal Balance of such class or classes of Certificates immediately prior to such Distribution Date over the aggregate amount of Realized Losses to be allocated to such classes of Certificates on such Distribution Date, as reduced by any such amount that is included in Section 4.02(b)(i)(E) hereof.

          Extraordinary Events:  Any of the following conditions with respect to
          --------------------
     a Mortgaged Property or Mortgage Loan causing or resulting in a loss which causes the liquidation of such Mortgage Loan:

                (a) losses that are of the type that would be covered by the fidelity bond and the errors and omissions insurance policy required to be maintained pursuant to Section 3.12(b) but are in excess of the coverage maintained thereunder;

                (b) nuclear reaction or nuclear radiation or radioactive contamination, all whether controlled or uncontrolled, and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by the definition of the term "Special Hazard Loss";

                (c) hostile or warlike action in time of peace or war, including action in hindering, combatting or defending against an actual, impending or expected attack:

                     1. by any government or sovereign power, de jure or de facto, or by any authority maintaining or using military, naval or air forces; or

                     2.   by military, naval or air forces; or

                     3. by an agent of any such government, power, authority or forces;

                (d) any weapon of war employing atomic fission or radioactive force whether in time of peace or war; or

                (e) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combatting or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority; or risks of contraband or illegal transportation or trade.

          Extraordinary Losses:  Any loss incurred on a Mortgage Loan caused by
          --------------------
     or resulting from an Extraordinary Event.

          FDIC:  Federal Deposit Insurance Corporation or any successor thereto.
          ----

          FHLMC:  Federal Home Loan Mortgage Corporation, a corporate
          -----
     instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

          Final Distribution Date:  The Distribution Date on which the final
          -----------------------
     distribution in respect of the Certificates will be made pursuant to
     Section 9.01 which Final Distribution Date shall in no event be later than the end of the 90-day liquidation period described in Section 9.03.

          Financial Security:  Financial Security Assurance Inc., a stock
          ------------------
     insurance company organized and created under the laws of the State of New York, and any successors thereto.

          Financial Security Default:  The existence and continuance of a
          --------------------------
     failure by Financial Security to make a payment required under the FSA Policy in accordance with its terms.

          Fitch:  Fitch Investors Service, L.P. or its successor in interest.
          -----

          FNMA:  Federal National Mortgage Association, a federally chartered
          ----
     and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

          Foreclosure Profits:  As to any Distribution Date or related
          -------------------
     Determination Date and any Mortgage Loan, the excess, if any, of Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of all amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of each Mortgage Loan or REO Property for which a Cash Liquidation or REO Disposition occurred in the related Prepayment Period over the sum of the unpaid principal balance of such Mortgage Loan or REO Property (determined, in the case of an REO Disposition, in accordance with Section 3.14) plus accrued and unpaid interest at the Mortgage Rate on such unpaid principal balance from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month in which such Cash Liquidation or REO Disposition occurred.

          Fraud Loss Amount:  As of any date of determination after the Cut-off
          -----------------
     Date, an amount equal to: (Y) prior to the first anniversary of the Cut-off Date an amount equal to 2.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the Cut-off Date minus the aggregate amount of Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the Cut-off Date up to such date of determination and (Z) from the first to the fifth anniversary of the Cut-off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off
     Date and (b) 1.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-off Date minus (2) the Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the most recent anniversary of the Cut-off Date up to such date of determination. On and after the fifth anniversary of the Cut-off Date the Fraud Loss Amount shall be zero.

          The Fraud Loss Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

          Fraud Losses:  Losses on Mortgage Loans as to which there was fraud in
          ------------
     the origination of such Mortgage Loan.

          FSA Insurance Payment:  Any payment made by Financial Security with
          ---------------------
     respect to the Insured Certificates under the FSA Policy.

          FSA Policy:  The Financial Guaranty Insurance Policy (No. 50500-N)
          ----------
     issued by Financial Security for the benefit of the Holders of the Insured Certificates, including any endorsements thereto, attached hereto as Exhibit Q.

          FSA Policy Payments Account:  The account established pursuant to
          ---------------------------
     Section 11.02(b) hereof.

          Guaranteed Distribution:  With respect to the Insured Certificates and
          -----------------------
     any Distribution Date, as defined in the FSA Policy.

          Independent:  When used with respect to any specified Person, means
          -----------
     such a Person who (i) is in fact independent of the Company, the Master Servicer and the Trustee, or any Affiliate thereof, (ii) does not have any direct financial interest or any material indirect financial interest in the Company, the Master Servicer or the Trustee or in an Affiliate thereof, and (iii) is not connected with the Company, the Master Servicer or the Trustee as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

          Initial Certificate Principal Balance:  With respect to each Class of
          -------------------------------------
     Certificates, the Certificate Principal Balance of such Class of Certificates as of the Cut-off Date as set forth in the Preliminary Statement hereto.

          Initial Monthly Payment Fund:  As defined in Section 2.01(f).
          ----------------------------

          Insurance Premium:  As to any Distribution Date, the premium payable
          -----------------
     to Financial Security in respect of the FSA Policy, which shall be an amount equal to one-twelfth of 0.03% multiplied by the aggregate Certificate Principal Balance of the Class A-3 Certificates immediately prior to such Distribution Date.

          Insurance Proceeds:  Proceeds paid in respect of the Mortgage Loans
          ------------------
     pursuant to any Primary Insurance Policy or any other related insurance policy (excluding the FSA Policy) covering a Mortgage Loan, to the extent such proceeds are payable to the mortgagee under the Mortgage, any Subservicer, the Master Servicer or the Trustee and are not applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that the Master Servicer would follow in servicing mortgage loans held for its own account.

          Insured Certificates:  Any one of the Class A-7 Certificates, Class A-
          --------------------
     9 Certificates and Class A-10 Certificates.

          Insured Reserve Fund:   The account established and maintained by the
          --------------------
     Trustee in accordance with Section 4.08 hereof.

          Insured Reserve Withdrawal:   As defined in Section 4.08.
          --------------------------

          Insurer:  Any named insurer under any Primary Insurance Policy or any
          -------
     successor thereto or the named insurer in any replacement policy.

          Interest Accrual Period:  With respect to any Certificate, other than
          -----------------------
     any Class A-1 Certificate and Class A-2 Certificate, and any Distribution Date, the calendar month preceding the month in which such Distribution Date occurs. With respect to any Class A-1 Certificate or Class A-2 Certificate and any Distribution Date, the one-month period commencing on the 25th day of the month preceding the month in which such Distribution Date occurs and ending on the 24th day of the month in which such Distribution Date occurs. Notwithstanding the foregoing, the distributions of interest on any Distribution Date and the calculation of Accrued Certificate Interest for all Classes of Certificates including the Class A-1 Certificates and Class A-2 Certificates will reflect interest accrued, and receipts with respect thereto, on the Mortgage Loans for the preceding calendar month, as may be reduced in accordance with the definition of Accrued Certificate Interest.

          Late Collections:  With respect to any Mortgage Loan, all amounts
          ----------------
     received during any Due Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of Monthly Payments due but delinquent for a previous Due Period and not previously recovered.

          LIBOR:  With respect to any Distribution Date and the Pass-Through
          -----
     Rates on the Class A-1 Certificates and Class A-2 Certificates, the arithmetic mean of the London interbank offered rate quotations of Reference Banks for one-month Eurodollar deposits in the international Eurocurrency market, expressed on a per annum basis, determined in accordance with Section 1.02.

          LIBOR Business Day:  Any day other than (i) a Saturday or a Sunday or
          ------------------
     (ii) a day on which banking institutions in the city of London, England are required or authorized by law to be closed.

          Liquidation Proceeds:  Amounts (other than Insurance Proceeds)
          --------------------
     received by the Master Servicer in connection with the taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or in connection with the liquidation of a defaulted Mortgage Loan through trustee's sale, foreclosure sale or otherwise, other than REO Proceeds.

          Loan-to-Value Ratio:  As of any date, the fraction, expressed as a
          -------------------
     percentage, the numerator of which is the current principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

          Maturity Date:  The latest possible maturity date, solely for purposes
          -------------
     of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, by which the Certificate Principal Balance of each Class of Certificates (other than the Variable Strip Certificates which have no Certificate Principal Balance) representing a regular interest in REMIC II and the Uncertificated Principal Balance of each REMIC I Regular Interest and the rights to the Excess Spread would be reduced to zero, which is August 25, 2026, the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan. The latest possible Maturity Date for each Uncertificated REMIC Regular Interest is the Distribution Date immediately following the latest scheduled maturity date for the related Mortgage Loan.

          Monthly Payment:  With respect to any Mortgage Loan (including any REO
          ---------------
     Property) and any Due Date, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment, if any, for curtailments and for Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule by reason of any bankruptcy, other than a Deficient Valuation, or similar proceeding or any moratorium or similar waiver or grace period).

          Moody's:  Moody's Investors Service, Inc., or its successor in
          -------
     interest.

          Mortgage:  With respect to each Mortgage Note related to a Mortgage
          --------
     Loan which is not a Cooperative Loan, the mortgage, deed of trust or other comparable instrument creating a first lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note.

          Mortgage File:  The mortgage documents listed in Section 2.01
          -------------
     pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

          Mortgage Loan Schedule:  The list of the Mortgage Loans attached
          ----------------------
     hereto as Exhibit F (as amended from time to time to reflect the addition of Qualified Substitute Mortgage Loans), which list shall set forth at a minimum the following information as to each Mortgage Loan:

          (i)  the Mortgage Loan identifying number ("RFC LOAN #");

          (ii) the street address of the Mortgaged Property including state and zip code ("ADDRESS");

          (iii)      the maturity of the Mortgage Note ("MATURITY DATE");

          (iv)       the Mortgage Rate ("ORIG RATE");

          (v)        the Subservicer pass-through rate ("CURR NET");

          (vi)       the Net Mortgage Rate ("NET MTG RT");

          (vii)      the Spread Rate ("SPREAD");

          (viii) the initial scheduled monthly payment of principal, if any, and interest ("ORIGINAL P & I");

          (ix)       the Cut-off Date Principal Balance ("PRINCIPAL BAL");

          (x)        the Loan-to-Value Ratio at origination ("LTV");

          (xi) the rate at which the Subservicing Fee accrues ("SUBSERV FEE") and at which the Servicing Fee accrues ("MSTR SERV FEE");

          (xii) a code "T," "BT" or "CT" under the column "LN FEATURE," indicating that the Mortgage Loan is secured by a second or vacation residence; and

          (xiii) a code "N" under the column "OCCP CODE," indicating that the Mortgage Loan is secured by a non-owner occupied residence.

     Such schedule may consist of multiple reports that collectively set forth all of the information required.

          Mortgage Loans:  Such of the mortgage loans transferred and assigned
          --------------
     to the Trustee pursuant to Section 2.01 as from time to time are held or deemed to be held as a part of the Trust Fund, the Mortgage Loans originally so held being identified in the initial Mortgage Loan Schedule, and Qualified Substitute Mortgage Loans held or deemed held as part of the Trust Fund including, without limitation, (i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate, Cooperative Lease and Mortgage File and all rights appertaining thereto, and (ii) with respect to each Mortgage Loan other than a Cooperative Loan, each related Mortgage Note, Mortgage and Mortgage File and all rights appertaining thereto.

          Mortgage Note:  The originally executed note or other evidence of
          -------------
     indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with any modification thereto.

          Mortgage Rate:  As to any Mortgage Loan, the interest rate borne by
          -------------
     the related Mortgage Note, or any modification thereto.

          Mortgaged Property:  The underlying real property securing a Mortgage
          ------------------
     Loan.

          Mortgagor:  The obligor on a Mortgage Note.
          ---------

          Net Mortgage Rate:  As to each Mortgage Loan, a per annum rate of
          -----------------
     interest equal to the Adjusted Mortgage Rate less the per annum rate at which the Servicing Fee is calculated.

          Non-Discount Mortgage Loan:  A Mortgage Loan that is not a Discount
          --------------------------
     Mortgage Loan.

          Non-Primary Residence Loans:  The Mortgage Loans designated as secured
          ---------------------------
     by second or vacation residences, or by non-owner occupied residences, on the Mortgage Loan Schedule.

          Non-United States Person:  Any Person other than a United States
          ------------------------
     Person.

          Nonrecoverable Advance:  Any Advance previously made or proposed to be
          ----------------------
     made by the Master Servicer in respect of a Mortgage Loan (other than a Deleted Mortgage Loan) which, in the good faith judgment of the Master Servicer, will not, or, in the case of a proposed Advance, would not, be ultimately recoverable by the Master Servicer from related Late Collections, Insurance Proceeds, Liquidation Proceeds, REO Proceeds or amounts reimbursable to the Master Servicer pursuant to Section 4.02(a) hereof. The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance would constitute a Nonrecoverable Advance, shall be evidenced by an Officers' Certificate delivered to the Company, the Trustee and Financial Security.

          Nonsubserviced Mortgage Loan:  Any Mortgage Loan that, at the time of
          ----------------------------
     reference thereto, is not subject to a Subservicing Agreement.

          Notional Amount:  As of any Distribution Date, (i) with respect to
          ---------------
     Class A-2 Certificates, the Certificate Principal Balance of the Class A-1 Certificates, immediately prior to such date; (ii) with respect to the Class A-11 Certificates, 2.74999823% times the Certificate Principal Balance of the Class A-3 Certificate, immediately prior to such date or
     (iii) with respect to any Variable Strip Certificates, the aggregate Stated Principal Balance of the Non-Discount Mortgage Loans, immediately prior to such date. The initial Notional Amount of the Class A-11 Certificate is $928,431.

          Officers' Certificate:  A certificate signed by the Chairman of the
          ---------------------
     Board, the President or a Vice President or Assistant Vice President, or a Director or Managing Director, and by the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of the Company or the Master Servicer, as the case may be, and delivered to the Trustee, as required by this Agreement.

          Opinion of Counsel:  A written opinion of counsel acceptable to the
          ------------------
     Trustee and the Master Servicer, who may be counsel for the Company or the Master Servicer, provided that any opinion of counsel (i) referred to in the definition of "Permitted Transferee" or (ii) relating to the qualification of the Trust Fund as a REMIC or compliance with the REMIC Provisions must, unless otherwise specified, be an opinion of Independent counsel.

          Original Senior Percentage:  The fraction, expressed as a percentage,
          --------------------------
     the numerator of which is the aggregate Initial Certificate Principal Balance of the Senior Certificates (other than the Class A-13 Certificates) and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans (other than the Discount Fraction of the Discount Mortgage Loans), which is approximately 94.44% as of the Closing Date.

          Outstanding Mortgage Loan:  As to any Due Date, a Mortgage Loan
          -------------------------
     (including an REO Property) which was not the subject of a Principal Prepayment in Full, Cash Liquidation or REO Disposition and which was not purchased, deleted or substituted for prior to such Due Date pursuant to
     Section 2.02, 2.03 or 2.04.

          Owner or Holder:  With respect to the Excess Spread at any time at
          ---------------
     which the Excess Spread evidences ownership in any Uncertificated REMIC Regular Interest, Residential Funding, as the owner of all right, title and interest in and to the Excess Spread. Solely for the purpose of giving any consent or direction pursuant to this Agreement, as long as Residential Funding or any Affiliate thereof is Master Servicer and the Excess Spread remains uncertificated, the Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Voting Rights necessary to effect any such consent or direction has been obtained.

          Ownership Interest:  As to any Certificate, any ownership or security
          ------------------
     interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

          Pass-Through Rate:  With respect to the Class A Certificates (other
          -----------------
     than the Class A-1 Certificates, the Class A-2 Certificates, the Class A-13 Certificates and any Variable Strip Certificates), Class M Certificates, Class B Certificates and Class R Certificates and any Distribution Date, the per annum rate set forth in the Preliminary Statement hereto. With respect to the Class A-1 Certificates and the initial Interest Accrual Period, 6.0375% per annum, and as to any Interest Accrual Period thereafter, a per annum rate equal to LIBOR plus 0.60%, subject to a maximum rate of 9.00% per annum and a minimum rate of 0.60% per annum.
     With respect to the Class A-2 Certificates and the initial Interest Accrual Period, 2.9625% per annum, and as to any Interest Accrual Period thereafter, a per annum rate equal to 8.40% minus LIBOR, subject to a maximum rate of 8.40% per annum and a minimum rate of 0.00% per annum.
     With respect to any Class of Variable Strip Certificates and any Distribution Date, a rate equal to the weighted average, expressed as a percentage, of the Spread Rates of all Mortgage Loans corresponding to the Uncertificated REMIC I Regular Interests represented by such Class of Variable Strip Certificates as of the Due Date in the month next preceding the month in which such Distribution Date occurs, weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans, which Stated Principal Balances shall be the Stated Principal Balances of such Mortgage Loans at the close of business on the immediately preceding Distribution Date after giving effect to distributions thereon allocable to principal to the Holders of the Certificates. The Class A-13 Certificates have no Pass-Through Rate and are not entitled to Accrued Certificate Interest.

          Paying Agent:  The First National Bank of Chicago or any successor
          ------------
     Paying Agent appointed by the Trustee.

          Percentage Interest:  With respect to any Certificate (other than an
          -------------------
     Class A-11, Variable Strip or Class R Certificate), the undivided percentage ownership interest in the related Class evidenced by such Certificate, which percentage ownership interest shall be equal to the Initial Certificate Principal Balance thereof divided by the aggregate Initial Certificate Principal Balance of all of the Certificates of the same Class. With respect to the Class A-11 Certificates, Class A-2 Certificates, any Variable Strip or Class R-I Certificate and Class R-II Certificate, the interest in distributions to be made with respect to the Class evidenced thereby, expressed as a percentage, as stated on the face of each such Certificate.

          Permitted Investments:  One or more of the following:
          ---------------------

                (i) obligations of or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

                (ii) repurchase agreements on obligations specified in clause
          (i) maturing not more than one month from the date of acquisition thereof, provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating available;

                (iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company; provided that the debt obligations of such depository institution or trust company (or, if the only Rating Agency is Standard & Poor's, in the case of the principal depository institution in a depository institution holding company, debt obligations of the depository institution holding company) at the date of acquisition thereof have been rated by each Rating Agency in its highest short-term rating available; and provided further that, if the only Rating Agency is Standard & Poor's and if the depository or trust company is a principal subsidiary of a bank holding company and the debt obligations of such subsidiary are not separately rated, the applicable rating shall be that of the bank holding company; and, provided further that, if the original maturity of such short-term obligations of a domestic branch of a foreign depository institution or trust company shall exceed 30 days, the short-term rating of such institution shall be A-1+ in the case of Standard & Poor's if Standard & Poor's is the Rating Agency;

                (iv) commercial paper (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest short-term rating available; provided that such commercial paper shall have a remaining maturity of not more than 30 days;

                (v) a money market fund or a qualified investment fund rated by each Rating Agency in its highest long-term rating available; and

                (vi) other obligations or securities that are acceptable to each Rating Agency as a Permitted Investment hereunder and will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency, as evidenced in writing;

     provided, however, no instrument shall be a Permitted Investment if it
     --------  -------
     represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations. References herein to the highest rating available on unsecured long-term debt shall mean AAA in the case of Standard & Poor's and Fitch and Aaa in the case of Moody's, and references herein to the highest rating available on unsecured commercial paper and short-term debt obligations shall mean A-1 in the case of Standard & Poor's, P-1 in the case of Moody's and either A-1 by Standard & Poor's, P-1 by Moody's or F-1 by Fitch in the case of Fitch.

          Permitted Transferee:  Any Transferee of a Class R Certificate, other
          --------------------
     than a Disqualified Organization or Non-United States Person.

          Person:  Any individual, corporation, partnership, joint venture,
          ------
     association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

          Pool Stated Principal Balance:  As to any date of determination, the
          -----------------------------
     aggregate of the Stated Principal Balances of each Mortgage Loan that was an Outstanding Mortgage Loan on the Due Date in the month preceding the month of such date of determination.

          Prepayment Allocation Test:  With respect to any Distribution Date, a
          --------------------------
     test that shall be met if all of the following conditions are satisfied:
     (i) the Subordinate Percentage as of such Distribution Date is at least two times the Subordinate Percentage as of the Closing Date; (ii) the aggregate Stated Principal Balance of Mortgage Loans delinquent 60 days or more (including for this purpose any Mortgage Loans in foreclosure and any REO Properties) averaged over the last six months as a percentage of the aggregate Stated Principal Balance of all Mortgage Loans averaged over the last six months, does not exceed 2%; and (iii) the aggregate amount of Realized Losses incurred with respect to the Mortgage Loans since the Closing Date do not exceed 30% of the aggregate Certificate Principal Balance of the Class M Certificates and Class B Certificates as of the Closing Date.

          Prepayment Assumption:  A prepayment assumption of 250% of the
          ---------------------
     standard prepayment assumption, used for determining the accrual of original issue discount and market discount and premium on the Certificates for federal income tax purposes. The standard prepayment assumption assumes a constant rate of prepayment of mortgage loans of 0.2% per annum of the then outstanding principal balance of such mortgage loans in the first month of the life of the mortgage loans, increasing by an additional 0.2% per annum in each succeeding month until the thirtieth month, and a constant 6.0% per annum rate of prepayment thereafter for the life of the mortgage loans.

          Prepayment Distribution Percentage:   With respect to any Distribution
          ----------------------------------
     Date and each Class of Class M Certificates and Class B Certificates, under the applicable circumstances set forth below, the respective percentages set forth below:

          (i) For any Distribution Date prior to the Distribution Date in September, 2001 (unless the Certificate Principal Balances of the Class A Certificates, other than the Class A-5 Certificates and Class A-13 Certificates, have been reduced to zero), 0%.

          (ii) For any Distribution Date on which any Class of Class M or Class B Certificates are outstanding not discussed in clause (i) above:

                     (a) in the case of the Class of Class M Certificates then
                outstanding with the lowest numerical designation, or in the event the Class M Certificates are no longer outstanding, the Class of Class B Certificates then outstanding with the lowest numerical designation and each other Class of Class M Certificates and Class B Certificates for which the related Prepayment Distribution Trigger has been satisfied, a fraction, expressed as a percentage, the numerator of which is the Certificate Principal Balance of such Class immediately prior to such date and the denominator of which is the sum of the Certificate Principal Balances immediately prior to such date of
                (1) the Class of Class M Certificates then outstanding with the lowest numerical designation, or in the event the Class M Certificates are no longer outstanding, the Class of Class B Certificates then outstanding with the lowest numerical designation and (2) all other Classes of Class M Certificates and Class B Certificates for which the respective Prepayment Distribution Triggers have been satisfied; and

                     (b) in the case of each other Class of Class M Certificates and Class B Certificates for which the Prepayment Distribution Triggers have not been satisfied, 0%; and

          (iii) Notwithstanding the foregoing, if the application of the foregoing percentages on any Distribution Date as provided in
                Section 4.02 (determined without regard to the proviso to the definition of "Subordinate Principal Distribution Amount") would result in a distribution in respect of principal of any Class or Classes of Class M Certificates and Class B Certificates in an amount greater than the remaining Certificate Principal Balance thereof (any such class, a "Maturing Class"), then: (a) the Prepayment Distribution Percentage of each Maturing Class shall be reduced to a level that, when applied as described above, would exactly reduce the Certificate Principal Balance of such Class to zero; (b) the Prepayment Distribution Percentage of each other Class of Class M Certificates and Class B Certificates (any such Class, a "Non-Maturing Class") shall be recalculated in accordance with the provisions in paragraph (ii) above, as if the Certificate Principal Balance of each Maturing Class had been reduced to zero (such percentage as recalculated, the "Recalculated Percentage"); (c) the total amount of the reductions in the Prepayment Distribution Percentages of the Maturing Class or Classes pursuant to clause (a) of this sentence, expressed as an aggregate percentage, shall be allocated among the Non-Maturing Classes in proportion to their respective Recalculated Percentages (the portion of such aggregate reduction so allocated to any Non-Maturing Class, the "Adjustment Percentage"); and (d) for purposes of such Distribution Date, the Prepayment Distribution Percentage of each Non-Maturing Class shall be equal to the sum of (1) the Prepayment Distribution Percentage thereof, calculated in accordance with the provisions in paragraph (ii) above as if the Certificate Principal Balance of each Maturing Class had not been reduced to zero, plus (2) the related Adjustment Percentage.

          Prepayment Distribution Trigger:  The Class M-2 Prepayment
          -------------------------------
     Distribution Trigger, Class M-3 Prepayment Distribution Trigger, Class B-1 Prepayment Distribution Trigger, Class B-2 Prepayment Distribution Trigger or Class B-3 Prepayment Distribution Trigger.

          Prepayment Interest Shortfall:  As to any Distribution Date and any
          -----------------------------
     Mortgage Loan (other than a Mortgage Loan relating to an REO Property) that was the subject of (a) a Principal Prepayment in Full during the related Prepayment Period, an amount equal to the excess of one month's interest at the Net Mortgage Rate on the Stated Principal Balance of such Mortgage Loan over the amount of interest (adjusted to the Net Mortgage Rate) paid by the Mortgagor for such Prepayment Period to the date of such Principal Prepayment in Full or (b) a Curtailment during the prior calendar month, an amount equal to one month's interest at the Net Mortgage Rate on the amount of such Curtailment.

          Class A-5 Certificates:  Any one of the Class A-5 Certificates.
          ----------------------

          Prepayment Period:  As to any Distribution Date, the calendar month
          -----------------
     preceding the month of distribution.

          Primary Insurance Policy:  Each primary policy of mortgage guaranty
          ------------------------
     insurance or any replacement policy therefor referred to in Section 2.03(b)(iv) and (v).

          Principal Prepayment:  Any payment of principal or other recovery on a
          --------------------
     Mortgage Loan, including a recovery that takes the form of Liquidation Proceeds or Insurance Proceeds, which is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest representing scheduled interest on such payment due on any date or dates in any month or months subsequent to the month of prepayment.

          Principal Prepayment in Full:  Any Principal Prepayment made by a
          ----------------------------
     Mortgagor of the entire principal balance of a Mortgage Loan.

          Program Guide:  Collectively, the Seller Guide and the Servicer Guide
          -------------
     for Residential Funding's mortgage loan purchase and conduit servicing program and all supplements and amendments thereto published by Residential Funding from time to time.

          Purchase Price:  With respect to any Mortgage Loan (or REO Property)
          --------------
     required to be or otherwise purchased on any date pursuant to Section 2.02, 2.03, 2.04 or 4.07, an amount equal to the sum of (i) 100% of the Stated Principal Balance thereof plus the principal portion of any related unreimbursed Advances and (ii) unpaid accrued interest at the Adjusted Mortgage Rate (or at the Net Mortgage Rate in the case of a purchase made by the Master Servicer) on the Stated Principal Balance thereof to the first day of the month following the month of purchase from the Due Date to which interest was last paid by the Mortgagor.

          Qualified Substitute Mortgage Loan:  A Mortgage Loan substituted by
          ----------------------------------
     Residential Funding or the Company for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in an Officers' Certificate delivered to the Trustee, (i) have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate outstanding principal balance, after such deduction), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan (the amount of any shortfall to be deposited by Residential Funding in the Custodial Account in the month of substitution); (ii) have a Mortgage Rate and a Net Mortgage Rate no lower than and not more than 1% per annum higher than the Mortgage Rate and Net Mortgage Rate, respectively, of the Deleted Mortgage Loan as of the date of substitution; (iii) have a Loan-to-Value Ratio at the time of substitution no higher than that of the Deleted Mortgage Loan at the time of substitution; (iv) have a remaining term to stated maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan; (v) comply with each representation and warranty set forth in Sections 2.03 and 2.04 hereof and Section 4 of the Assignment Agreement; and (vi) have a Spread Rate equal to or greater than that of the Deleted Mortgage Loan. Notwithstanding any other provisions herein, (x) with respect to any Qualified Substitute Mortgage Loan substituted for a Deleted Mortgage Loan which was a Discount Mortgage Loan, such Qualified Substitute Mortgage Loan shall be deemed to be a Discount Mortgage Loan and to have a Discount Fraction equal to the Discount Fraction of the Deleted Mortgage Loan and (y) in the event that the "Spread Rate" of any Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Spread Rate" is greater than the Spread Rate of the related Deleted Mortgage Loan (i) the Spread Rate of such Qualified Substitute Mortgage Loan shall be equal to the Spread Rate of the related Deleted Mortgage Loan for purposes of calculating the Excess Spread or Accrued Certificate Interest on any Class of Variable Strip Certificates and (ii) the excess of the Spread Rate on such Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Spread Rate" over the

     Spread Rate on the related Deleted Mortgage Loan shall be payable to the Class R Certificates pursuant to Section 4.02 hereof.

          Rate Adjustment Date:  With respect to each Distribution Date and the
          --------------------
     Class A-1 Certificates and Class A-2 Certificates, the LIBOR Business Day immediately preceding the commencement of the related Interest Accrual Period on which banks are open for dealing in foreign currency and exchange in London, England.

          Rating Agency:  Fitch and Standard & Poor's with respect to the Class
          -------------
     A, Class R and Class M-1 Certificates and Fitch with respect to the Class M-2, Class M-3, Class B-1 and Class B-2 Certificates. If either agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Company, notice of which designation shall be given to the Trustee and the Master Servicer.

          Realized Loss:  With respect to each Mortgage Loan (or REO Property)
          -------------
     as to which a Cash Liquidation or REO Disposition has occurred, an amount (not less than zero) equal to (i) the Stated Principal Balance of the Mortgage Loan (or REO Property) as of the date of Cash Liquidation or REO Disposition, plus (ii) interest (and REO Imputed Interest, if any) at the Net Mortgage Rate from the Due Date as to which interest was last paid or advanced to Certificateholders and the Owner of the Excess Spread up to the last day of the month in which the Cash Liquidation (or REO Disposition) occurred on the Stated Principal Balance of such Mortgage Loan (or REO Property) outstanding during each Due Period that such interest was not paid or advanced, minus (iii) the proceeds, if any, received during the month in which such Cash Liquidation (or REO Disposition) occurred, to the extent applied as recoveries of interest at the Net Mortgage Rate and to principal of the Mortgage Loan, net of the portion thereof reimbursable to the Master Servicer or any Subservicer with respect to related Advances or expenses as to which the Master Servicer or Subservicer is entitled to reimbursement thereunder but which have not been previously reimbursed. With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation. With respect to each Mortgage Loan which has become the object of a Debt Service Reduction, the amount of such Debt Service Reduction.

          Record Date:  With respect to each Distribution Date, the close of
          -----------
     business on the last Business Day of the month next preceding the month in which the related Distribution Date occurs.

          Reference Bank Rate:  With respect to any Interest Accrual Period, as
          -------------------
     follows: the arithmetic mean (rounded upwards, if necessary, to the nearest one sixteenth of a percent) of the offered rates for United States dollar deposits for one month which are offered by the Reference Banks as of 11:00 A.M., London, England time, on the LIBOR Business Day prior to the first day of such Interest Accrual Period to prime banks in the London interbank market for a period of one month in amounts approximately equal to the sum of the outstanding Certificate Principal Balance and the Certificates; provided that at least two such Reference Banks provide such rate.
     --------

     If fewer than two offered rates appear, the Reference Bank Rate will be the arithmetic mean (rounded upwards if necessary to the nearest 1/16%) of the rates quoted by one or more major banks in New York City, selected by the Trustee after consultation with the Master Servicer, as of 11:00 a.m., New York time, on such date for loans in U.S. Dollars to leading European Banks for a period of one month in amounts approximately equal to the aggregate Certificate Principal Balance. If no such quotations can be obtained, the Reference Bank Rate shall be the Reference Bank Rate applicable to the preceding Interest Accrual Period.

          Regular Certificate:  Any of the Certificates other than a Class R-I
          -------------------
     Certificate or Class R-II Certificate.

          REMIC:  A "real estate mortgage investment conduit" within the meaning
          -----
     of Section 860D of the Code.

          REMIC Administrator:  Residential Funding Corporation.  If Residential
          -------------------
     Funding Corporation is found by a court of competent jurisdiction to no longer be able to fulfill its obligations as REMIC Administrator under this Agreement the Master Servicer or Trustee acting as Master Servicer shall appoint a successor REMIC Administrator, subject to assumption of the REMIC Administrator obligations under this Agreement.

          REMIC I:  The segregated pool of assets, with respect to which a REMIC
          -------
     election is to be made, consisting of:

                (i)   the Mortgage Loans and the related Mortgage Files,

                (ii) all payments on and collections in respect of the Mortgage Loans due after the Cut-off Date as shall be on deposit in the Custodial Account or in the Certificate Account and identified as belonging to the Trust Fund,

                (iii) property which secured a Mortgage Loan and which has been acquired for the benefit of the Certificateholders and the Owner of the Excess Spread by foreclosure or deed in lieu of foreclosure, and

                (iv) the hazard insurance policies and Primary Insurance Policies, if any, and certain proceeds thereof.

     Notwithstanding the foregoing, REMIC I specifically excludes the Insured Reserve Fund, the FSA Policy and the FSA Policy Payments Account.

          REMIC I Certificates:  The Class R-I Certificates.
          --------------------

          REMIC II:  The segregated pool of assets consisting of the
          --------
     Uncertificated REMIC I Regular Interests conveyed in trust to the Trustee for the benefit of the holders of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class M-1, Class M-2, Class M-3, Class B-1, Class

     B-2, Class B-3 and the Owner of the Excess Spread, any Variable Strip Certificates and Class R-II Certificates pursuant to Section 2.06, with respect to which a separate REMIC election is to be made.

          REMIC II Certificates:  Any of the Class A-1, Class A-2, Class A-3,
          ---------------------
     Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class R-II Certificates.

          REMIC Provisions:  Provisions of the federal income tax law relating
          ----------------
     to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and temporary and final regulations (or, to the extent not inconsistent with such temporary or final regulations, proposed regulations) and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

          REO Acquisition:  The acquisition by the Master Servicer on behalf of
          ---------------
     the Trustee for the benefit of the Certificateholders and the Owner of the Excess Spread of any REO Property pursuant to Section 3.14.

          REO Disposition:  As to any REO Property, a determination by the
          ---------------
     Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds, REO Proceeds and other payments and recoveries (including proceeds of a final sale) which the Master Servicer expects to be finally recoverable from the sale or other disposition of the REO Property.

          REO Imputed Interest:  As to any REO Property, for any period, an
          --------------------
     amount equivalent to interest (at the Net Mortgage Rate that would have been applicable to the related Mortgage Loan had it been outstanding) on the unpaid principal balance of the Mortgage Loan as of the date of acquisition thereof for such period.

          REO Proceeds:  Proceeds, net of expenses, received in respect of any
          ------------
     REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property) which proceeds are required to be deposited into the Custodial Account only upon the related REO Disposition.

          REO Property:  A Mortgaged Property acquired by the Master Servicer
          ------------
     through foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage Loan.

          Request for Release:  A request for release, the forms of which are
          -------------------
     attached as Exhibit H hereto.

          Required Insurance Policy:  With respect to any Mortgage Loan, any
          -------------------------
     insurance policy which is required to be maintained from time to time under this Agreement, the Program Guide or the related Subservicing Agreement in respect of such Mortgage Loan.

          Residential Funding:  Residential Funding Corporation, a Delaware
          -------------------
     corporation, in its capacity as seller of the Mortgage Loans to the Company and any successor thereto.

          Responsible Officer:  When used with respect to the Trustee, any
          -------------------
     officer of the Corporate Trust Department of the Trustee, including any Senior Vice President, any Vice President, any Assistant Vice President, any Assistant Secretary, any Trust Officer or Assistant Trust Officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers to whom, with respect to a particular matter, such matter is referred.

          Security Agreement:  With respect to a Cooperative Loan, the agreement
          ------------------
     creating a security interest in favor of the originator in the related Cooperative Stock.

          Seller:  As to any Mortgage Loan, a Person, including any Subservicer,
          ------
     that executed a Seller's Agreement applicable to such Mortgage Loan.

          Seller's Agreement:  An agreement for the origination and sale of
          ------------------
     Mortgage Loans generally in the form of the Seller Contract referred to or contained in the Program Guide, or in such other form as has been approved by the Master Servicer and the Company, each containing representations and warranties in respect of one or more Mortgage Loans.

          Senior Certificates:  Any one of the Class A Certificates or Class R
          -------------------
     Certificates.

          Senior Percentage:  As of any Distribution Date, the lesser of 100%
          -----------------
     and a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Senior Certificates (other than the Certificate Principal Balance of the Class A-13 Certificates) immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the Discount Fraction of the Discount Mortgage Loans) immediately prior to such Distribution Date.

          Senior Principal Distribution Amount:  As to any Distribution Date,
          ------------------------------------
     the lesser of (a) the balance of the Available Distribution Amount remaining after the distribution of all amounts required to be distributed pursuant to Section 4.02(a)(i) and Section 4.02(a)(ii)(X) and (b) the sum of the amounts required to be distributed to the Class A Certificateholders and Class R Certificateholders on such Distribution Date pursuant to
     Section 4.02(a)(ii)(Y), (xvii) and (xviii).

          Senior Support Depletion Date:  The first Distribution Date on which
          -----------------------------
     the Certificate Principal Balance of the Class A-5 Certificates has been reduced to zero.

          Servicing Accounts:  The account or accounts created and maintained
          ------------------
     pursuant to Section 3.08.

          Servicing Advances:  All customary, reasonable and necessary "out of
          ------------------
     pocket" costs and expenses incurred in connection with a default, delinquency or other unanticipated event by the

     Master Servicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property and (iv) compliance with the obligations under Sections 3.01, 3.08, 3.12(a) and 3.14, including, if the Master Servicer or any Affiliate of the Master Servicer provides services such as appraisals and brokerage services that are customarily provided by Persons other than servicers of mortgage loans, reasonable compensation for such services.

          Servicing Fee:  With respect to any Mortgage Loan and Distribution
          -------------
     Date, the fee payable monthly to the Master Servicer in respect of master servicing compensation that accrues at an annual rate designated on the Mortgage Loan Schedule as the "MSTR SERV FEE" for such Mortgage Loan, as may be adjusted with respect to successor Master Servicers as provided in
     Section 7.02.

          Servicing Officer:  Any officer of the Master Servicer involved in, or
          -----------------
     responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee by the Master Servicer, as such list may from time to time be amended.

          Special Hazard Amount:  As of any Distribution Date, an amount equal
          ---------------------
     to $2,141,784 minus the sum of (i) the aggregate amount of Special Hazard Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 and (ii) the Adjustment Amount (as defined below) as most recently calculated. For each anniversary of the Cut-off Date, the Adjustment Amount shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the Adjustment Amount for such anniversary) exceeds the greater of (A) the greatest of (i) twice the outstanding principal balance of the Mortgage Loan in the Trust Fund which has the largest outstanding principal balance on the Distribution Date immediately preceding such anniversary, (ii) the product of 1.00% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary and (iii) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the Mortgage Loans in any single five-digit California zip code area with the largest amount of Mortgage Loans by aggregate principal balance as of such anniversary and (B) the greater of
     (i) the product of 0.50% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary multiplied by a fraction, the numerator of which is equal to the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of all of the Mortgage Loans secured by Mortgaged Properties located in the State of California divided by the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of all of the Mortgage Loans, expressed as a percentage, and the denominator of which is equal to 38.15% (which percentage is equal to the percentage of Mortgage Loans initially secured by Mortgaged Properties located in the State of California) and (ii) the aggregate outstanding principal balance (as of the immediately preceding Distribution
     Date) of the largest Mortgage Loan secured by a Mortgaged Property located in the State of California.

          The Special Hazard Amount may be further reduced by the Master Servicer (including accelerating the manner in which coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

          Special Hazard Loss:  Any Realized Loss not in excess of the cost of
          -------------------
     the lesser of repair or replacement of a Mortgaged Property suffered by such Mortgaged Property on account of direct physical loss, exclusive of
     (i) any loss of a type covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property pursuant to Section 3.12(a), except to the extent of the portion of such loss not covered as a result of any coinsurance provision and (ii) any Extraordinary Loss.

          Spread Rate:  With respect to each Mortgage Loan, a per annum rate
          -----------
     equal to the excess of (a) the Net Mortgage Rate of such Mortgage Loan over
     (b) 8.00% per annum.

          Standard & Poor's:  Standard & Poor's Ratings Services, a division of
          -----------------
     the McGraw-Hill Companies, or its successor in interest.

          Stated Principal Balance:  With respect to any Mortgage Loan or
          ------------------------
     related REO Property, at any given time, (i) the Cut-off Date Principal Balance of the Mortgage Loan, minus (ii) the sum of (a) the principal portion of the Monthly Payments due with respect to such Mortgage Loan or REO Property during each Due Period ending prior to the most recent Distribution Date which were received or with respect to which an Advance was made, and (b) all Principal Prepayments with respect to such Mortgage Loan or REO Property, and all Insurance Proceeds, Liquidation Proceeds and REO Proceeds, to the extent applied by the Master Servicer as recoveries of principal in accordance with Section 3.14 with respect to such Mortgage Loan or REO Property, in each case which were distributed pursuant to
     Section 4.02 on any previous Distribution Date, and (c) any Realized Loss allocated to Certificateholders with respect thereto for any previous Distribution Date.

          Subordinate Percentage: As of any Distribution Date, 100% minus the
          ----------------------
     Senior Percentage as of such Distribution Date.

          Subordinate Principal Distribution Amount:  With respect to any
          -----------------------------------------
     Distribution Date and each Class of Class M Certificates and Class B Certificates, (a) the sum of (i) the product of (x) the related Class M Percentage or Class B Percentage for such Class and (y) the aggregate of the amounts calculated for such Distribution Date under clauses (1), (2) and (3) of Section 4.02(a)(ii)(Y)(A); (ii) such Class's pro rata share, based on the Certificate Principal Balance of each Class of Class M Certificates and Class B Certificates then outstanding, of the principal collections described in Section 4.02(a)(ii)(Y)(B)(b) to the extent such collections are not otherwise distributed to the Class A Certificates and Class R Certificates; (iii) the product of (x) the related Prepayment Distribution Percentage and (y) the aggregate of all Principal Prepayments in Full and Curtailments received in the related Prepayment Period (other than the related Discount Fraction of such Principal Payments in Full and Curtailments with respect to a Discount Mortgage Loan) to the extent not payable to the Class A Certificates and Class R Certificates; (iv) if such Class is the most senior Class of Certificates then outstanding (as established in Section 4.05 hereof), any Excess Subordinate Principal Amount for such Distribution Date; and (v) any amounts described in clauses
     (i), (ii) and (iii) as determined for any previous Distribution Date, that remain undistributed to the extent that such amounts are not attributable to Realized Losses which have been allocated to a subordinate Class of Class M or Class B Certificates minus (b) any Excess Subordinate Principal Amount not payable to such Class on such Distribution Date pursuant to the definition thereof; provided, however, that such amount shall in no event
                         --------  -------
     exceed the outstanding Certificate Principal Balance of such Class of Certificates immediately prior to such date.

          Subserviced Mortgage Loan:  Any Mortgage Loan that, at the time of
          -------------------------
     reference thereto, is subject to a Subservicing Agreement.

          Subservicer:  Any Person with whom the Master Servicer has entered
          -----------
     into a Subservicing Agreement and who generally satisfied the requirements set forth in the Program Guide in respect of the qualification of a Subservicer as of the date of its approval as a Subservicer by the Master Servicer.

          Subservicer Advance:  Any delinquent installment of principal and
          -------------------
     interest on a Mortgage Loan which is advanced by the related Subservicer (net of its Subservicing Fee) pursuant to the Subservicing Agreement.

          Subservicing Account:  An account established by a Subservicer in
          --------------------
     accordance with Section 3.08.

          Subservicing Agreement:  The written contract between the Master
          ----------------------
     Servicer and any Subservicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.02, generally in the form of the servicer contract referred to or contained in the Program Guide or in such other form as has been approved by the Master Servicer and the Company.

          Subservicing Fee:  As to any Mortgage Loan, the fee payable monthly to
          ----------------
     the related Subservicer (or, in the case of a Nonsubserviced Mortgage Loan, to the Master Servicer) in respect of subservicing and other compensation that accrues at an annual rate equal to the excess of the Mortgage Rate borne by the related Mortgage Note over the rate per annum designated on the Mortgage Loan Schedule as the "CURR NET" for such Mortgage Loan.

          Tax Returns:  The federal income tax return on Internal Revenue
          -----------
     Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of REMIC I and REMIC II due to their classification as REMICs under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal

     Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

          Transfer:  Any direct or indirect transfer, sale, pledge,
          --------
     hypothecation or other form of assignment of any Ownership Interest in a Certificate.

          Transferee:  Any Person who is acquiring by Transfer any Ownership
          ----------
     Interest in a Certificate.

          Transferor:  Any Person who is disposing by Transfer of any Ownership
          ----------
     Interest in a Certificate.

          Trust Fund:  REMIC I and REMIC II.
          ----------

          Uncertificated Accrued Interest:  With respect to each Distribution
          -------------------------------
     Date, (i) as to Uncertificated REMIC I Regular Interest U, an amount equal to the aggregate amount of Accrued Certificate Interest that would result under the terms of the definition thereof on the Class A-1 Certificates and the Class A-2 Certificates if the Pass-Through Rate on such Classes were equal to the Pass-Through Rate on the Uncertificated REMIC I Regular Interest U, (ii) as to Uncertificated REMIC I Regular Interest V, an amount equal to the aggregate amount of Accrued Certificate Interest that would result under the terms of the definition thereof on the Class A-6, Class A-7, Class A-8, Class A-9, Class A-10 and Class A-12 Certificates if the Pass-Through Rate on such Classes were equal to the Pass-Through Rate on Uncertificated REMIC I Regular Interest V, (iii) as to Uncertificated REMIC I Regular Interest W, an amount equal to the aggregate amount of Accrued Certificate Interest that would result under the terms of the definition thereof on the Class A-3 Certificates if the Pass-Through Rate on such Class was equal to the Pass-Through Rate on Uncertificated REMIC I Regular Interest W, (iv) as to Uncertificated REMIC I Regular Interest X, an amount equal to the aggregate amount of Accrued Certificate Interest that would result under the terms of the definition thereof on the Class A-4, Class A-5, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class R-II Certificates if the Pass-Through Rate on such Classes were equal to the Pass-Through Rate on Uncertificated REMIC I Regular Interest X, (v) as to Uncertificated REMIC I Regular Interest Y, zero and (vi) as to the Uncertificated REMIC I Regular Interest Z, an amount equal to one month's interest at the Uncertificated Pass-Through Rate for the Uncertificated REMIC I Regular Interest Z on the aggregate principal balance of the Mortgage Loans reduced by the pro rata share of the Uncertificated REMIC I Regular Interest Z in any prepayment interest shortfalls or other reductions of interest allocable to the Excess Spread.

          Uncertificated Pass-Through Rate:  With respect to each of the
          --------------------------------
     Uncertificated REMIC I Regular Interests U, V, W, X, Y and Z, 9.000%, 7.250%, 8.000%, 8.000%, 0.000% and the weighted average of the Spread Rates for the Mortgage Loans, respectively.

          Uncertificated Principal Balance:  With respect to each Uncertificated
          --------------------------------
     REMIC I Regular Interest on any date of determination, an amount equal to $60,600,000.00 with respect to Uncertificated REMIC I Regular Interest U, an amount equal to $80,800,001.00 with respect to

     Uncertificated REMIC I Regular Interest V, an amount equal to $36,778,230.00 with respect to Uncertificated REMIC I Regular Interest W, an amount equal to $33,761,149.33 with respect to Uncertificated REMIC I Regular Interest X, an amount equal to $2,238,855.00 with respect to Uncertificated REMIC I Regular Interest Y, an amount equal to $0 with respect to Uncertificated REMIC I Regular Interest Z, minus (ii) the sum of
     (x) the aggregate of all amounts previously deemed distributed with respect to such interest and applied to reduce the Uncertificated Principal Balance thereof pursuant to Section 4.08(a)(ii) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses that were previously deemed allocated to the Uncertificated Principal Balance of such Uncertificated REMIC I Regular Interest pursuant to Section 4.08(d).

          Uncertificated REMIC I Regular Interest U:  An uncertificated partial
          -----------------------------------------
     undivided beneficial interest in REMIC I having a principal balance equal to the Stated Principal Balance of the Mortgage Loans and REO Property from time to time multiplied by a fraction, the numerator of which is the aggregate Certificate Principal Balance of the Class A-1 Certificates and the denominator of which is the aggregate Certificate Principal Balance of all of the Certificates, and which bears interest at a rate equal to 9.000% per annum.

          Uncertificated REMIC I Regular Interest V:  An uncertificated partial
          -----------------------------------------
     undivided beneficial ownership interest in REMIC I having a principal balance equal to the Stated Principal Balance of the Mortgage Loans and REO Property from time to time multiplied by a fraction, the numerator of which is the aggregate Certificate Principal Balance of the Class A-6, Class A-7, Class A-8, Class A-9, Class A-10 and Class A-12 Certificates and the denominator of which is the aggregate Certificate Principal Balance of all of the Certificates, and which bears interest at a rate equal to 7.250% per annum.

          Uncertificated REMIC I Regular Interest W:  An uncertificated partial
          -----------------------------------------
     undivided beneficial ownership interest in REMIC I having a principal balance equal to the Stated Principal Balance of the Mortgage Loans and REO Property from time to time multiplied by a fraction, the numerator of which is the aggregate Certificate Principal Balance of the Class A-3 Certificates and the denominator of which is the aggregate Certificate Principal Balance of all of the Certificates, and which bears interest at a rate equal to 8.000% per annum.

          Uncertificated REMIC I Regular Interest X:  An uncertificated partial
          -----------------------------------------
     undivided beneficial ownership interest in REMIC I having a principal balance equal to the Stated Principal Balance of the Mortgage Loans and REO Property from time to time multiplied by a fraction, the numerator of which is the aggregate Certificate Principal Balance of the Class A-4, Class A-5, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class R-II Certificates and the denominator of which is the aggregate Certificate Principal Balance of all of the Certificates, and which bears interest at a rate equal to 8.000% per annum.

          Uncertificated REMIC I Regular Interest Y:  An uncertificated partial
          -----------------------------------------
     undivided beneficial ownership interest in REMIC I having a principal balance equal to the Stated Principal Balance of the Mortgage Loans and REO Property from time to time multiplied by a fraction, the numerator of which is the aggregate Certificate Principal Balance of the Class A-13 Certificates and the denominator of which is the aggregate Certificate Principal Balance of all of the Certificates, and which bears interest at a rate equal to 0.000% per annum.

          Uncertificated REMIC I Regular Interest Z:  The 618 uncertificated
          -----------------------------------------
     partial undivided beneficial ownership interests in the Trust Fund numbered sequentially from 1 through 618, each relating to the particular Mortgage Loan identified by such sequential number on the Mortgage Loan Schedule, each having no principal balance, and each bearing interest at the respective Spread Rate on the uncertificated notional amount equal to the aggregate Stated Principal Balance of the related Mortgage Loan.

          Uncertificated REMIC I Regular Interests:  Uncertificated REMIC I
          ----------------------------------------
     Regular Interest U, Uncertificated REMIC I Regular Interest V, Uncertificated REMIC I Regular Interest W, Uncertificated REMIC I Regular Interest X, Uncertificated REMIC I Regular Interest Y and Uncertificated REMIC I Regular Interest Z.

          Uncertificated REMIC I Regular Interest U Distribution Amount:  With
          -------------------------------------------------------------
     respect to any Distribution Date, the sum of the amounts deemed to be distributed on the Uncertificated REMIC I Regular Interest U for such Distribution Date pursuant to Section 4.08(a).

          Uncertificated REMIC I Regular Interest V Distribution Amount:  With
          -------------------------------------------------------------
     respect to any Distribution Date, the sum of the amounts deemed to be distributed on the Uncertificated REMIC I Regular Interest V for such Distribution Date pursuant to Section 4.08(a).

          Uncertificated REMIC I Regular Interest W Distribution Amount:  With
          -------------------------------------------------------------
     respect to any Distribution Date, the sum of the amounts deemed to be distributed on the Uncertificated REMIC I Regular Interest W for such Distribution Date pursuant to Section 4.08(a).

          Uncertificated REMIC I Regular Interest X Distribution Amount:  With
          -------------------------------------------------------------
     respect to any Distribution Date, the sum of the amounts deemed to be distributed on the Uncertificated REMIC I Regular Interest X for such Distribution Date pursuant to Section 4.08(a).

          Uncertificated REMIC I Regular Interest Y Distribution Amount:  With
          -------------------------------------------------------------
     respect to any Distribution Date, the sum of the amounts deemed to be distributed on the Uncertificated REMIC I Regular Interest Y for such Distribution Date pursuant to Section 4.08(a).

          Uncertificated REMIC I Regular Interest Z Distribution Amount:  With
          -------------------------------------------------------------
     respect to any Distribution Date, the sum of the amounts deemed to be distributed on the Uncertificated REMIC I Regular Interest Z for such Distribution Date pursuant to Section 4.08(a).

          Uncertificated REMIC I Regular Interest Distribution Amounts:  The
          ------------------------------------------------------------
     Uncertificated REMIC I Regular Interest U Distribution Amount, Uncertificated REMIC I Regular Interest V Distribution Amount, Uncertificated REMIC I Regular Interest W Distribution Amount, Uncertificated REMIC I Regular Interest X Distribution Amount, Uncertificated REMIC I Regular Interest Y Distribution Amount and Uncertificated REMIC I Regular Interest Z Distribution Amount.

          Underwriter:  As defined in Section 4.08.
          -----------

          Uniform Single Attestation Program for Mortgage Bankers:  The Uniform
          -------------------------------------------------------
     Single Attestation Program for Mortgage Bankers, as published by the Mortgage Bankers Association of America and effective with respect to fiscal periods ending on or after December 15, 1995.

          Uninsured Cause:  Any cause of damage to property subject to a
          ---------------
     Mortgage such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies.

          United States Person:  A citizen or resident of the United States, a
          --------------------
     corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

          Variable Strip Certificates:  Any one of any Class of Class A
          ---------------------------
     Certificates issued in accordance with Section 5.01(c).

          Voting Rights:  The portion of the voting rights of all of the
          -------------
     Certificates which is allocated to any Certificate. 96.0% of all of the Voting Rights shall be allocated among Holders of Certificates, other than the Class A-2, Class A-11, Class R-I, Class R-II Certificates or any Variable Strip Certificate, in proportion to the outstanding Certificate Principal Balances of their respective Certificates, except that Financial Security shall be assigned the Voting Rights of the Insured Certificateholders in the absence of any continuing Financial Security Default; and 1% of all Voting Rights shall be allocated among the Holders of the Class A-2 Certificates; 1% of all Voting Rights shall be allocated to the Owner of the Class A-11 Certificates; 1% of all Voting Rights shall be allocated to the Owner of the Excess Spread and the Holders of any Variable Strip Certificates (in proportion to the amount of Accrued Certificate Interest or amount of Excess Spread as of the immediately preceding Distribution Date, 0.5% of all Voting Rights shall be allocated among Holders of the Class R-I Certificates and 0.5% of all Voting Rights shall be allocated among Holders of the Class R-II Certificate, allocated among the Certificates of each such Class in accordance with their respective Percentage Interests.

          Section 1.02.  Determination of LIBOR.
                         ----------------------

          LIBOR applicable to the calculation of the Pass-Through Rates on the Class A-1 Certificates and Class A-2 Certificates for any Interest Accrual Period (other than the initial Interest Accrual Period) will be determined on each Rate Adjustment Date as follows:

          For any Interest Accrual Period other than the first Interest Accrual Period, the rate for United States dollar deposits for one month which appears on the Telerate Screen Page 3750 as of 11:00 A.M., London, England time, on the LIBOR Business Day prior to the first day of such Interest Accrual Period. With respect to the first Interest Accrual Period, LIBOR equals 5.4375%. If such rate does not appear on such page (or such other page as may replace that page on that service, or if such service is no longer offered, such other service for displaying LIBOR or comparable rates as may be reasonably selected by the Trustee after consultation with the Master Servicer), the rate will be the Reference Bank Rate. If no such quotations can be obtained and no Reference Bank Rate is available, LIBOR will be LIBOR applicable to the preceding Distribution Date.

          The establishment of LIBOR by the Trustee on any Rate Adjustment Date and the Trustee's subsequent calculation of the Pass-Through Rates applicable to the Class A-1 Certificates and Class A-2 Certificates for the relevant Interest Accrual Period, in the absence of manifest error, will be final and binding.

          Promptly following each Rate Adjustment Date the Trustee shall supply the Master Servicer with the results of its determination of LIBOR on such date. Furthermore, the Trustee will supply to any Certificateholder so requesting by telephone the Pass-Through Rates on the Class A-1 Certificates and Class A-2 Certificates for the current and the immediately preceding Interest Accrual Periods.

                                   ARTICLE II

                         CONVEYANCE OF MORTGAGE LOANS;
                       ORIGINAL ISSUANCE OF CERTIFICATES

          Section 2.01.  Conveyance of Mortgage Loans.
                         ----------------------------

          (a) The Company, concurrently with the execution and delivery hereof, does hereby assign to the Trustee without recourse all the right, title and interest of the Company in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than payments of principal and interest due on the Mortgage Loans on or before the Cut-off Date). In connection with such transfer and assignment, the Company does hereby deliver to the Trustee the FSA Policy.

          (b) In connection with such assignment, except as set forth in Section 2.01(c) below, the Company does hereby deliver to, and deposit with, the Trustee, or to and with one or more Custodians, as the duly appointed agent or agents of the Trustee for such purpose, the following documents or instruments (or copies thereof as permitted by this Section) (I) with respect to each Mortgage Loan so assigned (other than a Cooperative Loan):

                    (i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

                    (ii) The original Mortgage with evidence of recording indicated thereon or a copy of the Mortgage certified by the public recording office in which such Mortgage has been recorded;

                    (iii) An original Assignment of the Mortgage to the Trustee with evidence of recording indicated thereon or a copy of such assignment certified by the public recording office in which such assignment has been recorded;

                    (iv) The original recorded assignment or assignments of the Mortgage showing an unbroken chain of title from the originator thereof to the Person assigning it to the Trustee or a copy of such assignment or assignments of the Mortgage certified by the public recording office in which such assignment or assignments have been recorded; and

                    (v) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Mortgage Loan or a copy of each modification, assumption agreement or preferred loan agreement certified by the public recording office in which such document has been recorded.

          and (II) with respect to each Cooperative Loan so assigned:

                    (i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

                    (ii) A counterpart of the Cooperative Lease and the Assignment of Proprietary Lease to the originator of the Cooperative Loan with intervening assignments showing an unbroken chain of title from such originator to the Trustee;

                    (iii) The related Cooperative Stock Certificate, representing the related Cooperative Stock pledged with respect to such Cooperative Loan, together with an undated stock power (or other similar instrument) executed in blank;

                    (iv) The original recognition agreement by the Cooperative of the interests of the mortgagee with respect to the related Cooperative Loan;

                     (v)  The Security Agreement;

                    (vi) Copies of the original UCC-1 financing statement, and any continuation statements, filed by the originator of such Cooperative Loan as secured party, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

                    (vii) Copies of the filed UCC-3 assignments of the security interest referenced in clause (vi) above showing an unbroken chain of title from the originator to the Trustee, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

                    (viii) An executed assignment of the interest of the originator in the Security Agreement, Assignment of Proprietary Lease and the recognition agreement referenced in clause (iv) above, showing an unbroken chain of title from the originator to the Trustee;

                    (ix) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Cooperative Loan; and

                    (x) An executed UCC-1 financing statement showing the Master Servicer as debtor, the Company as secured party and the Trustee as assignee and an executed UCC-1 financing statement showing the Company as debtor and the Trustee as secured party, each in a form sufficient for filing, evidencing the interest of such debtors in the Cooperative Loans.

          (c) The Company may, in lieu of delivering the documents set forth in
     Section 2.01(b)(I)(iv) and (v) and Section (b)(II)(ii), (iv), (vii), (ix) and (x) to the Trustee or the Custodian or Custodians, deliver such documents to the Master Servicer, and the Master Servicer shall hold such documents in trust for the use and benefit of all present and future Certificateholders and the Owner of Excess Spread until such time as is set forth below. Within ten Business Days following the earlier of (i) the receipt of the original of each of the documents or instruments set forth in Section 2.01(b)(I)(iv) and (v) and Section (b)(II)(ii), (iv), (vii),
     (ix) and (x) (or copies thereof as permitted by such Section) for any Mortgage Loan and (ii) a written request by the Trustee to deliver those documents with respect to any or all of the Mortgage Loans then being held by the Master Servicer, the Master Servicer shall deliver a complete set of such documents to the Trustee or the Custodian or Custodians that are the duly appointed agent or agents of the Trustee.

          On the Closing Date, the Master Servicer shall certify that it has in its possession an original or copy of each of the documents referred to in
     Section 2.01(b)(I)(iv) and (v) and Section (b)(II)(ii), (iv), (vii), (ix) and (x) which has been delivered to it by the Company. Every six months after the Closing Date, for so long as the Master Servicer is holding documents pursuant to this Section 2.01(c), the Master Servicer shall deliver to (i) Moody's if it is one of the Rating Agencies, (ii) the Trustee and (iii) each Custodian a report setting forth the status of the documents which it is holding.

          (d) In the event that in connection with any Mortgage Loan the Company cannot deliver the Mortgage, any assignment, modification, assumption agreement or preferred loan agreement (or copy thereof certified by the public recording office) with evidence of recording thereon concurrently with the execution and delivery of this Agreement solely because of a delay caused by the public recording office where such Mortgage, assignment, modification, assumption agreement or preferred loan agreement as the case may be, has been delivered for recordation, the Company shall deliver or cause to be delivered to the Trustee or the respective Custodian a true and correct photocopy of such Mortgage, assignment, modification, assumption agreement or preferred loan agreement.

          The Company shall promptly cause to be recorded in the appropriate public office for real property records the Assignment referred to in clause (I)(iii) of Section 2.01(b), except in states where, in the opinion of counsel acceptable to the Trustee and the Master Servicer, such recording is not required to protect the Trustee's interests in the Mortgage Loan against the claim of any subsequent transferee or any successor to or creditor of the Company or the originator of such Mortgage Loan and shall promptly cause to be filed the Form UCC-3 assignment and UCC-1 financing statement referred to in clause (II)(vii) and (x), respectively, of Section 2.01(b). If any Assignment, Form UCC-3 or Form UCC-1, as applicable, is lost or returned unrecorded to the Company because of any defect therein, the Company shall prepare a substitute Assignment, Form UCC-3 or Form UCC-1, as applicable, or cure such defect, as the case may be, and cause such Assignment to be recorded in accordance with this paragraph. The Company shall promptly deliver or cause to be delivered to the Trustee or the respective Custodian such Mortgage or assignment or Form UCC-3 or Form UCC-1, as applicable, (or copy thereof certified by the public recording office) with evidence of recording indicated thereon upon receipt thereof from the public recording office or from the related Subservicer. In connection with its servicing of Cooperative Loans, the Master Servicer will use its best efforts to file timely continuation statements with regard to each financing statement and assignment relating to Cooperative Loans as to which the related Cooperative Apartment is located outside of the State of New York.

          Any of the items set forth in Sections 2.01(b)(I)(iv) and (v) and
     (II)(vi) and (vii) and that may be delivered as a copy rather than the original may be delivered in microfiche form.

          (e) It is intended that the conveyances by the Company to the Trustee of the Mortgage Loans as provided for in this Section 2.01 and the Uncertificated REMIC I Regular Interests as provided for in Section 2.06 be construed as a sale by the Company to the Trustee of the Mortgage Loans and the Uncertificated REMIC I Regular Interests for the benefit of the Certificateholders and the Owner of the Excess Spread. Further, it is not intended that any such conveyance be deemed to be a pledge of the Mortgage Loans and the Uncertificated REMIC I Regular Interests by the Company to the Trustee to secure a debt or other obligation of the Company. However, in the event that the Mortgage Loans and the Uncertificated REMIC I Regular Interests are held to be property of the Company or of Residential Funding, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans and the Uncertificated REMIC I Regular Interests, then it is intended that (a) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyance provided for in Sections
     2.01 and 2.06 shall be deemed to be (1) a grant by the Company to the Trustee of a security interest in all of the Company's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to (A) the Mortgage Loans, including (i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate, Cooperative Lease, any insurance policies and all other documents in the related Mortgage File and (ii) with respect to each Mortgage Loan other than a Cooperative Loan, the related Mortgage Note, the Mortgage, any insurance policies and all other documents in the related Mortgage File,
     (B) all amounts payable pursuant to the Mortgage Loans in accordance with the terms thereof, (C) the Uncertificated REMIC I Regular Interests and (D) any and all general intangibles consisting of, arising from or relating to any of the foregoing, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Account or the Custodial Account, whether in the form of cash, instruments, securities or other property and (2) an assignment by the Company to the Trustee of any security interest in any and all of Residential Funding's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the property described in the foregoing clauses (1)(A), (B), (C) and
     (D) granted by Residential Funding to the Company pursuant to the Assignment Agreement; (c) the possession by the Trustee, the Custodian or any other agent of the Trustee of Mortgage Notes or such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party," or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the Minnesota Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction (including, without limitation, Section 9-305, 8-313 or 8-321 thereof); and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law.

          The Company and, at the Company's direction, Residential Funding and the Trustee shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, the Uncertificated REMIC I Regular Interests and the other property described above, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. Without limiting the generality of the foregoing, the Company shall prepare and deliver to the Trustee not less than 15 days prior to any filing date and, the Trustee shall forward for filing, or shall cause to be forwarded for filing, at the expense of the Company, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect the Trustee's security interest in or lien on the Mortgage Loans and the Uncertificated REMIC I Regular Interests, as evidenced by an Officer's Certificate of the Company, including without limitation (x) continuation statements, and (y) such other statements as may be occasioned by (1) any change of name of Residential Funding, the Company or the Trustee (such preparation and filing shall be at the expense of the Trustee, if occasioned by a change in the Trustee's name), (2) any change of location of the place of business or the chief executive office of Residential Funding or the Company, (3) any transfer of any interest of Residential Funding or the Company in any Mortgage Loan or (4) any transfer of any interest of Residential Funding or the Company in any Uncertificated REMIC I Regular Interest.

          (f) The Master Servicer hereby acknowledges the receipt by it of cash in an amount equal to $300,553 (the "Initial Monthly Payment Fund"), representing scheduled principal amortization and interest at the Net Mortgage Rate for the Due Date in August 1996, for those Mortgage Loans for which the Trustee will not be entitled to receive such payment. The Master Servicer shall hold such Initial Monthly Payment Fund in the Custodial Account and shall include such Initial Monthly Payment Fund in the Available Distribution Amount for the Distribution Date in August 1996. Notwithstanding anything herein to the contrary, the Initial Monthly Payment Fund shall not be an asset of REMIC I or REMIC II. To the extent that the Initial Monthly Payment Fund constitutes a reserve fund for federal income tax purposes, (1) it shall be an outside reserve fund and not an asset of REMIC I or REMIC II (2) it shall be owned by the Seller and
     (3) amounts transferred by REMIC I OR REMIC II to the Initial Monthly Payment Fund shall be treated as transferred to the Seller or any successor, all within the meaning of Section 1.860G-2(h) of the Treasury Regulations.

          Section 2.02.  Acceptance by Trustee.
                         ---------------------

          The Trustee acknowledges receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(b)(i) through (iii) above (except that for purposes of such acknowledgement only, a Mortgage Note may be endorsed in blank and an Assignment of Mortgage may be in blank) and declares that it, or a Custodian as its agent, holds and will hold such documents and the other documents constituting a part of the Mortgage Files delivered to it, or a Custodian as its agent, in trust for the use and benefit of all present and future Certificateholders and the Owner of the Excess Spread. The Trustee or Custodian (such Custodian being so obligated under a Custodial Agreement) agrees, for the benefit of Certificateholders and the Owner of the Excess Spread, to review each Mortgage File delivered to it pursuant to Section 2.01(b) within 45 days after the Closing Date to ascertain that all required documents (specifically as set forth in Section 2.01(b)), have been executed and received, and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, as supplemented, that have been conveyed to it. Upon delivery of the Mortgage Files by the Company or the Master Servicer, the Trustee shall acknowledge receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(c) above. The Trustee or Custodian (such Custodian being so obligated under a Custodial Agreement) agrees to review each Mortgage File delivered to it pursuant to
     Section 2.01(c) within 45 days after receipt thereof to ascertain that all documents required to be delivered pursuant to such Section have been received, and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, as supplemented, that have been conveyed to it.

          If the Custodian, as the Trustee's agent, finds any document or documents constituting a part of a Mortgage File to be missing or defective in any material respect, the Trustee shall promptly so notify the Master Servicer and the Company. Pursuant to Section 2.3 of the Custodial Agreement, the Custodian will notify the Master Servicer, the Company and the Trustee of any such omission or defect found by it in respect of any Mortgage File held by it. The Master Servicer shall promptly notify the related Subservicer or Seller of such omission or defect and request that such Subservicer or Seller correct or cure such omission or defect within 60 days from the date the Master Servicer was notified of such omission or defect and, if such Subservicer or Seller does not correct or cure such omission or defect within such period, that such Subservicer or Seller purchase such Mortgage Loan from REMIC I at its Purchase Price, in either case within 90 days from the date the Master Servicer was notified of such omission or defect; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. The Purchase Price for any such Mortgage Loan, whether purchased by the Seller or the Subservicer, shall be deposited or caused to be deposited by the Master Servicer in the Custodial Account maintained by it pursuant to Section 3.07 and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Seller or its designee or the Subservicer or its designee, as the case may be, any Mortgage Loan released pursuant hereto and thereafter such Mortgage Loan shall not be part of the Trust Fund. It is understood and agreed that the obligation of the Seller or the

     Subservicer, as the case may be, to so cure or purchase any Mortgage Loan as to which a material defect in or omission of a constituent document exists shall constitute the sole remedy respecting such defect or omission available to Certificateholders and the Owner of the Excess Spread or the Trustee on behalf of the Certificateholders or such Owner.

          Section 2.03. Representations, Warranties and Covenants of the Master Servicer and the Company.
                         -------------------------------------------------------

          (a) The Master Servicer hereby represents and warrants to the Trustee for the benefit of the Certificateholders and the Owner of the Excess Spread that:

                    (i) The Master Servicer is a corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and is or will be in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan in accordance with the terms of this Agreement;

                    (ii) The execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement will not violate the Master Servicer's Certificate of Incorporation or Bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the material breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or which may be applicable to the Master Servicer or any of its assets;

                    (iii) This Agreement, assuming due authorization, execution and delivery by the Trustee and the Company, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

                    (iv) The Master Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any Federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Master Servicer or its properties or might have consequences that would materially adversely affect its performance hereunder;

                    (v) No litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

                    (vi) The Master Servicer will comply in all material respects in the performance of this Agreement with all reasonable rules and requirements of each insurer under each Required Insurance Policy;

                    (vii) No information, certificate of an officer, statement furnished in writing or report delivered to the Company, any Affiliate of the Company or the Trustee by the Master Servicer will, to the knowledge of the Master Servicer, contain any untrue statement of a material fact or omit a material fact necessary to make the information, certificate, statement or report not misleading; and

                    (viii) The Master Servicer has examined each existing, and will examine each new, Subservicing Agreement and is or will be familiar with the terms thereof. The terms of each existing Subservicing Agreement and each designated Subservicer are acceptable to the Master Servicer and any new Subservicing Agreements will comply with the provisions of Section 3.02.

     It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

          Upon discovery by either the Company, the Master Servicer, the Trustee or any Custodian of a breach of any representation or warranty set forth in this Section 2.03(a) which materially and adversely affects the interests of the Certificateholders and the Owner of the Excess Spread in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). Within 90 days of its discovery or its receipt of notice of such breach, the Master Servicer shall either (i) cure such breach in all material respects or (ii) to the extent that such breach is with respect to a Mortgage Loan or a related document, purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure must occur within 90 days from the date such breach was discovered. The obligation of the Master Servicer to cure such breach or to so purchase such Mortgage Loan shall constitute the sole remedy in respect of a breach of a representation and warranty set forth in this Section 2.03(a) available to the Certificateholders and the Owner of the Excess Spread or the Trustee on behalf of the Certificateholders and such Owner.

          (b) The Company hereby represents and warrants to the Trustee for the benefit of Certificateholders and the Owner of the Excess Spread that as of the Closing Date (or, if otherwise specified below, as of the date so specified):

                    (i) No Mortgage Loan is one month or more delinquent in payment of principal and interest as of the Cut-off Date and no Mortgage Loan has been so delinquent more than once in the 12-month period prior to the Cut-off Date;

                    (ii) The information set forth in Exhibit F hereto with respect to each Mortgage Loan or the Mortgage Loans, as the case may be, is true and correct in all material respects at the date or dates respecting which such information is furnished;

                    (iii) The Mortgage Loans are fully-amortizing, fixed-rate mortgage loans with level Monthly Payments due on the first day of each month and terms to maturity at origination or modification of not more than 30 years;

                    (iv) To the best of the Company's knowledge, if a Mortgage Loan is secured by a Mortgaged Property with a Loan-to-Value Ratio at origination in excess of 80%, such Mortgage Loan is the subject of a Primary Insurance Policy that insures (a) at least 22% of the principal balance of the Mortgage Loan at origination if the Loan-to-Value Ratio is between 95.00% and 90.01% and (b) at least 12% of such balance if the Loan-to-Value Ratio is between 90.00% and 80.01%. To the best of the Company's knowledge, each such Primary Insurance Policy is in full force and effect and the Trustee is entitled to the benefits thereunder;

                    (v) The issuers of the Primary Insurance Policies are insurance companies whose claims-paying abilities are currently acceptable to each Rating Agency;

                    (vi) No more than 0.9% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date are secured by Mortgaged Properties located in any one zip code area in California and no more than 0.6% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date are secured by Mortgaged Properties located in any one zip code area outside California. Eight of the Mortgage Loans, representing approximately 1.64% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date, are Cooperative Loans;

                    (vii) If the improvements securing a Mortgage Loan are in a federally designated special flood hazard area, flood insurance in the amount required under the Program Guide covers the related Mortgaged Property (either by coverage under the federal flood insurance program or by coverage by private insurers);

                    (viii) Immediately prior to the assignment of the Mortgage Loans to the Trustee, the Company had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest (other than rights to servicing and related compensation) and such assignment validly transfers ownership of the Mortgage Loans to the Trustee free and clear of any pledge, lien, encumbrance or security interest;

                    (ix) None of the Mortgage Loans were underwritten under a reduced loan documentation program requiring no income verification and no asset verification;

                    (x) Each Mortgagor represented in its loan application with respect to the related Mortgage Loan that the Mortgaged Property would be owner-occupied and therefore would not be an investor property as of the date of origination of such Mortgage Loan. No Mortgagor is a corporation or a partnership;

                    (xi) 0.4% of the Mortgage Loans were Buydown Mortgage Loans;

                    (xii) Each Mortgage Loan constitutes a qualified mortgage under Section 860G(a)(3)(A) of the Code and Treasury Regulations
          Section 1.860G-2(a)(1);

                    (xiii) A policy of title insurance was effective as of the closing of each Mortgage Loan and is valid and binding and remains in full force and effect;

                    (xiv) With respect to a Mortgage Loan that is a Cooperative Loan, the Cooperative Stock that is pledged as security for the Mortgage Loan is held by a person as a tenant-stockholder (as defined in Section 216 of the Code) in a cooperative housing corporation (as defined in Section 216 of the Code);

                    (xv) With respect to each Mortgage Loan originated under a "streamlined" Mortgage Loan program (through which no new or updated appraisals of Mortgaged Properties are obtained in connection with the refinancing thereof), the related Seller has represented that either
          (a) the value of the related Mortgaged Property as of the date the Mortgage Loan was originated was not less than the appraised value of such property at the time of origination of the refinanced Mortgage Loan or (b) the Loan-to-Value Ratio of the Mortgage Loan as of the date of origination of the Mortgage Loan generally meets the Company's underwriting guidelines;

                    (xvi) Interest on each Mortgage Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months; and

                    (xvii) One of the Mortgage Loans contains in the related Mortgage File a Destroyed Mortgage Note.

     It is understood and agreed that the representations and warranties set forth in this Section 2.03(b) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

          Upon discovery by any of the Company, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties set forth in this Section 2.03(b) which materially and adversely affects the interests of the Certificateholders and the Owner of the Excess Spread in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement); provided, however, that in the event of a breach of
                             --------  -------
     the representation and warranty set forth in Section 2.03(b)(xii), the party discovering such breach shall give such notice within five days of discovery. Within 90 days of its discovery or its receipt of notice of breach, the Company shall either (i) cure such breach in all material respects or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that the Company shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. Any such substitution shall be effected by the Company under the same terms and conditions as provided in Section 2.04 for substitutions by Residential Funding. It is understood and agreed that the obligation of the Company to cure such breach or to so purchase or substitute for any Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders and the Owner of the Excess Spread or the Trustee on behalf of the Certificateholders and such Owner. Notwithstanding the foregoing, the Company shall not be required to cure breaches or purchase or substitute for Mortgage Loans as provided in this
     Section 2.03(b) if the substance of the breach of a representation set forth above also constitutes fraud in the origination of the Mortgage Loan.

          Section 2.04.  Representations and Warranties of Sellers.
                         -----------------------------------------

          The Company, as assignee of Residential Funding under the Assignment Agreement, hereby assigns to the Trustee for the benefit of Certificateholders and the Owner of the Excess Spread all of its right, title and interest in respect of the Assignment Agreement and each Seller's Agreement applicable to a Mortgage Loan. Insofar as the Assignment Agreement or such Seller's Agreement relates to the representations and warranties made by Residential Funding or the related Seller in respect of such Mortgage Loan and any remedies provided thereunder for any breach of such representations and warranties, such right, title and interest may be enforced by the Master Servicer on behalf of the Trustee and the Certificateholders and the Owner of the Excess Spread. Upon the discovery by the Company, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties made in a Seller's Agreement or the Assignment Agreement (which, for purposes hereof, will be deemed to include any other cause giving rise to a repurchase obligation under the Assignment Agreement) in respect of any Mortgage Loan which materially and adversely affects the interests of the Certificateholders and the Owner of the Excess Spread in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement).
     The Master Servicer shall promptly notify the related Seller or Residential Funding, as the case may be, of such breach and request that such Seller or Residential Funding, as the case may be, either (i) cure such breach in all material respects within 90 days from the date the Master Servicer was notified of such breach or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that in the case of a breach under the Assignment Agreement Residential Funding shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or substitution must occur within 90 days from the date the breach was discovered. In the event that Residential Funding elects to substitute a Qualified Substitute Mortgage Loan or Loans for a Deleted Mortgage Loan pursuant to this Section 2.04, Residential Funding shall deliver to the Trustee for the benefit of the Certificateholders and the Owner of the Excess Spread with respect to such Qualified Substitute Mortgage Loan or Loans, the original

     Mortgage Note, the Mortgage, an Assignment of the Mortgage in recordable form, and such other documents and agreements as are required by Section 2.01, with the Mortgage Note endorsed as required by Section 2.01. No substitution will be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the Master Servicer and remitted by the Master Servicer to Residential Funding on the next succeeding Distribution Date. For the month of substitution, distributions to the Certificateholders and the Owner of the Excess Spread will include the Monthly Payment due on a Deleted Mortgage Loan for such month and thereafter Residential Funding shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Master Servicer shall amend or cause to be amended the Mortgage Loan Schedule, for the benefit of the Certificateholders and the Owner of the Excess Spread to reflect the removal of such Deleted Mortgage Loan and the substitution of the Qualified Substitute Mortgage Loan or Loans and the Master Servicer shall deliver the amended Mortgage Loan Schedule to the Trustee. Upon such substitution, the Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement and the related Subservicing Agreement in all respects, the related Seller shall be deemed to have made the representations and warranties with respect to the Qualified Substitute Mortgage Loan contained in the related Seller's Agreement as of the date of substitution, and the Company and the Master Servicer shall be deemed to have made with respect to any Qualified Substitute Mortgage Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in this Section 2.04, in Section 2.03 hereof and in
     Section 4 of the Assignment Agreement, and the Master Servicer shall be obligated to repurchase or substitute for any Qualified Substitute Mortgage Loan as to which a Repurchase Event (as defined in the Assignment Agreement) has occurred pursuant to Section 4 of the Assignment Agreement.

          In connection with the substitution of one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (in each case after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to the Certificateholders in the month of substitution). Residential Funding shall deposit the amount of such shortfall into the Custodial Account on the day of substitution, without any reimbursement therefor. Residential Funding shall give notice in writing to the Trustee of such event, which notice shall be accompanied by an Officers' Certificate as to the calculation of such shortfall and (subject to Section 10.01(f)) by an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or (b) any portion of the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding.

          It is understood and agreed that the obligation of the Seller or Residential Funding, as the case may be, to cure such breach or purchase (or in the case of Residential Funding to substitute for) such Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders and the Owner of the

     Excess Spread or the Trustee on behalf of Certificateholders and such Owner. If the Master Servicer is Residential Funding, then the Trustee shall also have the right to give the notification and require the purchase or substitution provided for in the second preceding paragraph in the event of such a breach of a representation or warranty made by Residential Funding in the Assignment Agreement. In connection with the purchase of or substitution for any such Mortgage Loan by Residential Funding, the Trustee shall assign to Residential Funding all of the right, title and interest in respect of the Seller's Agreement and the Assignment Agreement applicable to such Mortgage Loan.

          Section 2.05.  Issuance of Certificates Evidencing Interests in REMIC
                         ------------------------------------------------------
                         I Certificates.
                         --------------

          The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery of the Mortgage Files to it, or any Custodian on its behalf, subject to any exceptions noted, together with the assignment to it of all other assets included in REMIC I, receipt of which is hereby acknowledged. Concurrently with such delivery and in exchange therefor, the Trustee, pursuant to the written request of the Company executed by an officer of the Company has executed and caused to be authenticated and delivered to or upon the order of the Company the Class R-I Certificates in authorized denominations which, together with the Uncertificated REMIC I Regular Interests, evidence ownership of REMIC I. The rights of the Class R-I Certificateholders and REMIC II to receive distributions from the proceeds of REMIC I in respect of the Class R-I Certificates and the Uncertificated REMIC I Regular Interests, and all ownership interests of the Class R-I Certificateholders and REMIC II in such distributions, shall be as set forth in this Agreement.

          Section 2.06. Conveyance of Uncertificated REMIC I and REMIC II Regular Interests; Acceptance by the Trustee.
                         -------------------------------------------------

          The Company, as of the Closing Date, and concurrently with the execution and delivery hereof, does hereby assign without recourse all the right, title and interest of the Company in and to the Uncertificated REMIC I Regular Interests to the Trustee for the benefit of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class R-II Certificateholders and the Owner of the Excess Spread. The Trustee acknowledges receipt of the Uncertificated REMIC I Regular Interests and declares that it holds and will hold the same in trust for the exclusive use and benefit of all present and future Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class R-II Certificateholders and the Owner of the Excess Spread. The rights of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class R-II Certificateholders and the Owner of the Excess Spread to receive distributions from the proceeds of REMIC II in respect of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class R-II Certificates and the Excess Spread, and all ownership interests of the Class A-1, Class A-2,

     Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class R-II
     Certificateholders and the Owner of the Excess Spread in such distributions, shall be as set forth in this Agreement.

          Section 2.07.  Issuance of Certificates Evidencing Interest in REMIC
                         -----------------------------------------------------
                         II.
                         --

          The Trustee acknowledges the assignment to it of the Uncertificated REMIC I Regular Interests and, concurrently therewith and in exchange therefor, pursuant to the written request of the Company executed by an officer of the Company, the Trustee has executed and caused to be authenticated and delivered to or upon the order of the Company, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class R-II Certificates in authorized denominations which, together with the ownership interest in the Excess Spread, evidence ownership of the entire REMIC II.

                                  ARTICLE III

                          ADMINISTRATION AND SERVICING
                               OF MORTGAGE LOANS

          Section 3.01.  Master Servicer to Act as Servicer.
                         ----------------------------------

          (a) The Master Servicer shall service and administer the Mortgage Loans in accordance with the terms of this Agreement and the respective Mortgage Loans and shall have full power and authority, acting alone or through Subservicers as provided in Section 3.02, to do any and all things which it may deem necessary or desirable in connection with such servicing and administration. Without limiting the generality of the foregoing, the Master Servicer in its own name or in the name of a Subservicer is hereby authorized and empowered by the Trustee when the Master Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment, to execute and deliver, on behalf of the Certificateholders, the Owner of the Excess Spread and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, or of consent to assumption or modification in connection with a proposed conveyance, or of assignment of any Mortgage and Mortgage
     Note in connection with the repurchase of a Mortgage Loan and all other comparable instruments, or with respect to the modification or re-recording of a Mortgage for the purpose of correcting the Mortgage, the subordination of the lien of the Mortgage in favor of a public utility company or government agency or unit with powers of eminent domain, the taking of a deed in lieu of foreclosure, the completion of judicial or non-judicial foreclosure, the conveyance of a Mortgaged Property to an Insurer, the acquisition of any property acquired by foreclosure or deed in lieu of foreclosure, or the management, marketing and conveyance of any property acquired by foreclosure or deed in lieu of foreclosure with respect to the Mortgage Loans and with respect to the Mortgaged Properties. Notwithstanding the foregoing, subject to Section 3.07(a), the Master Servicer shall not permit any modification with respect to any Mortgage Loan that would both constitute a sale or exchange of such Mortgage Loan within the meaning of Section 1001 of the Code and any proposed, temporary or final regulations promulgated thereunder (other than in connection with a proposed conveyance or assumption of such Mortgage Loan that is treated as a Principal Prepayment in Full pursuant to Section 3.13(d) hereof) and cause REMIC I or REMIC II to fail to qualify as such under the Code. The Trustee shall furnish the Master Servicer with any powers of attorney and other documents necessary or appropriate to enable the Master Servicer to service and administer the Mortgage Loans. The Trustee shall not be liable for any action taken by the Master Servicer or any Subservicer pursuant to such powers of attorney. In servicing and administering any Nonsubserviced Mortgage Loan, the Master Servicer shall, to the extent not inconsistent with this Agreement, comply with the Program Guide as if it were the originator of such Mortgage Loan and had retained the servicing rights and obligations in respect thereof. In connection with servicing and administering the Mortgage Loans, the Master Servicer and any Affiliate of the Master Servicer (i) may perform services such as appraisals and brokerage services that are not customarily provided by servicers of mortgage loans, and shall be entitled to reasonable compensation therefor in accordance with Section 3.10 and (ii) may, at its own discretion and on behalf of the Trustee, obtain credit information in the form of a "credit score" from a credit repository.

          (b) All costs incurred by the Master Servicer or by Subservicers in effecting the timely payment of taxes and assessments on the properties subject to the Mortgage Loans shall not, for the purpose of calculating monthly distributions to the Certificateholders and the Owner of the Excess Spread, be added to the amount owing under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loan so permit, and such costs shall be recoverable to the extent permitted by Section 3.10(a)(ii).

          (c) The Master Servicer may enter into one or more agreements in connection with the offering of pass-through certificates evidencing interests in one or more of the Certificates providing for the payment by the Master Servicer of amounts received by the Master Servicer as servicing compensation hereunder and required to cover certain Prepayment Interest Shortfalls on the Mortgage Loans, which payment obligation will thereafter be an obligation of the Master Servicer hereunder.

          Section 3.02.  Subservicing Agreements Between Master Servicer and
                     Subservicers; Enforcement of Subservicers' and Sellers'
                                   -----------------------------------------
                     Obligations.
                     -----------

          (a) The Master Servicer may continue in effect Subservicing Agreements entered into by Residential Funding and Subservicers prior to the execution and delivery of this Agreement, and may enter into new Subservicing Agreements with Subservicers, for the servicing and administration of all or some of the Mortgage Loans. Each Subservicer of a Mortgage Loan shall be entitled to receive and retain, as provided in the related Subservicing Agreement and in Section 3.07, the related Subservicing Fee from payments of interest received on such Mortgage Loan after payment of all amounts required to be remitted to the Master Servicer in respect of such Mortgage Loan. For any Mortgage Loan that is a Nonsubserviced Mortgage Loan, the Master Servicer shall be entitled to receive and retain an amount equal to the Subservicing Fee from payments of interest. Unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the Master Servicer in servicing the Mortgage Loans include actions taken or to be taken by a Subservicer on behalf of the Master Servicer. Each Subservicing Agreement will be upon such terms and conditions as are generally required or permitted by the Program Guide and are not inconsistent with this Agreement and as the Master Servicer and the Subservicer have agreed. A representative form of Subservicing Agreement is attached to this Agreement as Exhibit G. With the approval of the Master Servicer, a Subservicer may delegate its servicing obligations to third-party servicers, but such Subservicer will remain obligated under the related Subservicing Agreement. The Master Servicer and a Subservicer may enter into amendments thereto or a different form of Subservicing Agreement, and the form referred to or included in the Program Guide is merely provided for information and shall not be deemed to limit in any respect the discretion of the Master Servicer to modify or enter into different Subservicing Agreements; provided, however, that any such
                                        --------  -------
     amendments or different forms shall be consistent with and not violate the provisions of either this Agreement or the Program Guide in a manner which would materially and adversely affect the interests of the Certificateholders or the Owner of the Excess Spread.

          (b) As part of its servicing activities hereunder, the Master Servicer, for the benefit of the Trustee, the Certificateholders and the Owner of the Excess Spread, shall use its best reasonable efforts to enforce the obligations of each Subservicer under the related Subservicing Agreement and of each Seller under the related Seller's Agreement, to the extent that the non-performance of any such obligation would have a material and adverse effect on a Mortgage Loan, including, without limitation, the obligation to purchase a Mortgage Loan on account of defective documentation, as described in Section 2.02, or on account of a breach of a representation or warranty, as described in
     Section 2.04. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements or Seller's Agreements, as appropriate, and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. The Master Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.

          Section 3.03.  Successor Subservicers.
                         ----------------------

          The Master Servicer shall be entitled to terminate any Subservicing Agreement that may exist in accordance with the terms and conditions of such Subservicing Agreement and without any limitation by virtue of this Agreement; provided, however, that in the event of termination of any
                --------  -------
     Subservicing Agreement by the Master Servicer or the Subservicer, the Master Servicer shall either act as servicer of the related Mortgage Loan or enter into a Subservicing Agreement with a successor Subservicer which will be bound by the terms of the related Subservicing Agreement. If the Master Servicer or any Affiliate of Residential Funding acts as servicer, it will not assume liability for the representations and warranties of the Subservicer which it replaces. If the Master Servicer enters into a Subservicing Agreement with a successor Subservicer, the Master Servicer shall use reasonable efforts to have the successor Subservicer assume liability for the representations and warranties made by the terminated Subservicer in respect of the related Mortgage Loans and, in the event of any such assumption by the successor Subservicer, the Master Servicer may, in the exercise of its business judgment, release the terminated Subservicer from liability for such representations and warranties.

          Section 3.04.  Liability of the Master Servicer.
                         --------------------------------

          Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer or a Subservicer or reference to actions taken through a Subservicer or otherwise, the Master Servicer shall remain obligated and liable to the Trustee, the Certificateholders and the Owner of the Excess Spread for the servicing and administering of the Mortgage Loans in accordance with the provisions of Section 3.01 without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer or the Company and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Mortgage Loans. The Master Servicer shall be entitled to enter into any agreement with a Subservicer or Seller for indemnification of the Master Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

          Section 3.05. No Contractual Relationship Between Subservicer and Trustee or Certificateholders or the Owner of the Excess Spread.
                         ---------------------------------------------------

          Any Subservicing Agreement that may be entered into and any other transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Master Servicer alone and the Trustee, the Certificateholders and the Owner of the Excess Spread shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer in its capacity as such except as set forth in Section 3.06. The foregoing provision shall not in any way limit a Subservicer's obligation to cure an omission or defect or to repurchase a Mortgage Loan as referred to in
     Section 2.02 hereof.

          Section 3.06. Assumption or Termination of Subservicing Agreements by Trustee.
                         -------------------------------------------------------

          (a) In the event the Master Servicer shall for any reason no longer be the master servicer (including by reason of an Event of Default), the Trustee, its designee or its successor shall thereupon assume all of the rights and obligations of the Master Servicer under each Subservicing Agreement that may have been entered into. The Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the Master Servicer's interest therein and to have replaced the Master Servicer as a party to the Subservicing Agreement to the same extent as if the Subservicing Agreement had been assigned to the assuming party except that the Master Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreement.

          (b) The Master Servicer shall, upon request of the Trustee but at the expense of the Master Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of each Subservicing Agreement to the assuming party.

          Section 3.07. Collection of Certain Mortgage Loan Payments; Deposits to Custodial Account.
                         ------------------------------------------------------

          (a) The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Primary Insurance Policy, follow such collection procedures as it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. Consistent with the foregoing, the Master Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan and (ii) extend the Due Date for payments due on a Mortgage Loan in accordance with the Program Guide; provided, however, that the
                                                --------  -------
     Master Servicer shall first determine that
     any such waiver or extension will not impair the coverage of any related Primary Insurance Policy or materially adversely affect the lien of the related Mortgage. In the event of any such arrangement, the Master Servicer shall make timely advances on the related Mortgage Loan during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements unless otherwise agreed to by the Holders of the Classes of Certificates affected thereby; provided, however, that no such extension shall be made
                       --------  -------
     if any advance would be a Nonrecoverable Advance. Consistent with the terms of this Agreement, the Master Servicer may also waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Master Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders or the Owner of the Excess Spread (taking into account any estimated Realized Loss that might be result absent such action); provided, however, that the Master Servicer may not
                          --------  -------
     modify materially or permit any Subservicer to modify any Mortgage Loan, including without limitation any modification that would change the Mortgage Rate, forgive the payment of any principal or interest (unless in connection with the liquidation of the related Mortgage Loan or except in connection with prepayments to the extent that such reamortization is not inconsistent with the terms of the Mortgage Loan), or extend the final maturity date of such Mortgage Loan, unless such Mortgage Loan is in default or, in the judgment of the Master Servicer, such default is reasonably foreseeable. In connection with any Curtailment of a Mortgage Loan, the Master Servicer, to the extent not inconsistent with the terms of the Mortgage Note and local law and practice, may permit the Mortgage Loan to be reamortized such that the Monthly Payment is recalculated as an amount that will fully amortize the remaining Stated Principal Balance thereof by the original Maturity Date based on the original Mortgage Rate; provided, that such re-amortization shall not be permitted if it would constitute a reissuance of the Mortgage Loan for federal income tax purposes.

          (b) The Master Servicer shall establish and maintain a Custodial Account in which the Master Servicer shall deposit or cause to be deposited on a daily basis, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by it in respect of the Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date):

                    (i) All payments on account of principal, including Principal Prepayments made by Mortgagors on the Mortgage Loans and the principal component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

                    (ii) All payments on account of interest at the Adjusted Mortgage Rate on the Mortgage Loans, including Buydown Funds, if any, and the interest component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

                    (iii) Insurance Proceeds and Liquidation Proceeds (net of any related expenses of the Subservicer);

                    (iv) All proceeds of any Mortgage Loans purchased pursuant to Section 2.02, 2.03, 2.04 or 4.07 and all amounts required to be deposited in connection with the substitution of a Qualified Substitute Mortgage Loan pursuant to Section 2.03 or 2.04;

                    (v) Any amounts required to be deposited pursuant to Section 3.07(c) or 3.21; and

                    (vi) All amounts transferred from the Certificate Account to the Custodial Account in accordance with Section 4.02(a).

     The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments on the Mortgage Loans which are not part of the Trust Fund (consisting of payments in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date) and payments or collections in the nature of prepayment charges or late payment charges or assumption fees may but need not be deposited by the Master Servicer in the Custodial Account. In the event any amount not required to be deposited in the Custodial Account is so deposited, the Master Servicer may at any time withdraw such amount from the Custodial Account, any provision herein to the contrary notwithstanding. The Custodial Account may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the Master Servicer or serviced or master serviced by it on behalf of others. Notwithstanding such commingling of funds, the Master Servicer shall keep records that accurately reflect the funds on deposit in the Custodial Account that have been identified by it as being attributable to the Mortgage Loans.

          With respect to Insurance Proceeds, Liquidation Proceeds, REO Proceeds and the proceeds of the purchase of any Mortgage Loan pursuant to Sections 2.02, 2.03, 2.04 and 4.07 received in any calendar month, the Master Servicer may elect to treat such amounts as included in the Available Distribution Amount for the Distribution Date in the month of receipt, but is not obligated to do so. If the Master Servicer so elects, such amounts will be deemed to have been received (and any related Realized Loss shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.

          (c) The Master Servicer shall use its best efforts to cause the institution maintaining the Custodial Account to invest the funds in the Custodial Account attributable to the Mortgage Loans in Permitted Investments which shall mature not later than the Certificate Account Deposit Date next following the date of such investment (with the exception of the Amount Held for Future Distribution) and which shall not be sold or disposed of prior to their maturities. All income and gain realized from any such investment shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments attributable to the investment of amounts in respect of the Mortgage Loans shall be deposited in the Custodial Account by the Master Servicer out of its own funds immediately as realized.

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

          (d) The Master Servicer shall give notice to the Trustee and the Company of any change in the location of the Custodial Account and the location of the Certificate Account prior to the use thereof.

          Section 3.08.  Subservicing Accounts; Servicing Accounts.
                         -----------------------------------------

          (a) In those cases where a Subservicer is servicing a Mortgage Loan pursuant to a Subservicing Agreement, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to establish and maintain one or more Subservicing Accounts which shall be an Eligible Account or, if such account is not an Eligible Account, shall generally satisfy the requirements of the Program Guide and be otherwise acceptable to the Master Servicer and each Rating Agency. The Subservicer will be required thereby to deposit into the Subservicing Account on a daily basis all proceeds of Mortgage Loans received by the Subservicer, less its Subservicing Fees and unreimbursed advances and expenses, to the extent permitted by the Subservicing Agreement. If the Subservicing Account is not an Eligible Account, the Master Servicer shall be deemed to have received such monies upon receipt thereof by the Subservicer. The Subservicer shall not be required to deposit in the Subservicing Account payments or collections in the nature of prepayment charges or late charges or assumption fees. On or before the date specified in the Program Guide, but in no event later than the Determination Date, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account all funds held in the Subservicing Account with respect to each Mortgage Loan serviced by such Subservicer that are required to be remitted to the Master Servicer. The Subservicer will also be required, pursuant to the Subservicing Agreement, to advance on such scheduled date of remittance amounts equal to any scheduled monthly installments of principal and interest less its Subservicing Fees on any Mortgage Loans for which payment was not received by the Subservicer. This obligation to advance with respect to each Mortgage Loan will continue up to and including the first of the month following the date on which the related Mortgaged Property is sold at a foreclosure sale or is acquired by the Trust Fund by deed in lieu of foreclosure or otherwise. All such advances received by the Master Servicer shall be deposited promptly by it in the Custodial Account.

          (b) The Subservicer may also be required, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account interest at the Adjusted Mortgage Rate on any Curtailment received by such Subservicer in respect of a Mortgage Loan from the related Mortgagor during any month that is to be applied by the Subservicer to reduce the unpaid principal balance of the related Mortgage Loan as of the first day of such month, from the date of application of such Curtailment to the first day of the following month. Any amounts paid by a Subservicer pursuant to the preceding sentence shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time pursuant to Sections 3.10(a)(iv) and
     (v).

          (c) In addition to the Custodial Account and the Certificate Account, the Master Servicer shall for any Nonsubserviced Mortgage Loan, and shall cause the Subservicers for Subserviced Mortgage Loans to, establish and maintain one or more Servicing Accounts and deposit and retain therein all collections from the Mortgagors (or advances from Subservicers) for the payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items for the account of the Mortgagors. Each Servicing Account shall satisfy the requirements for a Subservicing Account and, to the extent permitted by the Program Guide or as is otherwise acceptable to the Master Servicer, may also function as a Subservicing Account. Withdrawals of amounts related to the Mortgage Loans from the Servicing Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items, to reimburse the Master Servicer or Subservicer out of related collections for any payments made pursuant to Sections 3.11 (with respect to the Primary Insurance Policy) and 3.12(a) (with respect to hazard insurance), to refund to any Mortgagors any sums as may be determined to be overages, to pay interest, if required, to Mortgagors on balances in the Servicing Account or to clear and terminate the Servicing Account at the termination of this Agreement in accordance with Section 9.01 or in accordance with the Program Guide. As part of its servicing duties, the Master Servicer shall, and the Subservicers will, pursuant to the Subservicing Agreements, be required to pay to the Mortgagors interest on funds in this account to the extent required by law.

          (d) The Master Servicer shall advance the payments referred to in the preceding subsection that are not timely paid by the Mortgagors or advanced by the Subservicers on the date when the tax, premium or other cost for which such payment is intended is due, but the Master Servicer shall be required so to advance only to the extent that such advances, in the good faith judgment of the Master Servicer, will be recoverable by the Master Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

          Section 3.09. Access to Certain Documentation and Information Regarding the Mortgage Loans.
                         -----------------------------------------------

          In the event that compliance with this Section 3.09 shall make any Class of Certificates legal for investment by federally insured savings and loan associations, the Master Servicer shall provide, or cause the Subservicers to provide, to the Trustee, the Office of Thrift Supervision or the FDIC and the supervisory agents and examiners thereof access to the documentation regarding the Mortgage Loans required by applicable regulations of the Office of Thrift Supervision, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices designated by the Master Servicer. The Master Servicer shall permit such representatives to photocopy any such documentation and shall provide equipment for that purpose at a charge reasonably approximating the cost of such photocopying to the Master Servicer.

            Section 3.10.  Permitted Withdrawals from the Custodial Account.
                           ------------------------------------------------

          (a) The Master Servicer may, from time to time as provided herein, make withdrawals from the Custodial Account of amounts on deposit therein pursuant to Section 3.07 that are attributable to the Mortgage Loans for the following purposes:

                    (i) to make deposits into the Certificate Account in the amounts and in the manner provided for in Section 4.01;

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

                    (ii) to reimburse itself or the related Subservicer for previously unreimbursed advances or expenses made pursuant to Sections 3.01, 3.07(a), 3.08, 3.11, 3.12(a), 3.14 and 4.04 or otherwise reimbursable pursuant to the terms of this Agreement, such withdrawal right being limited to amounts received on particular Mortgage Loans (including, for this purpose, REO Proceeds, Insurance Proceeds, Liquidation Proceeds and proceeds from the purchase of a Mortgage Loan pursuant to Section 2.02, 2.03, 2.04 or 4.07) which represent (A) Late Collections of Monthly Payments for which any such advance was made in the case of Subservicer Advances or Advances pursuant to Section 4.04 and (B) recoveries of amounts in respect of which such advances were made in the case of Servicing Advances;

                    (iii) to pay to itself or the related Subservicer (if not previously retained by such Subservicer) out of each payment received by the Master Servicer on account of interest on a Mortgage Loan as contemplated by Sections 3.14 and 3.16, an amount equal to that remaining portion of any such payment as to interest (but not in excess of the Servicing Fee and the Subservicing Fee, if not previously retained) which, when deducted, will result in the remaining amount of such interest being interest at the Net Mortgage Rate on the amount specified in the amortization schedule of the related Mortgage Loan as the principal balance thereof at the beginning of the period respecting which such interest was paid after giving effect to any previous Curtailments;

                    (iv) to pay to itself as additional servicing compensation any interest or investment income earned on funds deposited in the Custodial Account that it is entitled to withdraw pursuant to Section 3.07(c);

                    (v) to pay to itself as additional servicing compensation any Foreclosure Profits, and any amounts remitted by Subservicers as interest in respect of Curtailments pursuant to Section 3.08(b);

                    (vi) to pay to itself, a Subservicer, a Seller, Residential Funding, the Company or any other appropriate Person, as the case may be, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased or otherwise transferred pursuant to
          Section 2.02, 2.03, 2.04, 4.07 or 9.01, all amounts received thereon and not required to be distributed to the Certificateholders or the Owner of the Excess Spread as of the date on which the related Stated Principal Balance or Purchase Price is determined;

                    (vii) to reimburse itself or the related Subservicer for any Nonrecoverable Advance or Advances in the manner and to the extent provided in subsection (c) below or any Advance reimbursable to the Master Servicer pursuant to Section 4.02(a)(iii);

                    (viii) to reimburse itself or the Company for expenses incurred by and reimbursable to it or the Company pursuant to Sections 3.13, 3.14(c), 6.03, 10.01 or otherwise, or in connection with enforcing any repurchase, substitution or indemnification obligation of any Seller (other than an Affiliate of the Company) pursuant to the related Seller's Agreement;


                    (ix) to reimburse itself for amounts expended by it (a) pursuant to Section 3.14 in good faith in connection with the restoration of property damaged by an Uninsured Cause, and (b) in connection with the liquidation of a Mortgage Loan or disposition of an REO Property to the extent not otherwise reimbursed pursuant to clause (ii) or (viii) above; and

                    (x) to withdraw any amount deposited in the Custodial Account that was not required to be deposited therein pursuant to
          Section 3.07.

          (b) Since, in connection with withdrawals pursuant to clauses (ii),
     (iii), (v) and (vi), the Master Servicer's entitlement thereto is limited to collections or other recoveries on the related Mortgage Loan, the Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such clauses.

          (c) The Master Servicer shall be entitled to reimburse itself or the related Subservicer for any advance made in respect of a Mortgage Loan that the Master Servicer determines to be a Nonrecoverable Advance by withdrawal from the Custodial Account of amounts on deposit therein attributable to the Mortgage Loans on any Certificate Account Deposit Date succeeding the date of such determination. Such right of reimbursement in respect of a Nonrecoverable Advance on any such Certificate Account Deposit Date shall be limited to an amount not exceeding the portion of such advance previously paid to Certificateholders and the Owner of the Excess Spread (and not theretofore reimbursed to the Master Servicer or the related Subservicer).

          Section 3.11.  Maintenance of the Primary Insurance Policies;
                         ----------------------------------------------
                         Collections Thereunder.
                         ----------------------

          (a) The Master Servicer shall not take, or permit any Subservicer to take, any action which would result in non-coverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the Master Servicer or Subservicer, would have been covered thereunder. To the extent coverage is available, the Master Servicer shall keep or cause to be kept in full force and effect each such Primary Insurance Policy until the principal balance of the related Mortgage Loan secured by a Mortgaged Property is reduced to 80% or less of the Appraised Value in the case of such a Mortgage Loan having a Loan-to-Value Ratio at origination in excess of 80%, provided that such Primary Insurance Policy was in place as of the Cut-off Date and the Company had knowledge of such Primary Insurance Policy. The Master Servicer shall be entitled to cancel or permit the discontinuation of any Primary Insurance Policy as to any Mortgage Loan, if the Stated Principal Balance of the Mortgage Loan is reduced below an amount equal to 80% of the appraised value of the related Mortgaged Property as determined in any appraisal thereof after the Closing Date, or if the Loan-to-Value Ratio is reduced below 80% as a result of principal payments on the Mortgage Loan after the Closing Date. In the event that the Company gains knowledge that as of the Closing Date, a Mortgage Loan had a Loan-to-Value Ratio at origination in excess of 80% and is not the subject of a Primary Insurance Policy (and was not included in any exception to the representation in Section 2.03(b)(iv)) and that such Mortgage Loan has a current Loan-to-Value Ratio in excess of 80% then the Master Servicer shall use its reasonable efforts to obtain and maintain a Primary Insurance Policy to the extent that such a policy is obtainable at a reasonable price. The Master Servicer shall not cancel or refuse to renew any such Primary Insurance Policy applicable to a Nonsubserviced Mortgage Loan, or consent to any Subservicer canceling or refusing to renew any such Primary Insurance Policy applicable to a Mortgage Loan subserviced by it, that is in effect at the date of the initial issuance of the Certificates and is required to be kept in force hereunder unless the replacement Primary Insurance Policy for such canceled or non-renewed policy is maintained with an insurer whose claims-paying ability is acceptable to each Rating Agency for mortgage pass-through certificates having a rating equal to or better than the lower of the then-current rating or the rating assigned to the Certificates as of the Closing Date by such Rating Agency.

          (b) In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present or to cause the related Subservicer to present, on behalf of the Master Servicer, the Subservicer, if any, the Trustee, Certificateholders and the Owner of the Excess Spread, claims to the Insurer under any Primary Insurance Policies, in a timely manner in accordance with such policies, and, in this regard, to take or cause to be taken such reasonable action as shall be necessary to permit recovery under any Primary Insurance Policies respecting defaulted Mortgage Loans. Pursuant to Section 3.07, any Insurance Proceeds collected by or remitted to the Master Servicer under any Primary Insurance Policies shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10.

          Section 3.12.  Maintenance of Fire Insurance and Omissions and
                         -----------------------------------------------
                         Fidelity Coverage.
                         -----------------

          (a) The Master Servicer shall cause to be maintained for each Mortgage Loan (other than a Cooperative Loan) fire insurance with extended coverage in an amount which is equal to the lesser of the principal balance owing on such Mortgage Loan or 100 percent of the insurable value of the improvements; provided, however, that such coverage may not be less than
                   --------  -------
     the minimum amount required to fully compensate for any loss or damage on a replacement cost basis. To the extent it may do so without breaching the related Subservicing Agreement, the Master Servicer shall replace any Subservicer that does not cause such insurance, to the extent it is available, to be maintained. The Master Servicer shall also cause to be maintained on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan (other than a Cooperative Loan), fire insurance with extended coverage in an amount which is at least equal to the amount necessary to avoid the application of any co-insurance clause contained in the related hazard insurance policy. Pursuant to Section 3.07, any amounts collected by the Master Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10. Any cost incurred by the Master Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to the Certificateholders and the Owner of the Excess Spread, be added to the amount owing under the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. Such costs shall be recoverable by the Master Servicer out of related late payments by the Mortgagor or out of Insurance Proceeds and Liquidation Proceeds to the extent permitted by Section 3.10. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage Loan other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. Whenever the improvements securing a Mortgage Loan (other than a Cooperative Loan) are located at the time of origination of such Mortgage Loan in a federally designated special flood hazard area, the Master Servicer shall cause flood insurance (to the extent available) to be maintained in respect thereof. Such flood insurance shall be in an amount equal to the lesser of (i) the amount required to compensate for any loss or damage to the Mortgaged Property on a replacement cost basis and (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).

          In the event that the Master Servicer shall obtain and maintain a blanket fire insurance policy with extended coverage insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.12(a), it being understood and agreed that such policy may contain a deductible clause, in which case the Master Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this
     Section 3.12(a) and there shall have been a loss which would have been covered by such policy, deposit in the Certificate Account the amount not otherwise payable under the blanket policy because of such deductible clause. Any such deposit by the Master Servicer shall be made on the Certificate Account Deposit Date next preceding the Distribution Date which occurs in the month following the month in which payments under any such policy would have been deposited in the Custodial Account. In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present, on behalf of itself, the Trustee, the Certificateholders and the Owner of the Excess Spread, claims under any such blanket policy.

          (b) The Master Servicer shall obtain and maintain at its own expense and keep in full force and effect throughout the term of this Agreement a blanket fidelity bond and an errors and omissions insurance policy covering the Master Servicer's officers and employees and other persons acting on behalf of the Master Servicer in connection with its activities under this Agreement. The amount of coverage shall be at least equal to the coverage that would be required by FNMA or FHLMC, whichever is greater, with respect to the Master Servicer if the Master Servicer were servicing and administering the Mortgage Loans for FNMA or FHLMC. In the event that any such bond or policy ceases to be in effect, the Master Servicer shall obtain a comparable replacement bond or policy from an issuer or insurer, as the case may be, meeting the requirements, if any, of the Program Guide and acceptable to the Company. Coverage of the Master Servicer under a policy or bond obtained by an Affiliate of the Master Servicer and providing the coverage required by this Section 3.12(b) shall satisfy the requirements of this Section 3.12(b).

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

          Section 3.13. Enforcement of Due-on-Sale Clauses; Assumption and Modification Agreements; Certain Assignments.
                         --------------------------------------------------

          (a) When any Mortgaged Property is conveyed by the Mortgagor, the Master Servicer or Subservicer, to the extent it has knowledge of such conveyance, shall enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing:

                    (i) the Master Servicer shall not be deemed to be in default under this Section 3.13(a) by reason of any transfer or assumption which the Master Servicer is restricted by law from preventing; and

                    (ii) if the Master Servicer determines that it is reasonably likely that any Mortgagor will bring, or if any Mortgagor does bring, legal action to declare invalid or otherwise avoid enforcement of a due-on-sale clause contained in any Mortgage Note or Mortgage, the Master Servicer shall not be required to enforce the due-on-sale clause or to contest such action.

          (b) Subject to the Master Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.13(a), in any case in which a Mortgaged Property is to be conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption or modification agreement or supplement to the Mortgage Note or Mortgage which requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Master Servicer is authorized, subject to the requirements of the sentence next following, to execute and deliver, on behalf of the Trustee, the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person; provided, however, none of such terms
                                        --------  -------
     and requirements shall both (a) constitute a "significant modification" effecting an exchange or reissuance of such Mortgage Loan under the Code (or final, temporary or proposed Treasury Regulations promulgated thereunder) and (b) cause either REMIC I or REMIC II to fail to qualify as a REMIC under the Code or (subject to Section 10.01(f)), result in the imposition of any tax on "prohibited transactions" or constitute "contributions" after the start-up date under the REMIC Provisions. The Master Servicer shall execute and deliver such documents only if it reasonably determines that (i) its execution and delivery thereof will not conflict with or violate any terms of this Agreement or cause the unpaid balance and interest on the Mortgage Loan to be uncollectible in whole or in part, (ii) any required consents of insurers under any Required Insurance Policies have been obtained and (iii) subsequent to the closing of the transaction involving the assumption or transfer (A) the Mortgage Loan will continue to be secured by a first mortgage lien pursuant to the terms of the Mortgage, (B) such transaction will not adversely affect the coverage under any Required Insurance Policies, (C) the Mortgage Loan will fully amortize over the remaining term thereof, (D) no material term of the Mortgage Loan (including the interest rate on the Mortgage Loan) will be altered nor will the term of the Mortgage Loan be changed and (E) if the seller/transferor of the Mortgaged Property is to be released from liability on the Mortgage Loan, such release will not (based on the Master Servicer's or Subservicer's good faith determination) adversely affect the collectability of the Mortgage Loan. Upon receipt of appropriate instructions from the Master Servicer in accordance with the foregoing, the Trustee shall execute any necessary instruments for such assumption or substitution of liability as directed in writing by the Master Servicer. Upon the closing of the transactions contemplated by such documents, the Master Servicer shall cause the originals or true and correct copies of the assumption agreement, the release (if any), or the modification or supplement to the Mortgage Note or Mortgage to be delivered to the Trustee or the Custodian and deposited with the Mortgage File for such Mortgage Loan. Any fee collected by the Master Servicer or such related Subservicer for entering into an assumption or substitution of liability agreement will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

          (c) The Master Servicer or the related Subservicer, as the case may be, shall be entitled to approve a request from a Mortgagor for a partial release of the related Mortgaged Property, the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Mortgaged Property or other similar matters if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loan, that the security for, and the timely and full collectability of, such Mortgage Loan would not be adversely affected thereby and that neither REMIC I nor REMIC II would fail to continue to qualify as a REMIC under the Code as a result thereof and (subject to Section 10.01(f)) that no tax on "prohibited transactions" or "contributions" after the startup day would be imposed on either REMIC as a result thereof. Any fee collected by the Master Servicer or the related Subservicer for processing such a request will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

          (d) Subject to any other applicable terms and conditions of this Agreement, the Trustee and Master Servicer shall be entitled to approve an assignment in lieu of satisfaction with respect to any Mortgage Loan, provided the obligee with respect to such Mortgage Loan following such proposed assignment provides the Trustee and Master Servicer with a "Lender Certification for Assignment of Mortgage Loan" in the form attached hereto as Exhibit O, in form and substance satisfactory to the Trustee and Master Servicer, providing the following: (i) that the Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction; (ii) that the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and that the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws; (iii) that the Mortgage Loan following the proposed assignment will have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and (iv) that such assignment is at the request of the borrower under the related Mortgage Loan. Upon approval of an assignment in lieu of satisfaction with respect to any Mortgage Loan, the Master Servicer shall receive cash in an amount equal to the unpaid principal balance of and accrued interest on such Mortgage Loan and the Master Servicer shall treat such amount as a Principal Prepayment in Full with respect to such Mortgage Loan for all purposes hereof.

          Section 3.14.  Realization Upon Defaulted Mortgage Loans.
                         -----------------------------------------

          (a) The Master Servicer shall foreclose upon or otherwise comparably convert (which may include an REO Acquisition) the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07. In connection with such foreclosure or other conversion, the Master Servicer shall, consistent with
     Section 3.11, follow such practices and procedures as it shall deem necessary or advisable, as shall be normal and usual in its general mortgage servicing activities and as shall be required or permitted by the Program Guide; provided that the Master Servicer shall not be liable in any respect hereunder if the Master Servicer is acting in connection with any such foreclosure or other conversion in a manner that is consistent with the provisions of this Agreement. The Master Servicer, however, shall not be required to expend its own funds or incur other reimbursable charges in connection with any foreclosure, or attempted foreclosure which is not completed, or towards the restoration of any property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Holders of Certificates of one or more Classes after reimbursement to itself for such expenses or charges and (ii) that such expenses or charges will be recoverable to it through Liquidation Proceeds, Insurance Proceeds, or REO Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to Section 3.10, whether or not such expenses and charges are actually recoverable from related Liquidation Proceeds, Insurance Proceeds or REO Proceeds). In the event of a determination by the Master Servicer pursuant to this Section 3.14(a), the Master Servicer shall be entitled to reimbursement of such amounts pursuant to Section 3.10. Concurrently with the foregoing, the Master Servicer may pursue any remedies that may be available in connection with a breach of a representation and warranty with respect to any such Mortgage Loan in accordance with Sections 2.03 and 2.04. However, the Master Servicer is not required to continue to pursue both foreclosure (or similar remedies) with respect to the Mortgage Loans and remedies in connection with a breach of a representation and warranty if the Master Servicer determines in its reasonable discretion that one such remedy is more likely to result in a greater recovery as to the Mortgage Loan. Upon the occurrence of a Cash Liquidation or REO Disposition, following the deposit in the Custodial Account of all Insurance Proceeds, Liquidation Proceeds and other payments and recoveries referred to in the definition of "Cash Liquidation" or "REO Disposition," as applicable, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Master Servicer or its designee, as the case may be, the related Mortgage Loan, and thereafter such Mortgage Loan shall not be part of the Trust Fund. Notwithstanding the foregoing or any other provision of this Agreement, in the Master Servicer's sole discretion with respect to any defaulted Mortgage Loan or REO Property as to either of the following provisions, (i) a Cash Liquidation or REO Disposition may be deemed to have occurred if substantially all amounts expected by the Master Servicer to be received in connection with the

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

     related defaulted Mortgage Loan or REO Property have been received, and
     (ii) for purposes of determining the amount of any Liquidation Proceeds, Insurance Proceeds, REO Proceeds or any other unscheduled collections or the amount of any Realized Loss, the Master Servicer may take into account minimal amounts of additional receipts expected to be received or any estimated additional liquidation expenses expected to be incurred in connection with the related defaulted Mortgage Loan or REO Property.

          (b) In the event that title to any Mortgaged Property is acquired by REMIC I as an REO Property by foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee or to its nominee on behalf of Certificateholders and the Owner of the Excess Spread. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such REO Property shall (except as otherwise expressly provided herein) be considered to be an Outstanding Mortgage Loan held in REMIC I until such time as the REO Property shall be sold. Consistent with the foregoing for purposes of all calculations hereunder so long as such REO Property shall be considered to be an Outstanding Mortgage Loan it shall be assumed that, notwithstanding that the indebtedness evidenced by the related Mortgage Note shall have been discharged, such Mortgage Note and the related amortization schedule in effect at the time of any such acquisition of title (after giving effect to any previous Curtailments and before any adjustment thereto by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) remain in effect.

          (c) In the event that REMIC I acquires any REO Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Master Servicer on behalf of REMIC I shall dispose of such REO Property within two years after its acquisition by REMIC I for purposes of
     Section 860G(a)(8) of the Code or, at the expense of REMIC I, request, more than 60 days before the day on which the two-year grace period would otherwise expire, an extension of the two-year grace period unless the Master Servicer (subject to Section 10.01(f)) obtains for the Trustee an Opinion of Counsel, addressed to the Trustee and the Master Servicer, to the effect that the holding by REMIC I of such REO Property subsequent to such two-year period will not result in the imposition of taxes on "prohibited transactions" as defined in Section 860F of the Code or cause REMIC I to fail to qualify as a REMIC at any time that any Uncertificated REMIC I Regular Interests are outstanding, in which case REMIC I may continue to hold such REO Property (subject to any conditions contained in such Opinion of Counsel). The Master Servicer shall be entitled to be reimbursed from the Custodial Account for any costs incurred in obtaining such Opinion of Counsel, as provided in Section 3.10. Notwithstanding any other provision of this Agreement, no REO Property acquired by REMIC I shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of REMIC I in such a manner or pursuant to any terms that would (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or (ii) subject REMIC I to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of
     Section 860G(c) of the Code, unless the Master Servicer has agreed to indemnify and hold harmless REMIC I with respect to the imposition of any such taxes.

          (d) The proceeds of any Cash Liquidation, REO Disposition or purchase or repurchase of any Mortgage Loan pursuant to the terms of this Agreement, as well as any recovery resulting from a collection of Liquidation Proceeds, Insurance Proceeds or REO Proceeds, will be applied in the following order of priority: first, to reimburse the Master Servicer or the related Subservicer in accordance with Section 3.10(a)(ii); second, to the Certificateholders and the Owner of the Excess Spread to the extent of accrued and unpaid interest on the Mortgage Loan, and any related REO Imputed Interest, at the Net Mortgage Rate to the Due Date prior to the Distribution Date on which such amounts are to be distributed; third, to the Certificateholders as a recovery of principal on the Mortgage Loan (or REO Property)(provided that if any such Class of Certificates to which such Realized Loss was allocated is no longer outstanding, such subsequent recovery shall be distributed to the persons who were the Holders of such Class of Certificates when it was retired); fourth, to all Servicing Fees and Subservicing Fees payable therefrom (and the Master Servicer and the Subservicer shall have no claims for any deficiencies with respect to such fees which result from the foregoing allocation); and fifth, to Foreclosure Profits.

          Section 3.15.  Trustee to Cooperate; Release of Mortgage Files.
                         -----------------------------------------------

          (a) Upon becoming aware of the payment in full of any Mortgage Loan, or upon the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer will immediately notify the Trustee (if it holds the related Mortgage File) or the Custodian by a certification of a Servicing Officer (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to
     Section 3.07 have been or will be so deposited), substantially in one of the forms attached hereto as Exhibit H requesting delivery to it of the Mortgage File. Upon receipt of such certification and request, the Trustee shall promptly release, or cause the Custodian to release, the related Mortgage File to the Master Servicer. The Master Servicer is authorized to execute and deliver to the Mortgagor the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, together with the Mortgage Note with, as appropriate, written evidence of cancellation thereon. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account or the Certificate Account.

          (b) From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Master Servicer shall deliver to the Custodian, with a copy to the Trustee, a certificate of a Servicing Officer substantially in one of the forms attached as Exhibit H hereto, requesting that possession of all, or any document constituting part of, the Mortgage File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any Required Insurance Policy. Upon receipt of the foregoing, the Trustee shall deliver, or cause the Custodian to deliver, the Mortgage File or any document therein to the Master Servicer. The Master Servicer shall cause each Mortgage File or any document therein so released to be returned to the Trustee, or the Custodian as agent for the Trustee when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or (ii) the Mortgage File or such document has been delivered directly or through a Subservicer to an

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

     attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered directly or through a Subservicer to the Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. In the event of the liquidation of a Mortgage Loan, the Trustee shall deliver the Request for Release with respect thereto to the Master Servicer upon deposit of the related Liquidation Proceeds in the Custodial Account.

          (c) The Trustee or the Master Servicer on the Trustee's behalf shall execute and deliver to the Master Servicer, if necessary, any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Together with such documents or pleadings (if signed by the Trustee), the Master Servicer shall deliver to the Trustee a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate any insurance coverage under any Required Insurance Policy or invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

          Section 3.16.  Servicing and Other Compensation; Compensating
                         ----------------------------------------------
                         Interest.
                         --------

          (a) The Master Servicer, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date the amounts provided for by clauses (iii), (iv), (v) and (vi) of Section 3.10(a), subject to clause (e) below. The amount of servicing compensation provided for in such clauses shall be accounted for on a Mortgage Loan-by-Mortgage Loan basis. In the event that Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of a Cash Liquidation or REO Disposition exceed the unpaid principal balance of such Mortgage Loan plus unpaid interest accrued thereon (including REO Imputed Interest) at the related Net Mortgage Rate, the Master Servicer shall be entitled to retain therefrom and to pay to itself and/or the related Subservicer any Servicing Fee or Subservicing Fee considered to be accrued but unpaid.

          (b) Additional servicing compensation in the form of prepayment charges, assumption fees, late payment charges, investment income on amounts in the Custodial Account or the Certificate Account or otherwise shall be retained by the Master Servicer or the Subservicer to the extent provided herein, subject to clause (e) below.

          (c) The Master Servicer shall be required to pay, or cause to be paid, all expenses incurred by it in connection with its servicing activities hereunder (including payment of premiums for the Primary Insurance Policies, if any, to the extent such premiums are not required to be paid by the related Mortgagors, and the fees and expenses of the Trustee and any Custodian) and shall not be entitled to reimbursement therefor except as specifically provided in Sections 3.10 and 3.14.

          (d) The Master Servicer's right to receive servicing compensation may not be transferred in whole or in part except in connection with the transfer of all of its responsibilities and obligations of the Master Servicer under this Agreement.

          (e) Notwithstanding any other provision herein, the amount of servicing compensation that the Master Servicer shall be entitled to receive for its activities hereunder for the period ending on each Distribution Date shall be reduced (but not below zero) by an amount equal to Compensating Interest (if any) for such Distribution Date. Such reduction shall be applied during such period as follows: first, to any Servicing Fee or Subservicing Fee to which the Master Servicer is entitled pursuant to Section 3.10(a)(iii); second, to any income or gain realized from any investment of funds held in the Custodial Account or the Certificate Account to which the Master Servicer is entitled pursuant to Sections 3.07(c) or 4.01(b), respectively; and third, to any amounts of servicing compensation to which the Master Servicer is entitled pursuant to
     Section 3.10(a)(v) or (vi).  In making such reduction, the Master Servicer
     (i) will not withdraw from the Custodial Account any such amount representing all or a portion of the Servicing Fee to which it is entitled pursuant to Section 3.10(a)(iii); (ii) will not withdraw from the Custodial Account or Certificate Account any such amount to which it is entitled pursuant to Section 3.07(c) or 4.01(b) and (iii) will not withdraw from the Custodial Account any such amount of servicing compensation to which it is entitled pursuant to Section 3.10(a)(v) or (vi).

          Section 3.17.  Reports to the Trustee and the Company.
                         --------------------------------------

          Not later than fifteen days after each Distribution Date, the Master Servicer shall forward to the Trustee and the Company a statement, certified by a Servicing Officer, setting forth the status of the Custodial Account as of the close of business on such Distribution Date as it relates to the Mortgage Loans and showing, for the period covered by such statement, the aggregate of deposits in or withdrawals from the Custodial Account in respect of the Mortgage Loans for each category of deposit specified in Section 3.07 and each category of withdrawal specified in
     Section 3.10.

          Section 3.18.  Annual Statement as to Compliance.
                         ---------------------------------

          The Master Servicer will deliver to the Company, the Trustee and Financial Security on or before March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, an Officers' Certificate stating, as to each signer thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year related to its servicing of mortgage loans and its performance under pooling and servicing agreements, including this Agreement, has been made under such officers' supervision, (ii) to the best of such officers' knowledge, based on such review, the Master Servicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations relating to this Agreement in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a default in the fulfillment in all material respects of any such obligation relating to this Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof and (iii) to the best of such officers' knowledge, each Subservicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations under its Subservicing Agreement in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a material default in the fulfillment of such obligations relating to this Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof.

          Section 3.19.  Annual Independent Public Accountants' Servicing
                         ------------------------------------------------
                         Report.
                         ------
          On or before March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, the Master Servicer at its expense shall cause a firm of independent public accountants, which shall be members of the American Institute of Certified Public Accountants, to furnish a report to the Company, the Trustee and Financial Security stating its opinion that, on the basis of an examination conducted by such firm substantially in accordance with standards established by the American Institute of Certified Public Accountants, the assertions made pursuant to
     Section 3.18 regarding compliance with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers during the preceding calendar year are fairly stated in all material respects, subject to such exceptions and other qualifications that, in the opinion of such firm, such accounting standards require it to report. In rendering such statement, such firm may rely, as to matters relating to the direct servicing of mortgage loans by Subservicers, upon comparable statements for examinations conducted by independent public accountants substantially in accordance with standards established by the American Institute of Certified Public Accountants (rendered within one year of such statement) with respect to such Subservicers.

          Section 3.20.  Rights of the Company in Respect of the Master
                         ----------------------------------------------
                         Servicer.
                         --------

          The Master Servicer shall afford the Company, upon reasonable notice, during normal business hours access to all records maintained by the Master Servicer in respect of its rights and obligations hereunder and access to officers of the Master Servicer responsible for such obligations. Upon request, the Master Servicer shall furnish the Company with its most recent financial statements and such other information as the Master Servicer possesses regarding its business, affairs, property and condition, financial or otherwise. The Master Servicer shall also cooperate with all reasonable requests for information including, but not limited to, notices, tapes and copies of files, regarding itself, the Mortgage Loans or the Certificates from any Person or Persons identified by the Company or Residential Funding. The Company may, but is not obligated to, enforce the obligations of the Master Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer hereunder or exercise the rights of the Master Servicer hereunder; provided that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of such

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

     performance by the Company or its designee. The Company shall not have any responsibility or liability for any action or failure to act by the Master Servicer and is not obligated to supervise the performance of the Master Servicer under this Agreement or otherwise.

          Section 3.21.  Administration of Buydown Funds.
                         -------------------------------

          (a) With respect to any Buydown Mortgage Loan, the Subservicer has deposited Buydown Funds in an account that satisfies the requirements for a Subservicing Account (the "Buydown Account"). The Master Servicer shall cause the Subservicing Agreement to require that upon receipt from the Mortgagor of the amount due on a Due Date for each Buydown Mortgage Loan, the Subservicer will withdraw from the Buydown Account the predetermined amount that, when added to the amount due on such date from the Mortgagor, equals the full Monthly Payment and transmit that amount in accordance with the terms of the Subservicing Agreement to the Master Servicer together with the related payment made by the Mortgagor or advanced by the Subservicer.

          (b) If the Mortgagor on a Buydown Mortgage Loan prepays such loan in its entirety during the period (the "Buydown Period") when Buydown Funds are required to be applied to such Buydown Mortgage Loan, the Subservicer shall be required to withdraw from the Buydown Account and remit any Buydown Funds remaining in the Buydown Account in accordance with the related buydown agreement. The amount of Buydown Funds which may be remitted in accordance with the related buydown agreement may reduce the amount required to be paid by the Mortgagor to fully prepay the related Mortgage Loan. If the Mortgagor on a Buydown Mortgage Loan defaults on such Mortgage Loan during the Buydown Period and the property securing such Buydown Mortgage Loan is sold in the liquidation thereof (either by the Master Servicer or the insurer under any related Primary Insurance Policy), the Subservicer shall be required to withdraw from the Buydown Account the Buydown Funds for such Buydown Mortgage Loan still held in the Buydown Account and remit the same to the Master Servicer in accordance with the terms of the Subservicing Agreement for deposit in the Custodial Account or, if instructed by the Master Servicer, pay to the insurer under any related Primary Insurance Policy if the Mortgaged Property is transferred to such insurer and such insurer pays all of the loss incurred in respect of such default. Any amount so remitted pursuant to the preceding sentence will be deemed to reduce the amount owed on the Mortgage Loan.

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

ARTICLE IV

                         PAYMENTS TO CERTIFICATEHOLDERS

          Section 4.01.  Certificate Account.
                         -------------------

          (a) The Master Servicer on behalf of the Trustee shall establish and maintain a Certificate Account in which the Master Servicer shall cause to be deposited on behalf of the Trustee on or before 2:00 P.M. New York time on each Certificate Account Deposit Date by wire transfer of immediately available funds an amount equal to the sum of (i) any Advance for the immediately succeeding Distribution Date, (ii) any amount required to be deposited in the Certificate Account pursuant to Section 3.12(a), (iii) any amount required to be deposited in the Certificate Account pursuant to
     Section 3.16(e) or Section 4.07, (iv) any amount required to be paid pursuant to Section 9.01 and (v) all other amounts constituting the Available Distribution Amount for the immediately succeeding Distribution Date.

          (b) The Trustee shall, upon written request from the Master Servicer, invest or cause the institution maintaining the Certificate Account to invest the funds in the Certificate Account in Permitted Investments designated in the name of the Trustee for the benefit of the Certificateholders and the Owner of the Excess Spread, which shall mature not later than the Business Day next preceding the Distribution Date next following the date of such investment (except that (i) any investment in the institution with which the Certificate Account is maintained may mature on such Distribution Date and (ii) any other investment may mature on such Distribution Date if the Trustee shall advance funds on such Distribution Date to the Certificate Account in the amount payable on such investment on such Distribution Date, pending receipt thereof to the extent necessary to make distributions on the Certificates) and shall not be sold or disposed of prior to maturity. Subject to Section 3.16(e), all income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Master Servicer out of its own funds immediately as realized without any right of reimbursement.

          Section 4.02.  Distributions.
                         -------------

          (a) On each Distribution Date (x) the Master Servicer on behalf of the Trustee or (y) the Paying Agent appointed by the Trustee, shall distribute to the Owner of the Excess Spread, a distribution thereof pursuant to
     Section 4.02(a)(i), to the Master Servicer, in the case of a distribution pursuant to Section 4.02(a)(iii), the amount required to be distributed to the Master Servicer or a Subservicer pursuant to Section 4.02(a)(iii), to Financial Security, the Insurance Premium for such Distribution Date, and to each Certificateholder of record on the next preceding Record Date (other than as provided in Section 9.01 respecting the final distribution) either in immediately available funds (by wire transfer or otherwise) to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the Master Servicer or the Paying Agent, as the case may be, or, if such Certificateholder has not so notified the Master Servicer or the Paying Agent by the Record Date, by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register such Certificateholder's share (based on the aggregate of the Percentage Interests represented by Certificates of the applicable Class held by such Holder) of the following amounts, in the following order of priority (subject to the provisions of Section 4.02(b)), in each case to the extent of the Available Distribution Amount:

                    (i) to the Class A Certificateholders (other than the Class A-13 Certificateholders), Class R Certificateholders, Financial Security and the Owner of the Excess Spread, on a pro rata basis based on Accrued Certificate Interest payable on such Certificates, the amount of the Insurance Premium and the amount of Excess Spread with respect to such Distribution Date, Accrued Certificate Interest on such Classes of Certificates, the Insurance Premium and such Excess Spread, as applicable, for such Distribution Date, plus any Accrued Certificate Interest thereon, Insurance Premium or Excess Spread remaining unpaid from any previous Distribution Date except as provided in the last paragraph of this Section 4.02(a);

                    (ii) (X) to the Class A-13 Certificateholders, the Class A-13 Principal Distribution Amount; and

                          (Y) to the Class A Certificateholders (other than Class A-13 Certificateholders) and Class R Certificateholders, in the priorities and amounts set forth in Section 4.02(b)(ii) through (iv) and Section 4.02(c) through (g), the sum of the following (applied to reduce the Certificate Principal Balances of such Class A Certificates or Class R Certificates, as applicable):

                     (A) the Senior Percentage for such Distribution Date times the sum of the following:

                         (1) the principal portion of each Monthly Payment due
                     during the related Due Period on each Outstanding Mortgage Loan (other than the related Discount Fraction of the principal portion of such payment with respect to a Discount Mortgage Loan), whether or not received on or prior to the related Determination Date, minus the principal portion of any Debt Service Reduction (other than the related Discount Fraction of the principal portion of such Debt Service Reductions with respect to each Discount Mortgage Loan) which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

                         (2) the Stated Principal Balance of any Mortgage Loan
                     repurchased during the related Prepayment Period (or deemed to have been so repurchased in accordance with Section 3.07(b)) pursuant to Section 2.02, 2.03, 2.04 or 4.07 and the amount of any shortfall deposited in the Custodial Account in connection with the substitution of a Deleted Mortgage Loan pursuant to Section 2.03 or 2.04 during the related

                     Prepayment Period (other than the related Discount Fraction of such Stated Principal Balance or shortfall with respect to a Discount Mortgage Loan); and

                     (3) the principal portion of all other unscheduled collections (other than Principal Prepayments in Full and Curtailments and amounts received in connection with a Cash Liquidation or REO Disposition of a Mortgage Loan described in Section 4.02(a)(ii)(Y)(B), including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) received during the related Prepayment Period (or deemed to have been so received in accordance with Section 3.07(b)) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to
                     Section 3.14 (other than the related Discount Fraction of the principal portion of such unscheduled, collections, with respect to a Discount Mortgage Loan);

                     (B) with respect to each Mortgage Loan for which a Cash
                Liquidation or a REO Disposition occurred during the related Prepayment Period (or was deemed to have occurred during such period in accordance with Section 3.07(b)) and did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of (a) the Adjusted Senior Percentage for such Distribution Date times the Stated Principal Balance of such Mortgage Loan (other than the related Discount Fraction of such Stated Principal Balance, with respect to a Discount Mortgage
                Loan) and (b) the Adjusted Senior Accelerated Distribution Percentage for such Distribution Date times the related unscheduled collections (including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section 3.14 (in each case other than the portion of such unscheduled collections, with respect to a Discount Mortgage Loan included in Section 4.02(b)(i)(C));

                     (C) the Adjusted Senior Accelerated Distribution Percentage
                for such Distribution Date times the aggregate of all Principal Prepayments in Full and Curtailments received in the related Prepayment Period (other than the related Discount Fraction of such Principal Prepayments in Full and Curtailments, with respect to a Discount Mortgage Loan);

                     (D) any Excess Subordinate Principal Amount for such
                Distribution Date;

                     (E) the Class A-5 Certificates' pro rata share, based on
                the aggregate Certificate Principal Balance thereof relative to the aggregate of the Certificate Principal Balance of the Class A-5, Class M and Class B Certificates, of the unscheduled collections and prepayments referred to in clauses (B) and (C) above, to the extent such receipts are not payable to the Senior Certificates (other than the Class A-5 Certificates or the Class A-13 Certificates);

                     (F) any amounts described in subsection (ii)(Y), clauses
                (A), (B), (C) and (E) of this Section 4.02(a), as determined for any previous Distribution Date, which remain unpaid after application of amounts previously distributed pursuant to this clause (F) to the extent that such amounts are not attributable to Realized Losses which have been allocated to the Class M Certificates or Class B Certificates;

                    (iii) if the Certificate Principal Balances of the Class M Certificates and Class B Certificates have not been reduced to zero, to the Master Servicer or a Subservicer, by remitting for deposit to the Custodial Account, to the extent of and in reimbursement for any Advances or Subservicer Advances previously made with respect to any Mortgage Loan or REO Property which remain unreimbursed in whole or in part following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property, minus any such Advances that were made with respect to delinquencies that ultimately constituted Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses;

                    (iv) to the Holders of the Class M-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

                    (v) to the Holders of the Class M-1 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date, minus (y) the amount of any Class A-13 Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(vii),
          (ix), (xi), (xiii), (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-1 Certificates;

                    (vi) to the Holders of the Class M-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

                    (vii) to the Holders of the Class M-2 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date, minus (y) the amount of any Class A-13 Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(ix), (xi), (xiii), (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-2 Certificates;

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

                    (viii) to the Holders of the Class M-3 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

                    (ix) to the Holders of the Class M-3 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-13 Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xi),
          (xiii), (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-3 Certificates;

                    (x) to the Holders of the Class B-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

                    (xi) to the Holders of the Class B-1 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-13 Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xiii), (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-1 Certificates;

                    (xii) to the Holders of the Class B-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

                    (xiii) to the Holders of the Class B-2 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-13 Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-2 Certificates;

                    (xiv) to the Holders of the Class B-3 Certificates, an amount equal to (x) the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below minus (y) the amount of any Class A-13 Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates to the extent the amounts available pursuant to clause (x) of Section 4.02(a)(xv) are insufficient therefor;

                    (xv) to the Holders of the Class B-3 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such

          Distribution Date minus (y) the amount of any Class A-13 Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates applied in reduction of the Certificate Principal Balance of the Class B-3 Certificates;

                    (xvi) to Financial Security, as subrogee of the Insured Certificateholders, to reimburse Financial Security for claims paid under the FSA Policy, to the extent of Cumulative Insurance Payments on the Insured Certificates;

                    (xvii) to the Class A Certificateholders and Class R Certificateholders in the priority set forth in Section 4.02(b), the portion, if any, of the Available Distribution Amount remaining after the foregoing distributions, applied to reduce the Certificate Principal Balances of such Class A and Class R Certificates, but in no event more than the aggregate of the outstanding Certificate Principal Balances of each such Class of Class A and Class R Certificates, and thereafter, to each Class of Class M Certificates then outstanding beginning with such Class with the lowest numerical designation, any portion of the Available Distribution Amount remaining after the Class A Certificates and Class R Certificates have been retired, applied to reduce the Certificate Principal Balance of each such Class of Class M Certificates, but in no event more than the outstanding Certificate Principal Balance of each such Class of Class M Certificates; and thereafter to each such Class of Class B Certificates then outstanding beginning with such Class with the lowest numerical designation, any portion of the Available Distribution Amount remaining after the Class M Certificates have been retired, applied to reduce the Certificate Principal Balance of each such Class of Class B Certificates, but in no event more than the outstanding Certificate Principal Balance of each such Class of Class B Certificates; and

                    (xviii) to the Class R Certificateholders, the balance, if any, of the Available Distribution Amount.

          Notwithstanding the foregoing, on any Distribution Date, with respect to the Class of Class B Certificates outstanding on such Distribution Date with the highest numerical designation, or in the event the Class B Certificates are no longer outstanding, the Class of Class M Certificates then outstanding with the highest numerical designation, or in the event the Class B Certificates and Class M Certificates are no longer outstanding, the Class A and Class R Certificates, Accrued Certificate Interest thereon remaining unpaid and Excess Spread remaining unpaid from any previous Distribution Date will be distributable only to the extent that such unpaid Accrued Certificate Interest or Excess Spread was attributable to interest shortfalls relating to Nonrecoverable Advances as determined by the Master Servicer with respect to the related Mortgage Loan where such Mortgage Loan has not yet been the subject of a Cash Liquidation or REO Disposition.

          (b) Distributions of principal on the Class A Certificates (other than the Class A-2 Certificates, and Class A-11 Certificates) and Class R Certificates on each Distribution Date occurring prior to the occurrence of the Credit Support Depletion Date will be made as follows:

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

                    (i) first, to the Class A-13 Certificates, until the Certificate Principal Balance thereof is reduced to zero, an amount (the "Class A-13 Principal Distribution Amount") equal to the aggregate of:

                     (A) the related Discount Fraction of the principal portion of each Monthly Payment on each Discount Mortgage Loan due during the related Due Period, whether or not received on or prior to the related Determination Date, minus the Discount Fraction of the principal portion of any related Debt Service Reduction which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

                     (B) the related Discount Fraction of the principal portion of all unscheduled collections on each Discount Mortgage Loan received during the preceding calendar month (other than amounts received in connection with a Cash Liquidation or REO Disposition of a Discount Mortgage Loan described in clause (C) below), including Principal Prepayments in Full, Curtailments and repurchases (including deemed repurchases under Section 3.07(b)) of Discount Mortgage Loans (or, in the case of a substitution of a Deleted Mortgage Loan, the Discount Fraction of the amount of any shortfall deposited in the Custodial Account in connection with such substitution);

                     (C) in connection with the Cash Liquidation or REO
                Disposition of a Discount Mortgage Loan that did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of (1) the applicable Discount Fraction of the Stated Principal Balance of such Discount Mortgage Loan immediately prior to such Distribution Date and (2) the aggregate amount of the collections on such Mortgage Loan to the extent applied as recoveries of principal;

                     (D) any amounts allocable to principal for any previous
                Distribution Date (calculated pursuant to clauses (A) through (C) above) that remain undistributed; and

                     (E) the amount of any Class A-13 Collection Shortfalls for such Distribution Date and the amount of any Class A-13 Collection Shortfalls remaining unpaid for all previous Distribution Dates, but only to the extent of the Eligible Funds for such Distribution Date;

                    (ii) an amount equal to the sum of (A) the Class A-5 Certificates' pro rata share, based on the aggregate Certificate Principal Balance thereof relative to the Certificate Principal Balance of all other classes of Senior Certificates (other than the Class A-13 Certificates), of the aggregate of the amounts set forth in clauses 4.02(a)(ii)(Y)(A), (D) and (F) and (B) the amount described in clause 4.02(a)(ii)(Y)(E) shall be distributed to the Class A-5 Certificates on a pro rata basis in proportion to their respective Certificate Principal Balances in reduction of the Certificate Principal Balances thereof; PROVIDED that if the aggregate of the amounts set forth in clauses 4.02(a)(ii)(Y)(A) through (F) is more than the balance of the Available Distribution Amount remaining after the Senior Interest Distribution Amount, the Class A-13 Principal Distribution Amount and the Insurance Premium have been distributed, the amount paid to the Class A-5 Certificates pursuant to this clause 4.02(b)(ii) shall be reduced by an amount equal to the Class A-5 Certificates' pro rata share of such difference based on the aggregate Certificate Principal Balance thereof relative to the Certificate Principal Balance of all other classes of Senior Certificates (other than the Class A-13 Certificates),;

                    (iii) the balance of the Senior Principal Distribution Amount, if any, remaining after the distributions described in clause 4.02(b)(ii) above shall be distributed concurrently to the Class R-I Certificates and the Class R-II Certificates, with such amount to be allocated on a pro rata basis in proportion to their respective Certificate Principal Balance until the Certificate Principal Balance thereof has been reduced to zero;

                    (iv) the balance, if any, of the Senior Principal Distribution Amount remaining after the distributions described in clauses 4.02(b)(ii) and 4.02(b)(iii) above shall be distributed as follows:

                     (A) first, concurrently as follows:

                         (I) 42.8571425541% of the amount referred to in this
                     clause (iv) to the Class A-1 Certificates until the Certificate Principal Balance of the Class A-1 Certificates has been reduced to zero; and

                         (II) 57.1428574459% of the amount referred to in this
                     clause (iv) in the following order:

                              (a) to the Class A-6 Certificates until the
                         Certificate Principal Balance of the Class A-6 Certificates has been reduced to zero; and

                              (b) to the Class A-7 Certificates, Class A-8
                         Certificates, Class A-9 Certificates, Class A-10 Certificates and Class A-12 Certificates as follows:

                                    (1) 31.4233570379% to the Class A-7
                              Certificates until the Certificate Principal
                              Balance of the Class A-7 Certificates has been reduced to zero; and

                                    (2) 68.5766429621% in the following order:
                              first, to the Class A-8 Certificates, second, concurrently to the Class A-9 Certificates and the Class A-12 Certificates, on a pro rata basis and third, to the Class A-10 Certificates, in each case until the Certificate Principal Balance thereof has been reduced to zero;

                     (B) second, to the Class A-3 Certificates until the
                Certificate Principal Balance of the Class A-3 Certificates has been reduced to $4,542,069; and

                     (C) third, concurrently to the Class A-3 Certificates and
                Class A-4 Certificates on a pro rata basis, until the Certificate Principal Balances thereof have been reduced to zero.

          (c) On or after the occurrence of the Credit Support Depletion Date, all priorities relating to distributions as described above in respect of principal among the Senior Certificates (other than the Class A-13 Certificates) will be disregarded and an amount equal to the Discount Fraction of the principal portion of scheduled or unscheduled payments received or advanced in respect of Discount Mortgage Loans will be distributed to the Class A-13 Certificates, and the Senior Principal Distribution Amount will be distributed to the remaining Senior Certificates pro rata in accordance with their respective outstanding Certificate Principal Balances and the amount set forth in Section 4.02
     (a)(i) herein will be distributed as set forth therein.

          (d) After reduction of the Certificate Principal Balances of the Senior Certificates (other than the Class A-5 Certificates and Class A-13 Certificates) to zero but prior to the occurrence of the Credit Support Depletion Date, the Available Distribution Amount will be paid solely to the holders of the Class A-5, Class A-13, Variable Strip, Class M and Class B Certificates and the owner of the Excess Spread, provided that the aggregate amount of all full and partial Principal Prepayments made by the respective Mortgagors (other than the related Discount Fraction of such Principal Prepayments, with respect to each Discount Mortgage Loan) during the preceding calendar month will be distributed as follows: (i) on any Distribution Date prior to the Distribution Date occurring in September 1999 on which the Prepayment Allocation Test is met, the Class M Certificates and Class B Certificates in the aggregate will receive 50% of their pro rata share of such Principal Prepayments and the Class A-5 Certificates will receive the remainder of such Principal Prepayments, (ii) on any Distribution Date occurring on or after the Distribution Date in September 1999 but prior to the Distribution Date in September 2005 on which the Prepayment Allocation Test is met, such Principal Prepayments will be distributed on a pro rata basis between the Class A-5 Certificates and the Class M Certificates and Class B Certificates, collectively, and
     (iii) on any Distribution Date occurring prior to the Distribution Date occurring in September 2005 on which the Prepayment Allocation Test is not met, all Principal Prepayments will be distributed to the Holders of the Class A-5 Certificates.

          (e) After reduction of the Certificate Principal Balances of the Senior Certificates (other than the Class A-13 Certificates) to zero but prior to the Credit Support Depletion Date, the Senior Certificates (other than the Class A-13 Certificates) will be entitled to no further distributions of principal thereon and the Available Distribution Amount will be paid solely to the holders of the Class A-13, Class M and Class B Certificates and the owner of the Excess Spread.

          (f) In addition to the foregoing distributions on the Insured Certificates, the Master Servicer on behalf of the Trustee or the Paying Agent appointed by the Trustee shall distribute on each Distribution Date the amount, if any, paid under the Policy and transferred to the Certificate Account with respect to such Distribution Date pursuant to
     Section 11.02(b).

          (g) In addition to the foregoing distributions, with respect to any Mortgage Loan that was previously the subject of a Cash Liquidation or an REO Disposition that resulted in a Realized Loss, in the event that within two years of the date on which such Realized Loss was determined to have occurred the Master Servicer receives amounts, which the Master Servicer reasonably believes to represent subsequent recoveries (net of any related liquidation expenses), or determines that it holds surplus amounts previously reserved to cover estimated expenses, specifically related to such Mortgage Loan (including, but not limited to, recoveries in respect of the representations and warranties made by the related Seller pursuant to the applicable Seller's Agreement), the Master Servicer shall distribute such amounts to the applicable Certificateholders of the Class or Classes to which such Realized Loss was allocated (or to Financial Security, as subrogee for such Certificateholders, to the extent Financial Security made an FSA Insurance Payment in respect of such Realized Loss) or to the Owner of the Excess Spread, if applicable (with the amounts to be distributed allocated among such Classes and the Excess Spread in the same proportions as such Realized Loss was allocated), subject to the following: No such distribution shall be in an amount that would result in total distributions in respect of Excess Spread or on the Certificates of any such Class in excess of the total amounts of principal and interest that would have been distributable thereon if such Cash Liquidation or REO Disposition had occurred but had resulted in a Realized Loss equal to zero. Notwithstanding the foregoing, no such distribution shall be made with respect to the Excess Spread or the Certificates of any Class to the extent that either (i) such Excess Spread or Class was protected against the related Realized Loss pursuant to any instrument or fund established under Section 12.01(e) or (ii) such Excess Spread or Class of Certificates has been deposited into a separate trust fund or other structuring vehicle and separate certificates or other instruments representing interests therein have been issued in one or more classes, and any of such separate certificates or other instruments was protected against the related Realized Loss pursuant to any limited guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or a combination thereof. Any amount to be so distributed with respect to the Certificates of any Class shall be distributed by the Master Servicer to the Certificateholders of record as of the Record Date immediately preceding the date of such distribution, on a pro rata basis based on the Percentage Interest represented by each Certificate of such Class as of such Record Date. Any amounts to be so distributed shall not be remitted to or distributed from the Trust Fund, and shall constitute subsequent recoveries with respect to Mortgage Loans that are no longer assets of the Trust Fund.

          (h) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. None of the Trustee, the Certificate Registrar, the Company or the Master Servicer shall have any responsibility therefor except as otherwise provided by this Agreement or applicable law.

          (i) Except as otherwise provided in Section 9.01, if the Master Servicer anticipates that a final distribution with respect to any Class of Certificates will be made on the next Distribution Date, the Master Servicer shall, no later than the Determination Date in the month of such final distribution, notify the Trustee and the Trustee shall, no later than two (2) Business Days after such Determination Date, mail on such date to each Holder of such Class of Certificates a notice to the effect that: (i) the Trustee anticipates that the final distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the office of the Trustee or as otherwise specified therein, and (ii) no interest shall accrue on such Certificates from and after the end of the prior calendar month. In the event that Certificateholders required to surrender their Certificates pursuant to Section 9.01(c) do not surrender their Certificates for final cancellation, the Trustee shall cause funds distributable with respect to such Certificates to be withdrawn from the Certificate Account and credited to a separate escrow account for the benefit of such Certificateholders as provided in Section 9.01(d).

          Section 4.03.  Statements to Certificateholders and the Owner of the
                         -----------------------------------------------------
                         Excess Spread.
                         -------------

          (a) Concurrently with each distribution charged to the Certificate Account and with respect to each Distribution Date the Master Servicer shall forward to the Trustee and the Trustee shall forward by mail to each Holder, the Owner of the Excess Spread, Financial Security and the Company a statement setting forth the following information as to the Excess Spread and each Class of Certificates to the extent applicable:

                    (i) (a) the amount of such distribution to the Certificateholders of such Class applied to reduce the Certificate Principal Balance thereof, and (b) the aggregate amount included therein representing Principal Prepayments;

                    (ii) the amount of such distribution to Holders of such Class of Certificates allocable to interest and to the Owner of the Excess Spread;

                    (iii) if the distribution to the Holders of such Class of Certificates or such Owner is less than the full amount that would be distributable to such Holders or Owner if there were sufficient funds available therefor, the amount of the shortfall;

                    (iv) the amount of any Advance by the Master Servicer pursuant to Section 4.04;

                    (v) the number and Pool Stated Principal Balance of the Mortgage Loans after giving effect to the distribution of principal on such Distribution Date;

                    (vi) the Guaranteed Distribution for such Distribution Date, and the respective portions thereof allocable to principal and interest for each Class of Insured Certificates;

                    (vii) the amount of any FSA Insurance Payment made on such Distribution Date, the amount of any reimbursement payment made to Financial Security on such Distribution Date pursuant to Sections 4.02(a)(xvi) and the amount of Cumulative Insurance Payments after giving effect to any such FSA Insurance Payment or any such reimbursement payment to Financial Security;

                    (viii) the aggregate Certificate Principal Balance of each Class of Certificates, and each of the Senior, Class M and Class B Percentages, after giving effect to the amounts distributed on such Distribution Date, separately identifying any reduction thereof due to Realized Losses other than pursuant to an actual distribution of principal;

                    (ix) the related Subordinate Principal Distribution Amount and Prepayment Distribution Percentage, if applicable;

                    (x) on the basis of the most recent reports furnished to it by Subservicers, the number and aggregate principal balances of Mortgage Loans that are delinquent (A) one month, (B) two months and (C) three months and the number and aggregate principal balance of Mortgage Loans that are in foreclosure;

                    (xi) the number, aggregate principal balance and book value of any REO Properties;

                    (xii) the aggregate Accrued Certificate Interest remaining unpaid, if any, for each Class of Certificates, after giving effect to the distribution made on such Distribution Date;

                    (xiii) the Pass-Through Rates on the Class A-1 Certificates and Class A-2 Certificates for such Distribution Date, separately identifying LIBOR for such Distribution Date;

                    (xiv) the Special Hazard Amount, Fraud Loss Amount and Bankruptcy Amount as of the close of business on such Distribution Date and a description of any change in the calculation of such amounts;

                    (xv) the weighted average Spread Rate for such Distribution Date and the Pass-Through Rate on any Class of Variable Strip Certificates;

                    (xvi) the occurrence of the Credit Support Depletion Date and the Accretion Termination Date;

                    (xvii) the Adjusted Senior Accelerated Distribution Percentage applicable to such distribution;

                    (xviii) the Adjusted Senior Percentage for such Distribution Date;

                    (xix) the aggregate amount of Realized Losses for such Distribution Date;

                    (xx) the aggregate amount of any recoveries on previously foreclosed loans from Sellers due to a breach of representation or warranty;

                    (xxi) the weighted average remaining term to maturity of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date;

                    (xxii) the weighted average Mortgage Rates of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date; and

                    (xxiii) the occurrence of the Senior Principal Adjustment Date.

     In the case of information furnished pursuant to clauses (i) and (ii) above, the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination. In addition to the statement provided to the Trustee as set forth in this Section 4.03(a), the Master Servicer shall provide to any manager of a trust fund consisting of some or all of the Certificates, upon reasonable request, such additional information as is reasonably obtainable by the Master Servicer at no additional expense to the Master Servicer.

          (b) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Owner of the Excess Spread or the Holder of a Certificate, other than a Class R Certificate, a statement containing the information set forth in clauses (i) and (ii) of subsection (a) above aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

          (c) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Class R Certificate, a statement containing the applicable distribution information provided pursuant to this Section 4.03 aggregated for such calendar year or applicable portion thereof during which such Person was the Holder of a Class R Certificate. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

          (d) Upon the written request of any Certificateholder, the Master Servicer, as soon as reasonably practicable, shall provide the requesting Certificateholder with such information as is necessary and appropriate, in the Master Servicer's sole discretion, for purposes of satisfying applicable reporting requirements under Rule 144A.

          Section 4.04. Distribution of Reports to the Trustee and the Company; Advances by the Master Servicer.
                         -------------------------------------------------------

          (a) Prior to the close of business on the Business Day next succeeding each Determination Date, the Master Servicer shall furnish a written statement to the Trustee, Financial Security, any Paying Agent and the Company (the information in such statement to be made available to Certificateholders and the Owner of the Excess Spread by the Master Servicer on request) setting forth (i) the Available Distribution Amount;
     (ii) the amounts required to be withdrawn from the Custodial Account and the Insured Reserve Fund and deposited into the Certificate Account on the immediately succeeding Certificate Account Deposit Date pursuant to clause
     (iii) of Section 4.01(a); (iii) the amount of the Insurance Premium; and
     (iv) the amount of Cumulative Insurance Payments as of such Determination Date. The determination by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Trustee shall be protected in relying upon the same without any independent check or verification.

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

          (b) On or before 2:00 P.M. New York time on each Certificate Account Deposit Date, the Master Servicer shall either (i) deposit in the Certificate Account from its own funds, or funds received therefor from the Subservicers, an amount equal to the Advances to be made by the Master Servicer in respect of the related Distribution Date, which shall be in an aggregate amount equal to the aggregate amount of Monthly Payments (with each interest portion thereof adjusted to the Net Mortgage Rate), less the amount of any related Debt Service Reductions or reductions in the amount of interest collectable from the Mortgagor pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or similar legislation or regulations then in effect, on the Outstanding Mortgage Loans as of the related Due Date, which Monthly Payments were delinquent as of the close of business as of the related Determination Date; provided that no Advance shall be made if it would be a Nonrecoverable Advance, (ii) withdraw from amounts on deposit in the Custodial Account and deposit in the Certificate Account all or a portion of the Amount Held for Future Distribution in discharge of any such Advance, or (iii) make advances in the form of any combination of (i) and (ii) aggregating the amount of such Advance. Any portion of the Amount Held for Future Distribution so used shall be replaced by the Master Servicer by deposit in the Certificate Account on or before 11:00 A.M. New York time on any future Certificate Account Deposit Date to the extent that funds attributable to the Mortgage Loans that are available in the Custodial Account for deposit in the Certificate Account on such Certificate Account Deposit Date shall be less than payments to Certificateholders and the Excess Spread required to be made on the following Distribution Date. The Master Servicer shall be entitled to use any Advance made by a Subservicer as described in Section 3.07(b) that has been deposited in the Custodial Account on or before such Distribution Date as part of the Advance made by the Master Servicer pursuant to this Section
     4.04. The amount of any reimbursement pursuant to Section 4.02(a)(iii) in respect of outstanding Advances on any Distribution Date shall be allocated to specific Monthly Payments due but delinquent for previous Due Periods, which allocation shall be made, to the extent practicable, to Monthly Payments which have been delinquent for the longest period of time. Such allocations shall be conclusive for purposes of reimbursement to the Master Servicer from recoveries on related Mortgage Loans pursuant to Section 3.10.

          The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by a certificate of a Servicing Officer delivered to the Seller and the Trustee.

          In the event that the Master Servicer determines as of the Business Day preceding any Certificate Account Deposit Date that it will be unable to deposit in the Certificate Account an amount equal to the Advance required to be made for the immediately succeeding Distribution Date, it shall give notice to the Trustee of its inability to advance (such notice may be given by telecopy), not later than 3:00 P.M., New York time, on such Business Day, specifying the portion of such amount that it will be unable to deposit. Not later than 3:00 P.M., New York time, on the Certificate Account Deposit Date the Trustee shall, unless by 12:00 Noon, New York time, on such day the Trustee shall have been notified in writing (by telecopy) that the Master Servicer shall have directly or indirectly deposited in the Certificate Account such portion of the amount of the Advance as to which the Master Servicer shall have given notice pursuant to the preceding sentence, pursuant to Section 7.01, (a) terminate all of the rights and obligations of the Master

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

     Servicer under this Agreement in accordance with Section 7.01 and (b) assume the rights and obligations of the Master Servicer hereunder, including the obligation to deposit in the Certificate Account an amount equal to the Advance for the immediately succeeding Distribution Date.

          The Trustee shall deposit all funds it receives pursuant to this
     Section 4.04 into the Certificate Account.

          Section 4.05.  Allocation of Realized Losses.
                         -----------------------------

          Prior to each Distribution Date, the Master Servicer shall determine the total amount of Realized Losses, if any, that resulted from any Cash Liquidation, Debt Service Reduction, Deficient Valuation or REO Disposition that occurred during the related Prepayment Period. The amount of each Realized Loss shall be evidenced by an Officers' Certificate. All Realized Losses, other than Excess Special Hazard Losses, Extraordinary Losses, Excess Bankruptcy Losses or Excess Fraud Losses, shall be allocated as follows: first, to the Class B-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; second, to the Class B-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; third, to the Class B-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fourth, to the Class M-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fifth, to the Class M-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; sixth, to the Class M-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; and, thereafter, if such Realized Losses are on a Discount Mortgage Loan, to the Class A-13 Certificates, in an amount equal to the Discount Fraction of the principal portion thereof, and the remainder of such Realized Losses and the entire amount of such Realized Losses on Non-Discount Mortgage Loans among all the Class A Certificates (other than the Class A-13 Certificates), Class R Certificates and, in respect of the interest portion of such Realized Losses, the Excess Spread, on a pro rata basis, as described below. Any Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses on Non-Discount Mortgage Loans will be allocated among the Class A (other than the Class A-13 Certificates), Class M, Class B and Class R Certificates, and, in respect of the interest portion of such Realized Losses, the Excess Spread, on a pro rata basis, as described below. The principal portion of such losses on Discount Mortgage Loans will be allocated to the Class A-13 Certificates in an amount equal to the related Discount Fraction thereof, and the remainder of such losses on Discount Mortgage Loans will be allocated among the Class A Certificates (other than the Class A-13 Certificates), Class M, Class B and Class R Certificates on a pro rata basis, as described below.

          As used herein, an allocation of a Realized Loss on a "pro rata basis" among two or more specified Classes of Certificates and the Excess Spread means an allocation on a pro rata basis, among the various Classes so specified and the Excess Spread, to each such Class of Certificates on the basis of their then outstanding Certificate Principal Balances prior to giving effect to distributions to be made on such Distribution Date in the case of the principal portion of a Realized Loss or based on the Accrued Certificate Interest thereon or amount of Excess Spread payable on such Distribution Date (without regard to any Compensating Interest for such Distribution Date) in the case of an interest portion of a Realized Loss. Except as provided in the following sentence, any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to a Class of Certificates shall be made by reducing the Certificate Principal Balance thereof by the amount so allocated, which allocation shall be deemed to have occurred on such Distribution Date. Any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to the Class B Certificates or, after the Certificate Principal Balances of the Class B Certificates have been reduced to zero, to the Class of Class M Certificates then outstanding with the highest numerical designation shall be made by operation of the definition of "Certificate Principal Balance" and by operation of the provisions of Section 4.02(a). Allocations of the interest portions of Realized Losses shall be made by operation of the definition of "Accrued Certificate Interest" and by operation of the provisions of Section 4.02(a). Allocations of the principal portion of Debt Service Reductions shall be made by operation of the provisions of Section 4.02(a). All Realized Losses and all other losses allocated to a Class of Certificates hereunder will be allocated among the Certificates of such Class in proportion to the Percentage Interests evidenced thereby.

          Section 4.06.  Reports of Foreclosures and Abandonment of Mortgaged
                         ----------------------------------------------------
                         Property.
                         --------

          The Master Servicer or the Subservicers shall file information returns with respect to the receipt of mortgage interests received in a trade or business, the reports of foreclosures and abandonments of any Mortgaged Property and the information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P, respectively, of the Code, and deliver to the Trustee an Officers' Certificate on or before March 31 of each year stating that such reports have been filed. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by Sections 6050H, 6050J and 6050P of the Code.

          Section 4.07.  Optional Purchase of Defaulted Mortgage Loans.
                         ---------------------------------------------

          As to any Mortgage Loan which is delinquent in payment by 90 days or more, the Master Servicer may, at its option, purchase such Mortgage Loan from the Trustee at the Purchase Price therefor. If at any time the Master Servicer makes a payment to the Certificate Account covering the amount of the Purchase Price for such a Mortgage Loan, and the Master Servicer provides to the Trustee a certification signed by a Servicing Officer stating that the amount of such payment has been deposited in the Certificate Account, then the Trustee shall execute the assignment of such Mortgage Loan at the request of the Master Servicer without recourse to the Master Servicer, the Trustee or the Trust Fund which shall succeed to all the Trustee's right, title and interest in and to such Mortgage Loan, and all security and documents relative thereto. Such assignment shall be an assignment outright and not for security. The Master Servicer will thereupon own such Mortgage, and all such security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto. Notwithstanding anything to the contrary in this Section 4.07, the Master Servicer shall continue to service any such Mortgage Loan after the date of such purchase in accordance with the terms of this Agreement and, if any Realized Loss with respect to such Mortgage Loan occurs, allocate such Realized Loss to the Class or Classes of Certificates that would have borne such Realized Loss in accordance with the terms hereof as if such Mortgage Loan had not been so purchased. For purposes of this Agreement, a payment of

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

     the Purchase Price by the Master Servicer pursuant to this Section 4.07 will be viewed as an advance, and the amount of any Realized Loss shall be recoverable pursuant to the provisions for the recovery of unreimbursed Advances under Section 4.02(a) or, to the extent not recoverable under such provisions, as a Nonrecoverable Advance as set forth herein.

          Section 4.08. Distributions on the Uncertificated REMIC I and REMIC II Regular Interests.
                         ------------------------------------------------------

               (a) On each Distribution Date the Trustee shall be deemed to distribute to itself, as the holder of the Uncertificated REMIC I Regular Interests, the Uncertificated REMIC I Regular Interest Distribution Amounts in the following order of priority to the extent of the Available Distribution Amount reduced by distributions made to the Class R-I Certificates pursuant to Section 4.02(a):

                (i) Uncertificated Accrued Interest on the Uncertificated REMIC I Regular Interests for such Distribution Date, plus any Uncertificated Accrued Interest thereon remaining unpaid from any previous Distribution Date; and

                (ii) In accordance with the priority set forth in Section 4.08(b), an amount equal to the sum of the amounts in respect of principal distributable on the Class A-1, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-12, Class A-13, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class R-II Certificates under Section 4.02(a), as allocated thereto pursuant to Section 4.02(b).

               (b) The amount described in Section 4.08(a)(ii) shall be deemed distributed to (i) Uncertificated REMIC I Regular Interest U, (ii) Uncertificated REMIC I Regular Interest V, (iii) Uncertificated REMIC I Regular Interest W, (iv) Uncertificated REMIC I Regular Interest X and (v) Uncertificated REMIC I Regular Interest Y with the amount to be distributed allocated among such interests in accordance with the priority assigned to the (i) Class A-1 Certificates, (ii) Class A-6, Class A-7, Class A-8, Class A-9, Class A-10 and Class A-12 Certificates, (iii) Class A-3 Certificates
     (iv) Class A-4, Class A-5, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class R-II Certificates and (v) Class A-13 Certificates, respectively, under Section 4.02(b) until the Uncertificated Principal Balance of each such interest is reduced to zero.

               (c) The portion of the Uncertificated REMIC I Regular Interest Distribution Amounts described in Section 4.08(a)(ii) shall be deemed distributed by REMIC I to REMIC II in accordance with the priority assigned to the REMIC II Certificates relative to that assigned to the REMIC I Certificates under Section 4.02(b).

               (d) In determining from time to time the Uncertificated REMIC I Regular Interest U Distribution Amount, Uncertificated REMIC I Regular Interest V Distribution Amount, Uncertificated REMIC I Regular Interest W Distribution Amount, Uncertificated REMIC I Regular Interest X Distribution Amount, Uncertificated REMIC I Regular Interest Y Distribution Amount and Uncertificated REMIC I Regular Interest Z Distribution Amount, Realized Losses allocated to the Class A-1 and Class A-2 Certificates under Section 4.05 shall be deemed allocated to Uncertificated REMIC I Regular Interest U; Realized Losses allocated to the Class A-6, Class A-7, Class A-8, Class A-9, Class A-10 and Class A-12 Certificates, under Section 4.05 shall be deemed allocated to Uncertificated REMIC I Regular Interest V; Realized Losses allocated to the Class A-3 and Class A-11 Certificates under Section
     4.05 shall be deemed allocated to Uncertificated REMIC I Regular Interest W; Realized Losses allocated to the Class A-4, Class A-5, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class R-II Certificates under Section 4.05 shall be deemed allocated to Uncertificated REMIC I Regular Interest X; Realized Losses allocated to the Class A-13 Certificates under Section 4.05 shall be deemed allocated to Uncertificated REMIC I Regular Interest Y; and Realized Losses allocated to the Excess Spread under Section 4.05 shall be deemed allocated to the Uncertificated REMIC I Regular Interest Z.

               (e) On each Distribution Date the Trustee shall be deemed to distribute from REMIC II, in the priority set forth in Sections 4.02(a) and
     (b), to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class R-II Certificates and to the Owner of the Excess Spread the amounts distributable thereon, from the Uncertificated REMIC I Regular Interest Distribution Amounts deemed to have been received by REMIC II from REMIC I under this Section 4.08.

               (f) Notwithstanding the deemed distributions on the Uncertificated REMIC I Regular Interests and to the Owner of the Excess Spread described in this Section 4.08, distributions of funds from the Certificate Account shall be made only in accordance with Section 4.02.

          Section 4.09.  Insured Reserve Fund.
                         --------------------

               No later than the Closing Date, the Trustee will establish and maintain with itself a segregated trust account that is an Eligible Accounts, which shall be titled "Insured Reserve Fund, The First National Bank of Chicago, as trustee for the registered holders of Residential Funding Mortgage Securities I, Inc., Mortgage Pass-Through Certificates, Series 1996-S18, Class A-7, Class A-9 and Class A-10." On the Closing Date, Donaldson, Lufkin & Jenrette Securities Corporation (the "Underwriter") shall deposit with the Trustee, and the Trustee shall deposit into the Insured Reserve Fund, cash in an amount equal to $25,000.

               The Master Servicer shall direct the Trustee in writing on each Distribution Date to withdraw amounts on deposit in the Insured Reserve Fund for deposit into the Certificate Account, and to pay to the holders of the Insured Certificates pursuant to Section 4.02(a)(i) to cover the amount of Prepayment Interest Shortfalls otherwise allocable thereto under this Agreement, in proportion to the amount of Prepayment Interest Shortfalls (to the extent not offset by the Master Servicer pursuant to Section 4.04 hereof) allocated to the Insured Certificates, and to the extent of funds on deposit in the Insured Reserve Fund (the amount of such withdrawal for any Distribution Date, the "Insured Reserve Withdrawal").

               For federal income tax purposes, the Underwriter shall be the owner of the Insured Reserve Fund and shall report all items of income, deduction, gain or loss arising therefrom. Notwithstanding anything herein to the contrary, the Insured Reserve Fund shall not be an asset of the REMIC. The Insured Reserve Fund shall be invested in Permitted Investments at the direction of the Underwriter. All income and gain realized from investment of funds deposited in the Insured Reserve Fund shall be for the sole and exclusive benefit of the Underwriter and shall be remitted by the Trustee to the Underwriter semi-annually on the first Business Day of the month following such Distribution Date. The balance, if any, remaining in the Insured Reserve Fund on the Distribution Date on which the Certificate Principal Balance of the Insured Certificates is reduced to zero will be distributed by the Trustee to the Underwriter. To the extent that the Insured Reserve Fund constitutes a reserve fund for federal income tax purposes, (1) it shall be an outside reserve fund and not an asset of the REMIC, (2) it shall be owned by the Underwriter and (3) amounts transferred by the REMIC to the Insured Reserve Fund shall be treated as transferred to the Underwriter or any successor, all within the meaning of Section 1.860G-2(h) of the Treasury Regulations. The Insured Reserve Fund may not be owned by more than one Person.

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

                                   ARTICLE V

                       THE CERTIFICATES AND EXCESS SPREAD

          Section 5.01.  The Certificates.
                         ----------------

          (a) The Class A, Class M, Class B and Class R Certificates, respectively, shall be substantially in the forms set forth in Exhibits A, B, C and D and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery to or upon the order of the Company and in the case of any Certificates issued on the Closing Date, upon receipt by the Trustee or one or more Custodians of the documents specified in Section 2.01. The Class A-1, Class A-3, Class A-4, Class A-5, Class A-6, Class A-8, Class A-12 and Class A-13 Certificates shall be issuable in minimum dollar denominations of $25,000 and integral multiples of $1 (in the case of the Class A-13 Certificates and the Class M-1 certificates, $1,000) in excess thereof, the Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates shall be issuable in minimum dollar denominations of $250 ,000 and integral multiples of $1,000 in excess thereof), the Class A-7, Class A-9 and Class A-10 Certificates shall be issuable in minimum denominations of $1,000 and integral multiples of $1,000 in excess thereof, except that one Certificate of each of the Class A-13, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates may be issued in a denomination equal to the denomination set forth as follows for such Class or the sum of such denomination and an integral multiple of $1,000:


                        Class A-13    $ 25,855.16
                        Class M-1     $ 25,600.00
                        Class M-2     $250,200.00
                        Class M-3     $250,100.00
                        Class B-1     $250,900.00
                        Class B-2     $280,400.00
                        Class B-3     $250,615.33

               The Class R-I, Class R-II, Class A-2, Class A-11 and Variable Strip Certificates shall be issuable in minimum denominations of not less than a 20% Percentage Interest; provided, however, that one Class R-I
                                     --------  -------
     Certificate and one Class R-II Certificate will be issuable to Residential Funding as "tax matters person" pursuant to Section 10.01(c) and (e) in a minimum denomination representing a Percentage Interest of not less than 0.01%.

               The Certificates shall be executed by manual or facsimile signature on behalf of an authorized officer of the Trustee. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificate or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Certificate Registrar by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such

     Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

               (b) The Class A Certificates, other than the Class A-2, Class A-11, Class A-13 and Variable Strip Certificates, shall initially be issued as one or more Certificates registered in the name of the Depository or its nominee and, except as provided below, registration of such Certificates may not be transferred by the Trustee except to another Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. The Certificateholders shall hold their respective Ownership Interests in and to each of the Class A Certificates, other than the Class A-2, Class A-11 Certificates, Class A-13 and Variable Strip Certificates, through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to Definitive Certificates in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall transfer the Ownership Interests only in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

               The Trustee, the Master Servicer and the Company may for all purposes (including the making of payments due on the respective Classes of Book-Entry Certificates) deal with the Depository as the authorized representative of the Certificate Owners with respect to the respective Classes of Book-Entry Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the respective Classes of Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of any Class of Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

               If (i)(A) the Company advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Company is unable to locate a qualified successor or (ii) the Company at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall issue the Definitive Certificates. Neither the Company, the Master Servicer nor the Trustee shall be liable for any actions taken by the Depository or its nominee, including, without limitation, any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Company in connection with the issuance of the Definitive Certificates pursuant to this Section 5.01 shall be deemed to be imposed upon and performed by the Trustee, and the Trustee and the Master Servicer shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

               (c) From time to time the Company, with the written consent of the Owner of the Excess Spread, may cause an additional Class of Class A Certificates which are Variable Strip Certificates to be issued under this Agreement, which shall bear a numerical designation immediately sequentially following the highest numerical designation of Class A Certificates previously issued and which on and after the date of issuance of such Class of Variable Strip Certificates will evidence ownership of the Uncertificated REMIC Regular Interest or Interests specified by the Company. The Variable Strip Certificates shall be substantially in the forms set forth in Exhibit A and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery to or upon the order of the Company in accordance with Section 5.01(a).

          Section 5.02. Registration of Transfer and Exchange of Certificates and Restrictions on Transfer of Excess Spread.
                         ------------------------------------------------------

          (a) The Trustee shall cause to be kept at one of the offices or agencies to be appointed by the Trustee in accordance with the provisions of Section 8.12 a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee is initially appointed Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided. The Certificate Registrar, or the Trustee, shall provide the Master Servicer with a certified list of Certificateholders as of each Record Date prior to the related Determination Date.

          (b) Upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose pursuant to
     Section 8.12 and, in the case of any Class M, Class B or Class R Certificate, upon satisfaction of the conditions set forth below, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like Class and aggregate Percentage Interest.

          (c) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange the Trustee shall execute and the Certificate Registrar shall authenticate and deliver the Certificates of such Class which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

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

          (d) No transfer, sale, pledge or other disposition of a Class B Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. Except as provided in Section 5.02(e), in the event that a transfer of a Class B Certificate is to be made either (i)(A) the Trustee shall require a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer; provided that such Opinion of Counsel will not be required in connection with the initial transfer of any such Certificate by the Company or any Affiliate thereof to an Affiliate of the Company and (B) the Trustee shall require the transferee to execute a representation letter, substantially in the form of Exhibit J hereto, and the Trustee shall require the transferor to execute a representation letter, substantially in the form of Exhibit K hereto, each acceptable to and in form and substance satisfactory to the Company and the Trustee certifying to the Company and the Trustee the facts surrounding such transfer, which representation letters shall not be an expense of the Trustee, the Company or the Master Servicer; provided, however, that such representation letters will not be required in connection with any transfer of any such Certificate by the Company or any Affiliate thereof to an Affiliate of the Company, and the Trustee shall be entitled to conclusively rely upon representation from the Company, in writing, of the status of such transferee as an Affiliate of the Company and that each such Affiliate is deemed to have made the representation set forth in Exhibit K and Exhibit J, or (ii) the prospective transferee of such a Certificate shall be required to provide the Trustee, the Company and the Master Servicer with an investment letter substantially in the form of Exhibit L attached hereto (or such other form as the Company in its sole discretion deems acceptable), which investment letter shall not be an expense of the Trustee, the Company or the Master Servicer, and which investment letter states that, among other things, such transferee (A) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (B) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the Securities Act of 1933, as amended, provided by Rule 144A. The Holder of any such Certificate desiring to effect any such transfer, sale, pledge or other disposition shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate Registrar against any liability that may result if the transfer, sale, pledge or other disposition is not so exempt or is not made in accordance with such federal and state laws.

          (e) In the case of any Class M, Class B or Class R Certificate presented for registration in the name of any Person, either (i) the Trustee shall require an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer to the effect that the purchase or holding of such Class M, Class B or Class R Certificate is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Code (or comparable provisions of any subsequent enactments), and will not subject the Trustee, the Company or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the

     Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer or (ii) the prospective transferee shall be required to provide the Trustee, the Company and the Master Servicer with a certification to the effect set forth in paragraph six of Exhibit J (with respect to any Class M Certificate or any Class B Certificate) or with a certification to the effect set forth in paragraph five of Exhibit I-1 (with respect to any Class R Certificate), which the Trustee may rely upon without further inquiry or investigation, or such other certifications as the Trustee may deem desirable or necessary in order to establish that such transferee or the Person in whose name such registration is requested is not an employee benefit plan or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code, or any Person (including an investment manager, a named fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such acquisition; provided, however that such opinion or certification will not be required in connection with the initial transfer of any such Certificate by the Company or any Affiliate thereof to an Affiliate of the Company (in which case, the Company or any Affiliate thereof shall have deemed to have represented that such Affiliate is not a Plan or a Person investing "plan assets" of any
     Plan) and the Trustee shall be entitled to conclusively rely upon a representation (which, upon the request of the Trustee, shall be a written representation) from the Company of the status of such transferee as an Affiliate of the Company.

          (f) (i) Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause
     (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

               (A) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

               (B) In connection with any proposed Transfer of any Ownership Interest in a Class R Certificate, the Trustee shall require delivery to it, and shall not register the Transfer of any Class R Certificate until its receipt of, (I) an affidavit and agreement (a "Transfer Affidavit and Agreement," in the form attached hereto as Exhibit I-1) from the proposed Transferee, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that it is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Class R Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 5.02(f) and agrees to be bound by them, and (II) a certificate, in the form attached hereto as Exhibit I-2, from the Holder wishing to transfer the Class R Certificate, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that no purpose of the proposed Transfer is to impede the assessment or collection of tax.

               (C) Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee under clause (B) above, if a Responsible Officer of the Trustee who is assigned to this Agreement has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Class R Certificate to such proposed Transferee shall be effected.

               (D) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in a Class R Certificate and (y) not to transfer its Ownership Interest unless it provides a certificate to the Trustee in the form attached hereto as Exhibit I-2.

               (E) Each Person holding or acquiring an Ownership Interest in a Class R Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Trustee written notice that it is a "pass-through interest holder" within the meaning of Temporary Treasury Regulations Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Class R Certificate, if it is, or is holding an Ownership Interest in a Class R Certificate on behalf of, a "pass-through interest holder."

                    (ii) The Trustee will register the Transfer of any Class R Certificate only if it shall have received the Transfer Affidavit and Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit I-2 and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration. Transfers of the Class R Certificates to Non-United States Persons and Disqualified Organizations (as defined in
          Section 860E(e)(5) of the Code) are prohibited.

                    (iii) (A) If any Disqualified Organization shall become a holder of a Class R Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a Non-United States Person shall become a holder of a Class R Certificate, then the last preceding United States Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a transfer of a Class R Certificate is disregarded pursuant to the provisions of Treasury Regulations Section 1.860E-1 or Section 1.860G-3, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Class R Certificate that is in fact not permitted by this Section 5.02(f) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

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

                    (B) If any purported Transferee shall become a Holder of a
               Class R Certificate in violation of the restrictions in this
               Section 5.02(f) and to the extent that the retroactive restoration of the rights of the Holder of such Class R Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Master Servicer shall have the right, without notice to the holder or any prior holder of such Class R Certificate, to sell such Class R Certificate to a purchaser selected by the Master Servicer on such terms as the Master Servicer may choose. Such purported Transferee shall promptly endorse and deliver each Class R Certificate in accordance with the instructions of the Master Servicer. Such purchaser may be the Master Servicer itself or any Affiliate of the Master Servicer. The proceeds of such sale, net of the commissions (which may include commissions payable to the Master Servicer or its Affiliates), expenses and taxes due, if any, will be remitted by the Master Servicer to such purported Transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Master Servicer, and the Master Servicer shall not be liable to any Person having an Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

                    (iv) The Master Servicer, on behalf of the Trustee, shall make available, upon written request from the Trustee, all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Class R Certificate to any Person who is a Disqualified Organization, including the information regarding "excess inclusions" of such Class R Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulations Sections 1.860D-1(b)(5) and 1.860E-2(a)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Class R Certificate having as among its record holders at any time any Person who is a Disqualified Organization. Reasonable compensation for providing such information may be required by the Master Servicer from such Person.

                    (v) The provisions of this Section 5.02(f) set forth prior to this clause (v) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee the following:

                    (A) written notification from each Rating Agency to the
               effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings, if any, of any Class of the Class A, Class M, Class B or Class R Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency; and

                    (B) subject to Section 10.01(f), a certificate of the Master
               Servicer stating that the Master Servicer has received an Opinion of Counsel, in form and substance satisfactory to the Master Servicer, to the effect that such modification,

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

               addition to or absence of such provisions will not cause either REMIC I or REMIC II to cease to qualify as a REMIC and will not cause (x) either REMIC I or REMIC II to be subject to an entity-level tax caused by the Transfer of any Class R Certificate to a Person that is a Disqualified Organization or (y) a Certificateholder or another Person to be subject to a REMIC-related tax caused by the Transfer of a Class R Certificate to a Person that is not a Permitted Transferee.

          (g) No service charge shall be made for any transfer or exchange of Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          (h) All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

          (i) So long as any Excess Spread remains uncertificated, no transfer, sale, pledge or other disposition thereof shall be made by Residential Funding.

          Section 5.03.  Mutilated, Destroyed, Lost or Stolen Certificates.
                         -------------------------------------------------

          If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Trustee and the Certificate Registrar receive evidence to their satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

          Section 5.04.  Persons Deemed Owners.
                         ---------------------

          Prior to due presentation of a Certificate for registration of transfer, the Company, the Master Servicer, the Trustee, Financial Security, the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee, Financial Security or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.02 and for all other purposes whatsoever, and neither the Company, the Master Servicer, the Trustee, Financial Security, the Certificate Registrar nor any agent of the Company, the Master Servicer, the Trustee, Financial

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     Security or the Certificate Registrar shall be affected by notice to the contrary except as provided in Section 5.02(g).

          Section 5.05.  Appointment of Paying Agent.
                         ---------------------------

          The Trustee may appoint a Paying Agent for the purpose of making distributions to the Certificateholders and the Owner of the Excess Spread pursuant to Section 4.02. In the event of any such appointment, on or prior to each Distribution Date the Master Servicer on behalf of the Trustee shall deposit or cause to be deposited with the Paying Agent a sum sufficient to make the payments to the Certificateholders and the Owner of the Excess Spread in the amounts and in the manner provided for in Section 4.02, such sum to be held in trust for the benefit of the Certificateholders and the Owner of the Excess Spread.

          The Trustee shall cause each Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent will hold all sums held by it for the payment to the Certificateholders and the Owner of the Excess Spread in trust for the benefit of the Certificateholders and such Owner entitled thereto until such sums shall be paid to such Certificateholders and such Owner. Any sums so held by such Paying Agent shall be held only in Eligible Accounts to the extent such sums are not distributed to the Certificateholders and such Owner on the date of receipt by such Paying Agent.

          Section 5.06.  Optional Purchase of Certificates.
                         ---------------------------------

          (a) On any Distribution Date on which the Pool Stated Principal Balance is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans, either the Master Servicer or the Company shall have the right, at its option, to purchase the Certificates in whole, but not in part, at a price equal to the outstanding Certificate Principal Balance of such Certificates plus the sum of one month's Accrued Certificate Interest thereon and any previously unpaid Accrued Certificate Interest.

          (b) The Master Servicer or the Company, as applicable, shall give the Trustee not less than 60 days' prior notice of the Distribution Date on which the Master Servicer or the Company, as applicable, anticipates that it will purchase the Certificates pursuant to Section 5.06(a). Notice of any such purchase, specifying the Distribution Date upon which the Holders may surrender their Certificates to the Trustee for payment in accordance with this Section 5.06, shall be given promptly by the Master Servicer or the Company, as applicable, by letter to Certificateholders (with a copy to the Certificate Registrar and each Rating Agency) mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution, specifying:

                    (i) the Distribution Date upon which purchase of the Certificates is anticipated to be made upon presentation and surrender of such Certificates at the office or agency of the Trustee therein designated,

                    (ii) the purchase price therefor, if known, and

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

                    (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

     If either the Master Servicer or the Company gives the notice specified above, the Master Servicer or the Company, as applicable, shall deposit in the Certificate Account before the Distribution Date on which the purchase pursuant to Section 5.06(a) is to be made, in immediately available funds, an amount equal to the purchase price for the Certificates computed as provided above.

          (c) Upon presentation and surrender of the Certificates to be purchased pursuant to Section 5.06(a) by the Holders thereof, the Trustee shall distribute to such Holders an amount equal to the outstanding Certificate Principal Balance thereof plus the sum of one month's Accrued Certificate Interest thereon, any previously unpaid Accrued Certificate Interest with respect thereto and any Prepayment Interest Shortfalls allocated to the Insured Certificates to the extent covered by the Insured Reserve Fund or a Guaranteed Distribution.

          (d) In the event that any Certificateholders do not surrender their Certificates on or before the Distribution Date on which a purchase pursuant to this Section 5.06 is to be made, the Trustee shall on such date cause all funds in the Certificate Account deposited therein by the Master Servicer or the Company, as applicable, pursuant to Section 5.06(b) to be withdrawn therefrom and deposited in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer or the Company, as applicable, shall give a second written notice to such Certificateholders to surrender their Certificates for payment of the purchase price therefor. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer or the Company, as applicable, to contact the Holders of such Certificates concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation in accordance with this Section 5.06, the Trustee shall pay to the Master Servicer or the Company, as applicable, all amounts distributable to the Holders thereof and the Master Servicer or the Company, as applicable, shall thereafter hold such amounts until distributed to such Holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer or the Company, as applicable, as a result of such Certificateholder's failure to surrender its Certificate(s) for payment in accordance with this Section 5.06. Any Certificate that is not surrendered on the Distribution Date on which a purchase pursuant to this Section 5.06 occurs as provided above will be deemed to have been purchased and the Holder as of such date will have no rights with respect thereto except to receive the purchase price therefor minus any costs and expenses associated with such escrow account and notices allocated thereto. Any Certificates so purchased or deemed to have been purchased on such Distribution Date shall remain outstanding hereunder. The Master Servicer or the Company, as applicable, shall be for all purposes the Holder thereof as of such date.

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

                                   ARTICLE VI

                      THE COMPANY AND THE MASTER SERVICER

          Section 6.01.  Respective Liabilities of the Company and the Master
                         ----------------------------------------------------
                         Servicer.
                         --------

          The Company and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Company and the Master Servicer herein. By way of illustration and not limitation, the Company is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by Section 7.01 or Section 10.01 to assume any obligations of the Master Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

          Section 6.02. Merger or Consolidation of the Company or the Master Servicer; Assignment of Rights and Delegation of Duties by Master Servicer.
                         -------------------------------------------------------

          (a) The Company and the Master Servicer will each keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

          (b) Any Person into which the Company or the Master Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Company or the Master Servicer shall be a party, or any Person succeeding to the business of the Company or the Master Servicer, shall be the successor of the Company or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or
                                      --------  -------
     surviving Person to the Master Servicer shall be qualified to service mortgage loans on behalf of FNMA or FHLMC; and provided further that each Rating Agency's ratings, if any, of the Class A, Class M, Class B or Class R Certificates in effect immediately prior to such merger or consolidation will not be qualified, reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from each Rating Agency).

          (c) Notwithstanding anything else in this Section 6.02 and Section
     6.04 to the contrary, the Master Servicer may assign its rights and delegate its duties and obligations under this Agreement; provided that the Person accepting such assignment or delegation shall be a Person which is qualified to service mortgage loans on behalf of FNMA or FHLMC, is reasonably satisfactory to the Trustee and the Company, is willing to service the Mortgage Loans and executes and delivers to the Company and the Trustee an agreement, in form and substance reasonably satisfactory to the Company and the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer under this Agreement; provided further that each

     Rating Agency's rating of the Classes of Certificates that have been rated in effect immediately prior to such assignment and delegation will not be qualified, reduced or withdrawn as a result of such assignment and delegation (as evidenced by a letter to such effect from each Rating Agency). In the case of any such assignment and delegation, the Master Servicer shall be released from its obligations under this Agreement, except that the Master Servicer shall remain liable for all liabilities and obligations incurred by it as Master Servicer hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in the next preceding sentence.

          Section 6.03.  Limitation on Liability of the Company, the Master
                         --------------------------------------------------
                         Servicer and Others.
                         -------------------

          Neither the Company, the Master Servicer nor any of the directors, officers, employees or agents of the Company or the Master Servicer shall be under any liability to the Trust Fund or the Certificateholders or the Owner of the Excess Spread for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not
                         --------  -------
     protect the Company, the Master Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder.

          Neither the Company nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal or administrative action, proceeding, hearing or examination that is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Company or the
                                     --------  -------
     Master Servicer may in its discretion undertake any such action, proceeding, hearing or examination that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action, proceeding, hearing or examination and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Company and the Master Servicer shall be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by
     Section 3.10 and, on the Distribution Date(s) following such reimbursement, the aggregate of such expenses and costs shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such expenses and costs constituted a Prepayment Interest Shortfall.

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

          Section 6.04.  Company and Master Servicer Not to Resign.
                         -----------------------------------------

               Subject to the provisions of Section 6.02, neither the Company nor the Master Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Company or the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation by the Master Servicer shall become effective until the Trustee or a successor servicer shall have assumed the Master Servicer's responsibilities and obligations in accordance with Section 7.02.

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                                  ARTICLE VII

                                    DEFAULT

          Section 7.01.  Events of Default.
                         -----------------

          Event of Default, wherever used herein, means any one of the following events (whatever reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                    (i) the Master Servicer shall fail to distribute or cause to be distributed to the Owner of the Excess Spread or the Holders of Certificates of any Class any distribution required to be made under the terms of the Certificates of such Class and this Agreement and, in either case, such failure shall continue unremedied for a period of 5 days after the date upon which written notice of such failure, requiring such failure to be remedied, shall have been given to the Master Servicer by the Trustee or the Company or to the Master Servicer, the Company and the Trustee by the Owner of the Excess Spread or the Holders of Certificates of such Class evidencing Percentage Interests aggregating not less than 25%; or

                    (ii) the Master Servicer shall fail to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in the Certificates of any Class or in this Agreement and such failure shall continue unremedied for a period of 30 days (except that such number of days shall be 15 in the case of a failure to pay the premium for any Required Insurance Policy) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or the Company, or to the Master Servicer, the Company and the Trustee by the Owner of the Excess Spread or the Holders of Certificates of any Class evidencing, in the case of any such Class, Percentage Interests aggregating not less than 25%; or

                    (iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or appointing a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

                    (iv) the Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of, or relating to, the Master Servicer or of, or relating to, all or substantially all of the property of the Master Servicer; or

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

                    (v) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

                    (vi) the Master Servicer shall notify the Trustee pursuant to Section 4.04(b) that it is unable to deposit in the Certificate Account an amount equal to the Advance.

          If an Event of Default described in clauses (i)-(v) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, either the Company or the Trustee may, and at the direction of Holders of Certificates or the Owner of the Excess Spread entitled to at least 51% of the Voting Rights, the Trustee shall, by notice in writing to the Master Servicer (and to the Company if given by the Trustee or to the Trustee if given by the Company), terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder. If an Event of Default described in clause (vi) hereof shall occur, the Trustee shall, by notice to the Master Servicer and the Company, immediately terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder as provided in Section 4.04(b). On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates (other than as a Holder thereof) or the Mortgage Loans or otherwise, shall subject to Section 7.02 pass to and be vested in the Trustee or the Trustee's designee appointed pursuant to
     Section 7.02; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee or its designee for administration by it of all cash amounts which shall at the time be credited to the Custodial Account or the Certificate Account or thereafter be received with respect to the Mortgage Loans. No such termination shall release the Master Servicer for any liability that it would otherwise have hereunder for any act or omission prior to the effective time of such termination.

          Notwithstanding any termination of the activities of Residential Funding in its capacity as Master Servicer hereunder, Residential Funding shall be entitled to receive, out of any late collection of a Monthly Payment on a Mortgage Loan which was due prior to the notice terminating Residential Funding's rights and obligations as Master Servicer hereunder and received after such notice, that portion to which Residential Funding would have been entitled pursuant to Sections 3.10(a)(ii), (vi) and (vii) as well as its Servicing Fee in respect thereof, and any other amounts payable to Residential Funding hereunder the entitlement to which arose prior to the termination of its activities hereunder. Upon the termination of Residential Funding as Master Servicer hereunder the Company shall deliver to the Trustee a copy of the Program Guide.

          Section 7.02.  Trustee or Company to Act; Appointment of Successor.
                         ---------------------------------------------------

          On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01 or resigns in accordance with Section 6.04, the Trustee or, upon notice to the Company and with the Company's consent (which shall not be unreasonably withheld) a designee (which meets the standards set forth below) of the Trustee, shall be the successor in all respects to the Master Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer (except for the responsibilities, duties and liabilities contained in Sections 2.02 and 2.03(a), excluding the duty to notify related Subservicers or Sellers as set forth in such Sections, and its obligations to deposit amounts in respect of losses incurred prior to such notice or termination on the investment of funds in the Custodial Account or the Certificate Account pursuant to Sections 3.07(c) and 4.01(b) by the terms and provisions hereof); provided, however,
                                                              --------  -------
     that any failure to perform such duties or responsibilities caused by the preceding Master Servicer's failure to provide information required by
     Section 4.04 shall not be considered a default by the Trustee hereunder.
     As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans which the Master Servicer would have been entitled to charge to the Custodial Account or the Certificate Account if the Master Servicer had continued to act hereunder and, in addition, shall be entitled to the income from any Permitted Investments made with amounts attributable to the Mortgage Loans held in the Custodial Account or the Certificate Account. If the Trustee has become the successor to the Master Servicer in accordance with Section 6.04 or Section 7.01, then notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, which is also a FNMA- or FHLMC-approved mortgage servicing institution, having a net worth of not less than $10,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Pending appointment of a successor to the Master Servicer hereunder, the Trustee shall become successor to the Master Servicer and shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such
                                     --------  -------
     compensation shall be in excess of that permitted the initial Master Servicer hereunder. The Company, the Trustee, the Custodian and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Servicing Fee for any successor Master Servicer appointed pursuant to this Section 7.02 will be lowered with respect to those Mortgage Loans, if any, where the Subservicing Fee accrues at a rate of less than 0.20% per annum in the event that the successor Master Servicer is not servicing such Mortgage Loans directly and it is necessary to raise the related Subservicing Fee to a rate of 0.20% per annum in order to hire a Subservicer with respect to such Mortgage Loans.

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          Section 7.03.  Notification to Certificateholders.
                         ----------------------------------

          (a) Upon any such termination or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to the Certificateholders and the Owner of the Excess Spread at their respective addresses appearing in the Certificate Register.

          (b) Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Holders of Certificates notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.

          Section 7.04.   Waiver of Events of Default.
                          ---------------------------

               The Holders representing at least 66% of the Voting Rights affected by a default or Event of Default hereunder, and the Owner of the Excess Spread if affected thereby, may waive such default or Event of Default; provided, however, that (a) a default or Event of Default under
              --------  -------
     clause (i) of Section 7.01 may be waived only by all of the Holders of Certificates affected by such default or Event of Default and the Owner of the Excess Spread if so affected and (b) no waiver pursuant to this Section
     7.04 shall affect the Holders of Certificates or the Owner of the Excess Spread in the manner set forth in Section 12.01(b)(i), (ii) or (iii). Upon any such waiver of a default or Event of Default by the Holders representing the requisite percentage of Voting Rights affected by such default or Event of Default, such default or Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.

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                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

          Section 8.01.   Duties of Trustee.
                          -----------------

          (a) The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

          (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement. The Trustee shall notify the Certificateholders and the Owner of the Excess Spread of any such documents which do not materially conform to the requirements of this Agreement in the event that the Trustee, after so requesting, does not receive satisfactorily corrected documents.

          The Trustee shall forward or cause to be forwarded in a timely fashion the notices, reports and statements required to be forwarded by the Trustee pursuant to Sections 4.03, 4.06, 7.03 and 10.01. The Trustee shall furnish in a timely fashion to the Master Servicer such information as the Master Servicer may reasonably request from time to time for the Master Servicer to fulfill its duties as set forth in this Agreement. The Trustee covenants and agrees that it shall perform its obligations hereunder in a manner so as to maintain the status of both REMIC I and REMIC II as REMICs under the REMIC Provisions and (subject to Section 10.01(f)) to prevent the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on either REMIC I or REMIC II to the extent that maintaining such status and avoiding such taxes are reasonably within the control of the Trustee and are reasonably within the scope of its duties under this Agreement.

          (c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:
                                                   --------  -------

                    (i) Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the


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

          statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee by the Company or the Master Servicer and which on their face, do not contradict the requirements of this Agreement;

                    (ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                    (iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders of any Class holding Certificates which evidence, as to such Class, Percentage Interests aggregating not less than 25% as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

                    (iv) The Trustee shall not be charged with knowledge of any default (other than a default in payment to the Trustee) specified in clauses (i) and (ii) of Section 7.01 or an Event of Default under clauses (iii), (iv) and (v) of Section 7.01 unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office obtains actual knowledge of such failure or event or the Trustee receives written notice of such failure or event at its Corporate Trust Office from the Master Servicer, the Company or any Certificateholder or the Owner of the Excess Spread; and

                    (v) Except to the extent provided in Section 7.02, no provision in this Agreement shall require the Trustee to expend or risk its own funds (including, without limitation, the making of any Advance) or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          (d) The Trustee shall timely pay, from its own funds, the amount of any and all federal, state and local taxes imposed on the Trust Fund or its assets or transactions including, without limitation, (A) "prohibited transaction" penalty taxes as defined in Section 860F of the Code, if, when and as the same shall be due and payable, (B) any tax on contributions to a REMIC after the Closing Date imposed by Section 860G(d) of the Code and (C) any tax on "net income from foreclosure property" as defined in Section 860G(c) of the Code, but only if such taxes arise out of a breach by the Trustee of its obligations hereunder, which breach constitutes negligence or willful misconduct of the Trustee.

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

          Section 8.02.  Certain Matters Affecting the Trustee.
                         -------------------------------------

          (a)  Except as otherwise provided in Section 8.01:

                    (i) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                    (ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

                    (iii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders or the Owner of the Excess Spread, pursuant to the provisions of this Agreement, unless such Certificateholders or such Owner shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

                    (iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                    (v) Prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests, aggregating not less than 50%; provided, however, that if the payment within a reasonable time to the
          --------  -------
          Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Master Servicer, if an Event of Default shall have occurred and is continuing, and otherwise by the Certificateholder requesting the investigation;

                    (vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys; and

                    (vii) To the extent authorized under the Code and the regulations promulgated thereunder, each Holder of a Class R Certificate hereby irrevocably appoints and authorizes the Trustee to be its attorney-in-fact for purposes of signing any Tax Returns required to be filed on behalf of the Trust Fund. The Trustee shall sign on behalf of the Trust Fund and deliver to the Master Servicer in a timely manner any Tax Returns prepared by or on behalf of the Master Servicer that the Trustee is required to sign as determined by the Master Servicer pursuant to applicable federal, state or local tax laws, provided that the Master Servicer shall indemnify the Trustee for signing any such Tax Returns that contain errors or omissions.

          (b) Following the issuance of the Certificates, the Trustee shall not accept any contribution of assets to the Trust Fund unless (subject to Section 10.01(f)) it shall have obtained or been furnished with an Opinion of Counsel to the effect that such contribution will not (i) cause either REMIC I or REMIC II to fail to qualify as a REMIC at any time that any Certificates are outstanding or (ii) cause the Trust Fund to be subject to any federal tax as a result of such contribution (including the imposition of any federal tax on "prohibited transactions" imposed under Section 860F(a) of the Code).

          Section 8.03.  Trustee Not Liable for Certificates or Mortgage Loans.
                         -----------------------------------------------------

          The recitals contained herein and in the Certificates (other than the execution of the Certificates and relating to the acceptance and receipt of the Mortgage Loans) shall be taken as the statements of the Company or the Master Servicer as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (except that the Certificates shall be duly and validly executed and authenticated by it as Certificate Registrar) or of any Mortgage Loan or related document. Except as otherwise provided herein, the Trustee shall not be accountable for the use or application by the Company or the Master Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Company or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Custodial Account or the Certificate Account by the Company or the Master Servicer.

          Section 8.04.  Trustee May Own Certificates.
                         ----------------------------

          The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

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

          Section 8.05.  Master Servicer to Pay Trustee's Fees and Expenses;
                         ---------------------------------------------------
                         Indemnification.
                         ---------------

          (a) The Master Servicer covenants and agrees to pay to the Trustee and any co-trustee from time to time, and the Trustee and any co-trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by each of them in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee and any co-trustee, and the Master Servicer will pay or reimburse the Trustee and any co-trustee upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustee or any co-trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ, and the expenses incurred by the Trustee or any co-trustee in connection with the appointment of an office or agency pursuant to
     Section 8.12) except any such expense, disbursement or advance as may arise from its negligence or bad faith.

          (b) The Master Servicer agrees to indemnify the Trustee for, and to hold the Trustee harmless against, any loss, liability or expense incurred without negligence or willful misconduct on its part, arising out of, or in connection with, the acceptance and administration of the Trust Fund, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against any claim in connection with the exercise or performance of any of its powers or duties under this Agreement, provided that:

                    (i) with respect to any such claim, the Trustee shall have given the Master Servicer written notice thereof promptly after the Trustee shall have actual knowledge thereof;

                    (ii) while maintaining control over its own defense, the Trustee shall cooperate and consult fully with the Master Servicer in preparing such defense; and

                    (iii) notwithstanding anything in this Agreement to the contrary, the Master Servicer shall not be liable for settlement of any claim by the Trustee entered into without the prior consent of the Master Servicer which consent shall not be unreasonably withheld.

     No termination of this Agreement shall affect the obligations created by this Section 8.05(b) of the Master Servicer to indemnify the Trustee under the conditions and to the extent set forth herein.

          Notwithstanding the foregoing, the indemnification provided by the Master Servicer in this Section 8.05(b) shall not pertain to any loss, liability or expense of the Trustee, including the costs and expenses of defending itself against any claim, incurred in connection with any actions taken by the Trustee at the direction of the Certificateholders or the Owner of the Excess Spread pursuant to the terms of this Agreement.

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

          Section 8.06.  Eligibility Requirements for Trustee.
                         ------------------------------------

          The Trustee hereunder shall at all times be a corporation or a national banking association having its principal office in a state and city acceptable to the Company and organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

          Section 8.07.  Resignation and Removal of the Trustee.
                         --------------------------------------

          (a) The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Company.
     Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

          (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Company, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee. In addition, in the event that the Company determines that the Trustee has failed (i) to distribute or cause to be distributed to the Certificateholders or the Owner of the Excess Spread any amount required to be distributed hereunder, if such amount is held by the Trustee or its Paying Agent (other than the Master Servicer or the Company) for distribution or (ii) to otherwise observe or perform in any material respect any of its covenants, agreements or obligations hereunder, and such failure shall continue unremedied for a period of 5 days (in respect of clause (i) above) or 30 days (in respect of clause (ii) above) after the date on which written notice of such failure, requiring that the same be remedied, shall have been given to the Trustee by the Company, then the Company may remove the Trustee and appoint a successor trustee by written instrument delivered as provided in the preceding sentence. In connection with the appointment of a successor trustee pursuant to the preceding sentence, the Company shall, on or before the date on which any such appointment becomes effective, obtain from each Rating Agency written confirmation that the appointment of any such successor trustee will not result in the reduction of the ratings on any class of the Certificates below the lesser of the then current or original ratings on such Certificates.

          (c) The Holders of Certificates or Excess Spread entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Company, one complete set to the Trustee so removed and one complete set to the successor so appointed.

          (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.08.

          Section 8.08.  Successor Trustee.
                         -----------------

          (a) Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and related documents and statements held by it hereunder (other than any Mortgage Files at the time held by a Custodian, which shall become the agent of any successor trustee hereunder), and the Company, the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

          (b) No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

          (c) Upon acceptance of appointment by a successor trustee as provided in this Section, the Company shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Company fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

          Section 8.09.  Merger or Consolidation of Trustee.
                         ----------------------------------

          Any corporation or national banking association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or national banking association resulting from any merger, conversion or consolidation to which the Trustee shall be

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     a party, or any corporation or national banking association succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or national banking association shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Trustee shall mail notice of any such merger or consolidation to the Certificateholders and the Owner of the Excess Spread at their address as shown in the Certificate Register.

            Section
     8.10.  Appointment of Co-Trustee or Separate Trustee.
            ---------------------------------------------

          (a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Holders of Certificates or the Owner of the Excess Spread of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

          (b) In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee, and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

          (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of

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     this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

          (d) Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

          Section 8.11.  Appointment of Custodians.
                         -------------------------

          The Trustee may, with the consent of the Master Servicer and the Company, appoint one or more Custodians who are not Affiliates of the Company, the Master Servicer or any Seller to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a Custodial Agreement. Subject to Article VIII, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders and the Owner of the Excess Spread. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $15,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File. Each Custodial Agreement may be amended only as provided in Section
     12.01. The Trustee shall notify the Certificateholders and the Owner of the Excess Spread of the appointment of any Custodian (other than the Custodian appointed as of the Closing Date) pursuant to this Section 8.11.

          Section 8.12.  Appointment of Office or Agency.
                         -------------------------------

          The Trustee will maintain an office or agency in the City of New York where Certificates may be surrendered for registration of transfer or exchange. The Trustee initially designates its offices located at 14 Wall Street, 8th Floor, New York, New York 10005 for the purpose of keeping the Certificate Register. The Trustee will maintain an office at the address stated in Section 12.05(c) hereof where notices and demands to or upon the Trustee in respect of this Agreement may be served.

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                                   ARTICLE IX

                                  TERMINATION

          Section 9.01. Termination Upon Purchase by the Master Servicer or the Company or Liquidation of All Mortgage Loans.
                         -------------------------------------------------------

          (a) Subject to Section 9.03, the respective obligations and responsibilities of the Company, the Master Servicer and the Trustee created hereby in respect of the Certificates and the Excess Spread (other than the obligation of the Trustee to make certain payments after the Final Distribution Date to Certificateholders and the Owner of the Excess Spread and the obligation of the Company to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of:

                    (i) the later of the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

                    (ii) the purchase by the Master Servicer or the Company of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to 100% of the unpaid principal balance of each Mortgage Loan or, if less than such unpaid principal balance, the fair market value of the related underlying property of such Mortgage Loan with respect to Mortgage Loans as to which title has been acquired if such fair market value is less than such unpaid principal balance (net of any unreimbursed Advances attributable to principal) on the day of repurchase plus accrued interest thereon at the Net Mortgage Rate to, but not including, the first day of the month in which such repurchase price is distributed, provided, however, that in no event shall the trust
                          --------  -------
          created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof and provided further that the purchase price set forth above shall be increased as is necessary, as determined by the Master Servicer, to avoid disqualification of either REMIC I or REMIC II as a REMIC.

          The right of the Master Servicer or the Company to purchase all the assets of the Trust Fund pursuant to clause (ii) above is conditioned upon the Pool Stated Principal Balance as of the Final Distribution Date being less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans. If such right is exercised by the Master Servicer, the Master Servicer shall be deemed to have been reimbursed for the full amount of any unreimbursed Advances theretofore made by it with respect to the Mortgage Loans. In addition, the Master Servicer or the Company, as applicable, shall provide to the Trustee the certification required by Section 3.15 and the Trustee and any Custodian shall, promptly following payment of the purchase price, release to the Master Servicer or the Company, as applicable, the Mortgage Files pertaining to the Mortgage Loans being purchased.

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

          (b) The Master Servicer or, in the case of a final distribution as a result of the exercise by the Company of its right to purchase the assets of the Trust Fund, the Company shall give the Trustee not less than 60 days' prior notice of the Distribution Date on which the Master Servicer or the Company, as applicable, anticipates that the final distribution will be made to Certificateholders and the Owner of the Excess Spread (whether as a result of the exercise by the Master Servicer or the Company of its right to purchase the assets of the Trust Fund or otherwise). Notice of any termination, specifying the anticipated Final Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trustee (if so required by the terms hereof) for payment of the final distribution and cancellation, shall be given promptly by the Master Servicer or the Company, as applicable (if it is exercising its right to purchase the assets of the Trust Fund), or by the Trustee (in any other case) by letter to the Certificateholders and the Owner of the Excess Spread mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying:

                    (i) the anticipated Final Distribution Date upon which final payment of the Certificates and the Excess Spread is anticipated to be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated,

                    (ii) the amount of any such final payment, if known, and

                    (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, and in the case of the Class A Certificates, Class M Certificates and Class R Certificates, that payment will be made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

     If the Master Servicer or the Company, as applicable, is obligated to give notice to Certificateholders and the Owner of the Excess Spread as aforesaid, it shall give such notice to the Certificate Registrar at the time such notice is given to Certificateholders and the Owner of the Excess Spread. In the event such notice is given by the Master Servicer or the Company, the Master Servicer or the Company, as applicable, shall deposit in the Certificate Account before the Final Distribution Date in immediately available funds an amount equal to the purchase price for the assets of the Trust Fund computed as above provided.

          (c) In the case of the Class A, Class M and the Class R Certificates, upon presentation and surrender of the Certificates by the Certificateholders thereof, the Trustee shall distribute to the Certificateholders (i) the amount otherwise distributable on such Distribution Date, if not in connection with the Master Servicer's or the Company's election to repurchase, or (ii) if the Master Servicer or the Company elected to so repurchase, an amount determined as follows: (A) with respect to each Certificate the outstanding Certificate Principal Balance thereof, plus one month's Accrued Certificate Interest, any previously unpaid Accrued Certificate Interest and any Prepayment Interest Shortfalls allocated to the Insured Certificates to the extent covered by the Insured Reserve Fund or a Guaranteed Distribution, subject to the priority set forth in Section 4.02(a), and (B) with respect to the Class R Certificates, any excess of the amounts available for distribution (including the repurchase price specified in clause (ii) of subsection (a) of this Section)

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

     over the total amount distributed under the immediately preceding clause
     (A) and the Excess Spread. The Trustee shall also distribute to the Owner the Excess Spread.

          (d) In the event that any Certificateholders shall not surrender their Certificates for final payment and cancellation on or before the Final Distribution Date (if so required by the terms hereof), the Trustee shall on such date cause all funds in the Certificate Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer or the Company, as applicable (if it exercised its right to purchase the assets of the Trust Fund), or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer or the Company, as applicable, to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation, the Trustee shall pay to the Master Servicer or the Company, as applicable, all amounts distributable to the holders thereof and the Master Servicer or the Company, as applicable, shall thereafter hold such amounts until distributed to such holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer or the Company, as applicable, as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this
     Section 9.01.

          Section 9.02.  Termination of REMIC II.
                         -----------------------

          REMIC II shall be terminated on the earlier of the Final Distribution Date and the date on which it is deemed to receive the last deemed distributions on the Uncertificated REMIC I Regular Interests and the last distribution due on the Class A, Class M, Class B and Class R-II Certificates is made.

          Section 9.03.  Additional Termination Requirements.
                         -----------------------------------

          (a) REMIC I or REMIC II, as the case may be, shall be terminated in accordance with the following additional requirements, unless (subject to Section 10.01(f)) the Trustee and the Master Servicer have received an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the Trustee) to the effect that the failure of REMIC I or REMIC II, as the case may be, to comply with the requirements of this Section 9.02 will not (i) result in the imposition on the Trust of taxes on "prohibited transactions," as described in Section 860F of the Code, or (ii) cause either REMIC I or REMIC II to fail to qualify as a REMIC at any time that any Certificate is outstanding:

                    (i) The Master Servicer shall establish a 90-day liquidation period for REMIC I and REMIC II, as the case may be, and specify the first day of such period in a statement attached to the Trust Fund's final Tax Return pursuant to Treasury regulations Section 1.860F-1. The Master Servicer also shall satisfy all of the requirements of a qualified liquidation for REMIC I and REMIC II, as the case may be, under Section 860F of the Code and regulations thereunder;

                    (ii) The Master Servicer shall notify the Trustee at the commencement of such 90-day liquidation period and, at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell or otherwise dispose of all of the remaining assets of the Trust Fund in accordance with the terms hereof; and

                    (iii) If the Master Servicer or the Company is exercising its right to purchase the assets of the Trust Fund, the Master Servicer shall, during the 90-day liquidation period and at or prior to the Final Distribution Date, purchase all of the assets of the Trust Fund for cash; provided, however, that in the event that a
                               --------  -------
          calendar quarter ends after the commencement of the 90-day liquidation period but prior to the Final Distribution Date, the Master Servicer or the Company shall not purchase any of the assets of the Trust Fund prior to the close of that calendar quarter.

               (b) Each Holder of a Certificate and the Trustee hereby irrevocably approves and appoints the Master Servicer as its attorney-in-fact to adopt a plan of complete liquidation for REMIC I and REMIC II at the expense of the Trust Fund in accordance with the terms and conditions of this Agreement.

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                                   ARTICLE X

                                REMIC PROVISIONS

          Section 10.01. REMIC Administration.
                         --------------------

               (a) The REMIC Administrator shall make an election to treat each of REMIC I and REMIC II as a REMIC under the Code and, if necessary, under applicable state law. Each such election will be made on Form 1066 or other appropriate federal tax or information return (including Form 8811) or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. For the purposes of the REMIC I election in respect of the Trust Fund, Uncertificated REMIC I Regular Interests shall be designated as the "regular interests" and the Class R-I Certificates shall be designated as the sole class of "residual interest" in REMIC I. For the purposes of the REMIC II election in respect of the Trust Fund, each of the Class A, Class M and Class B Certificates and the Excess Spread shall be designated as the "regular interests" and the Class R-II Certificates shall be designated as the sole class of "residual interests" in REMIC II. The REMIC Administrator and the Trustee shall not permit the creation of any "interests" (within the meaning of Section 860G of the Code) in REMIC I or REMIC II other than the Uncertificated REMIC I Regular Interests and the Class R-I Certificates and the REMIC II Certificates, the Excess Spread and the Class R-II Certificates, respectively.

               (b) The Closing Date is hereby designated as the "startup day" of the Trust Fund within the meaning of Section 860G(a)(9) of the Code.

               (c) The REMIC Administrator shall hold a Class R-I Certificate and a Class R-II Certificate representing a 0.01% Percentage Interest of the Class R-I Certificates and 0.01% of the Class R-II Certificates respectively, and shall be designated as "the tax matters person" with respect to REMIC I and REMIC II in the manner provided under Treasury regulations section 1.860F-4(d) and temporary Treasury regulations section 301.6231(a)(7)-1T. The Remic Administrator, as tax matters person, shall
     (i) act on behalf of REMIC I and REMIC II in relation to any tax matter or controversy involving the Trust Fund and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The legal expenses, including without limitation attorneys' or accountants' fees, and costs of any such proceeding and any liability resulting therefrom shall be expenses of the Trust Fund and the REMIC Administrator shall be entitled to reimbursement therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 unless such legal expenses and costs are incurred by reason of the REMIC Administrator's willful misfeasance, bad faith or gross negligence. If the REMIC Administrator is no longer the Master Servicer hereunder, at its option the REMIC Administrator may continue its duties as REMIC Administrator and shall be paid reasonable compensation not to exceed $3,000 per year by any successor Master Servicer hereunder for so acting as the REMIC Administrator.

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

               (d) The REMIC Administrator shall prepare or cause to be prepared all of the Tax Returns that it determines are required with respect to either REMIC I or REMIC II created hereunder and deliver such Tax Returns in a timely manner to the Trustee and the Trustee shall sign and file such Tax Returns in a timely manner. The expenses of preparing such returns shall be borne by the REMIC Administrator without any right of reimbursement therefor. The REMIC Administrator agrees to indemnify and hold harmless the Trustee with respect to any tax or liability arising from the Trustee's signing of Tax Returns that contain errors or omissions. The Trustee and Master Servicer shall promptly provide the REMIC Administrator with such information as the REMIC Administrator may from time to time request for the purpose of enabling the REMIC Administrator to prepare Tax Returns.

               (e) The REMIC Administrator shall provide (i) to any Transferor of a Class R Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a Permitted Transferee, (ii) to the Trustee and the Trustee shall forward to the Certificateholders such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption) and (iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of each of REMIC I and REMIC II.

               (f) The Master Servicer and the REMIC Administrator shall take such actions and shall cause each of REMIC I and REMIC II created hereunder to take such actions as are reasonably within the Master Servicer's or the REMIC Administrator's control and the scope of its duties more specifically set forth herein as shall be necessary or desirable to maintain the status thereof as REMICs under the REMIC Provisions (and the Trustee shall assist the Master Servicer and the REMIC Administrator, to the extent reasonably requested by the Master Servicer and the REMIC Administrator to do so).
     The Master Servicer and the REMIC Administrator shall not knowingly or intentionally take any action, cause each of REMIC I or REMIC II to take any action or fail to take (or fail to cause to be taken) any action reasonably within their respective control, that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of either REMIC I or REMIC II as a REMIC or (ii) result in the imposition of a tax upon each of REMIC I or REMIC II (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in
     Section 860G(d) of the Code) (either such event, in the absence of an Opinion of Counsel or the indemnification referred to in this sentence, an "Adverse REMIC Event") unless the Master Servicer or the REMIC Administrator, as applicable, has received an Opinion of Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such expense, and the Master Servicer or the REMIC Administrator, as applicable, determines that taking such action is in the best interest of the Trust Fund and the Certificateholders, at the expense of the Trust Fund, but in no event at the expense of the Master Servicer, the REMIC Administrator or the Trustee) to the effect that the contemplated action will not, with respect to each of REMIC I or REMIC II created hereunder, endanger such status or, unless the Master Servicer, the REMIC Administrator or both, as applicable, determine in its or their sole discretion to indemnify the Trust Fund against the imposition of such a tax, result in the imposition of such a tax. Wherever in this Agreement a contemplated action may not be taken because the timing of such action might result in the imposition of a tax on the Trust Fund, or may only be taken pursuant to an Opinion of Counsel that such action would not impose a tax on the Trust Fund, such action may nonetheless be taken provided that the indemnity given in the preceding sentence with respect to any taxes that might be imposed on the Trust Fund has been given and that all other preconditions to the taking of such action have been satisfied. The Trustee shall not take or fail to take any action (whether or not authorized hereunder) as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action. In addition, prior to taking any action with respect to REMIC I or REMIC II or their assets, or causing REMIC I or REMIC II to take any action, which is not expressly permitted under the terms of this Agreement, the Trustee will consult with the Master Servicer or the REMIC Administrator, as applicable, or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to REMIC I or REMIC II, and the Trustee shall not take any such action or cause REMIC I or REMIC II to take any such action as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that an Adverse REMIC Event could occur. The Master Servicer or the REMIC Administrator, as applicable, may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not expressly permitted by this Agreement, but in no event at the expense of the Master Servicer or the REMIC Administrator. At all times as may be required by the Code, the Master Servicer will to the extent within its control and the scope of its duties more specifically set forth herein, maintain substantially all of the assets of REMIC I and REMIC II as "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

               (g) In the event that any tax is imposed on "prohibited transactions" of REMIC I or REMIC II created hereunder as defined in
     Section 860F(a)(2) of the Code, on "net income from foreclosure property" of REMIC I or REMIC II as defined in Section 860G(c) of the Code, on any contributions to REMIC I or REMIC II after the Startup Day therefor pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Master Servicer, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under this Agreement or the Master Servicer has in its sole discretion determined to indemnify the Trust Fund against such tax, (ii) to the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Article X, or (iii) otherwise against amounts on deposit in the Custodial Account as provided by Section 3.10 and on the Distribution Date(s) following such reimbursement the aggregate of such taxes shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

               (h) The Trustee and the Master Servicer shall, for federal income tax purposes, maintain books and records with respect to REMIC I and REMIC II on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

               (i) Following the Startup Day, neither the Master Servicer nor the Trustee shall accept any contributions of assets to REMIC I or REMIC II unless (subject to 10.01(f)) the Master

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

     Servicer and the Trustee shall have received an Opinion of Counsel (at the expense of the party seeking to make such contribution) to the effect that the inclusion of such assets in REMIC I or REMIC II will not cause REMIC I or REMIC II to fail to qualify as REMICs at any time that any Certificates are outstanding or subject REMIC I or REMIC II to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

               (j) Neither the Master Servicer nor the Trustee shall (subject to
     Section 10.01(f)) enter into any arrangement by which REMIC I or REMIC II will receive a fee or other compensation for services nor permit either such REMIC to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

               (k) Solely for the purposes of Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" by which the Excess Spread, the Certificate Principal Balance of each Class of Certificates representing a regular interest in REMIC II and the Uncertificated Principal Balance of each Uncertificated REMIC I Regular Interest would be reduced to zero is September 25, 2026, which is the Distribution Date immediately following the latest scheduled maturity of any Mortgage Loan.

               (l) Within 30 days after the Closing Date, the REMIC Administrator shall prepare and file with the Internal Revenue Service Form 8811, "Information Return for Real Estate Mortgage Investment Conduits (REMIC) and Issuers of Collateralized Debt Obligations" for REMIC I and REMIC II.

               (m) Neither the Trustee nor the Master Servicer shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the default, imminent default or foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of Trust Fund, (iii) the termination of REMIC I and REMIC II pursuant to Article IX of this Agreement or (iv) a purchase of Mortgage Loans pursuant to Article II or III of this Agreement) nor acquire any assets for REMIC I or REMIC II, nor sell or dispose of any investments in the Custodial Account or the Certificate Account for gain nor accept any contributions to REMIC I or REMIC II after the Closing Date unless it has received an Opinion of Counsel that such sale, disposition, substitution or acquisition will not (a) affect adversely the status of REMIC I and REMIC II as REMICs or (b) unless the Master Servicer has determined in its sole discretion to indemnify the Trust Fund against such tax, cause REMIC I or REMIC II to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

          Section 10.02. Master Servicer, REMIC Administrator and Trustee
                         Indemnification.
                         ------------------------------------------------

               (a) The Trustee agrees to indemnify the Trust Fund, the Company, the REMIC Administrator and the Master Servicer for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund, the Company or the Master

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

     Servicer, as a result of a breach of the Trustee's covenants set forth in
     Article VIII or this Article X.

               (b) The REMIC Administrator agrees to indemnify the Trust Fund, the Company, the Master Servicer and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company, the Master Servicer or the Trustee, as a result of a breach of the REMIC Administrator's covenants set forth in this Article X with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the REMIC Administrator that contain errors or omissions; provided, however, that such liability will not be imposed to the extent such breach is a result of an error or omission in information provided to the REMIC Administrator by the Master Servicer in which case Section 10.02(c) will apply.

               (c) The Master Servicer agrees to indemnify the Trust Fund, the Company, the REMIC Administrator and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company or the Trustee, as a result of a breach of the Master Servicer's covenants set forth in this Article X or in
     Article III with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the Master Servicer that contain errors or omissions.

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

                                   ARTICLE XI

                                CERTAIN MATTERS
                          REGARDING FINANCIAL SECURITY

          Section 11.01. Rights of Financial Security To Exercise Rights of
                         Insured Certificateholders.
                         --------------------------------------------------

               By accepting its Certificate, each Insured Certificateholder agrees that unless a Financial Security Default exists, Financial Security shall have the right to exercise all consent, voting, direction and other control rights of the Insured Certificateholders under this Agreement without any further consent of the Insured Certificateholders.

          Section 11.02. Claims Upon the FSA Policy; FSA Policy Payments
                         Account.
                         -----------------------------------------------

          (a) If, on the Business Day next succeeding the Determination Date the Master Servicer determines that (i) the funds that will be on deposit in the Certificate Account, on the related Certificate Account Deposit Date, to the extent distributable to the Insured Certificateholders pursuant to
     Section 4.02(a)(i), together with any Insured Reserve Withdrawal for the related Distribution Date, are insufficient to pay the one month's interest on the Certificate Principal Balance of the Insured Certificates at the related Pass-Through Rate (net of (a) any Prepayment Interest Shortfalls allocated to the Insured Certificates but only to the extent covered by the Master Servicer or the Insured Reserve Fund and (b) any interest shortfalls relating to the Soldiers' and Sailors' Relief Act of 1940, as amended) on such Distribution Date, (ii) the principal portion of any Realized Loss is allocated to the Insured Certificates on such Distribution Date or (iii) the funds available in connection with an optional termination of the Trust Fund pursuant to Section 5.06 or Section 9.01 or on the Final Distribution Date will be insufficient to reduce the Certificate Principal Balances of the Insured Certificates to zero, the Master Servicer shall deliver to the Trustee not later than 1:00 p.m. New York City time on the Business Day next succeeding the Determination Date a certificate signed by a Servicing Officer directing the Trustee to draw on the FSA Policy and stating the amount to be drawn and stating the Guaranteed Distribution for each Class of Insured Certificates, and the Trustee shall give notice by telephone or telecopy of the aggregate amount of such deficiency, confirmed in writing in the form set forth as Exhibit A to the endorsement of the FSA Policy, to Financial Security and the Fiscal Agent (as defined in the FSA Policy), if any, at or before 12:00 noon, New York City time, on the Business Day prior to such Distribution Date. If, subsequent to such notice, and prior to payment by Financial Security pursuant to such notice, additional amounts are deposited in the Certificate Account, the Trustee shall reasonably promptly notify Financial Security and withdraw the notice or reduce the amount claimed, as appropriate.

          (b) The Trustee shall establish a separate special purpose trust account for the benefit of Holders of the Insured Certificates and Financial Security referred to herein as the "FSA Policy Payments Account" over which the Trustee shall have exclusive control and sole right of withdrawal. The Trustee shall deposit any amount paid under the FSA Policy in the FSA Policy Payments Account and distribute such amount only for purposes of payment to Holders of Insured

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

     Certificates of the Guaranteed Distribution for which a claim was made. Such amount may not be applied to satisfy any costs, expenses or liabilities of the Master Servicer, the Trustee or the Trust Fund. Amounts paid under the FSA Policy shall be transferred to the Certificate Account in accordance with the next succeeding paragraph and disbursed by the Trustee to Holders of Certificates in accordance with Section 4.02(h),
     Section 5.06(c) or Section 9.01(c), as applicable. It shall not be necessary for such payments to be made by checks or wire transfers separate from the checks or wire transfers used to pay the Guaranteed Distribution with other funds available to make such payment. However, the amount of any payment of principal of or interest on the Insured Certificates to be paid from funds transferred from the FSA Policy Payments Account shall be noted as provided in paragraph (c) below and in the statement to be furnished to Holders of the Certificates pursuant to Section 4.03. Funds held in the FSA Policy Payments Account shall not be invested by the Master Servicer.

          On any Distribution Date with respect to which a claim has been made under the FSA Policy, the amount of any funds received by the Trustee as a result of any claim under the FSA Policy, to the extent required to make the Guaranteed Distribution on such Distribution Date shall be withdrawn from the FSA Policy Payments Account and deposited in the Certificate Account and applied by the Master Servicer on behalf of the Trustee, together with the other funds to be distributed to the Insured Certificateholders pursuant to Section 4.02(a), directly to the payment in full of the Guaranteed Distribution due on the Insured Certificates. Any funds remaining in the FSA Policy Payments Account on the first Business Day following a Distribution Date shall be remitted to Financial Security, pursuant to the instructions of Financial Security, by the end of such Business Day.

          (c) The Trustee shall keep a complete and accurate record of the amount of interest and principal paid into the FSA Policy Payments Account in respect of any Certificate from moneys received under the FSA Policy. Financial Security shall have the right to inspect such records at reasonable times during normal business hours upon two Business Day's prior notice to the Trustee.

          Section 11.03. Effect of Payments by Financial Security; Subrogation.
                         -----------------------------------------------------

          Anything herein to the contrary notwithstanding, for purposes of this
     Section 11.03, any payment with respect to principal of or interest on the Insured Certificates which is made with monies received pursuant to the terms of the FSA Policy shall not be considered payment of the Insured Certificates from the Trust Fund. The Master Servicer and the Trustee acknowledge, and each Holder by its acceptance of an Insured Certificate agrees, that without the need for any further action on the part of Financial Security, the Master Servicer, the Trustee or the Certificate Registrar, to the extent Financial Security makes payments, directly or indirectly, on account of principal of or interest on the Insured Certificates to the Holders of such Certificates, Financial Security will be fully subrogated to, and each Insured Certificateholder, the Master Servicer and the Trustee hereby delegate and assign to Financial Security, to the fullest extent permitted by law, the rights of such Holders to receive such principal and interest from the Trust Fund; provided that Financial Security shall be paid such amounts but only from the sources and in the manner provided herein.

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

          The Trustee and the Master Servicer shall cooperate in all respects with any reasonable request by Financial Security for action to preserve or enforce Financial Security's rights or interests under this Agreement without limiting the rights or affecting the interests of the Holders as otherwise set forth herein.

          Section 11.04. Notices and Information to Financial Security.
                         ---------------------------------------------

          (a) All notices, statements, reports, certificates or opinions required by this Agreement to be sent to any other party hereto or to the Certificateholders shall also be sent to Financial Security.

          (b) The Master Servicer shall designate a Person who shall be available to Financial Security to provide reasonable access to information regarding the Mortgage Loans.

          Section 11.05. Trustee to Hold FSA Policy.
                         --------------------------

          The Trustee will hold the FSA Policy in trust as agent for the Insured Certificateholders for the purpose of making claims thereof and distributing the proceeds thereof. Neither the FSA Policy, nor the amounts paid on the FSA Policy will constitute part of the Trust Fund or assets of the REMIC created by this Agreement. Each Insured Certificateholder, by accepting its Certificate, appoints the Trustee as attorney-in-fact for the purpose of making claims on the FSA Policy. The Trustee shall surrender the Policy to Financial Security for cancellation upon the expiration of the term of the Policy as provided in the Policy following the retirement of the Insured Certificates.

          Section 11.06. Payment of Insurance Premium.
                         ----------------------------

          Unless otherwise designated in writing by the President or a Managing Director of Financial Security to the Trustee, the Insurance Premium to be paid pursuant to Section 4.02(a) shall be paid by the Trustee to Financial Security by wire transfer with the following details specifically stated in the wire transfer:

          Bank:  The Bank of New York
          ABA Number:  021000018
          For the account of:  Financial Security Assurance Inc.
          Account Number:  8900297263
          Policy Number: 50500-N

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

                                  ARTICLE XII

                            MISCELLANEOUS PROVISIONS

          Section 12.01. Amendment.
                         ---------

          (a) This Agreement or any Custodial Agreement may be amended from time to time by the Company, the Master Servicer and the Trustee, without the consent of any of the Certificateholders:

                    (i)  to cure any ambiguity,

                    (ii) to correct or supplement any provisions herein or therein, which may be inconsistent with any other provisions herein or therein or to correct any error,

                    (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary or desirable to maintain the qualification of the REMIC I or REMIC II as a REMIC at all times that any Certificate is outstanding or to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund, provided that the Trustee has received an Opinion of Counsel to the effect that (A) such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (B) such action will not adversely affect in any material respect the interests of any Certificateholder,

                    (iv) to change the timing and/or nature of deposits into the Custodial Account or the Certificate Account or to change the name in which the Custodial Account is maintained, provided that (A) the Certificate Account Deposit Date shall in no event be later than the related Distribution Date, (B) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (C) such change shall not result in a reduction of the rating assigned to any Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect,

                    (v) to modify, eliminate or add to the provisions of Section 5.02(f) or any other provision hereof restricting transfer of the Class R-I Certificates and Class R-II Certificates, by virtue of their being the "residual interests" in REMIC I and REMIC II, respectively, provided that (A) such change shall not result in reduction of the rating assigned to any such Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect, and (B) such change shall not (subject to Section 10.01(f)), as evidenced by an Opinion of Counsel (at the expense of the party seeking so to modify, eliminate or add such provisions), cause either REMIC I or REMIC II or any of the Certificateholders (other than the transferor) to be subject to a federal tax caused by a transfer to a Person that is not a Permitted Transferee, or

               (vi) to provide for all or a portion of the Excess Spread to be certificated and designated as a Variable Strip Certificate, or

                (vii) to make any other provisions with respect to matters or questions arising under this Agreement or such Custodial Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder.

          (b) This Agreement or any Custodial Agreement may also be amended from time to time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby and the Owner of the Excess Spread, if affected thereby, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or such Custodial Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class or of the Excess Spread; provided, however, that
                                                         --------  -------
     no such amendment shall:

                    (i) reduce in any manner the amount of, or delay the timing of, payments which are required to be distributed on any Certificate or the Excess Spread without the consent of the Holder of such Certificate or the Owner of the Excess Spread,

                    (ii) reduce the aforesaid percentage of Certificates of any Class the Holders of which are required to consent to any such amendment, in any such case without the consent of the Holders of all Certificates of such Class then outstanding.

          (c) Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel (subject to Section 10.01(f) and at the expense of the party seeking such amendment) to the effect that such amendment or the exercise of any power granted to the Master Servicer, the Company or the Trustee in accordance with such amendment will not result in the imposition of a federal tax on the Trust Fund or cause either REMIC I or REMIC II to fail to qualify as a REMIC at any time that any Certificate is outstanding.

          (d) Promptly after the execution of any such amendment the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder and the Owner of the Excess Spread. It shall not be necessary for the consent of Certificateholders under this Section 12.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

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

          (e) The Company shall have the option, in its sole discretion, to obtain and deliver to the Trustee any corporate guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or any combination of the foregoing, for the purpose of protecting the Holders of the Class B Certificates against any or all Realized Losses or other shortfalls. Any such instrument or fund shall be held by the Trustee for the benefit of the Class B Certificateholders, but shall not be and shall not be deemed to be under any circumstances included in the Trust Fund. To the extent that any such instrument or fund constitutes a reserve fund for federal income tax purposes, (i) any reserve fund so established shall be an outside reserve fund and not an asset of the Trust Fund, (ii) any such reserve fund shall be owned by the Company, and (iii) amounts transferred by the Trust Fund to any such reserve fund shall be treated as amounts distributed by the Trust Fund to the Company or any successor, all within the meaning of Treasury Regulations Section 1.860G-2(h) as it reads as of the Cut-off Date. In connection with the provision of any such instrument or fund, this Agreement and any provision hereof may be modified, added to, deleted or otherwise amended in any manner that is related or incidental to such instrument or fund or the establishment or administration thereof, such amendment to be made by written instrument executed or consented to by the Company but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of the Class A Certificateholders, the Class R Certificateholders, the Class M Certificateholders, the Master Servicer or the Trustee, as applicable; provided that the Company obtains (subject to Section 10.01(f)) an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment will not cause
     (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under
     Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code and (b) either REMIC I or REMIC II to fail to qualify as a REMIC at any time that any Certificate is outstanding. In the event that the Company elects to provide such coverage in the form of a limited guaranty provided by General Motors Acceptance Corporation, the Company may elect that the text of such amendment to this Agreement shall be substantially in the form attached hereto as Exhibit M (in which case Residential Funding's Subordinate Certificate Loss Obligation as described in such exhibit shall be established by Residential Funding's consent to such amendment) and that the limited guaranty shall be executed in the form attached hereto as Exhibit N, with such changes as the Company shall deem to be appropriate; it being understood that the Trustee has reviewed and approved the content of such forms and that the Trustee's consent or approval to the use thereof is not required.

          Section 12.02. Recordation of Agreement; Counterparts.
                         --------------------------------------

          (a) To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee (pursuant to the request of Holders of Certificates entitled to at least 25% of the Voting Rights), but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

          (b) For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

          Section 12.03. Limitation on Rights of Certificateholders.
                         ------------------------------------------

          (a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of any of the parties hereto.

          (b) No Certificateholder shall have any right to vote (except as expressly provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders or the Owner of the Excess Spread from time to time as partners or members of an association; nor shall any Certificateholder or the Owner of the Excess Spread be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

          (c) Neither the Owner of the Excess Spread nor any Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates of any Class evidencing in the aggregate not less than 25% of the related Percentage Interests of such Class, shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding it being understood and intended, and being expressly covenanted by each Certificateholder and the Owner of the Excess Spread with every other Certificateholder and the Trustee, that no one or more Holders of Certificates of any Class shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates of such Class or any other Class, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of Certificateholders of such Class or all Classes, as the case may be.
     For the protection and enforcement of the provisions of this Section 12.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

          Section 12.04. Governing Law.
                         -------------

          This agreement and the Certificates shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

          Section 12.05.  Notices.
                          -------

          All demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid (except for notices to the Trustee which shall be deemed to have been duly given only when received), to (a) in the case of the Company, 8400 Normandale Lake Boulevard, Suite 700, Minneapolis, Minnesota 55437, Attention: President, or such other address as may hereafter be furnished to the Master Servicer, Financial Security and the Trustee in writing by the Company, (b) in the case of the Master Servicer, 10 Universal City Plaza, Suite 2100, Universal City, California 91608, Attention: Ms. Becker or such other address as may be hereafter furnished to the Company, Financial Security and the Trustee by the Master Servicer in writing, (c) in the case of the Trustee, Corporate Trust Services Division, One First National Plaza, Suite 0126, Chicago, Illinois 60670-0126, Attention: Residential Funding Corporation Series 1996-S18 or such other address as may hereafter be furnished to the Company, Financial Security and the Master Servicer in writing by the Trustee, (d) in the case of Fitch, One State Street Plaza, New York, New York 10004, or such other address as may hereafter be furnished to the Company, Trustee, Financial Security and the Master Servicer in writing by Fitch and (e) in the case of Standard & Poor's, 25 Broadway, New York, New York 10004 or such other address as may be hereafter furnished to the Company, Trustee, Financial Security and Master Servicer by Standard & Poor's and (g) in the case of Financial Security, Financial Security Assurance Inc., 350 Park Avenue, New York, New York 10022, Attention: Surveillance Department, Re: Residential Funding Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 1996-S18, (telecopy number (212) 339-3518 or (212) 339-3529) or such other address as may hereafter be furnished to the Trustee, the Master Servicer and the Company in writing by Financial Security. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such holder as shown in the Certificate Register. In each case in which a notice or other communication to Financial Security refers to a Financial Security Default or a claim under the FSA Policy or with respect to which failure on the part of Financial Security to respond shall be deemed to constitute consent or acceptance, then a copy of such notice or other communication should also be sent to the attention of the General Counsel and the Head-Financial Guaranty Group at Financial Security Assurance Inc., 350 Park Avenue, New York, New York 10022 and shall be marked to indicate "URGENT MATERIAL ENCLOSED". Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

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

          Section 12.06. Notices to Rating Agency.
                         ------------------------

          The Company, the Master Servicer or the Trustee, as applicable, shall notify each Rating Agency, Financial Security and the Subservicer at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of, any of the events described in clause (a), (b), (c),
     (d), (g), (h), (i) or (j) below or provide a copy to each Rating Agency at such time as otherwise required to be delivered pursuant to this Agreement of any of the statements described in clauses (e) and (f) below:

               (a) a material change or amendment to this Agreement,

               (b) the occurrence of an Event of Default,

               (c) the termination or appointment of a successor Master Servicer or Trustee or a change in the majority ownership of the Trustee,

               (d) the filing of any claim under the Master Servicer's blanket fidelity bond and the errors and omissions insurance policy required by Section 3.12 or the cancellation or modification of coverage under any such instrument,

               (e) the statement required to be delivered to the Holders of each Class of Certificates and the Owner of the Excess Spread pursuant to
          Section 4.03,

               (f) the statements required to be delivered pursuant to Sections
          3.18 and 3.19,

               (g) a change in the location of the Custodial Account or the Certificate Account,

               (h) the occurrence of any monthly cash flow shortfall to the Holders of any Class of Certificates or the Owner of the Excess Spread resulting from the failure by the Master Servicer to make an Advance pursuant to Section 4.04,

               (i) the occurrence of the Final Distribution Date,

               (j) the repurchase of or substitution for any Mortgage Loan, and

               (k) any Financial Security Default that has not been cured,

     provided, however, that with respect to notice of the occurrence of the
     --------  -------
     events described in clauses (d), (g) or (h) above, the Master Servicer shall provide prompt written notice to each Rating Agency, Financial Security and the Subservicer of any such event known to the Master Servicer.

          Section 12.07. Severability of Provisions.
                         --------------------------

          If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

          Section 12.08. Supplemental Provisions for Resecuritization.
                         ---------------------------------------------

          This Agreement may be supplemented by means of the addition of a separate Article hereto (a "Supplemental Article") for the purpose of resecuritizing any of the Certificates issued hereunder, under the following circumstances. With respect to any Class or Classes of Certificates issued hereunder, or any portion of any such Class, as to which the Company or any of its Affiliates (or any designee thereof) is the registered Holder (the "Resecuritized Certificates"), the Company may deposit such Resecuritized Certificates into a new REMIC, grantor trust or custodial arrangement (a "Restructuring Vehicle") to be held by the Trustee pursuant to a Supplemental Article. The instrument adopting such Supplemental Article shall be executed by the Company, the Master Servicer and the Trustee; provided, that neither the Master Servicer nor the Trustee shall withhold their consent thereto if their respective interests would not be materially adversely affected thereby. To the extent that the terms of the Supplemental Article do not in any way affect any provisions of this Agreement as to any of the Certificates initially issued hereunder, the adoption of the Supplemental Article shall not constitute an "amendment" of this Agreement.

          Each Supplemental Article shall set forth all necessary provisions relating to the holding of the Resecuritized Certificates by the Trustee, the establishment of the Restructuring Vehicle, the issuing of various classes of new certificates by the Restructuring Vehicle and the distributions to be made thereon, and any other provisions necessary for the purposes thereof. In connection with each Supplemental Article, the Company shall deliver to the Trustee an Opinion of Counsel to the effect that (i) the Restructuring Vehicle will qualify as a REMIC, grantor trust or other entity not subject to taxation for federal income tax purposes and
     (ii) the adoption of the Supplemental Article will not endanger the status of REMIC I or REMIC II as a REMIC or (subject to Section 10.01(f)) result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC as set forth in Section 860G(d) of the Code.

          IN WITNESS WHEREOF, the Company, the Master Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized and their respective seals, duly attested, to be hereunto affixed, all as of the day and year first above written.

                                   RESIDENTIAL FUNDING MORTGAGE SECURITIES I,
                                   INC.

     [Seal]
                                   By:
                                      ---------------------------------
                                        Name:  Robert Conway
                                        Title: Vice President

     Attest:
            ------------------------
            Name:  Diane S. Wold
            Title: Vice President


                                   RESIDENTIAL FUNDING CORPORATION

     [Seal]
                                   By:
                                      ---------------------------------
                                        Name:   Diane S. Wold
                                        Title:  Director

     Attest:
            ------------------------
            Name:   Robert Conway
            Title:  Director


                                   THE FIRST NATIONAL BANK OF CHICAGO,
                                   as Trustee

     [Seal]
                                   By:
                                      ---------------------------------
                                          Name:  Steven Wagner
                                          Title: Vice President


     Attest:
            ---------------------------
               Name:  Faye Wright
               Title: Assistant Secretary

     STATE OF MINNESOTA    )
                           ) ss.:
     COUNTY OF HENNEPIN    )


               On the 29th day of August, 1996 before me, a notary public in and for said State, personally appeared Robert Conway, known to me to be a Vice President of Residential Funding Mortgage Securities I, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                   --------------------------------
                                            Notary Public

     [Notarial Seal]

     STATE OF MINNESOTA    )
                           ) ss.:
     COUNTY OF HENNEPIN    )


               On the 29th day of August, 1996 before me, a notary public in and for said State, personally appeared Diane S. Wold, known to me to be a Director of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                 -----------------------------------
                                            Notary Public

     [Notarial Seal]

     STATE OF       )
                    ) ss.:
     COUNTY OF      )


               On the 29th day of August, 1996 before me, a notary public in and for said State, personally appeared Steven Wagner, known to me to be a Vice President of The First National Bank of Chicago, a national banking corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                    ------------------------------
                                            Notary Public

     [Notarial Seal]

                                   EXHIBIT A

                          FORM OF CLASS A CERTIFICATE


     SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986.

     [THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.]

     [THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS AUGUST 29, 1996. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT 200% OF THE STANDARD PREPAYMENT ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), [AND ASSUMING A CONSTANT PASS-THROUGH RATE EQUAL TO THE INITIAL PASS-THROUGH RATE,] THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $_____ OF OID PER [$1,000] [$100,000] OF [INITIAL CERTIFICATE PRINCIPAL BALANCE] [NOTIONAL AMOUNT], THE YIELD TO MATURITY IS ___% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $_______ PER [$1,000] [$100,000] OF [INITIAL CERTIFICATE PRINCIPAL BALANCE] [NOTIONAL AMOUNT], COMPUTED USING THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE STANDARD PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE OR AS TO THE CONSTANCY OF THE PASS-THROUGH RATE.]

Certificate No. ____     [___%] Pass-Through Rate

Class A-__ Senior        [Variable Pass-Through Rate
Date of Pooling and Servicing       based on a Notional Amount]
Agreement and Cut-off Date:
August 1, 1996           [Percentage Interest: ___%]

                         Aggregate [Initial Certificate Principal Balance] of the Class A-__ Certificates:

First Distribution Date:      [Aggregate Notional Amount
[September 25, 1996]          of the Class A-Certificates]


Master Servicer:         [Initial] [Certificate Principal
Residential Funding      Balance] [Notional Amount] of this
Corporation              Certificate: $_____________]

Assumed Final
Distribution Date:       CUSIP 760944-_____
August 25, 2026


                       MORTGAGE PASS-THROUGH CERTIFICATE
                                SERIES 1996-S18

     evidencing a percentage interest in the distributions allocable to the Class A-__ Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

          This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Corporation or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee or GMAC Mortgage Corporation or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Corporation or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

          This certifies that _____________________________ is the registered owner of the Percentage Interest evidenced by this Certificate [(obtained by dividing the Initial Certificate Principal Balance of this Certificate by the aggregate Initial Certificate Principal Balance of all Class A-___ Certificates, both as specified above)] in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Funding Mortgage Securities I, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and The First National Bank of Chicago, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount [(of interest and principal, if any)] required to be distributed to Holders of Class A-__ Certificates on such Distribution Date. The Notional Amount of the Class A-__ Certificates as of any date of determination is equal to the aggregate Stated Principal Balance of the Mortgage Loans corresponding to the related Uncertificated REMIC Regular Interests represented by the Class A-__ Certificates immediately prior to such date. The Class A-__ Certificates have no Certificate Principal Balance.

          Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

          Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. [The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto.]

          This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

          The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the

Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

          As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

          The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

          The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

          No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

          This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

          The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

          Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                    THE FIRST NATIONAL BANK OF CHICAGO,
                          as Trustee


                          By:
                                      Authorized Signatory



                         CERTIFICATE OF AUTHENTICATION
                         -----------------------------

          This is one of the Class A-__ Certificates referred to in the within-mentioned Agreement.

                          THE FIRST NATIONAL BANK OF CHICAGO,
                           as Certificate Registrar


                          By:
                                     Authorized Signatory

                                   ASSIGNMENT
                                   ----------


          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
__________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

          I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:





Dated:
                           Signature by or on behalf of assignor




                                          Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS

          The assignee should include the following for purposes of distribution:

          Distributions shall be made, by wire transfer or otherwise, in immediately available funds to
_____________________________________________________________________________
for the account of _____________________________________________ account number
________________, or, if mailed by check, to
________________________________________________________________ Applicable
statements should be mailed to
________________________________________________________________________________
____.

          This information is provided by _____________________________, the assignee named above, or __________________________________, as its agent.

                                   EXHIBIT B

                          FORM OF CLASS M CERTIFICATE


THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AND CLASS R CERTIFICATES [AND CLASS M-1 CERTIFICATES] AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

[THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS AUGUST 29, 1996. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT 200% OF THE STANDARD PREPAYMENT ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), THIS CERTIFICATE HAS BEEN ISSUED WITH
NO MORE THAN $              OF OID PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL
BALANCE, THE YIELD TO MATURITY IS     % AND THE AMOUNT OF OID ATTRIBUTABLE TO
THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $           PER $1,000 OF INITIAL
CERTIFICATE PRINCIPAL BALANCE, COMPUTED UNDER THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE STANDARD PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE.]

Certificate No. ___           7.75% Pass-Through Rate

Class M-___ Subordinate             Aggregate Certificate
                              Principal Balance
                              of the Class M Certificates:
Date of Pooling and Servicing                   $_______________
Agreement and Cut-off Date:
August 1, 1996                Initial Certificate Principal
                              Balance of this Certificate:
First Distribution Date:            $_______________
September 25, 1996
                              CUSIP: 760944-_____
Master Servicer:
Residential Funding Corporation

Assumed Final Distribution Date:
August 25, 2026



                       MORTGAGE PASS-THROUGH CERTIFICATE,
                                SERIES 1996-S18

     evidencing a percentage interest in any distributions allocable to the Class M-__ Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

          This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Corporation or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee or GMAC Mortgage Corporation or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Corporation or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

          This certifies that _________________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Certificate Principal Balance of this Certificate by the aggregate Certificate Principal Balance of all Class M-__ Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Funding Mortgage Securities I, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and The First National Bank of Chicago, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class M-__ Certificates on such Distribution Date.

          Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

          Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

          No transfer of this Class M Certificate will be made unless the Trustee has received either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class M Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or (ii) a representation letter, in the form as described by the Agreement, either stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan, or stating that the transferee is an insurance company, the source of funds to be used by it to purchase the Certificate is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Section III of PTCE 95-60.

          This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

          The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

          As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

          The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

          The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

          No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

          This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

          The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

          Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                   THE FIRST NATIONAL BANK OF CHICAGO,
                          as Trustee


                         By:
                                     Authorized Signatory



                         CERTIFICATE OF AUTHENTICATION
                         -----------------------------

          This is one of the Class M-__ Certificates referred to in the within-mentioned Agreement.

                         THE FIRST NATIONAL BANK OF CHICAGO,
                          as Certificate Registrar


                         By:
                                    Authorized Signatory

                                   ASSIGNMENT
                                   ----------


          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
__________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

          I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:





Dated:
                       Signature by or on behalf of assignor




                                       Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS

          The assignee should include the following for purposes of distribution:

          Distributions shall be made, by wire transfer or otherwise, in immediately available funds to
_____________________________________________________________________________
for the account of _____________________________________________ account number
________________, or, if mailed by check, to
________________________________________________________________ Applicable
statements should be mailed to
________________________________________________________________________________
____.

          This information is provided by _____________________________, the assignee named above, or __________________________________, as its agent.

                                   EXHIBIT C

                          FORM OF CLASS B CERTIFICATE

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES, CLASS R CERTIFICATES AND CLASS M CERTIFICATES AS DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE. THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS AUGUST 29, 1996. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT 200% OF THE STANDARD PREPAYMENT ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $___ OF OID PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS ____% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $____ PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED UNDER THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE STANDARD PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE.

Certificate No. __            7.75% Pass-Through Rate

Class B-__ Subordinate              Aggregate Certificate
                              Principal Balance
                              of the Class B-__
                              Certificates as of
Date of Pooling and Servicing            the Cut-off Date:
Agreement and Cut-off Date:              $_______________
August 1, 1996
                              Initial Certificate Principal
                              Balance of this Certificate:
First Distribution Date:            $_______________
September 25, 1996

Master Servicer:
Residential Funding Corporation

Assumed Final Distribution Date:
August 25, 2026


                       MORTGAGE PASS-THROUGH CERTIFICATE,
                                SERIES 1996-S18

     evidencing a percentage interest in any distributions allocable to the Class B-__ Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

          This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Corporation or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee or GMAC Mortgage Corporation or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Corporation or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

          This certifies that Residential Funding Mortgage Securities I, Inc. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Certificate Principal Balance of this Certificate by the aggregate Certificate Principal Balance of all Class B-__ Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of conventional one-to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Funding Mortgage Securities I, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and The First National Bank of Chicago, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month next preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class B Certificates on such Distribution Date.

          Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

          Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

          No transfer of this Class B Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made, (i) the Trustee or the Company may require an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state and (ii) the transferee shall execute an investment letter in the form described by the Agreement. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate Registrar acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class B Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or (ii) a representation letter, in the form as described by the Agreement, either stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan, or stating that the transferee is an insurance company, the source of funds to be used by it to purchase the Certificate is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Section III of PTCE 95-60.

          This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

          The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

          As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

          The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

          The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

          No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

          This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

          The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

          Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                   THE FIRST NATIONAL BANK OF CHICAGO,
                          as Trustee


                         By:
                                          Authorized Signatory



                         CERTIFICATE OF AUTHENTICATION
                         -----------------------------

          This is one of the Class M-__ Certificates referred to in the within-mentioned Agreement.

                         THE FIRST NATIONAL BANK OF CHICAGO,
                          as Certificate Registrar


                         By:
                                    Authorized Signatory

                                   ASSIGNMENT
                                   ----------


          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
__________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

          I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:





Dated:
                          Signature by or on behalf of assignor




                                            Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS

          The assignee should include the following for purposes of distribution:

          Distributions shall be made, by wire transfer or otherwise, in immediately available funds to
_____________________________________________________________________________
for the account of _____________________________________________ account number
________________, or, if mailed by check, to
________________________________________________________________ Applicable
statements should be mailed to
________________________________________________________________________________
____.

          This information is provided by _____________________________, the assignee named above, or __________________________________, as its agent.

                                   EXHIBIT D

                          FORM OF CLASS R CERTIFICATE

THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A NON-UNITED STATES PERSON OR A DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE MASTER SERVICER AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE, (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B) OR (C) BEING HEREIN REFERRED TO AS A "DISQUALIFIED ORGANIZATION") OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION, (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND
(3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE

BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

Certificate No. ___                    7.75% Pass-Through Rate

Class R Senior                         Aggregate Initial Certificate Principal Balance of
                                       the Class R Certificates:  $100.00
Date of Pooling and Servicing
Agreement and Cut-off Date:
August 1, 1996                         Initial Certificate Principal
                                       Balance of this Certificate:
First Distribution Date:                     $_______________
September 25, 1996
                                       Percentage Interest:
Master Servicer:                       _______%
Residential Funding Corporation
                                       CUSIP 760944-_____
Assumed Final Distribution Date:
August 25, 2026

                       MORTGAGE PASS-THROUGH CERTIFICATE,
                                SERIES 1996-S18

     evidencing a percentage interest in any distributions allocable to the Class R Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

          This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Corporation or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee or GMAC Mortgage Corporation or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Corporation or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

          This certifies that _________________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the aggregate Initial Certificate Principal Balance of all Class R Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Funding Mortgage Securities I, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and The First National Bank of Chicago, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class R Certificates on such Distribution Date.

          Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that (i) each person holding or acquiring any Ownership Interest in this Certificate must be a United States Person and a Permitted Transferee, (ii) the transfer of any Ownership Interest in this Certificate will be conditioned upon the delivery to the Trustee of, among other things, an affidavit to the effect that it is a United States Person and Permitted Transferee, (iii) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee, and (iv) if any person other than a United States Person and a Permitted Transferee acquires any Ownership Interest in this Certificate in violation of such restrictions, then the Company will have the right, in its sole discretion and without notice to the Holder of this Certificate, to sell this Certificate to a purchaser selected by the Company, which purchaser may be the Company, or any affiliate of the Company, on such terms and conditions as the Company may choose.

          Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto. Notwithstanding the reduction of the Certificate Principal Balance hereof to zero, this Certificate will remain outstanding under the Agreement and the Holder hereof may have additional obligations with respect to this Certificate, including tax liabilities, and may be entitled to certain additional distributions hereon, in accordance with the terms and provisions of the Agreement.

          No transfer of this Class R Certificate will be made unless the Trustee has received either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class R Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or
Section 4975 of the Code or (ii) a representation letter, in the form as described by the Agreement, stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan.

          This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

          The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

          As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

          The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate
Percentage Interest will be issued to the designated transferee or transferees.

          The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

          No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

          This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

          The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

          Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purpose have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                    THE FIRST NATIONAL BANK OF CHICAGO,
                          as Trustee


                         By:
                                      Authorized Signatory



                         CERTIFICATE OF AUTHENTICATION
                         -----------------------------

          This is one of the Class R Certificates referred to in the within-mentioned Agreement.

                         THE FIRST NATIONAL BANK OF CHICAGO,
                          as Certificate Registrar


                         By:
                                    Authorized Signatory

                                   ASSIGNMENT
                                   ----------


          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
__________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

          I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:





Dated:
                           Signature by or on behalf of assignor




                                          Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS

          The assignee should include the following for purposes of distribution:

          Distributions shall be made, by wire transfer or otherwise, in immediately available funds to
_____________________________________________________________________________
for the account of _____________________________________________ account number
________________, or, if mailed by check, to
________________________________________________________________ Applicable
statements should be mailed to
________________________________________________________________________________
____.

          This information is provided by _____________________________, the assignee named above, or __________________________________, as its agent.

                                   EXHIBIT E

                              CUSTODIAL AGREEMENT
                              -------------------

          THIS CUSTODIAL AGREEMENT (as amended and supplemented from time to time, the "Agreement"), dated as of July 1, 1996, by and among THE FIRST NATIONAL BANK OF CHICAGO, as Trustee (including its successors under the Pooling Agreement defined below, the "Trustee"), RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC. (together with any successor in interest, the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with any successor in interest or successor under the Pooling Agreement referred to below, the "Master Servicer"), and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION (together with any successor in interest or any successor appointed hereunder, the "Custodian").


                        W I T N E S S E T H   T H A T :
                        - - - - - - - - - -   - - - -

          WHEREAS, the Company, the Master Servicer, and the Trustee have entered into a Pooling and Servicing Agreement dated as of August 1, 1996, relating to the issuance of Residential Funding Mortgage Securities I, Inc., Mortgage Pass-Through Certificates, Series 1996-S18 (as in effect on the date of this agreement, the "Original Pooling Agreement," and as amended and supplemented from time to time, the "Pooling Agreement"); and

          WHEREAS, the Custodian has agreed to act as agent for the Trustee for the purposes of receiving and holding certain documents and other instruments delivered by the Company and the Master Servicer under the Pooling Agreement, all upon the terms and conditions and subject to the limitations hereinafter set forth;

          NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the Trustee, the Company, the Master Servicer and the Custodian hereby agree as follows:


                                   ARTICLE I

                                  Definitions

          Capitalized terms used in this Agreement and not defined herein shall have the meanings assigned in the Original Pooling Agreement, unless otherwise required by the context herein.

                                 ARTICLE II

                         Custody of Mortgage Documents

          Section 2.1.  Custodian to Act as Agent; Acceptance of Mortgage Files.
                        -------------------------------------------------------
The Custodian, as the duly appointed agent of the Trustee for these purposes, acknowledges receipt of the Mortgage Files relating to the Mortgage Loans identified on the schedule attached hereto (the "Mortgage Files") and declares that it holds and will hold the Mortgage Files as agent for the Trustee, in trust, for the use and benefit of all present and future Certificateholders.

          Section 2.2.  Recordation of Assignments.  If any Mortgage File
                        --------------------------
includes one or more assignments to the Trustee of Mortgage Notes and related Mortgages that have not been recorded, each such assignment shall be delivered by the Custodian to the Company for the purpose of recording it in the appropriate public office for real property records, and the Company, at no expense to the Custodian, shall promptly cause to be recorded in the appropriate public office for real property records each such assignment and, upon receipt thereof from such public office, shall return each such assignment to the Custodian.

          Section 2.3.  Review of Mortgage Files.
                        ------------------------

          (a) On or prior to the Closing Date, the Custodian shall deliver to the Trustee an Initial Certification in the form annexed hereto as Exhibit One evidencing receipt of a Mortgage File for each Mortgage Loan listed on the Schedule attached hereto (the "Mortgage Loan Schedule").

          (b) Within 45 days of the initial issuance of the Certificates, the Custodian agrees, for the benefit of Certificateholders, to review, in accordance with the provisions of Section 2.02 of the Pooling Agreement, each Mortgage File, and shall deliver to the Trustee an Interim Certification in the form annexed hereto as Exhibit Two to the effect that all documents required to be delivered pursuant to Section 2.01(b) of the Pooling Agreement have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification. Within 45 days of receipt of the documents required to be delivered pursuant to Section 2.01(c) of the Pooling Agreement, the Custodian agrees, for the benefit of Certificateholders, to review, in accordance with the provisions of Section 2.02 of the Pooling Agreement, each such document, and shall deliver to the Trustee either (i) an Interim Certification in the form attached hereto as Exhibit Two to the effect that all such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification or (ii) a Final Certification as set forth in subsection
(c) below. The Custodian shall be under no duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable, or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face. If in performing the review required by this Section 2.3 the Custodian finds any document or documents constituting a part of a Mortgage File to be defective in any material respect, the Custodian shall promptly so notify the Company, the Master Servicer and the Trustee. Upon receipt of written notification from the Master Servicer, signed by a Servicing Officer, that the Master Servicer or a Subservicer, as the case may be, has made a deposit into the Certificate Account in payment for the purchase of the related Mortgage Loan in an amount equal to the Purchase Price for such Mortgage Loan, the Custodian shall release to the Master Servicer the related Mortgage File.

          (c) Upon receipt of all documents required to be in the Mortgage Files the Custodian shall deliver to the Trustee a Final Certification in the form annexed hereto as Exhibit Three evidencing the completeness of the Mortgage Files.

          Upon receipt of written request from the Trustee, the Custodian shall as soon as practicable supply the Trustee with a list of all of the documents relating to the Mortgage Loans then contained in the Mortgage Files.

          Section 2.4.  Notification of Breaches of Representations and
                        -----------------------------------------------
Warranties.  Upon discovery by the Custodian of a breach of any representation
- ----------
or warranty made by the Master Servicer or the Company as set forth in the Pooling Agreement or by a Seller in a Seller's Agreement or by Residential Funding or the Company in the Assignment Agreement with respect to a Mortgage Loan relating to a Mortgage File, the Custodian shall give prompt written notice to the Company, the Master Servicer and the Trustee.

          Section 2.5.  Custodian to Cooperate; Release of Mortgage Files.  Upon
                        -------------------------------------------------
the repurchase or substitution of any Mortgage Loan pursuant to Article II of the Pooling Agreement or payment in full of any Mortgage Loan, or the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer shall immediately notify the Custodian by a certification (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 3.07 of the Pooling Agreement have been or will be so deposited) of a Servicing Officer and shall request delivery to it of the Mortgage File. The Custodian agrees, upon receipt of such certification and request, promptly to release to the Master Servicer the related Mortgage File. The Master Servicer shall deliver to the Custodian and the Custodian agrees to accept the Mortgage Note and other documents constituting the Mortgage File with respect to any Qualified Substitute Mortgage Loan.

          From time to time as is appropriate for the servicing or foreclosures of any Mortgage Loan, including, for this purpose, collection under any Primary Insurance Policy or any Mortgage Pool Insurance Policy, the Master Servicer shall deliver to the Custodian a certificate of a Servicing Officer requesting that possession of all, or any document constituting part, of the Mortgage File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any of the Required Insurance Policies. With such certificate, the Master Servicer shall deliver to the Custodian a trust receipt signed by a Servicing Officer on behalf of the Master Servicer, and upon receipt of the foregoing, the Custodian shall deliver the Mortgage File or such document to the Master Servicer. The

Master Servicer shall cause each Mortgage File or any document therein so released to be returned to the Custodian when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or (ii) the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered to the Custodian a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. In the event of the liquidation of a Mortgage Loan, the Custodian shall deliver the Trust Receipt with respect thereto to the Master Servicer upon deposit of the related Liquidation Proceeds in the Custodial Account as provided in the Pooling Agreement.

          Section 2.6.  Assumption Agreements.  In the event that any assumption
                        ---------------------
agreement or substitution of liability agreement is entered into with respect to any Mortgage Loan subject to this Agreement in accordance with the terms and provisions of the Pooling Agreement, the Master Servicer shall notify the Custodian that such assumption or substitution agreement has been completed by forwarding to the Custodian the original of such assumption or substitution agreement, which shall be added to the related Mortgage File and, for all purposes, shall be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting parts thereof.


                                  ARTICLE III

                            Concerning the Custodian

          Section 3.1.  Custodian a Bailee and Agent of the Trustee.  With
                        -------------------------------------------
respect to each Mortgage Note, Mortgage and other documents constituting each Mortgage File which are delivered to the Custodian, the Custodian is exclusively the bailee and agent of the Trustee and has no instructions to hold any Mortgage Note or Mortgage for the benefit of any person other than the Trustee, holds such documents for the benefit of Certificateholders and undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. Except upon compliance with the provisions of Section 2.5 of this Agreement, no Mortgage Note, Mortgage or other document constituting a part of a Mortgage File shall be delivered by the Custodian to the Company or the Master Servicer or otherwise released from the possession of the Custodian.

          Section 3.2.  Indemnification.  The Company hereby agrees to indemnify
                        ---------------
and hold the Custodian harmless from and against all claims, liabilities, losses, actions, suits or proceedings at law or in equity, or any other expenses, fees or charges of any character or nature, which the Custodian may incur or with which the Custodian may be threatened by reason of its acting as custodian under this Agreement, including indemnification of the Custodian against any and all expenses, including attorney's fees if counsel for the Custodian has been approved by the Company, and the cost of defending any action, suit or proceedings or resisting any claim. Notwithstanding the foregoing, it is specifically understood and agreed that in the event any such claim, liability, loss, action, suit or proceeding or other expense, fee or charge shall have been caused by reason of any negligent act, negligent failure to act or willful misconduct on the part of the Custodian, or which shall constitute a willful breach of its duties hereunder, the indemnification provisions of this Agreement shall not apply.

          Section 3.3.  Custodian May Own Certificates.  The Custodian in its
                        ------------------------------
individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Custodian.

          Section  3.4.  Master Servicer to Pay Custodian's Fees and Expenses.
                         ----------------------------------------------------
The Master Servicer covenants and agrees to pay to the Custodian from time to time, and the Custodian shall be entitled to, reasonable compensation for all services rendered by it in the exercise and performance of any of the powers and duties hereunder of the Custodian, and the Master Servicer will pay or reimburse the Custodian upon its request for all reasonable expenses, disbursements and advances incurred or made by the Custodian in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ), except any such expense, disbursement or advance as may arise from its negligence or bad faith.

          Section 3.5.  Custodian May Resign; Trustee May Remove Custodian.  The
                        --------------------------------------------------
Custodian may resign from the obligations and duties hereby imposed upon it as such obligations and duties relate to its acting as Custodian of the Mortgage Loans. Upon receiving such notice of resignation, the Trustee shall either take custody of the Mortgage Files itself and give prompt notice thereof to the Company, the Master Servicer and the Custodian, or promptly appoint a successor Custodian by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Custodian and one copy to the successor Custodian. If the Trustee shall not have taken custody of the Mortgage Files and no successor Custodian shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

          The Trustee may remove the Custodian at any time. In such event, the Trustee shall appoint, or petition a court of competent jurisdiction to appoint, a successor Custodian hereunder. Any successor Custodian shall be a depository institution subject to supervision or examination by federal or state authority and shall be able to satisfy the other requirements contained in Section 3.7 and shall be unaffiliated with the Master Servicer or the Company.

          Any resignation or removal of the Custodian and appointment of a successor Custodian pursuant to any of the provisions of this Section 3.5 shall become effective upon acceptance of appointment by the successor Custodian. The Trustee shall give prompt notice to the Company and the Master Servicer of the appointment of any successor Custodian. No successor Custodian shall be appointed by the Trustee without the prior approval of the Company and the Master Servicer.

          Section 3.6.  Merger or Consolidation of Custodian.  Any Person into
                        ------------------------------------
which the Custodian may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any Person succeeding to the business of the Custodian, shall be the successor of the Custodian hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

          Section 3.7.  Representations of the Custodian.  The Custodian hereby
                        --------------------------------
represents that it is a depository institution subject to supervision or examination by a federal or state authority, has a combined capital and surplus of at least $10,000,000 and is qualified to do business in the jurisdictions in which it will hold any Mortgage File.


                                   ARTICLE IV

                            Miscellaneous Provisions

          Section 4.1.  Notices.  All notices, requests, consents and demands
                        -------
and other communications required under this Agreement or pursuant to any other instrument or document delivered hereunder shall be in writing and, unless otherwise specifically provided, may be delivered personally, by telegram or telex, or by registered or certified mail, postage prepaid, return receipt requested, at the addresses specified on the signature page hereof (unless changed by the particular party whose address is stated herein by similar notice in writing), in which case the notice will be deemed delivered when received.

          Section 4.2.  Amendments.  No modification or amendment of or
                        ----------
supplement to this Agreement shall be valid or effective unless the same is in writing and signed by all parties hereto, and neither the Company, the Master Servicer nor the Trustee shall enter into any amendment hereof except as permitted by the Pooling Agreement. The Trustee shall give prompt notice to the Custodian of any amendment or supplement to the Pooling Agreement and furnish the Custodian with written copies thereof.

          Section 4.3.  Governing Law.  This Agreement shall be deemed a
                        -------------
contract made under the laws of the State of New York and shall be construed and enforced in accordance with and governed by the laws of the State of New York.

          Section 4.4.  Recordation of Agreement.  To the extent permitted by
                        ------------------------
applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee (pursuant to the request of holders of Certificates evidencing undivided interests in the aggregate of not less than 25% of the Trust Fund), but only upon direction accompanied by an Opinion of Counsel reasonably satisfactory to the Master Servicer to the effect that the failure to effect such recordation is likely to materially and adversely affect the interests of the Certificateholders.

          For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

          Section 4.5.  Severability of Provisions.  If any one or more of the
                        --------------------------
covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.

          IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.

Address:                                        THE FIRST NATIONAL BANK OF
                                                CHICAGO,
                                                as Trustee
One North State Street
9th Floor
Chicago, Illinois 60602
Attention:  Residential Funding Corporation
        Series 1996-S16
                                                By:
                                                Name:
                                                Title:  Vice President


Address:                                        RESIDENTIAL FUNDING MORTGAGE
                                                SECURITIES I, INC.
8400 Normandale Lake Boulevard
Minneapolis, Minnesota  55437
                                                By:
                                                Name:
                                                Title:  Vice President


Address:                                        RESIDENTIAL FUNDING
                                                CORPORATION, as Master Servicer
8400 Normandale Lake Boulevard
Suite 700
Minneapolis, Minnesota 55437
                                                By:
                                                Name:
                                                Title:  Director


Address:                                        NORWEST BANK MINNESOTA,
                                                NATIONAL ASSOCIATION
401 Second Avenue South
Minneapolis, Minnesota  55479

                                                By:
                                                Name:   Kathleen Marshall
                                                Title:  Trust Officer

STATE OF ILLINOIS               )
                                ) ss.:
COUNTY OF COOK                  )


          On the 29th day of August, 1996, before me, a notary public in and for said State, personally appeared _______________________, known to me to be a Vice President of The First National Bank of Chicago, a Illinois banking corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation and acknowledged to me that such corporation executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                                                            Notary Public


[SEAL]

STATE OF MINNESOTA  )
                    ) ss.:
COUNTY OF HENNEPIN  )


          On the 29th day of August, 1996, before me, a notary public in and for said State, personally appeared Kathleen Marshall, known to me to be a Trust Officer of Norwest Bank Minnesota, National Association, a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said national banking association, and acknowledged to me that such national banking association executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                                 Notary Public


[SEAL]

STATE OF MINNESOTA  )
                    ) ss.:
COUNTY OF HENNEPIN  )


          On the 29th day of August, 1996, before me, a notary public in and for said State, personally appeared ________________, known to me to be a Vice President of Residential Funding Mortgage Securities I, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                            Notary Public

[Notarial Seal]



STATE OF MINNESOTA       )
                         ) ss:
COUNTY OF HENNEPIN       )


          On the 29th day of August, 1996, before me, a notary public in and for said State, personally appeared ________________, known to me to be a Director of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                            Notary Public

[Notarial Seal]

                                  EXHIBIT ONE

                               FORM OF CUSTODIAN
                             INITIAL CERTIFICATION


                                 August 29, 1996


The First National Bank of Chicago
One North State Street
Chicago, Illinois  60602

Attention:  Residential Funding Corporation Series 1996-S18

          Re: Custodial Agreement dated as of August 1, 1996, by and among The First National Bank of Chicago, Residential Funding Mortgage Securities I, Inc., Residential Funding Corporation and Norwest Bank Minnesota, National Association, Mortgage Pass-Through Certificates, Series 1996-S18
               ----------------------------------------------------------------

Ladies and Gentlemen:

          In accordance with Section 2.3 of the above-captioned Custodial Agreement, and subject to Section 2.02 of the Pooling Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File (which contains an original Mortgage Note) to the extent required in Section 2.01(b) of the Pooling Agreement with respect to each Mortgage Loan listed in the Mortgage Loan Schedule.

          Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                                    NORWEST BANK MINNESOTA,
                                    NATIONAL ASSOCIATION



                                    By:
                                    Name:
                                    Title:

                                  EXHIBIT TWO

                    FORM OF CUSTODIAN INTERIM CERTIFICATION



                         ________________ ____, 1996



The First National Bank of Chicago
One North State Street
Chicago, Illinois  60602

Attention:  Residential Funding Corporation Series 1996-S18

          Re: Custodial Agreement dated as of August 1, 1996, by and among The First National Bank of Chicago, Residential Funding Mortgage Securities I, Inc., Residential Funding Corporation and Norwest Bank Minnesota, National Association, Mortgage Pass-Through Certificates, Series 1996-S18
               ----------------------------------------------------------------

Ladies and Gentlemen:

          In accordance with Section 2.3 of the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File to the extent required pursuant to Section 2.01(b) of the Pooling Agreement with respect to each Mortgage Loan listed in the Mortgage Loan Schedule, and it has reviewed the Mortgage File and the Mortgage Loan Schedule and has determined that: all required documents have been executed and received and that such documents related to the Mortgage Loans identified on the Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto.

          Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                                    NORWEST BANK MINNESOTA,
                                    NATIONAL ASSOCIATION




                                    By:
                                    Name:
                                    Title:

                                 EXHIBIT THREE

                     FORM OF CUSTODIAN FINAL CERTIFICATION



                              _____________ ___, 1996



The First National Bank of Chicago
One North State Street
Chicago, Illinois  60602

Attention:  Residential Funding Corporation Series 1996-S18

          Re: Custodial Agreement dated as of August 1, 1996, by and among The First National Bank of Chicago, Residential Funding Mortgage Securities I, Inc., Residential Funding Corporation and Norwest Bank Minnesota, National Association, Mortgage Pass-Through Certificates, Series 1996-S18
               ----------------------------------------------------------------

Ladies and Gentlemen:

          In accordance with Section 2.3 of the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File with respect to each Mortgage Loan listed in the Mortgage Loan Schedule containing (I) with respect to each such Mortgage Loan (other than a Cooperative Loan):

          (i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee or an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

          (ii) The original Mortgage with evidence of recording indicated thereon or a copy of the Mortgage certified by the public recording office in which such mortgage has been recorded;

          (iii) An original Assignment of the Mortgage to the Trustee with evidence of recording indicated thereon or a copy of such assignment certified by the public recording office in which such assignment has been recorded;

          (iv) With respect to each Mortgage Loan other than a Cooperative Loan, the original recorded assignment or assignments of the Mortgage showing an unbroken chain of title from the originator thereof to the Person assigning it to the Trustee or a copy of such assignment or assignments of the Mortgage certified by the public recording office in which such assignment or assignments have been recorded; and

          (v) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Mortgage Loan or a copy of each modification, assumption agreement or preferred loan agreement certified by the public recording office in which such document has been recorded;

and (II) with respect to each Cooperative Loan so assigned:

          (i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

          (ii) A counterpart of the Cooperative Lease and the Assignment of Proprietary Lease to the originator of the Cooperative Loan with intervening assignments showing an unbroken chain of title from such originator to the Trustee;

          (iii) The related Cooperative Stock Certificate, representing the related Cooperative Stock pledged with respect to such Cooperative Loan, together with an undated stock power (or other similar instrument) executed in blank;

          (iv) The original recognition agreement by the Cooperative of the interests of the mortgagee with respect to the related Cooperative Loan;

          (v)  The Security Agreement;

          (vi) Copies of the original UCC-1 financing statement, and any continuation statements, filed by the originator of such Cooperative Loan as secured party, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

          (vii) Copies of the filed UCC-3 assignments of the security interest referenced in clause (vi) above showing an unbroken chain of title from the originator to the Trustee, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

          (viii) An executed assignment of the interest of the originator in the Security Agreement, Assignment of Proprietary Lease and the recognition agreement referenced in clause (iv) above, showing an unbroken chain of title from the originator to the Trustee;

          (ix) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Cooperative Loan; and

          (x) An executed UCC-1 financing statement showing the Master Servicer as debtor, the Company as secured party and the Trustee as assignee and an executed UCC-1 financing statement showing the Company as debtor and the Trustee as secured party, each in a form sufficient for filing, evidencing the interest of such debtors in the Cooperative Loans.

          Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                              NORWEST BANK MINNESOTA, NATIONAL  ASSOCIATION


                              By:
                              Name:
                              Title:

                                   EXHIBIT F

                            MORTGAGE LOAN SCHEDULE

  RUN ON     : 08/26/96           RFC DISCLOSURE SYSTEM       RFFSD177-01
  AT         : 12.46.01          FIXED RATE LOAN LISTING      AMORTIZED BALANCE
  SERIES     : RFMSI I 1996-S18                               CUTOFF : 08/01/96
  POOL       : 0004218
             :
             :
  POOL STATUS: F

  RFC LOAN #     S/S CODE          PMT TYPE      ORIGINAL BAL     LOAN FEATURE
                                   ORIG TERM     PRINCIPAL BAL    # OF UNITS
  ADDRESS                          ORIG RATE     ORIGINAL P+I     LTV
  ADDRESS LINE 2                   CURR NET      CURRENT P+I      VALUE
  CITY           STATE  ZIP        LOAN PURP     NOTE DATE        MI CO CODE
  SERVICER LOAN #                  PROP TYPE     1ST PMT DATE     MI CVG
  SELLER LOAN #                    OCCP CODE     MATURITY DATE
  INVESTOR LOAN #
  ______________________________________________________________________________


    1443889          637/728             F          205,000.00         ZZ
                                         360        203,651.56          2
    35-14 21ST AVENUE                  8.250          1,540.10         70
                                       8.000          1,540.10      293,000.00
    ASTORIA          NY   11105          2            09/06/95         00
    0380216664                           05           11/01/95          0
    4608402                              O            10/01/25
    0


    1447298          935/728             F           76,800.00         ZZ
                                         360         76,427.99          1
    6897 CECIL ROAD                    8.625            597.34         80
                                       8.375            597.34       96,000.00
    COCOA            FL   32927          2            11/13/95         00
    0380250937                           05           01/01/96          0
    UNKNOWN                              O            12/01/25
    0


    1461788          E22/728             F           76,000.00         T
                                         360         75,592.72          1
    501 NW NEWPORT AVENUE              8.125            564.30         80
                                       7.875            564.30       95,000.00
    BEND             OR   97701          1            11/22/95         00
    0410032288                           05           01/01/96          0
    0410032288                           O            12/01/25
    0


    1470520          B49/728             F          328,450.00         ZZ
                                         360        325,750.38          1
    1150 CAMBROOK CT                   7.625          2,324.75         72
                                       7.375          2,324.75      460,000.00
    MONUMENT         CO   80132          2            01/26/96         00
    0380324559                           05           03/01/96          0
1


    1470520                              O            02/01/26
    0


    1478651          076/076             F          756,000.00         ZZ
                                         360        755,517.92          1
    5120 SOUTHWEST HEWETT BLVD         8.250          5,679.58         74
                                       8.000          5,679.58    1,030,000.00
    PORTLAND         OR   97221          1            05/05/96         00
    54777392                             05           08/01/96          0
    54777392                             O            07/01/26
    0


    1483171          076/076             F          800,000.00         ZZ
                                         360        797,775.99          1
    3425 UNIVERSITY BOULEVARD          7.875          5,800.56         75
                                       7.625          5,800.56    1,075,000.00
    HOUSTON          TX   77005          1            03/14/96         00
    5499452                              05           05/01/96          0
    5499452                              O            04/01/26
    0


    1483706          147/728             F          184,900.00         ZZ
                                         360        184,525.30          1
    21820 FEATHER AVENUE               8.000          1,356.74         58
                                       7.750          1,356.74      320,000.00
    YORBA LINDA      CA   92687          2            04/04/96         00
    0380491655                           05           06/01/96          0
    497703                               O            05/01/26
    0


    1485616          E20/728             F          105,000.00         ZZ
                                         360        104,881.83          1
    2345 HIS WAY                       8.875            835.43         52
                                       8.625            835.43      202,000.00
    LAWRENCEVILLE    GA   30244          4            05/23/96         00
    0380491580                           05           07/01/96          0
    UNKNOWN                              O            06/01/26
    0


    1488162          B75/728             F           60,800.00         ZZ
                                         360         60,654.84          1
    125 JOHN STREET                    8.625            472.90         80
                                       8.375            472.90       76,000.00
    SHARON           WI   53585          1            03/08/96         00
    0380489469                           05           05/01/96          0
    2359461                              O            04/01/26
    0


1


    1489562          893/728             F          566,000.00         ZZ
                                         360        566,000.00          1
    41752 VARGAS ROAD                  9.000          4,554.16         66
                                       8.750          4,554.16      866,000.00
    FREMONT          CA   94539          1            07/09/96         00
    0380491358                           05           09/01/96          0
    1489562                              O            08/01/26
    0


    1489813          A91/728             F          650,000.00         ZZ
                                         360        649,079.51          1
    142 BEACH 144TH STREET             7.750          4,656.68         80
                                       7.500          4,656.68      812,500.00
    NEPONSIT         NY   11694          1            05/09/96         00
    0380431347                           05           07/01/96          0
    141166                               O            06/01/26
    0


    1491036          668/728             F          290,400.00         ZZ
                                         360        290,017.65          1
    10684 SOUTH TRAIL RIDGE CIRCLE     8.500          2,232.93         90
                                       8.250          2,232.93      322,700.00
    SANDY            UT   84092          1            05/22/96         10
    0380489782                           05           07/01/96         25
    6690127                              O            06/01/26
    0


    1491152          E57/728             F          311,250.00         ZZ
                                         360        311,250.00          1
    665 WEST MAIN STREET               8.750          2,448.61         75
                                       8.500          2,448.61      415,000.00
    TUSTIN           CA   92680          2            07/17/96         00
    0380497561                           05           09/01/96          0
    46052005151                          O            08/01/26
    0


    1494001          E75/728             F          225,000.00         ZZ
                                         360        225,000.00          1
    10 HIGHFIELD DRIVE                 9.000          1,810.40         54
                                       8.750          1,810.40      420,000.00
    DIX HILLS        NY   11746          5            07/09/96         00
    0380495375                           05           09/01/96          0
    C769                                 O            08/01/26
    0


    1494349          147/728             F          124,600.00         ZZ
                                         360        124,270.86          1
    1810 SANDALWOOD LANE               8.500            958.07         80
                                       8.250            958.07      155,800.00
1


    GRAPEVINE        TX   76051          1            04/25/96         00
    0380499534                           05           06/01/96          0
    483582                               O            05/01/26
    0


    1496714          776/728             F          255,000.00         ZZ
                                         360        254,508.83          1
    575 TWIN LANES                     8.250          1,915.73         65
                                       8.000          1,915.73      397,000.00
    SOQUEL           CA   95073          5            04/10/96         00
    0380424615                           05           06/01/96          0
    6231427                              O            05/01/26
    0


    1497300          742/728             F          100,000.00         ZZ
                                         360         99,881.50          1
    88-36 198TH STREET                 8.625            777.79         58
                                       8.375            777.79      175,000.00
    HOLLIS           NY   11423          1            05/29/96         00
    0380479148                           05           07/01/96          0
    4076840                              O            06/01/26
    0


    1498018          A07/728             F          318,500.00         ZZ
                                         360        318,048.97          1
    5277 SOUTH 1035 EAST               7.750          2,281.77         77
                                       7.500          2,281.77      415,000.00
    SOUTH OGDEN      UT   84403          2            05/31/96         00
    0380452665                           05           07/01/96          0
    960226                               O            06/01/26
    0


    1498388          375/728             F          125,000.00         ZZ
                                         360        124,844.07          1
    7140 E SUNNYVALE ROAD              8.375            950.09         63
                                       8.125            950.09      200,000.00
    SCOTTSDALE       AZ   85253          2            05/10/96         00
    0380495185                           05           07/01/96          0
    UNKNOWN                              O            06/01/26
    0


    1498492          559/728             F          529,000.00         ZZ
                                         360        529,000.00          1
    25 WOLF GLEN WAY                   8.375          4,020.78         66
                                       8.125          4,020.78      802,332.00
    KENTFIELD        CA   94904          1            07/03/96         00
    0380497264                           05           09/01/96          0
    5321161                              O            08/01/26
    0
1




    1498655          375/728             F          204,000.00         ZZ
                                         360        203,654.34          1
    5 RIVER ST                         8.875          1,623.12         72
                                       8.625          1,623.12      286,744.00
    EASTON           MA   02334          2            04/09/96         00
    0380471533                           05           06/01/96          0
    325816                               O            05/01/26
    0


    1498783          638/G01             F          255,000.00         ZZ
                                         360        255,000.00          1
    107 APPIAN WAY                     8.500          1,960.73         75
                                       8.250          1,960.73      340,000.00
    SOUTH SAN FRANC  CA   94080          2            07/02/96         00
    0430000851                           05           09/01/96          0
    8571442                              O            08/01/26
    0


    1498863          766/728             F          261,000.00         ZZ
                                         360        260,534.39          1
    10400 SW 120 STREET                8.625          2,030.03         90
                                       8.375          2,030.03      290,000.00
    MIAMI            FL   33176          1            04/29/96         14
    0380436155                           05           06/01/96         25
    96SG0352                             O            05/01/26
    0


    1499570          B75/728             F           44,800.00         ZZ
                                         360         44,724.09          1
    1112 NORTH LINWOOD AVENUE          8.875            356.45         80
                                       8.625            356.45       56,000.00
    INDIANAPOLIS     IN   46201          1            04/19/96         00
    0380491267                           05           06/01/96          0
    2562593                              O            05/01/26
    0


    1499710          F27/728             F          244,000.00         ZZ
                                         360        243,663.06          1
    1849 HORSEBACK TRAIL               7.875          1,769.17         80
                                       7.625          1,769.17      305,000.00
    VIENNA           VA   22182          1            05/29/96         00
    0380496365                           05           07/01/96          0
    116200299                            O            06/01/26
    0


    1499910          776/728             F          210,400.00         ZZ
                                         360        210,156.94          1
1


    33440 OVERLAND TRAIL               8.750          1,655.22         80
                                       8.500          1,655.22      263,000.00
    AGUA DULCE AREA  CA   91350          2            04/30/96         00
    0380490103                           05           07/01/96          0
    2130952                              O            06/01/26
    0


    1500183          776/728             F          195,200.00         ZZ
                                         360        194,758.25          1
    4508 SOUTHWEST ALASKA STREET       8.375          1,483.66         80
                                       8.125          1,483.66      244,000.00
    SEATTLE          WA   98116          1            04/25/96         00
    0380444761                           07           06/01/96          0
    5529622                              O            05/01/26
    0


    1500764          F27/728             F          181,600.00         ZZ
                                         360        181,481.20          1
    1311 CASSIA STREET                 8.125          1,348.38         80
                                       7.875          1,348.38      227,000.00
    HERNDON          VA   22070          1            06/24/96         00
    0380482191                           03           08/01/96          0
    116197222                            O            07/01/26
    0


    1500916          742/728             F           80,000.00         ZZ
                                         360         80,000.00          1
    3426 BAY FRONT PLACE               9.250            658.14         52
                                       9.000            658.14      155,000.00
    BALDWIN          NY   11510          1            07/10/96         00
    0380500224                           05           09/01/96          0
    4087409                              O            08/01/26
    0


    1500940          F27/728             F          250,000.00         ZZ
                                         360        249,836.46          1
    5613 WILLOW VALLEY ROAD            8.125          1,856.25         73
                                       7.875          1,856.25      346,300.00
    CLIFTON          VA   22024          1            06/27/96         00
    0380489717                           05           08/01/96          0
    UNKNOWN                              O            07/01/26
    0


    1501008          B75/728             F          265,450.00         ZZ
                                         360        265,000.23          1
    553 MONARCH RIDGE DRIVE            8.875          2,112.04         90
                                       8.625          2,112.04      295,000.00
    WALNUT CREEK     CA   94596          1            04/08/96         04
    0380446113                           09           06/01/96         25
1


    2589992                              O            05/01/26
    0


    1501153          964/728             F          204,375.00         ZZ
                                         360        204,375.00          1
    5 TOMASINI CANYON ROAD             8.875          1,626.10         75
                                       8.625          1,626.10      272,500.00
    POINT REYES STA  CA   94956          1            06/18/96         00
    0380488925                           05           09/01/96          0
    18569                                O            08/01/26
    0


    1501229          936/728             F          378,000.00         BB
                                         360        377,606.55          1
    13429 CONTOUR DRIVE                9.250          3,109.72         90
                                       9.000          3,109.72      420,000.00
    SHERMAN OAKS     CA   91423          1            05/02/96         11
    0380449612                           05           07/01/96         25
    6066856                              O            06/01/26
    0


    1501651          147/728             F          497,000.00         ZZ
                                         360        496,426.01          1
    1145 VIA ZUMAYA                    8.750          3,909.91         70
                                       8.500          3,909.91      710,000.00
    PALOS VERDES ES  CA   90274          1            05/24/96         00
    0380499310                           05           07/01/96          0
    635489                               O            06/01/26
    0


    1501685          601/728             F          440,000.00         ZZ
                                         360        439,108.40          1
    750 315TH AVENUE NE                8.000          3,228.56         80
                                       7.750          3,228.56      550,000.00
    CAMBRIDGE        MN   55008          4            04/19/96         00
    0380493131                           05           06/01/96          0
    14314                                O            05/01/26
    0


    1501976          147/728             F          271,200.00         ZZ
                                         360        271,035.70          1
    1337 9TH STREET                    8.500          2,085.30         80
                                       8.250          2,085.30      339,000.00
    MANHATTAN BEACH  CA   90266          1            06/03/96         00
    0380499567                           05           08/01/96          0
    509274                               O            07/01/26
    0


1


    1501992          147/728             F          525,000.00         ZZ
                                         360        524,377.85          1
    25581 SADDLE ROCK PLACE            8.625          4,083.40         78
                                       8.375          4,083.40      675,000.00
    LAGUNA HILLS     CA   92653          1            05/29/96         00
    0380499492                           03           07/01/96          0
    856567                               O            06/01/26
    0


    1502022          624/728             F          245,000.00         ZZ
                                         360        244,859.04          1
    18889 FOREST HOME ROAD             8.750          1,927.42         78
                                       8.500          1,927.42      315,000.00
    PLYMOUTH         CA   95669          1            06/11/96         00
    0380489709                           05           08/01/96          0
    51003060456                          O            07/01/26
    0


    1502034          976/728             F          236,000.00         ZZ
                                         360        236,000.00          1
    44757 SUN VALLEY DRIVE             8.250          1,772.99         75
                                       8.000          1,772.99      315,000.00
    KING CITY        CA   93930          4            07/02/96         00
    0380497520                           03           09/01/96          0
    639947                               O            08/01/26
    0


    1502444          685/728             F          323,100.00         ZZ
                                         360        322,763.71          1
    15115 OTSEGO STREET                9.250          2,658.06         90
                                       9.000          2,658.06      359,000.00
    SHERMAN OAKS AR  CA   91403          1            05/15/96         11
    0380456781                           05           07/01/96         25
    104506                               O            06/01/26
    0


    1502995          976/728             F          340,000.00         ZZ
                                         360        339,794.02          1
    5027 MACARTHUR BOULEVARD NW        8.500          2,614.31         80
                                       8.250          2,614.31      425,000.00
    WASHINGTON       DC   20016          2            06/18/96         00
    0380483454                           05           08/01/96          0
    057408                               O            07/01/26
    0


    1503053          A71/728             F          284,000.00         ZZ
                                         360        283,844.87          1
    21841 VIA DE LA LUZ                9.000          2,285.13         80
                                       8.750          2,285.13      355,000.00
1


    TRABUCO CANYON   CA   92679          2            06/06/96         00
    0380467358                           03           08/01/96          0
    9605148185                           O            07/01/26
    0


    1503082          936/728             F          240,000.00         ZZ
                                         360        239,243.61          1
    20617 EAST TRUSS COURT             8.375          1,824.18         75
                                       8.125          1,824.18      320,000.00
    DIAMOND BAR      CA   91789          2            02/29/96         00
    0380483892                           05           04/01/96          0
    6018907                              O            03/01/26
    0


    1503453          462/728             F          176,700.00         ZZ
                                         360        176,608.39          1
    3008 WEST GLENAVEN AVENUE          9.250          1,453.67         95
                                       9.000          1,453.67      186,000.00
    ALHAMBRA         CA   91803          2            06/27/96         10
    0380489378                           05           08/01/96         30
    4478277                              O            07/01/26
    0


    1503581          147/728             F           95,000.00         ZZ
                                         360         94,893.07          1
    5218 NORTH ORIOLE AVENUE           8.875            755.87         66
                                       8.625            755.87      145,000.00
    CHICAGO          IL   60656          1            06/05/96         00
    0380499385                           05           07/01/96          0
    488764                               O            06/01/26
    0


    1504000          A88/728             F          369,000.00         ZZ
                                         360        369,000.00          1
    7236 TRAVELERS REST CIRCLE         9.125          3,002.31         51
                                       8.875          3,002.31      732,000.00
    EASTON           MD   21601          1            07/08/96         00
    0380485731                           05           09/01/96          0
    100960275                            O            08/01/26
    0


    1504384          976/728             F          248,000.00         ZZ
                                         360        247,849.76          1
    7354 HOWARD LANE                   8.500          1,906.91         80
                                       8.250          1,906.91      310,000.00
    EDEN PRAIRIE     MN   55346          1            06/13/96         00
    0380487679                           03           08/01/96          0
    58209                                O            07/01/26
    0
1




    1504464          668/G01             F          400,000.00         ZZ
                                         360        400,000.00          1
    15534 EAST PRENTICE LANE           8.500          3,075.66         74
                                       8.250          3,075.66      543,500.00
    AURORA           CO   80015          1            07/12/96         00
    0430003319                           05           09/01/96          0
    6768998                              O            08/01/26
    0


    1504487          975/728             F          468,000.00         ZZ
                                         360        468,000.00          1
    9800 NEWVILLE AVENUE               8.750          3,681.76         80
                                       8.500          3,681.76      585,000.00
    DOWNEY           CA   90240          1            07/01/96         00
    0380489055                           05           09/01/96          0
    961686                               O            08/01/26
    0


    1504630          076/076             F          845,000.00         ZZ
                                         360        844,513.84          1
    1600  SOUTHEAST 376TH STREET       8.750          6,647.62         65
                                       8.500          6,647.62    1,300,000.00
    AUBURN           WA   98092          2            06/12/96         00
    7013056                              05           08/01/96          0
    7013056                              O            07/01/26
    0


    1505125          559/728             F          396,000.00         ZZ
                                         354        395,221.79          1
    995 CLINTONIA AVENUE               8.375          3,021.35         80
                                       8.125          3,021.35      495,000.00
    SAN JOSE         CA   95125          4            06/24/96         00
    0380496555                           05           06/01/96          0
    372789                               O            11/01/25
    0


    1505332          171/728             F          420,000.00         ZZ
                                         360        419,770.58          1
    11437 BOLAS STREET                 9.000          3,379.42         74
                                       8.750          3,379.42      570,000.00
    LOS ANGELES      CA   90049          1            06/28/96         00
    0380498221                           05           08/01/96          0
    67094346                             O            07/01/26
    0


    1505397          731/728             F          194,400.00         ZZ
                                         360        194,197.66          2
1


    552-554 FIRST STREET               9.250          1,599.28         80
                                       9.000          1,599.28      243,000.00
    SAN BRUNO        CA   94066          1            05/24/96         00
    0380465006                           05           07/01/96          0
    110540831                            O            06/01/26
    0


    1505409          668/728             F          263,600.00         ZZ
                                         360        263,431.91          1
    4606 242ND AVENUE SOUTHEAST        8.250          1,980.34         80
                                       8.000          1,980.34      329,500.00
    ISSAQUAH         WA   98029          1            06/11/96         00
    0380495227                           03           08/01/96          0
    6793517                              O            07/01/26
    0


    1505411          B75/728             F          460,900.00         ZZ
                                         360        460,661.06          1
    10545  LENNOX LANE                 9.250          3,791.71         64
                                       9.000          3,791.71      725,000.00
    DALLAS           TX   75229          2            06/17/96         00
    0380493172                           05           08/01/96          0
    2586238                              O            07/01/26
    0


    1505580          976/728             F          351,000.00         ZZ
                                         360        350,798.06          1
    9519 DENEEN DRIVE N.W.             8.750          2,761.32         78
                                       8.500          2,761.32      450,500.00
    ALBUQUERQUE      NM   87114          2            06/20/96         00
    0380497546                           05           08/01/96          0
    600320                               O            07/01/26
    0


    1505587          976/728             F          227,700.00         ZZ
                                         360        227,578.82          1
    708 BENT TREE COURT                9.125          1,852.65         80
                                       8.875          1,852.65      284,677.00
    COPPELL          TX   75019          1            06/19/96         00
    0380492554                           05           08/01/96          0
    794107                               O            07/01/26
    0


    1505631          E75/728             F          341,600.00         ZZ
                                         360        341,600.00          1
    1201 GALLOPING HILL ROAD           9.000          2,748.59         80
                                       8.750          2,748.59      427,000.00
    FAIRFIELD        CT   06430          1            07/19/96         00
    0380498536                           05           09/01/96          0
1


    AVIGNONE                             O            08/01/26
    0


    1505759          559/728             F          464,000.00         ZZ
                                         360        464,000.00          1
    492 LOS PAJAROS COURT              8.375          3,526.74         80
                                       8.125          3,526.74      580,000.00
    LOS ALTOS        CA   94024          2            06/28/96         00
    0380487653                           05           09/01/96          0
    5341698                              O            08/01/26
    0


    1505823          136/728             F          168,750.00         ZZ
                                         360        168,550.01          1
    640 STEWART AVENUE                 8.625          1,312.52         75
                                       8.375          1,312.52      225,000.00
    NEW HYDE PARK    NY   11040          1            05/16/96         00
    0380471731                           05           07/01/96          0
    1392200                              O            06/01/26
    0


    1505839          601/728             F          210,000.00         ZZ
                                         360        209,738.04          1
    12621 WATERMAN DRIVE               8.375          1,596.15         67
                                       8.125          1,596.15      314,000.00
    RALEIGH          NC   27614          5            05/03/96         00
    0380494642                           03           07/01/96          0
    1083005                              O            06/01/26
    0


    1505944          559/G01             F          237,100.00         ZZ
                                         360        237,100.00          1
    435 1ST AVENUE                     8.750          1,865.27         75
                                       8.500          1,865.27      316,171.00
    HALF MOON BAY    CA   94019          4            07/08/96         00
    0430002634                           05           09/01/96          0
    5329412                              O            08/01/26
    0


    1506021          776/728             F          560,000.00         ZZ
                                         360        559,694.11          1
    9429 NORTH WINTERWOOD LANE         9.000          4,505.89         79
                                       8.750          4,505.89      715,000.00
    BOISE            ID   83703          1            06/06/96         00
    0380495789                           05           08/01/96          0
    2531423                              O            07/01/26
    0


1


    1506327          A39/728             F          284,000.00         ZZ
                                         360        284,000.00          1
    7911 MENCKEN AVENUE                8.875          2,259.63         80
                                       8.625          2,259.63      355,000.00
    WEST HILLS       CA   91304          1            07/01/96         00
    0380486358                           05           09/01/96          0
    9600520RFC                           O            08/01/26
    0


    1506675          B42/G01             F          290,000.00         ZZ
                                         360        290,000.00          1
    9923 PESCADERO ROAD                8.500          2,229.85         55
                                       8.250          2,229.85      533,000.00
    LOMA MAR         CA   94021          1            07/12/96         00
    0430002295                           05           09/01/96          0
    26644                                O            08/01/26
    0


    1506771          696/728             F          292,000.00         ZZ
                                         360        291,788.66          1
    41951 SADDLEBROOK PLACE            7.625          2,066.76         80
                                       7.375          2,066.76      365,000.00
    LEESBURG         VA   22075          1            06/05/96         00
    0380477696                           03           08/01/96          0
    2177609                              O            07/01/26
    0


    1506830          B24/728             F          333,900.00         ZZ
                                         360        333,670.21          1
    77 WILTON WOODS ROAD               7.875          2,421.01         90
                                       7.625          2,421.01      371,000.00
    WILTON           CT   06897          1            06/25/96         11
    0380469784                           05           08/01/96         25
    156359                               O            07/01/26
    0


    1506933          147/728             F          204,850.00         ZZ
                                         360        204,732.14          1
    35 HOLLYLEAF                       8.750          1,611.56         75
                                       8.500          1,611.56      274,000.00
    ALISO VIEJO      CA   92656          1            06/26/96         00
    0380499450                           05           08/01/96          0
    624035                               O            07/01/26
    0


    1506982          E22/728             F           97,150.00         ZZ
                                         360         97,036.36          1
    5831 SW 87TH STREET                8.750            764.28         39
                                       8.500            764.28      255,000.00
1


    SOUTH MIAMI      FL   33143          1            06/06/96         00
    0410187603                           05           07/01/96          0
    410187603                            O            06/01/26
    0


    1507007          562/562             F          219,500.00         ZZ
                                         360        219,198.34        498
    15 WEST 72ND STREET                9.875          1,906.03         60
    APT. 2L & 2M                       9.125          1,906.03      370,000.00
    NEW YORK         NY   10023          2            04/17/96         00
    508978                               12           06/01/96          0
    508978                               O            05/01/26
    0


    1507135          776/728             F          202,800.00         ZZ
                                         360        202,680.27          1
    12289 CHERRY GROVE STREET          8.625          1,577.36         80
                                       8.375          1,577.36      253,500.00
    MOORPARK         CA   93021          1            06/11/96         00
    0380477209                           03           08/01/96          0
    2133995                              O            07/01/26
    0


    1507224          069/728             F          205,600.00         ZZ
                                         360        205,600.00          1
    4531 TALISMAN STREET               8.750          1,617.46         80
                                       8.500          1,617.46      257,000.00
    TORRANCE         CA   90503          1            06/26/96         00
    0380499203                           05           09/01/96          0
    212111771                            O            08/01/26
    0


    1507234          B93/728             F          250,000.00         ZZ
                                         360        250,000.00          1
    8540 EAST MCDOWELL ROAD #38        9.000          2,011.56         80
                                       8.750          2,011.56      313,000.00
    MESA             AZ   85207          4            07/10/96         00
    0380493305                           05           09/01/96          0
    1000016190                           O            08/01/26
    0


    1507238          976/728             F          232,750.00         ZZ
                                         360        232,619.51          1
    1817 BAYONNE COURT                 8.875          1,851.87         95
                                       8.625          1,851.87      245,000.00
    BEL AIR          MD   21015          1            06/28/96         12
    0380497975                           03           08/01/96         30
    057732                               O            07/01/26
    0
1




    1507243          637/728             F          193,100.00         ZZ
                                         360        192,999.89          1
    105 SHERMAN AVENUE                 9.250          1,588.59         75
                                       9.000          1,588.59      257,500.00
    WHITE PLAINS     NY   10607          1            06/28/96         00
    0380491036                           05           08/01/96          0
    9258328                              O            07/01/26
    0


    1507253          B79/728             F          383,200.00         ZZ
                                         360        383,200.00          1
    852 CROSSBROOK COURT               8.625          2,980.49         80
                                       8.375          2,980.49      479,000.00
    MORAGA           CA   94556          1            07/01/96         00
    0380492075                           05           09/01/96          0
    019279                               O            08/01/26
    0


    1507272          731/728             F          236,000.00         ZZ
                                         360        235,849.51          1
    11312 ARROYO AVENUE                8.250          1,772.99         80
                                       8.000          1,772.99      295,000.00
    SANTA ANA AREA   CA   92705          1            06/05/96         00
    0380489998                           05           08/01/96          0
    411510593                            O            07/01/26
    0


    1507280          253/728             F          100,000.00         T
                                         360         99,946.78          1
    6347 N. 73RD WAY #11               9.125            813.64         61
                                       8.875            813.64      166,620.00
    SCOTTSDALE       AZ   85250          1            06/11/96         00
    0380484734                           01           08/01/96          0
    319143                               O            07/01/26
    0


    1508222          776/728             F          264,000.00         ZZ
                                         360        264,000.00          1
    3417 CEDARDALE DRIVE               8.875          2,100.51         80
                                       8.625          2,100.51      330,000.00
    SAN JOSE         CA   95148          1            07/10/96         00
    0380495201                           05           09/01/96          0
    6233681                              O            08/01/26
    0


    1508364          561/728             F          171,550.00         ZZ
                                         360        171,313.10          1
1


    507 BLACKBIRD DRIVE                7.875          1,243.86         75
                                       7.625          1,243.86      228,777.00
    HOCKESSIN        DE   19707          1            05/31/96         00
    0380481334                           03           07/01/96          0
    8674285                              O            06/01/26
    0


    1508461          E57/728             F          549,000.00         ZZ
                                         360        549,000.00          1
    8 SHORELINE                        8.875          4,368.09         79
                                       8.625          4,368.09      700,000.00
    IRVINE           CA   92714          2            07/03/96         00
    0380494634                           05           09/01/96          0
    70892005211                          O            08/01/26
    0


    1508519          624/728             F           50,000.00         ZZ
                                         360         49,945.18          1
    4369 SUNRIDGE DRIVE                9.000            402.31         43
                                       8.750            402.31      118,700.00
    LOVELAND         CO   80538          1            05/28/96         00
    0380475971                           05           07/01/96          0
    73010160013                          O            06/01/26
    0


    1508609          A63/728             F          235,200.00         ZZ
                                         360        235,200.00          1
    2307 CHESHIRE LANE                 7.625          1,664.73         80
                                       7.375          1,664.73      294,000.00
    ALEXANDRIA       VA   22307          1            07/16/96         00
    0380496605                           05           09/01/96          0
    043002845                            O            08/01/26
    0


    1508658          B27/728             F          309,000.00         ZZ
                                         360        309,000.00          1
    125 STANDISH STREET                8.125          2,294.32         38
                                       7.875          2,294.32      832,000.00
    DUXBURY          MA   02332          2            07/03/96         00
    0380487810                           05           09/01/96          0
    11017643                             O            08/01/26
    0


    1508800          976/728             F          247,450.00         ZZ
                                         360        247,450.00          1
    3407 SCENIC ELM STREET             9.125          2,013.34         95
                                       8.875          2,013.34      260,500.00
    HOUSTON          TX   77059          1            07/11/96         04
    0380497652                           03           09/01/96         30
1


    182453                               O            08/01/26
    0


    1508817          B79/728             F          328,800.00         ZZ
                                         360        328,800.00          1
    6405 VICANNA DRIVE                 8.625          2,557.37         80
                                       8.375          2,557.37      411,000.00
    SAN JOSE         CA   95129          1            07/02/96         00
    0380495268                           05           09/01/96          0
    019270                               O            08/01/26
    0


    1508946          267/267             F          220,000.00         ZZ
                                         360        219,725.56          1
    10 HAWTHORNE AVENUE                8.375          1,672.16         65
                                       8.125          1,672.16      339,000.00
    SAN ANSELMO      CA   94960          5            05/23/96         00
    4412982                              05           07/01/96          0
    4412982                              O            06/01/26
    0


    1509092          E22/728             F          648,000.00         ZZ
                                         360        647,636.72          1
    7703 SADLER AVENUE                 8.875          5,155.78         80
                                       8.625          5,155.78      810,000.00
    MOUNT DORA       FL   32757          1            06/17/96         00
    0410189120                           05           08/01/96          0
    410189120                            O            07/01/26
    0


    1509187          668/728             F          415,000.00         ZZ
                                         360        415,000.00          1
    1430 MILAN COURT                   8.750          3,264.81         73
                                       8.500          3,264.81      575,000.00
    LIVERMORE        CA   94550          2            07/03/96         00
    0380499195                           05           09/01/96          0
    6820104                              O            08/01/26
    0


    1509207          A52/728             F          224,450.00         ZZ
                                         360        224,324.17          1
    6519 COX DRIVE                     8.875          1,785.82         90
                                       8.625          1,785.82      249,900.00
    FLOWERY BRANCH   GA   30542          1            06/28/96         12
    0380472796                           05           08/01/96         25
    156773                               O            07/01/26
    0


1


    1509324          A46/728             F          314,000.00         ZZ
                                         360        314,000.00          1
    9173 BRAIR FOREST DRIVE            8.625          2,442.26         80
                                       8.375          2,442.26      392,500.00
    HOUSTON          TX   77024          1            07/01/96         00
    0380486010                           05           09/01/96          0
    UNKNOWN                              O            08/01/26
    0


    1509341          976/728             F          302,450.00         ZZ
                                         360        302,450.00          1
    7801 MEADOWVALE TERRACE            8.750          2,379.38         80
                                       8.500          2,379.38      378,100.00
    LAYTONSVILLE     MD   20882          1            07/12/96         00
    0380497488                           03           09/01/96          0
    057727                               O            08/01/26
    0


    1509343          559/G01             F          600,000.00         ZZ
                                         360        600,000.00          1
    14670 SOBEY ROAD                   8.125          4,454.99         64
                                       7.875          4,454.99      940,000.00
    SARATOGA         CA   95070          1            07/16/96         00
    0430002535                           05           09/01/96          0
    5349683                              O            08/01/26
    0


    1509524          893/728             F          244,000.00         ZZ
                                         360        244,000.00          1
    68 BELMONT DRIVE                   8.750          1,919.55         80
                                       8.500          1,919.55      305,000.00
    DALY CITY        CA   94015          2            07/19/96         00
    0380499013                           05           09/01/96          0
    1509524                              O            08/01/26
    0


    1509536          976/728             F          386,200.00         ZZ
                                         360        384,919.61          1
    25 STONEGATE PARK COURT            8.125          2,867.53         90
                                       7.875          2,867.53      430,000.00
    SPRING           TX   77379          2            02/22/96         10
    0380490251                           03           04/01/96         25
    617166                               O            03/01/26
    0


    1509586          936/728             F          261,250.00         ZZ
                                         360        261,091.73          1
    673 PARK HILL ROAD (LOT 15)        8.500          2,008.79         95
                                       8.250          2,008.79      275,000.00
1


    NORTHAMPTON      MA   01060          1            06/14/96         11
    0380490475                           05           08/01/96         30
    6065452                              O            07/01/26
    0


    1509678          171/728             F          211,500.00         ZZ
                                         360        211,500.00          1
    6524 RYCOFT DRIVE                  8.875          1,682.79         90
                                       8.625          1,682.79      235,000.00
    RIVERSIDE        CA   92506          2            07/09/96         01
    0380496894                           05           09/01/96         25
    67094447                             O            08/01/26
    0


    1509696          893/728             F          500,000.00         ZZ
                                         360        500,000.00          1
    233 SONORA DRIVE                   8.875          3,978.22         79
                                       8.625          3,978.22      635,000.00
    SAN MATEO        CA   94402          1            07/12/96         00
    0380491556                           05           09/01/96          0
    1509696                              O            08/01/26
    0


    1509736          776/728             F          604,000.00         ZZ
                                         360        603,614.85          1
    934 FISKE STREET                   8.250          4,537.65         80
    PACIFIC PALISADES AREA             8.000          4,537.65      755,000.00
    LOS ANGELES      CA   90272          1            06/05/96         00
    0380486127                           05           08/01/96          0
    2132732                              O            07/01/26
    0


    1509831          640/728             F          329,100.00         ZZ
                                         353        327,883.08          1
    4732 MALLARD LAKE COVE             8.125          2,455.03         80
                                       7.875          2,455.03      411,400.00
    COLLIERVILLE     TN   38017          4            03/06/96         00
    0380490806                           05           04/01/96          0
    5682216                              O            08/01/25
    0


    1509839          105/728             F          175,000.00         ZZ
                                         360        174,873.34          1
    25423 PLANTING FIELD DRIVE         7.625          1,238.64         70
                                       7.375          1,238.64      253,124.00
    SOUTH RIDING     VA   22021          1            06/21/96         00
    0380481409                           03           08/01/96          0
    919274                               O            07/01/26
    0
1




    1509868          560/560             F          225,600.00         ZZ
                                         360        212,511.35          1
    7801   LOIS COURT                  9.250          1,855.96         80
                                       9.000          1,855.96      283,000.00
    ADAMSTOWN        MD   21710          1            10/12/89         00
    217261247                            05           12/01/89          0
    217261247                            O            11/01/19
    0


    1509914          560/560             F          228,000.00         R
                                         360        227,221.34          1
    237 BAYSHORE DR                    8.500          1,753.13         80
                                       8.250          1,753.13      285,000.00
    HENDERSONVILLE   TN   37075          1            05/23/96         00
    450437371                            05           07/01/96          0
    450437371                            O            06/01/26
    0


    1509929          560/560             F          279,750.00         ZZ
                                         360        279,404.46          1
    2 PARK CIRCLE                      9.250          2,301.44         75
                                       9.000          2,301.44      373,000.00
    NORTH HAMPTON    NH   03862          1            05/31/96         00
    450448865                            05           07/01/96          0
    450448865                            O            06/01/26
    0


    1511395          B27/728             F          239,400.00         ZZ
                                         360        239,265.78          1
    150 CONCORD AVENUE                 8.875          1,904.78         90
                                       8.625          1,904.78      266,000.00
    LEXINGTON        MA   02173          1            06/28/96         11
    0380488966                           05           08/01/96         25
    100107627                            O            07/01/26
    0


    1511456          E22/728             F          622,000.00         ZZ
                                         360        621,642.14          1
    4307 ROMA COURT                    8.750          4,893.28         80
                                       8.500          4,893.28      777,500.00
    MARINA DEL REY   CA   90292          1            06/12/96         00
    0410037907                           05           08/01/96          0
    410037907                            O            07/01/26
    0


    1511494          731/728             F          272,000.00         ZZ
                                         360        271,835.23          1
1


    3259 W. SIERRA DRIVE               8.500          2,091.44         80
    WESTLAKE VILLAGE AREA              8.250          2,091.44      340,000.00
    THOUSAND OAKS    CA   91362          1            06/20/96         00
    0380490970                           05           08/01/96          0
    1001070                              O            07/01/26
    0


    1511520          976/728             F          327,150.00         ZZ
                                         360        326,971.30          1
    995 PINE LAKE ROAD                 9.000          2,632.33         75
                                       8.750          2,632.33      436,200.00
    TARPON SPRINGS   FL   34689          1            06/21/96         00
    0380485608                           03           08/01/96          0
    212173                               O            07/01/26
    0


    1511524          608/728             F          372,000.00         ZZ
                                         360        371,750.40          1
    101 WEATHERBURN WAY                8.000          2,729.60         80
                                       7.750          2,729.60      465,000.00
    NEWTOWN SQUARE   PA   19073          1            06/26/96         00
    0380495656                           03           08/01/96          0
    0050012556                           O            07/01/26
    0


    1511549          470/728             F          217,650.00         ZZ
                                         360        217,537.16          1
    28230 WEST FOOTHILL ROAD           9.250          1,790.56         95
                                       9.000          1,790.56      229,115.00
    CASTAIC AREA     CA   91384          1            06/18/96         11
    0380486689                           05           08/01/96         30
    23000836                             O            07/01/26
    0


    1511602          201/728             F          300,000.00         ZZ
                                         360        299,596.08          1
    91 SOUTH MEADOWMIST CIRCLE         8.000          2,201.29         60
                                       7.750          2,201.29      507,000.00
    THE WOODLANDS    TX   77381          1            05/24/96         00
    0380486580                           03           07/01/96          0
    7800901881                           O            06/01/26
    0


    1511641          686/G01             F          285,000.00         ZZ
                                         360        284,635.29          1
    3348 JOHNSON ROAD                  8.250          2,141.11         43
                                       8.000          2,141.11      665,000.00
    LAFAYETTE        CA   94549          5            05/29/96         00
    0430000158                           05           07/01/96          0
1


    30816850440                          O            06/01/26
    0


    1511642          686/G01             F          100,000.00         T
                                         360         99,945.37          1
    14313 CAIRNWOOD COURT              9.000            804.63         56
                                       8.750            804.63      181,333.00
    ORLANDO          FL   32837          1            06/03/96         00
    0430000034                           03           08/01/96          0
    30817378391                          O            07/01/26
    0


    1511653          686/G01             F          263,200.00         ZZ
                                         360        263,038.90          1
    7215 MONTEREY STREET               8.450          2,014.47         80
                                       8.200          2,014.47      329,000.00
    LA VERNE         CA   91750          1            06/03/96         00
    0430000182                           05           08/01/96          0
    30817524846                          O            07/01/26
    0


    1511654          686/G01             F           66,500.00         ZZ
                                         360         66,464.61          1
    8250 NW 47 COURT                   9.125            541.07         70
                                       8.875            541.07       95,000.00
    LAUDERHILL       FL   33351          1            06/04/96         00
    0430000208                           05           08/01/96          0
    30817462583                          O            07/01/26
    0


    1511656          686/G01             F           33,750.00         ZZ
                                         360         33,731.07          1
    406 WEST GARLAND AVENUE            8.875            268.54         75
                                       8.625            268.54       45,000.00
    SPOKANE          WA   99205          1            06/03/96         00
    0430000307                           05           08/01/96          0
    30817544034                          O            07/01/26
    0


    1511657          686/G01             F           67,000.00         ZZ
                                         360         66,959.83          1
    8933 GORGE COURT                   8.550            517.55         50
                                       8.300            517.55      135,000.00
    SANTEE           CA   92071          5            06/03/96         00
    0430000315                           05           08/01/96          0
    30817565484                          O            07/01/26
    0


1


    1511659          686/G01             F          162,000.00         ZZ
                                         360        161,908.80          1
    280 DIX-LEE-ON DRIVE               8.855          1,286.63         74
                                       8.605          1,286.63      220,500.00
    FAIRBURN         GA   30213          2            06/04/96         00
    0430000364                           05           08/01/96          0
    30817127228                          O            07/01/26
    0


    1511660          686/G01             F          300,000.00         ZZ
                                         360        299,827.39          1
    1418 ESSEX LANE                    8.750          2,360.11         54
                                       8.500          2,360.11      560,000.00
    GLENDALE         CA   91207          1            06/06/96         00
    0430000380                           05           08/01/96          0
    30817359680                          O            07/01/26
    0


    1511670          686/G01             F          150,500.00         ZZ
                                         360        150,417.79          1
    26 EMERSON ROAD                    9.000          1,210.96         70
                                       8.750          1,210.96      215,000.00
    SEVERNA PARK     MD   21146          5            06/12/96         00
    0430000539                           05           08/01/96          0
    30817687536                          O            07/01/26
    0


    1511674          686/G01             F          365,000.00         ZZ
                                         360        364,778.88          1
    4901 N. LIVE OAK CANYON RD         8.500          2,806.54         79
                                       8.250          2,806.54      465,000.00
    LA VERNE         CA   91750          2            06/03/96         00
    0430000588                           05           08/01/96          0
    30817653363                          O            07/01/26
    0


    1511676          686/G01             F           94,000.00         ZZ
                                         360         93,947.30          1
    377 GRINDSTEAD ROAD                8.875            747.91         39
                                       8.625            747.91      244,000.00
    SEVERNA PARK     MD   21146          1            06/18/96         00
    0430000604                           03           08/01/96          0
    30817688609                          O            07/01/26
    0


    1511682          686/G01             F          137,000.00         ZZ
                                         360        136,923.19          2
    2730 N RUTHERFORD AVENUE           8.875          1,090.04         75
                                       8.625          1,090.04      183,000.00
1


    CHICAGO          IL   60635          1            06/20/96         00
    0430000612                           05           08/01/96          0
    30817697360                          O            07/01/26
    0


    1511685          686/G01             F          237,500.00         ZZ
                                         360        237,356.12          1
    16015 AVENIDA SAN MIGUEL           8.500          1,826.17         71
                                       8.250          1,826.17      337,500.00
    LA MIRADA        CA   90638          1            06/04/96         00
    0430000398                           03           08/01/96          0
    30817653728                          O            07/01/26
    0


    1511686          686/G01             F           60,000.00         ZZ
                                         360         59,965.47          1
    2115 HALSEY DR                     8.750            472.03         43
                                       8.500            472.03      140,000.00
    DES PLAINES      IL   60016          1            06/21/96         00
    0430000224                           05           08/01/96          0
    30817699606                          O            07/01/26
    0


    1511688          686/G01             F           72,000.00         ZZ
                                         360         71,957.71          1
    1911 SOMMERSET PLACE               8.650            561.29         66
                                       8.400            561.29      110,000.00
    CLEARWATER       FL   34620          1            06/21/96         00
    0430000257                           03           08/01/96          0
    30816988703                          O            07/01/26
    0


    1511689          686/G01             F          450,000.00         ZZ
                                         360        449,766.71          1
    8005 SW 52ND AVENUE                9.250          3,702.04         70
                                       9.000          3,702.04      650,000.00
    MIAMI            FL   33143          5            06/19/96         00
    0430000265                           05           08/01/96          0
    30817463409                          O            07/01/26
    0


    1511690          686/G01             F           64,800.00         ZZ
                                         360         64,762.71          1
    3597 NW 36TH TERRACE               8.750            509.79         80
                                       8.500            509.79       81,000.00
    LAUDERDALE LAKE  FL   33309          5            06/18/96         00
    0430000281                           05           08/01/96          0
    30817463912                          O            07/01/26
    0
1




    1511691          686/G01             F          240,000.00         ZZ
                                         360        239,865.45          1
    600 LOGANS LANE                    8.875          1,909.55         80
                                       8.625          1,909.55      300,491.00
    SOUTHLAKE        TX   76092          1            06/21/96         00
    0430000299                           03           08/01/96          0
    30817669971                          O            07/01/26
    0


    1511758          A01/728             F          190,000.00         ZZ
                                         360        189,890.68          1
    876 S COLUMBINE STREET             8.750          1,494.74         66
                                       8.500          1,494.74      288,000.00
    DENVER           CO   80209          5            06/27/96         00
    0380489170                           05           08/01/96          0
    10083                                O            07/01/26
    0


    1511882          F27/728             F          269,450.00         ZZ
                                         360        269,298.94          1
    7 COLFAX COURT                     8.875          2,143.87         80
                                       8.625          2,143.87      336,945.00
    STAFFORD         VA   22554          1            06/26/96         00
    0380489642                           03           08/01/96          0
    UNKNOWN                              O            07/01/26
    0


    1511912          668/728             F          350,000.00         ZZ
                                         360        349,793.36          1
    20429 HUNTERS HILL ROAD            8.625          2,722.27         58
                                       8.375          2,722.27      605,000.00
    SAN JOSE         CA   95120          1            06/11/96         00
    0380488578                           05           08/01/96          0
    6781892                              O            07/01/26
    0


    1511937          685/728             F          204,000.00         ZZ
                                         360        203,885.63          1
    500 EAST YALE LOOP                 8.875          1,623.12         80
                                       8.625          1,623.12      255,000.00
    IRVINE           CA   92714          2            06/28/96         00
    0380490525                           01           08/01/96          0
    104922                               O            07/01/26
    0


    1511959          E22/728             F          169,400.00         ZZ
                                         360        169,312.17          1
1


    1594 DELL ROSE                     9.250          1,393.62         75
    (BLOOMFIELD TOWNSHIP)              9.000          1,393.62      226,050.00
    BLOOMFIELD HILL  MI   48302          4            06/19/96         00
    0410141303                           05           08/01/96          0
    410141303                            O            07/01/26
    0


    1512035          B74/728             F          162,000.00         ZZ
                                         360        162,000.00          1
    4472 SYCAMORE RIDGE COURT          8.875          1,288.94         80
                                       8.625          1,288.94      202,500.00
    CHINO HILLS      CA   92709          1            07/11/96         00
    0380491028                           05           09/01/96          0
    962100                               O            08/01/26
    0


    1512067          E68/728             F          344,000.00         ZZ
                                         360        344,000.00          1
    11724 SADDLE CRESCENT CIRCLE       8.125          2,554.19         80
                                       7.875          2,554.19      430,000.00
    OAKTON           VA   22124          1            07/19/96         00
    0380498650                           03           09/01/96          0
    10764                                O            08/01/26
    0


    1512072          B60/728             F          212,800.00         ZZ
                                         360        212,800.00          1
    9858 AVENIDA MATEO                 9.000          1,712.24         80
                                       8.750          1,712.24      266,000.00
    CYPRESS          CA   90630          2            07/02/96         00
    0380481912                           05           09/01/96          0
    7187                                 O            08/01/26
    0


    1512124          559/728             F          235,000.00         ZZ
                                         360        235,000.00          1
    135 EL CAMINO REAL                 9.125          1,912.04         69
                                       8.875          1,912.04      345,000.00
    MENLO PARK       CA   94025          1            07/15/96         00
    0380497579                           05           09/01/96          0
    5352521                              O            08/01/26
    0


    1512190          776/728             F          627,000.00         ZZ
                                         360        626,657.52          1
    9476 READCREST DRIVE               9.000          5,044.98         80
                                       8.750          5,044.98      783,750.00
    LOS ANGELES      CA   90210          1            06/20/96         00
    0380488586                           05           08/01/96          0
1


    2314028                              O            07/01/26
    0


    1512213          470/728             F          251,250.00         ZZ
                                         360        251,109.14          1
    10302 OROZCO ROAD                  8.875          1,999.06         75
                                       8.625          1,999.06      335,000.00
    SAN DIEGO        CA   92124          5            06/18/96         00
    0380491812                           05           08/01/96          0
    24150326                             O            07/01/26
    0


    1512220          F27/728             F          225,000.00         ZZ
                                         360        224,852.82          1
    13061 BROOKMEAD DRIVE              8.125          1,670.62         80
                                       7.875          1,670.62      284,330.00
    MANASSAS         VA   22111          1            06/06/96         00
    0380489634                           03           08/01/96          0
    UNKNOWN                              O            07/01/26
    0


    1512285          E48/728             F          252,000.00         ZZ
                                         360        252,000.00          1
    2550 SNOWBIRD HOLLOW RD.           8.750          1,982.49         80
                                       8.500          1,982.49      315,000.00
    FRANKLIN         TN   37064          2            07/08/96         00
    0380491374                           05           09/01/96          0
    UNKNOWN                              O            08/01/26
    0


    1512316          A39/728             F          496,000.00         ZZ
                                         360        496,000.00          1
    24664 CORDILLERA DRIVE             8.750          3,902.03         80
                                       8.500          3,902.03      620,000.00
    CALABASAS        CA   91302          1            07/03/96         00
    0380483611                           03           09/01/96          0
    9600565RFC                           O            08/01/26
    0


    1512351          723/728             F          240,000.00         ZZ
                                         360        240,000.00          1
    132 GLORIETTA BOULEVARD            8.875          1,909.55         59
                                       8.625          1,909.55      410,000.00
    ORINDA           CA   94563          1            07/11/96         00
    0380496639                           05           09/01/96          0
    8552                                 O            08/01/26
    0


1


    1512361          F27/728             F          277,050.00         ZZ
                                         360        275,982.87          1
    8212 FRANKLIN DRIVE                7.375          1,913.52         90
                                       7.125          1,913.52      308,135.00
    LORTON           VA   22079          1            02/14/96         12
    0380496423                           05           04/01/96         25
    UNKNOWN                              O            03/01/26
    0


    1512363          F27/728             F          278,250.00         ZZ
                                         360        277,911.66          1
    10611 MAPLECREST LANE              8.500          2,139.51         75
                                       8.250          2,139.51      371,000.00
    POTOMAC          MD   20854          2            05/21/96         00
    0380496613                           03           07/01/96          0
    UNKNOWN                              O            06/01/26
    0


    1512401          E45/728             F          260,000.00         ZZ
                                         360        260,000.00          1
    110 BULLOCH HALL DRIVE             8.625          2,022.25         70
                                       8.375          2,022.25      375,000.00
    EATONTON         GA   31024          2            06/28/96         00
    0380487034                           03           09/01/96          0
    UNKNOWN                              O            08/01/26
    0


    1512423          E22/728             F          272,000.00         ZZ
                                         360        271,851.43          1
    8462 SAN FERNANDO WAY              9.000          2,188.57         80
                                       8.750          2,188.57      340,000.00
    DALLAS           TX   75218          1            06/26/96         00
    0410106769                           05           08/01/96          0
    410106769                            O            07/01/26
    0


    1512490          976/728             F          158,600.00         ZZ
                                         360        158,600.00          1
    4103 PRAIRIE RIDGE ROAD            8.625          1,233.58         75
                                       8.375          1,233.58      211,500.00
    EAGAN            MN   55123          1            07/12/96         00
    0380497538                           05           09/01/96          0
    183735                               O            08/01/26
    0


    1512492          668/728             F          368,000.00         ZZ
                                         360        367,292.43          1
    403 HEATHER COURT                  8.250          2,764.67         80
                                       8.000          2,764.67      460,000.00
1


    SUISUN CITY      CA   94585          1            05/21/96         00
    0380489931                           05           07/01/96          0
    6748214                              O            06/01/26
    0


    1512500          776/728             F          176,000.00         ZZ
                                         360        176,000.00          1
    16211 NORTHEAST 28TH AVENUE        8.500          1,353.29         80
                                       8.250          1,353.29      220,000.00
    RIDGEFIELD       WA   98642          1            07/02/96         00
    0380486945                           05           09/01/96          0
    5034218                              O            08/01/26
    0


    1512566          560/560             F          230,000.00         ZZ
                                         360        229,880.76          1
    1792 ALDER DR                      9.250          1,892.16         76
                                       9.000          1,892.16      305,000.00
    WEST BLOOMFIELD  MI   48324          1            06/28/96         00
    450470836                            05           08/01/96          0
    450470836                            O            07/01/26
    0


    1512582          685/728             F          256,000.00         ZZ
                                         360        256,000.00          1
    5942 BROKEN ARROW STREET           8.875          2,036.85         80
                                       8.625          2,036.85      320,000.00
    SIMI VALLEY      CA   93063          2            07/01/96         00
    0380487646                           05           09/01/96          0
    104930                               O            08/01/26
    0


    1512593          814/728             F          301,000.00         ZZ
                                         360        301,000.00          1
    2953 HILLEGASS AVENUE              9.125          2,449.04         70
                                       8.875          2,449.04      430,000.00
    BERKELEY         CA   94705          2            07/01/96         00
    0380485442                           05           09/01/96          0
    809606050                            O            08/01/26
    0


    1512606          F27/728             F          252,800.00         ZZ
                                         360        251,873.46          1
    LOT 265A CULPEPER COURT            7.625          1,789.30         80
                                       7.375          1,789.30      316,000.00
    SPOTSYLVANIA     VA   22553          4            03/01/96         00
    0380489675                           03           04/01/96          0
    UNKNOWN                              O            03/01/26
    0
1




    1512608          F27/728             F          332,850.00         ZZ
                                         360        332,434.79          1
    21621 GOSHEN OAKS ROAD             8.375          2,529.90         80
                                       8.125          2,529.90      416,117.00
    GAITHERSBURG     MD   20882          4            10/31/95         00
    0380496373                           03           07/01/96          0
    UNKNOWN                              O            06/01/26
    0


    1512610          560/560             F          133,500.00         ZZ
                                         360        133,500.00          1
    2 DAVID COURT                      8.875          1,062.19         75
                                       8.625          1,062.19      178,000.00
    SANDIA PARK      NM   87047          1            07/02/96         00
    450475546                            05           09/01/96          0
    450475546                            O            08/01/26
    0


    1512611          F27/728             F          319,000.00         ZZ
                                         360        318,821.16          1
    LOT 1 PINEHURST FOREST DRIVE       8.875          2,538.11         90
                                       8.625          2,538.11      354,598.00
    MONTPELIER       VA   23192          1            06/26/96         04
    0380496712                           05           08/01/96         25
    140441204                            O            07/01/26
    0


    1512613          560/560             F          271,000.00         ZZ
                                         360        270,851.97          1
    5718 ANDOVER                       9.000          2,180.53         95
                                       8.750          2,180.53      286,000.00
    TROY             MI   48098          1            06/14/96         10
    450457874                            05           08/01/96         30
    450457874                            O            07/01/26
    0


    1512643          723/G01             F          330,000.00         ZZ
                                         360        330,000.00          1
    650 GLEN CRAG WAY                  8.875          2,625.63         63
                                       8.625          2,625.63      530,000.00
    WOODSIDE         CA   94062          1            07/24/96         00
    0430006270                           05           09/01/96          0
    8556                                 O            08/01/26
    0


    1512750          E22/728             F          273,750.00         ZZ
                                         360        273,596.53          1
1


    523 3RD STREET                     8.875          2,178.08         75
                                       8.625          2,178.08      365,000.00
    HERMOSA BEACH    CA   90254          5            06/20/96         00
    0410181861                           05           08/01/96          0
    410181861                            O            07/01/26
    0


    1512805          696/728             F          196,800.00         ZZ
                                         360        196,667.95          1
    12504 REIGN COURT                  8.000          1,444.05         80
                                       7.750          1,444.05      246,000.00
    HERNDON          VA   22071          1            06/19/96         00
    0380489550                           03           08/01/96          0
    2177776                              O            07/01/26
    0


    1512875          559/728             F          700,000.00         ZZ
                                         360        700,000.00          1
    6400 WILHELM DRIVE                 8.500          5,382.40         69
                                       8.250          5,382.40    1,015,000.00
    TUALATIN         OR   97062          1            07/15/96         00
    0380498262                           05           09/01/96          0
    5345632                              O            08/01/26
    0


    1512898          526/728             F          220,500.00         ZZ
                                         360        220,258.20          1
    170 RIDGE VIEW LANE                9.000          1,774.20         67
                                       8.750          1,774.20      330,000.00
    LYONS            CO   80540          5            05/24/96         00
    0380489345                           03           07/01/96          0
    123486                               O            06/01/26
    0


    1512925          776/728             F          230,800.00         ZZ
                                         360        230,680.35          1
    12705 SARAH STREET                 9.250          1,898.73         80
                                       9.000          1,898.73      288,500.00
    STUDIO CITY      CA   91604          1            06/14/96         00
    0380493891                           05           08/01/96          0
    23333359                             O            07/01/26
    0


    1512927          776/728             F          280,000.00         ZZ
                                         360        280,000.00          1
    11115 N. CALAMONDIN PLACE          8.875          2,227.81         80
                                       8.625          2,227.81      350,000.00
    ORO VALLEY       AZ   85737          1            06/28/96         00
    0380487562                           03           09/01/96          0
1


    6432218                              O            08/01/26
    0


    1512933          526/728             F          280,000.00         ZZ
                                         360        279,474.22          1
    5978 LA JOLLA CORONA DRIVE         8.375          2,128.21         80
                                       8.125          2,128.21      350,000.00
    LA JOLLA         CA   92037          1            04/25/96         00
    0380491614                           05           06/01/96          0
    115411                               O            05/01/26
    0


    1512942          776/728             F           89,600.00         ZZ
                                         360         89,547.10          1
    4605 VISTA DRIVE                   8.625            696.90         80
                                       8.375            696.90      112,000.00
    COTTONWOOD       AZ   86326          1            06/25/96         00
    0380489857                           05           08/01/96          0
    6432208                              O            07/01/26
    0


    1512949          E45/728             F          680,000.00         ZZ
                                         360        678,690.21          1
    670 WINMARK DRIVE                  8.250          5,108.61         80
                                       8.000          5,108.61      855,000.00
    ROSWELL          GA   30076          4            05/01/96         00
    0380490210                           05           06/01/96          0
    UNKNOWN                              O            05/01/26
    0


    1512953          E45/728             F          244,150.00         ZZ
                                         360        244,150.00          1
    3071 HILLSIDE TRAIL                8.500          1,877.30         95
                                       8.250          1,877.30      257,000.00
    MARIETTA         GA   30066          1            07/09/96         10
    0380487539                           03           09/01/96         30
    UNKNOWN                              O            08/01/26
    0


    1512964          731/728             F          138,000.00         ZZ
                                         360        138,000.00          1
    151 PICHOLINE WAY                  8.500          1,061.10         73
                                       8.250          1,061.10      190,000.00
    CHICO            CA   95928          2            06/28/96         00
    0380487026                           05           09/01/96          0
    112152176                            O            08/01/26
    0


1


    1512977          526/728             F          288,000.00         ZZ
                                         360        287,675.89          1
    1004 NORMANDY DRIVE                8.875          2,291.46         80
                                       8.625          2,291.46      360,000.00
    SOUTHLAKE        TX   76092          1            05/15/96         00
    0380490848                           03           07/01/96          0
    121868                               O            06/01/26
    0


    1512980          526/728             F          200,000.00         ZZ
                                         360        199,780.68          1
    2737 AZ BILTMORE CIRCLE #12        9.000          1,609.25         44
                                       8.750          1,609.25      460,000.00
    PHOENIX          AZ   85016          5            05/23/96         00
    0380490830                           01           07/01/96          0
    126076                               O            06/01/26
    0


    1512982          526/728             F          247,000.00         ZZ
                                         360        246,729.15          1
    1023 WATERLOO ROAD                 9.000          1,987.42         71
                                       8.750          1,987.42      350,000.00
    BERWYN           PA   19312          5            05/23/96         00
    0380490863                           05           07/01/96          0
    123344                               O            06/01/26
    0


    1512990          561/728             F          227,750.00         ZZ
                                         360        227,608.44          1
    9 LANTERN CIRCLE                   8.375          1,731.07         90
                                       8.125          1,731.07      253,090.00
    PARKTON          MD   21120          4            06/19/96         11
    0380499609                           05           08/01/96         25
    8668964                              O            07/01/26
    0


    1512999          526/728             F          297,600.00         ZZ
                                         360        295,738.54          1
    11228 WEST SUNSET BOULEVARD        8.500          2,288.29         80
                                       8.250          2,288.29      372,000.00
    LOS ANGELES      CA   90049          1            09/21/95         00
    0380498304                           05           11/01/95          0
    69751                                O            10/01/25
    0


    1513033          668/728             F          270,000.00         ZZ
                                         360        269,852.51          1
    4015 CAPITOLA HILL COURT           9.000          2,172.49         68
                                       8.750          2,172.49      400,000.00
1


    FAIR OAKS        CA   95628          2            06/26/96         00
    0380497454                           05           08/01/96          0
    6779755                              O            07/01/26
    0


    1513034          375/728             F           99,900.00         ZZ
                                         360         99,642.52          1
    42 STIRLING WAY                    8.250            750.52         67
                                       8.000            750.52      149,900.00
    CHADDS FORD      PA   19317          1            03/28/96         00
    0380490061                           05           05/01/96          0
    9601001                              O            04/01/26
    0


    1513080          688/728             F          126,000.00         ZZ
                                         360        126,000.00          1
    2866 EAST FOX STREET               8.750            991.24         58
                                       8.500            991.24      220,996.00
    MESA             AZ   85213          1            07/08/96         00
    0380490988                           05           09/01/96          0
    32354                                O            08/01/26
    0


    1513099          668/728             F          337,500.00         ZZ
                                         360        337,310.78          1
    1841 TAHITI DRIVE                  8.875          2,685.31         75
                                       8.625          2,685.31      450,000.00
    COSTA MESA       CA   92626          1            06/12/96         00
    0380497009                           05           08/01/96          0
    6801328                              O            07/01/26
    0


    1513113          668/728             F          255,000.00         ZZ
                                         360        254,857.04          1
    8115 EAST SANDS DRIVE              8.875          2,028.90         70
                                       8.625          2,028.90      365,000.00
    SCOTTSDALE       AZ   85255          5            06/12/96         00
    0380491952                           03           08/01/96          0
    6747182                              O            07/01/26
    0


    1513120          369/728             F          244,400.00         ZZ
                                         360        244,400.00          1
    10316 PADDINGTON COURT             8.500          1,879.23         67
                                       8.250          1,879.23      368,000.00
    ELLICOTT CITY    MD   21042          1            07/08/96         00
    0380487711                           05           09/01/96          0
    49727670                             O            08/01/26
    0
1




    1513142          624/728             F          256,500.00         ZZ
                                         360        256,500.00          1
    2920 GLEN ALDEN COURT              8.500          1,972.26         90
                                       8.250          1,972.26      285,000.00
    SAN JOSE         CA   95148          1            06/26/96         11
    0380494253                           05           09/01/96         25
    21003160043                          O            08/01/26
    0


    1513148          765/728             F          211,200.00         ZZ
                                         360        211,200.00          1
    25231 MAMMOTH CIRCLE               9.000          1,699.37         80
                                       8.750          1,699.37      264,000.00
    LAKE FOREST      CA   92360          1            07/01/96         00
    0380490483                           03           09/01/96          0
    316039                               O            08/01/26
    0


    1513177          562/728             F          360,000.00         ZZ
                                         360        360,000.00          1
    152 ELMWOOD ROAD                   9.000          2,896.65         90
                                       8.750          2,896.65      400,000.00
    SOUTH SALEM      NY   10590          1            07/11/96         04
    0380493842                           05           09/01/96         25
    513101                               O            08/01/26
    0


    1513181          B26/728             F          270,000.00         ZZ
                                         360        270,000.00          1
    5 EDWARDS LANE                     8.500          2,076.07         90
                                       8.250          2,076.07      300,000.00
    GLEN COVE        NY   11542          1            07/10/96         04
    0380493834                           05           09/01/96         25
    6311011470R                          O            08/01/26
    0


    1513199          317/728             F          291,400.00         ZZ
                                         360        291,232.34          1
    25949 CLIFTON PLACE                8.750          2,292.45         90
                                       8.500          2,292.45      323,830.00
    STEVENSON RANCH  CA   91381          1            06/20/96         12
    0380492141                           03           08/01/96         25
    219004                               O            07/01/26
    0


    1513238          E60/728             F          233,250.00         T
                                         360        233,115.80          1
1


    1024 THE FAIRWAY                   8.750          1,834.98         80
                                       8.500          1,834.98      293,250.00
    SANTA BARBARA    CA   93108          1            06/28/96         00
    0380491887                           01           08/01/96          0
    520096                               O            07/01/26
    0


    1513255          171/728             F          124,600.00         T
                                         360        124,600.00          1
    41058 SANDRIDGE LANE               9.000          1,002.56         70
                                       8.750          1,002.56      178,000.00
    SHAVER LAKE      CA   93664          1            07/23/96         00
    0380498247                           05           09/01/96          0
    45083773                             O            08/01/26
    0


    1513278          638/728             F          281,250.00         ZZ
                                         360        281,092.33          1
    22607 NORTH ROBERTSON DRIVE        8.875          2,237.75         75
                                       8.625          2,237.75      375,000.00
    SUN CITY WEST    AZ   85375          1            06/19/96         00
    0380489279                           05           08/01/96          0
    8572046                              O            07/01/26
    0


    1513296          881/728             F          244,000.00         ZZ
                                         360        244,000.00          1
    1102 CHEROKEE COURT                8.750          1,919.55         80
                                       8.500          1,919.55      305,000.00
    SAN DIMAS        CA   91772          1            07/01/96         00
    0380493461                           05           09/01/96          0
    103703                               O            08/01/26
    0


    1513299          975/728             F          285,000.00         ZZ
                                         360        285,000.00          1
    945 RANCHO CIRCLE                  8.500          2,191.40         75
                                       8.250          2,191.40      380,000.00
    FULLERTON        CA   92635          1            07/02/96         00
    0380491903                           05           09/01/96          0
    961802                               O            08/01/26
    0


    1513300          E57/728             F          234,931.00         ZZ
                                         360        234,802.67          1
    13505 HOFFMAN COURT                9.000          1,890.31         90
                                       8.750          1,890.31      261,035.00
    BOWIE            MD   20715          1            06/28/96         11
    0380499047                           05           08/01/96         25
1


    11732010000                          O            07/01/26
    0


    1513304          559/728             F          365,000.00         ZZ
                                         360        365,000.00          1
    1963 BIRCH AVENUE                  8.625          2,838.94         79
                                       8.375          2,838.94      467,500.00
    SAN CARLOS       CA   94070          1            07/02/96         00
    0380491747                           05           09/01/96          0
    5342019                              O            08/01/26
    0


    1513305          559/728             F          314,000.00         ZZ
                                         360        314,000.00          1
    5686 EAGLE ROCK COURT              8.375          2,386.63         79
                                       8.125          2,386.63      402,000.00
    SANTA ROSA       CA   95409          2            07/01/96         00
    0380493602                           05           09/01/96          0
    5335567                              O            08/01/26
    0


    1513312          685/728             F          232,800.00         ZZ
                                         360        232,800.00          1
    2661 CLUB MESA PLACE               8.750          1,831.44         80
                                       8.500          1,831.44      291,000.00
    COSTA MESA       CA   92627          1            07/08/96         00
    0380491861                           05           09/01/96          0
    200852                               O            08/01/26
    0


    1513314          776/728             F          202,200.00         ZZ
                                         360        202,200.00          1
    4089 NORTH CEDARPINE LANE          8.875          1,608.79         80
                                       8.625          1,608.79      252,800.00
    MOORPARK         CA   93021          1            07/02/96         00
    0380490467                           03           09/01/96          0
    2134910                              O            08/01/26
    0


    1513320          526/728             F          256,000.00         ZZ
                                         360        255,688.72          1
    20773 MISSIONARY RIDGE STREET      8.500          1,968.42         90
                                       8.250          1,968.42      285,000.00
    DIAMOND BAR      CA   91789          1            05/31/96         21
    0380491440                           05           07/01/96         17
    123479                               O            06/01/26
    0


1


    1513325          A13/728             F          285,000.00         ZZ
                                         360        284,031.02          1
    7247 CANTERBURY DRIVE              8.000          2,091.23         75
                                       7.750          2,091.23      380,000.00
    ST LOUIS         MO   63121          2            02/20/96         00
    0380490186                           05           04/01/96          0
    960008742                            O            03/01/26
    0


    1513495          998/G01             F          475,000.00         ZZ
                                         360        474,719.55          1
    48384 AVALON HEIGHTS TERRACE       8.625          3,694.51         75
                                       8.375          3,694.51      637,000.00
    FREEMONT         CA   94539          1            06/03/96         00
    0430008375                           03           08/01/96          0
    99520827                             O            07/01/26
    0


    1513498          998/G01             F          300,000.00         ZZ
                                         360        299,625.76          1
    341 LAKEVIEW AVENUE                8.375          2,280.22         80
                                       8.125          2,280.22      375,000.00
    LONG BEACH       CA   90803          1            05/16/96         00
    0430008367                           05           07/01/96          0
    99442378                             O            06/01/26
    0


    1513507          998/G01             F          108,000.00         ZZ
                                         360        107,937.86          1
    22004 ROMAR STREET                 8.750            849.64         75
                                       8.500            849.64      144,000.00
    LOS ANGELES      CA   91311          1            06/13/96         00
    0430008391                           01           08/01/96          0
    99350225                             O            07/01/26
    0


    1513512          375/728             F          369,000.00         ZZ
                                         360        366,437.86          1
    212 HIDDEN PINES COURT             8.125          2,739.81         80
                                       7.875          2,739.81      463,000.00
    LEAGUE CITY      TX   77573          4            09/15/95         00
    0380492810                           05           11/01/95          0
    368470                               O            10/01/25
    0


    1513602          106/106             F          359,200.00         ZZ
                                         360        358,785.17         25
    249 WEST 29TH STREET #14           8.750          2,825.83         80
                                       8.500          2,825.83      449,000.00
1


    NEW YORK         NY   10001          1            05/08/96         00
    3896362                              11           07/01/96          0
    3896362                              O            06/01/26
    0


    1513610          106/106             F          340,000.00         ZZ
                                         360        339,377.67         68
    161 WEST 15TH STREET #2F           8.500          2,614.31         80
                                       8.250          2,614.31      425,000.00
    NEW YORK         NY   10011          1            04/24/96         00
    5932827                              11           06/01/96          0
    5932827                              O            05/01/26
    0


    1513613          106/106             F          316,000.00         ZZ
                                         360        315,121.52         24
    32 MORTON STREET #3C               7.875          2,291.22         80
                                       7.625          2,291.22      395,000.00
    NEW YORK         NY   10014          1            04/01/96         00
    5935416                              11           05/01/96          0
    5935416                              O            04/01/26
    0


    1513628          106/106             F          218,000.00         ZZ
                                         360        217,620.97         24
    6 VARICK STREET #6B                8.750          1,715.01         62
                                       8.500          1,715.01      353,000.00
    NEW YORK         NY   10013          1            04/25/96         00
    5949888                              10           06/01/96          0
    5949888                              O            05/01/26
    0


    1513630          106/106             F          302,500.00         ZZ
                                         360        301,946.31         42
    163 EAST 81ST STREET #6A           8.500          2,325.97         51
                                       8.250          2,325.97      600,000.00
    NEW YORK         NY   10028          1            04/15/96         00
    5953831                              12           06/01/96          0
    5953831                              O            05/01/26
    0


    1513637          106/106             F          245,600.00         ZZ
                                         360        245,316.35        144
    142 EAST 16TH STREET #16G/H        8.750          1,932.14         80
                                       8.500          1,932.14      307,000.00
    NEW YORK         NY   10003          1            05/15/96         00
    5958798                              11           07/01/96          0
    5958798                              O            06/01/26
    0
1




    1513640          106/106             F          300,000.00         ZZ
                                         360        299,662.38          7
    114 EAST 70TH STREET #4            8.875          2,386.94         75
                                       8.625          2,386.94      400,000.00
    NEW YORK         NY   10021          1            05/24/96         00
    5961669                              12           07/01/96          0
    5961669                              O            06/01/26
    0


    1513641          106/106             F          288,700.00         ZZ
                                         360        288,546.36        106
    390 RIVERSIDE DRIVE #4E            9.125          2,348.96         75
                                       8.875          2,348.96      385,000.00
    NEW YORK         NY   10025          1            06/11/96         00
    5961677                              13           08/01/96          0
    5961677                              O            07/01/26
    0


    1513645          106/106             F          340,000.00         ZZ
                                         360        339,575.86         68
    1435 LEXINGTON AVENUE #8D          8.375          2,584.25         63
                                       8.125          2,584.25      545,000.00
    NEW YORK         NY   10028          1            05/15/96         00
    5965819                              12           07/01/96          0
    5965819                              O            06/01/26
    0


    1513688          601/728             F          248,000.00         ZZ
                                         360        247,864.54          1
    200 SAN MIGUEL COURT               9.000          1,995.46         80
                                       8.750          1,995.46      310,000.00
    IRVING           TX   75062          1            06/17/96         00
    0380491945                           05           08/01/96          0
    1086935                              O            07/01/26
    0


    1513691          601/728             F          290,000.00         ZZ
                                         360        289,810.29          1
    3789 FLEETWOOD                     8.125          2,153.25         80
                                       7.875          2,153.25      364,000.00
    PORTAGE          MI   49008          1            06/29/96         00
    0380495524                           05           08/01/96          0
    96050830                             O            07/01/26
    0


    1513707          369/728             F          260,000.00         ZZ
                                         360        259,854.24          1
1


    351 HELEN CT                       8.875          2,068.68         80
                                       8.625          2,068.68      325,000.00
    LAWRENCEVILLE    GA   30245          2            06/28/96         00
    0380491234                           03           08/01/96          0
    49928062                             O            07/01/26
    0


    1513708          E22/G01             F           58,500.00         ZZ
                                         360         58,467.20          1
    1323 BRANDON AVENUE                8.875            465.46         94
                                       8.625            465.46       62,500.00
    AKRON            OH   44305          2            06/28/96         12
    0410199152                           05           08/01/96         30
    410199152                            O            07/01/26
    0


    1513789          375/728             F           59,000.00         ZZ
                                         360         58,968.60          1
    899 OLD TRAIL CREEK ROAD           9.125            480.05         59
                                       8.875            480.05      100,000.00
    SHADY COVE       OR   97539          2            06/17/96         00
    0380490418                           05           08/01/96          0
    UNKNOWN                              O            07/01/26
    0


    1513799          375/728             F          112,500.00         ZZ
                                         360        112,370.07          1
    8044 GARDEN NORTH DRIVE            8.750            885.04         60
                                       8.500            885.04      187,500.00
    GARDEN RIDGE     TX   78266          1            05/30/96         00
    0380490335                           03           07/01/96          0
    413671                               O            06/01/26
    0


    1513823          998/G01             F          110,000.00         ZZ
                                         360        109,888.54          1
    1625 KAINS AVENUE                  8.875            875.21         57
                                       8.625            875.21      193,000.00
    BERKELEY         CA   94702          1            06/03/96         00
    0430008417                           05           08/01/96          0
    59584607                             O            07/01/26
    0


    1513832          998/728             F          262,500.00         ZZ
                                         360        261,931.15          1
    8115 EAST LA JUNTA ROAD            8.500          2,018.40         75
                                       8.250          2,018.40      350,000.00
    SCOTTSDALE       AZ   85255          2            05/22/96         00
    0430008425                           03           07/01/96          0
1


    99505299                             O            06/01/26
    0


    1513847          744/728             F          527,200.00         ZZ
                                         360        527,200.00          1
    214 WEST BALTIMORE AVENUE          9.125          4,289.47         80
                                       8.875          4,289.47      659,000.00
    LARKSPUR         CA   94939          1            07/08/96         00
    0380495086                           05           09/01/96          0
    77697                                O            08/01/26
    0


    1513851          069/728             F          238,200.00         ZZ
                                         360        238,066.46          1
    16215 CANYON CREEK ROAD            8.875          1,895.23         90
                                       8.625          1,895.23      265,000.00
    CERRITOS         CA   90703          1            06/26/96         04
    0380491960                           01           08/01/96         25
    2362119527                           O            07/01/26
    0


    1513852          069/728             F          284,400.00         ZZ
                                         360        284,236.37          1
    11546 EAST BANYAN RIM DRIVE        8.750          2,237.38         90
                                       8.500          2,237.38      316,000.00
    WHITTIER AREA    CA   90601          1            06/25/96         11
    0380492216                           03           08/01/96         25
    2362120038                           O            07/01/26
    0


    1513871          731/728             F          340,000.00         ZZ
                                         360        340,000.00          1
    1705 BAYOU WAY                     8.375          2,584.25         80
                                       8.125          2,584.25      425,000.00
    SEAL BEACH       CA   90740          1            06/28/96         00
    0380491986                           05           09/01/96          0
    411611728                            O            08/01/26
    0


    1513876          E57/728             F          187,500.00         ZZ
                                         360        187,500.00          1
    1601 WILMOT LANE                   8.500          1,441.71         75
                                       8.250          1,441.71      250,000.00
    ANAHEIM          CA   92802          1            07/05/96         00
    0380497140                           05           09/01/96          0
    71192005145                          O            08/01/26
    0


1


    1513881          E26/728             F          286,600.00         ZZ
                                         360        286,412.52          1
    35 LORETTA CIRCLE                  8.125          2,128.00         80
                                       7.875          2,128.00      358,282.00
    RICHBORO         PA   18954          1            06/28/96         00
    0380493545                           05           08/01/96          0
    430955                               O            07/01/26
    0


    1513883          696/728             F          292,000.00         ZZ
                                         360        292,000.00          1
    103 FRANKLIN STREET                8.125          2,168.09         80
                                       7.875          2,168.09      365,000.00
    ALEXANDRIA       VA   22314          1            07/09/96         00
    0380489824                           07           09/01/96          0
    2358144                              O            08/01/26
    0


    1513897          A13/728             F          302,500.00         ZZ
                                         360        301,445.39          1
    7347 CRANNELL DRIVE                7.875          2,193.33         80
                                       7.625          2,193.33      382,000.00
    BOULDER          CO   80303          2            03/01/96         00
    0380496126                           05           04/01/96          0
    960007403                            O            03/01/26
    0


    1513914          450/728             F          284,000.00         ZZ
                                         353        283,451.51          1
    LOT 10 RIVER FOREST DRIVE          8.500          2,193.21         80
                                       8.250          2,193.21      355,553.00
    RICHMOND         TX   77469          4            05/03/96         00
    0380492240                           05           06/01/96          0
    3915931                              O            10/01/25
    0


    1513929          F02/728             F          248,250.00         ZZ
                                         360        246,109.70          1
    11123 CROWN POINT DRIVE            7.500          1,735.80         75
                                       7.250          1,735.80      335,000.00
    KNOXVILLE        TN   37922          2            01/26/96         00
    0380499393                           05           03/01/96          0
    209729916                            O            02/01/26
    0


    1513933          375/728             F          337,500.00         ZZ
                                         360        335,962.10          1
    2444 MULLINEX MILL RD.             8.250          2,535.52         75
                                       8.000          2,535.52      450,000.00
1


    MT AIRY          MD   21771          2            12/15/95         00
    0380495748                           05           02/01/96          0
    404675                               O            01/01/26
    0


    1513934          F02/728             F          248,000.00         T
                                         360        246,984.76          1
    720 GULFSHORE DRIVE                8.000          1,819.74         80
    #102                               7.750          1,819.74      310,000.00
    DESTIN           FL   32541          1            01/31/96         00
    0380499427                           06           03/01/96          0
    209741404                            O            02/01/26
    0


    1513942          F02/728             F          252,000.00         T
                                         360        250,968.41          1
    720 GULFSHORE DRIVE                8.000          1,849.09         80
    #103                               7.750          1,849.09      315,000.00
    DESTIN           FL   32541          1            01/31/96         00
    0380499468                           06           03/01/96          0
    209741430                            O            02/01/26
    0


    1513947          F02/728             F          272,000.00         ZZ
                                         360        270,696.54          1
    5525 UPPINGHAM ST                  7.875          1,972.19         80
                                       7.625          1,972.19      340,000.00
    CHEVY CHASE      MD   20815          1            01/30/96         00
    0380499740                           05           03/01/96          0
    209750136                            O            02/01/26
    0


    1513948          105/728             F          140,000.00         ZZ
                                         360        139,915.19          1
    1700 ARCOLA AVENUE                 8.500          1,076.48         80
                                       8.250          1,076.48      175,000.00
    SILVER SPRING    MD   20902          1            06/28/96         00
    0380492976                           05           08/01/96          0
    0739185                              O            07/01/26
    0


    1513951          F02/728             F          267,000.00         ZZ
                                         360        266,045.52          1
    4921 SOUTH LAKE GULCH ROAD         7.750          1,912.82         53
                                       7.500          1,912.82      510,000.00
    CASTLE ROCK      CO   80104          4            02/26/96         00
    0380499484                           05           04/01/96          0
    209754779                            O            03/01/26
    0
1




    1513977          F02/728             F          334,000.00         ZZ
                                         360        332,984.39          1
    2892 S COVE LANE                   7.750          2,392.82         78
                                       7.500          2,392.82      430,000.00
    BOUNTIFUL        UT   84010          2            03/06/96         00
    0380499526                           05           05/01/96          0
    20978809                             O            04/01/26
    0


    1514021          F02/728             F          265,000.00         ZZ
                                         360        264,205.91          1
    100 MARGUERITE BOULEVARD           7.500          1,852.92         76
                                       7.250          1,852.92      350,000.00
    LAFAYETTE        LA   70503          2            03/04/96         00
    0380499732                           05           05/01/96          0
    209856473                            O            04/01/26
    0


    1514022          369/728             F          240,000.00         ZZ
                                         360        239,872.28          1
    32444 N 66TH STREET                9.125          1,952.72         77
                                       8.875          1,952.72      314,000.00
    CAVE CREEK       AZ   85331          2            06/24/96         00
    0380493677                           05           08/01/96          0
    48825624                             O            07/01/26
    0


    1514034          F02/728             F          250,000.00         ZZ
                                         360        249,493.41          1
    16028 HOMESTEAD CIRCLE             8.000          1,834.41         79
                                       7.750          1,834.41      320,000.00
    NORTHVILLE       MI   48167          1            04/11/96         00
    0380499575                           01           06/01/96          0
    600017308                            O            05/01/26
    0


    1514060          F02/728             F          585,000.00         ZZ
                                         360        581,718.61          1
    20359 DELITA DRIVE                 8.500          4,498.14         71
                                       8.250          4,498.14      835,000.00
    WOODLAND HILLS   CA   91364          2            10/04/95         00
    0380499161                           05           12/01/95          0
    206944793                            O            11/01/25
    0


    1514070          F02/728             F          249,850.00         T
                                         360        249,000.53          1
1


    LOT 4 BROADWATER BAY               8.000          1,833.31         80
    BROADWATER BAY                     7.750          1,833.31      312,330.00
    OSAGE BEACH      MO   65065          1            02/23/96         00
    0380499849                           05           04/01/96          0
    206984506                            O            03/01/26
    0


    1514083          F02/728             F          256,500.00         ZZ
                                         360        255,598.23          1
    7 HELENE COURT                     8.750          2,017.89         90
                                       8.500          2,017.89      285,000.00
    STATEN ISLAND    NY   10307          1            01/04/96         14
    0380499245                           05           03/01/96         25
    209617832                            O            02/01/26
    0


    1514096          575/728             F          297,000.00         ZZ
                                         360        296,829.13          1
    113 HUDDERSFIELD DRIVE             8.750          2,336.50         90
                                       8.500          2,336.50      330,000.00
    RICHMOND         VA   23236          1            06/28/96         04
    0380493560                           05           08/01/96         25
    411007498                            O            07/01/26
    0


    1514100          731/728             F          260,000.00         ZZ
                                         360        260,000.00          1
    3331 PADILLA WAY                   9.000          2,092.02         80
                                       8.750          2,092.02      325,000.00
    SAN JOSE         CA   95148          1            07/08/96         00
    0380493610                           05           09/01/96          0
    112152317                            O            08/01/26
    0


    1514107          575/728             F          240,000.00         ZZ
                                         360        239,861.92          1
    4200 BIRCH CREEK TRAIL             8.750          1,888.08         67
                                       8.500          1,888.08      360,000.00
    WINSTON SALEM    NC   27106          1            06/27/96         00
    0380491721                           03           08/01/96          0
    409000605                            O            07/01/26
    0


    1514112          637/728             F          223,250.00         ZZ
                                         360        223,128.06          1
    2205 MEADOW HILL ROAD              9.000          1,796.32         95
                                       8.750          1,796.32      235,000.00
    WINSTON SALEM    NC   27106          1            06/25/96         04
    0380496829                           05           08/01/96         30
1


    9003211                              O            07/01/26
    0


    1514116          637/728             F          236,800.00         ZZ
                                         360        236,667.24          1
    8620 NO. EL CAPITAN WAY            8.875          1,884.09         95
                                       8.625          1,884.09      249,300.00
    LAS VEGAS        NV   89131          1            06/28/96         04
    0380491101                           05           08/01/96         30
    9217142                              O            07/01/26
    0


    1514118          637/728             F          228,600.00         ZZ
                                         360        228,461.51          1
    12020 OLD EUREKA WAY               8.500          1,757.74         90
                                       8.250          1,757.74      254,900.00
    GOLD RIVER       CA   95670          1            06/25/96         10
    0380494048                           03           08/01/96         25
    3065489                              O            07/01/26
    0


    1514120          575/728             F          259,350.00         ZZ
                                         360        259,208.34          1
    893 BISHOPSGATE LANE               9.000          2,086.79         95
                                       8.750          2,086.79      273,000.00
    VIRGINIA BEACH   VA   23452          1            06/28/96         14
    0380491515                           05           08/01/96         30
    415011147                            O            07/01/26
    0


    1514121          575/728             F          244,250.00         ZZ
                                         360        244,109.47          1
    3 TOM FOX COURT                    8.750          1,921.52         90
                                       8.500          1,921.52      271,400.00
    POOLESVILLE      MD   20837          1            06/28/96         11
    0380492208                           05           08/01/96         25
    436006835                            O            07/01/26
    0


    1514122          575/728             F          228,000.00         ZZ
                                         360        227,850.86          1
    6416 PHANTOM MOON WALK             8.125          1,692.89         80
                                       7.875          1,692.89      285,000.00
    CLARKSVILLE      MD   21029          1            06/21/96         00
    0380493586                           05           08/01/96          0
    449008238                            O            07/01/26
    0


1


    1514124          575/728             F          281,250.00         ZZ
                                         360        281,088.19          1
    60 BRIGGSWOOD DRIVE                8.750          2,212.59         75
                                       8.500          2,212.59      375,000.00
    ELMA             NY   14059          2            05/29/96         00
    0380492125                           05           08/01/96          0
    456006261                            O            07/01/26
    0


    1514125          575/728             F          268,000.00         ZZ
                                         360        267,833.43          1
    902 SOUTH GEORGE STREET            8.375          2,036.99         80
                                       8.125          2,036.99      335,000.00
    YORK             PA   17403          1            06/27/96         00
    0380492281                           05           08/01/96          0
    460000622                            O            07/01/26
    0


    1514127          575/728             F          251,100.00         ZZ
                                         360        250,959.23          1
    10261 S.W. 40TH STREET             8.875          1,997.86         90
                                       8.625          1,997.86      279,000.00
    DAVIE            FL   33328          1            06/28/96         04
    0380492257                           05           08/01/96         25
    462003569                            O            07/01/26
    0


    1514128          575/728             F          263,250.00         ZZ
                                         360        262,877.20          1
    101 AVONBROOK RD                   7.750          1,885.96         90
                                       7.500          1,885.96      292,500.00
    WALLINGFORD      PA   19086          1            05/31/96         14
    0380492042                           05           07/01/96         25
    464003519                            O            06/01/26
    0


    1514131          776/728             F          100,000.00         ZZ
                                         360        100,000.00          1
    820 NORTH VALLEY DRIVE             8.750            786.70         41
    WESTLAKE VILLAGE AREA              8.500            786.70      245,000.00
    THOUSAND OAKS    CA   91362          2            07/01/96         00
    0380494576                           01           09/01/96          0
    2134898                              O            08/01/26
    0


    1514140          731/728             F          308,000.00         ZZ
                                         360        307,827.33          1
    1596 PLACID COURT                  8.875          2,450.59         80
                                       8.625          2,450.59      385,000.00
1


    SIMI VALLEY      CA   93065          1            06/29/96         00
    0380493495                           05           08/01/96          0
    8000272                              O            07/01/26
    0


    1514142          069/728             F          280,000.00         ZZ
                                         360        280,000.00          1
    28617 STOKOWSKI DRIVE              8.375          2,128.21         80
                                       8.125          2,128.21      350,000.00
    RANCHO PALOS VE  CA   90275          2            07/02/96         00
    0380495540                           05           09/01/96          0
    2362117372                           O            08/01/26
    0


    1514148          F02/728             F          361,000.00         ZZ
                                         360        359,594.87          1
    1610 LA HONDA ROAD                 8.250          2,712.07         77
                                       8.000          2,712.07      470,000.00
    WOODSIDE         CA   94062          2            01/29/96         00
    0380499344                           05           03/01/96          0
    209693730                            O            02/01/26
    0


    1514161          F02/728             F          234,000.00         ZZ
                                         360        233,529.77          1
    1215 N LAKE HOWARD DR              8.750          1,840.88         90
                                       8.500          1,840.88      260,000.00
    WINTER HAVEN     FL   33881          2            04/10/96         14
    0380499823                           05           06/01/96         25
    600036209                            O            05/01/26
    0


    1514167          F02/728             F          305,000.00         ZZ
                                         360        304,647.76          1
    7615 DUBONNET WAY                  8.750          2,399.44         51
                                       8.500          2,399.44      600,000.00
    INDIANAPOLIS     IN   46278          2            05/23/96         00
    0380499633                           05           07/01/96          0
    600048214                            O            06/01/26
    0


    1514184          822/728             F          120,000.00         ZZ
                                         360        119,937.78          1
    18 HIDDEN LANE                     9.250            987.22         47
                                       9.000            987.22      260,000.00
    DOYLESTOWN       PA   18901          2            06/18/96         00
    0380493735                           05           08/01/96          0
    1306005809                           O            07/01/26
    0
1




    1514186          F02/728             F          258,850.00         ZZ
                                         360        258,047.43          1
    2461 WEST JAMISON WAY              8.750          2,036.37         90
                                       8.500          2,036.37      287,660.00
    LITTLETON        CO   80120          1            05/15/96         14
    0380499674                           05           07/01/96         25
    6001400821                           O            06/01/26
    0


    1514278          904/728             F          235,000.00         ZZ
                                         360        235,000.00          1
    7769 SO. BRIGHTON COVE CIRCLE      9.000          1,890.86         70
                                       8.750          1,890.86      340,000.00
    SALT LAKE CITY   UT   84121          5            07/26/96         00
    0380497959                           05           09/01/96          0
    158412                               O            08/01/26
    0


    1514343          964/728             F          221,600.00         ZZ
                                         360        221,600.00          1
    21831 CAMINITO DRIVE               8.875          1,763.15         80
                                       8.625          1,763.15      277,000.00
    TRABUCO CANYON   CA   92679          1            07/09/96         00
    0380491929                           03           09/01/96          0
    19171                                O            08/01/26
    0


    1514348          E23/728             F          164,800.00         ZZ
                                         360        164,800.00          1
    7362 SOUTH 1540 EAST               8.625          1,281.80         80
                                       8.375          1,281.80      206,000.00
    SALT LAKE CITY   UT   84121          2            07/11/96         00
    0380498965                           05           09/01/96          0
    105330                               O            08/01/26
    0


    1514355          624/728             F          135,900.00         ZZ
                                         360        135,900.00          1
    1937 DAYTONA DRIVE                 9.000          1,093.48         74
                                       8.750          1,093.48      185,950.00
    SAN JOSE         CA   95122          1            07/02/96         00
    0380500331                           05           09/01/96          0
    63011760203                          O            08/01/26
    0


    1514359          450/728             F          235,600.00         ZZ
                                         360        235,471.31          1
1


    13410 TANGLERIDGE LANE             9.000          1,895.69         80
                                       8.750          1,895.69      294,500.00
    DALLAS           TX   75240          1            06/27/96         00
    0380496043                           05           08/01/96          0
    3880044                              O            07/01/26
    0


    1514370          731/728             F          227,200.00         ZZ
                                         360        227,200.00          1
    3959 WOODFORD DRIVE                9.000          1,828.10         80
                                       8.750          1,828.10      284,000.00
    SAN JOSE         CA   95124          1            07/12/96         00
    0380494600                           05           09/01/96          0
    11752422                             O            08/01/26
    0


    1514376          731/728             F          228,000.00         ZZ
                                         360        228,000.00          1
    2048 HOLLY DRIVE                   8.875          1,814.07         80
                                       8.625          1,814.07      285,000.00
    LO ANGELES       CA   90068          2            07/08/96         00
    0380497942                           05           09/01/96          0
    8000270                              O            08/01/26
    0


    1514383          624/728             F          192,000.00         ZZ
                                         360        191,897.82          1
    1758 HALLMARK LANE                 9.125          1,562.18         80
                                       8.875          1,562.18      240,000.00
    SAN JOSE         CA   95124          1            06/27/96         00
    0380496621                           05           08/01/96          0
    63006160403                          O            07/01/26
    0


    1514410          105/728             F          556,000.00         ZZ
                                         360        556,000.00          1
    4001 PRENTICE LANE                 8.750          4,374.05         80
                                       8.500          4,374.05      695,000.00
    AUSTIN           TX   78746          1            07/09/96         00
    0380494469                           05           09/01/96          0
    0903120                              O            08/01/26
    0


    1514420          638/G01             F          292,500.00         ZZ
                                         360        292,500.00          1
    301 SUNSET DRIVE                   8.750          2,301.10         75
                                       8.500          2,301.10      390,000.00
    ENCINITAS        CA   92024          1            07/01/96         00
    0430000844                           05           09/01/96          0
1


    8551765                              O            08/01/26
    0


    1514464          A13/728             F          225,000.00         ZZ
                                         360        225,000.00          1
    30032 HAPPY SPARROW LANE           8.625          1,750.03         90
                                       8.375          1,750.03      250,000.00
    LAGUNA NIGUEL    CA   92677          1            06/27/96         14
    0380493388                           03           09/01/96         25
    006910048AUS                         O            08/01/26
    0


    1514645          966/728             F          382,800.00         ZZ
                                         360        382,800.00          1
    5520 BENT TRAIL DRIVE              8.625          2,977.38         80
                                       8.375          2,977.38      479,500.00
    DALLAS           TX   75248          1            07/15/96         00
    0380492430                           05           09/01/96          0
    UNKNOWN                              O            08/01/26
    0


    1514650          766/728             F          257,250.00         ZZ
                                         360        257,250.00          1
    1240 NORTHPORT DRIVE               9.250          2,116.33         75
                                       9.000          2,116.33      343,000.00
    SARASOTA         FL   34242          1            07/03/96         00
    0380495029                           03           09/01/96          0
    96OZ0350                             O            08/01/26
    0


    1514683          822/728             F          250,000.00         ZZ
                                         360        249,836.46          1
    72 VANDERVEER DRIVE                8.125          1,856.25         53
                                       7.875          1,856.25      478,383.00
    BASKING RIDGE    NJ   07931          1            06/26/96         00
    0380494899                           05           08/01/96          0
    0876053002                           O            07/01/26
    0


    1514688          526/728             F          115,500.00         ZZ
                                         360        115,436.91          1
    3218 EDGEWOOD ROAD                 9.000            929.34         70
                                       8.750            929.34      165,000.00
    KENSINGTON       MD   20895          2            06/10/96         00
    0380492299                           05           08/01/96          0
    125275                               O            07/01/26
    0


1


    1514690          003/G01             F          188,000.00         ZZ
                                         360        187,886.11          1
    2214 VIRGINIA PLACE                8.500          1,445.56         80
                                       8.250          1,445.56      235,000.00
    ATLANTA          GA   30305          1            06/25/96         00
    0430000901                           05           08/01/96          0
    22096                                O            07/01/26
    0


    1514710          526/728             F           95,000.00         ZZ
                                         360         94,937.85          2
    7204 ALDEA DRIVE                   8.125            705.38         64
                                       7.875            705.38      150,195.00
    AUSTIN           TX   78745          1            06/13/96         00
    0380498841                           05           08/01/96          0
    127034                               O            07/01/26
    0


    1514712          526/728             F          247,000.00         ZZ
                                         360        246,861.52          1
    3808 NORBURY COURT                 8.875          1,965.25         95
                                       8.625          1,965.25      260,000.00
    ORLANDO          FL   32825          2            06/19/96         04
    0380492307                           03           08/01/96         30
    128456                               O            07/01/26
    0


    1514715          526/728             F          132,000.00         ZZ
                                         360        131,922.06          1
    915 SUGAR PINE DRIVE               8.625          1,026.69         73
                                       8.375          1,026.69      182,000.00
    BEAR             DE   19701          2            06/25/96         00
    0380492331                           05           08/01/96          0
    131183                               O            07/01/26
    0


    1514720          526/728             F          360,000.00         ZZ
                                         360        359,562.28          1
    725 CROOKED CREEK DRIVE            8.500          2,768.09         80
                                       8.250          2,768.09      450,000.00
    NACOGDOCHES      TX   75693          1            05/31/96         00
    0380500836                           05           07/01/96          0
    129849                               O            06/01/26
    0


    1514724          317/728             F          280,400.00         ZZ
                                         360        280,246.83          1
    1558 BERKSHIRE COURT               9.000          2,256.17         80
                                       8.750          2,256.17      350,512.00
1


    SAN MARCOS       CA   92069          1            06/25/96         00
    0380494816                           03           08/01/96          0
    188301                               O            07/01/26
    0


    1514735          685/728             F          240,000.00         ZZ
                                         360        240,000.00          1
    406 CANAL STREET                   8.875          1,909.55         80
                                       8.625          1,909.55      300,000.00
    NEWPORT BEACH    CA   92663          1            07/15/96         00
    0380495730                           05           09/01/96          0
    104847                               O            08/01/26
    0


    1514738          B57/G01             F          124,000.00         ZZ
                                         360        124,000.00          1
    10419 DENSMORE AVENUE              8.250            931.58         80
    (GRANADA HILLS AREA)               8.000            931.58      155,000.00
    LOS ANGELES      CA   91344          1            07/17/96         00
    0430002477                           05           09/01/96          0
    9630245                              O            08/01/26
    0


    1514744          765/728             F          209,025.00         ZZ
                                         360        209,025.00          1
    9655 AMIGO AVENUE                  9.000          1,681.87         90
                                       8.750          1,681.87      232,250.00
    NORTHRIDGE       CA   91324          1            07/10/96         12
    0380496050                           05           09/01/96         25
    315889                               O            08/01/26
    0


    1514783          439/G01             F          232,000.00         ZZ
                                         360        232,000.00          1
    11 FOXCROFT ROAD                   8.100          1,718.54         55
                                       7.850          1,718.54      425,000.00
    ROCKVILLE CENTR  NY   11570          1            07/12/96         00
    0430002725                           05           09/01/96          0
    1853951                              O            08/01/26
    0


    1514787          439/G01             F           57,300.00         ZZ
                                         360         57,300.00          1
    830 10TH ST SE                     9.100            465.18         51
                                       8.850            465.18      114,500.00
    NAPLES           FL   33964          1            07/03/96         00
    0430008664                           05           09/01/96          0
    1856830                              O            08/01/26
    0
1




    1514788          439/G01             F          368,000.00         ZZ
                                         360        367,788.27          1
    45700 ADLER LANE                   8.750          2,895.06         80
                                       8.500          2,895.06      460,000.00
    TEMECULA         CA   92590          1            06/26/96         00
    0430008557                           05           08/01/96          0
    1859084                              O            07/01/26
    0


    1514789          439/G01             F          380,000.00         ZZ
                                         360        379,783.62          1
    632 LAKESIDE DRIVE                 8.800          3,003.05         80
                                       8.550          3,003.05      475,000.00
    FULLERTON        CA   92635          1            06/25/96         00
    0430008656                           05           08/01/96          0
    1860795                              O            07/01/26
    0


    1514790          439/G01             F          350,000.00         ZZ
                                         360        349,800.71          1
    579 GARDEN LANE                    8.800          2,765.96         59
                                       8.550          2,765.96      593,220.00
    PASADENA         CA   91105          5            06/11/96         00
    0430008573                           05           08/01/96          0
    1860959                              O            07/01/26
    0


    1514794          439/G01             F           64,500.00         T
                                         360         64,500.00          1
    4514 WEYBRIDGE, UNIT 54            8.600            500.53         75
                                       8.350            500.53       86,000.00
    SARASOTA         FL   34235          5            06/27/96         00
    0430008706                           01           09/01/96          0
    1861769                              O            08/01/26
    0


    1514795          439/G01             F          207,000.00         ZZ
                                         360        207,000.00          1
    510 GRACELAND DRIVE                8.750          1,628.47         66
                                       8.500          1,628.47      316,500.00
    LAGUNA BEACH     CA   92651          1            06/21/96         00
    0430008714                           05           09/01/96          0
    1862166                              O            08/01/26
    0


    1514796          439/G01             F           70,500.00         ZZ
                                         360         70,500.00          1
1


    4219 MORNING PLACE                 9.250            579.99         75
                                       9.000            579.99       94,000.00
    SARASOTA         FL   34231          1            07/08/96         00
    0430008730                           05           09/01/96          0
    1863003                              O            08/01/26
    0


    1514797          439/G01             F          248,000.00         ZZ
                                         360        247,868.71          1
    2772 PEPPERIDGE COURT              9.150          2,022.29         80
                                       8.900          2,022.29      310,000.00
    SAN JOSE         CA   95148          1            06/21/96         00
    0430008748                           05           08/01/96          0
    1863229                              O            07/01/26
    0


    1514798          439/G01             F          221,200.00         ZZ
                                         360        221,200.00          1
    1230 AVON STREET                   9.000          1,779.83         75
                                       8.750          1,779.83      295,000.00
    BELMONT          CA   94002          5            07/02/96         00
    0430008755                           05           09/01/96          0
    1863423                              O            08/01/26
    0


    1514799          439/G01             F          332,000.00         ZZ
                                         360        332,000.00          1
    27722 SAN PASQUAL STREET           8.600          2,576.36         80
                                       8.350          2,576.36      415,000.00
    MISSION VIEJO    CA   92692          1            07/03/96         00
    0430008763                           03           09/01/96          0
    1863946                              O            08/01/26
    0


    1514800          439/G01             F           50,000.00         ZZ
                                         360         49,971.82          1
    15002 CROFTWOOD DRIVE              8.850            396.93         54
                                       8.600            396.93       94,000.00
    HOUSTON          TX   77068          1            06/28/96         00
    0430008771                           03           08/01/96          0
    1864642                              O            07/01/26
    0


    1514802          439/439             F          147,000.00         ZZ
                                         360        146,912.76          1
    4846 GARY ROAD                     8.600          1,140.74         75
                                       8.350          1,140.74      196,000.00
    BONITA SPRINGS   FL   33923          1            06/20/96         00
    1860235                              05           08/01/96          0
1


    1860235                              O            07/01/26
    0


    1514835          686/G01             F          252,800.00         ZZ
                                         360        252,635.47          1
    12032 AVENIDA SIVRITA              8.150          1,881.46         80
                                       7.900          1,881.46      316,000.00
    SAN DIEGO        CA   92128          2            06/10/96         00
    0430002758                           05           08/01/96          0
    817726375                            O            07/01/26
    0


    1514841          686/G01             F          368,000.00         ZZ
                                         360        367,805.38          1
    960 CYPRESS DRIVE                  9.155          3,002.15         80
                                       8.905          3,002.15      460,000.00
    DELRAY BEACH     FL   33483          1            06/28/96         00
    0430003053                           05           08/01/96          0
    817088677                            O            07/01/26
    0


    1514842          686/G01             F           75,000.00         ZZ
                                         360         74,954.56          1
    8 DECOTA DRIVE                     8.500            576.69         52
                                       8.250            576.69      147,000.00
    RANDOLPH         MA   02368          1            06/28/96         00
    0430003061                           05           08/01/96          0
    817245830                            O            07/01/26
    0


    1514844          686/G01             F           53,000.00         ZZ
                                         360         52,969.18          1
    20  KENNETH AVE                    8.700            415.07         37
                                       8.450            415.07      147,000.00
    NORTH BELLMORE   NY   11710          5            06/25/96         00
    0430003095                           05           08/01/96          0
    817434061                            O            07/01/26
    0


    1514846          686/G01             F          110,000.00         ZZ
                                         360        109,939.91          1
    1160 FAIRVIEW LANE                 9.000            885.09         44
                                       8.750            885.09      250,000.00
    RIVIERA BCH      FL   33404          1            06/27/96         00
    0430003111                           05           08/01/96          0
    817464076                            O            07/01/26
    0


1


    1514847          686/G01             F           42,000.00         ZZ
                                         360         41,976.08          1
    16022 SADDLESTRING DRIVE           8.800            331.92         68
                                       8.550            331.92       62,000.00
    TAMPA            FL   33618          1            06/28/96         00
    0430003129                           05           08/01/96          0
    817573157                            O            07/01/26
    0


    1514848          686/G01             F          130,000.00         ZZ
                                         360        129,921.24          1
    110 CIR DRIVE                      8.500            999.59         66
                                       8.250            999.59      197,500.00
    WALTHAM          MA   02154          1            06/28/96         00
    0430003137                           05           08/01/96          0
    817591779                            O            07/01/26
    0


    1514853          686/G01             F          252,000.00         ZZ
                                         360        252,000.01          1
    7300 CRAFTOWN ROAD                 8.625          1,960.05         50
                                       8.375          1,960.05      510,000.00
    CLIFTON          VA   22024          5            07/08/96         00
    0430003244                           05           09/01/96          0
    817689888                            O            08/01/26
    0


    1514854          686/G01             F           76,650.00         ZZ
                                         360         76,605.90          1
    307 COUNCIL TRAIL                  8.750            603.01         70
                                       8.500            603.01      109,500.00
    LAKE IN THE HIL  IL   60102          1            06/28/96         00
    0430003251                           05           08/01/96          0
    817698004                            O            07/01/26
    0


    1514855          686/G01             F          110,500.00         ZZ
                                         360        110,442.71          1
    413 SE 369TH COURT                 9.250            909.06         55
                                       9.000            909.06      204,000.00
    WASHOUGAL        WA   98671          5            06/20/96         00
    0430003285                           05           08/01/96          0
    817754153                            O            07/01/26
    0


    1514856          686/G01             F           64,937.00         ZZ
                                         360         64,900.01          1
    638 DUTCHESS BOULEVARD             8.800            513.19         75
                                       8.550            513.19       87,250.00
1


    DUNEDIN          FL   34698          1            07/01/96         00
    0430003467                           09           08/01/96          0
    816988646                            O            07/01/26
    0


    1514859          686/G01             F           59,170.00         ZZ
                                         360         59,170.00          1
    3908 HEARTHSTONE DRIVE             8.700            463.38         74
                                       8.450            463.38       80,275.00
    CHAPEL HILL      TN   37034          1            07/05/96         00
    0430003012                           05           09/01/96          0
    817439359                            O            08/01/26
    0


    1514860          686/G01             F           55,000.00         ZZ
                                         360         55,000.00          1
    3170 ELAM ROAD                     8.625            427.79         53
                                       8.375            427.79      105,500.00
    MURFREESBORO     TN   37130          1            07/08/96         00
    0430002972                           05           09/01/96          0
    817669153                            O            08/01/26
    0


    1514861          686/728             F          123,500.00         ZZ
                                         360        123,500.00          1
    16380   AVENIDA NOBLEZA            8.875            982.63         64
                                       8.625            982.63      193,500.00
    SAN DIEGO        CA   92128          1            07/02/96         00
    0430002964                           03           09/01/96          0
    817677149                            O            08/01/26
    0


    1514864          686/728             F           29,300.00         ZZ
                                         360         29,300.00          1
    19 BRIDGETOWN                      9.125            238.40         75
                                       8.875            238.40       39,175.00
    HILTON HEAD ISL  SC   29928          1            07/10/96         00
    0430002857                           01           09/01/96          0
    817461940                            O            08/01/26
    0


    1514876          686/G01             F          203,100.00         ZZ
                                         360        203,100.00          1
    3051 SW 173RD TERRACE              8.375          1,543.71         74
                                       8.125          1,543.71      276,763.00
    MIRAMAR          FL   33029          1            07/15/96         00
    0430003491                           03           09/01/96          0
    817377401                            O            08/01/26
    0
1




    1514877          686/G01             F           80,750.00         ZZ
                                         360         80,750.00          1
    31 CEDAR CREST CR                  9.000            649.74         95
                                       8.750            649.74       85,000.00
    BEAUFORT         SC   29902          2            07/08/96         10
    0430003640                           05           09/01/96         30
    817463763                            O            08/01/26
    0


    1514878          686/728             F           85,000.00         ZZ
                                         360         85,000.00          1
    1131 CROWN ISLE CIRCLE             8.875            676.30         63
                                       8.625            676.30      135,000.00
    APOPKA           FL   32712          1            07/15/96         00
    0430003517                           03           09/01/96          0
    817567316                            O            08/01/26
    0


    1514879          686/G01             F          207,000.00         ZZ
                                         360        207,000.00          1
    5388 VISTA LEJANA LANE             9.125          1,684.23         59
                                       8.875          1,684.23      355,000.00
    LA CANADA-FLINT  CA   91011          1            07/09/96         00
    0430003509                           05           09/01/96          0
    817621279                            O            08/01/26
    0


    1514884          E22/G01             F          231,920.00         ZZ
                                         360        231,920.00          1
    1633 CADDINGTON DRIVE              9.000          1,866.08         80
                                       8.750          1,866.08      289,900.00
    RANCHO PALOS VE  CA   90275          1            07/03/96         00
    0410155733                           05           09/01/96          0
    410155733                            O            08/01/26
    0


    1515048          685/G01             F          408,000.00         ZZ
                                         360        408,000.00          1
    1400 GRANVIA ALTAMIRA              8.750          3,209.74         80
                                       8.500          3,209.74      510,000.00
    PALOS VERDES ES  CA   90274          1            07/17/96         00
    0430002568                           05           09/01/96          0
    104928                               O            08/01/26
    0


    1515050          209/728             F          237,500.00         ZZ
                                         360        237,336.55          1
1


    10537 GREENE DR                    7.875          1,722.04         95
                                       7.625          1,722.04      250,000.00
    LORTON           VA   22079          1            06/14/96         14
    0380492927                           05           08/01/96         30
    961625284                            O            07/01/26
    0


    1515053          209/728             F          300,000.00         ZZ
                                         360        300,000.00          1
    8310 GREENTREE MANOR LANE          8.250          2,253.80         95
                                       8.000          2,253.80      317,000.00
    FAIRFAX STATION  VA   22039          1            07/01/96         14
    0380492877                           03           09/01/96         30
    961629690                            O            08/01/26
    0


    1515055          209/728             F          229,900.00         ZZ
                                         360        229,737.73          1
    12214 BENNETT ROAD                 7.750          1,647.04         95
                                       7.500          1,647.04      242,000.00
    HERNDON          VA   22071          1            06/12/96         14
    0380492901                           05           08/01/96         30
    961627348                            O            07/01/26
    0


    1515059          209/728             F          261,600.00         ZZ
                                         360        261,424.47          1
    12 SCOTCH MIST COURT               8.000          1,919.53         80
                                       7.750          1,919.53      327,000.00
    POTOMAC          MD   20854          1            06/28/96         00
    0380492935                           05           08/01/96          0
    961612670                            O            07/01/26
    0


    1515062          069/728             F          376,000.00         ZZ
                                         360        376,000.00          1
    2251 SUREE ELLEN LANE              8.375          2,857.88         80
                                       8.125          2,857.88      470,000.00
    ALTADENA         CA   91001          1            06/27/96         00
    0380495474                           05           09/01/96          0
    2362111557                           O            08/01/26
    0


    1515064          209/728             F          308,920.00         ZZ
                                         360        308,746.81          1
    6801 32ND STREET NW                8.875          2,457.91         80
                                       8.625          2,457.91      386,150.00
    WASHINGTON       DC   20015          1            06/28/96         00
    0380492943                           05           08/01/96          0
1


    961618339                            O            07/01/26
    0


    1515068          461/G01             F          135,000.00         ZZ
                                         360        135,000.00          1
    237 LAUMER AVENUE                  9.125          1,098.41         73
                                       8.875          1,098.41      185,000.00
    SAN JOSE         CA   95127          1            07/15/96         00
    0430005058                           05           09/01/96          0
    21028873                             O            08/01/26
    0


    1515069          731/728             F          101,500.00         ZZ
                                         360        101,500.00          1
    309 WEST GRAND AVENUE              9.125            825.84         80
                                       8.875            825.84      126,888.00
    ALHAMBRA         CA   91801          1            07/15/96         00
    0380495466                           05           09/01/96          0
    411111997                            O            08/01/26
    0


    1515070          209/728             F          217,950.00         ZZ
                                         360        217,821.32          1
    1709 SPANISH BAY COURT             8.625          1,695.20         95
                                       8.375          1,695.20      229,469.00
    MITCHELLVILLE    MD   20721          1            07/01/96         14
    0380492919                           03           08/01/96         30
    961644558                            O            07/01/26
    0


    1515072          209/728             F          223,150.00         ZZ
                                         360        222,996.42          1
    13184 LADYBANK LANE                7.875          1,618.00         95
                                       7.625          1,618.00      234,900.00
    HERNDON          VA   22071          1            06/26/96         14
    0380492968                           03           08/01/96         30
    961639939                            O            07/01/26
    0


    1515073          209/728             F          376,000.00         ZZ
                                         360        375,766.29          1
    4118 STANFORD STREET               8.375          2,857.88         80
                                       8.125          2,857.88      470,000.00
    CHEVY CHASE      MD   20815          1            06/21/96         00
    0380492950                           05           08/01/96          0
    961625938                            O            07/01/26
    0


1


    1515075          209/728             F          234,650.00         ZZ
                                         360        234,496.51          1
    2012 NORTH JEFFERSON STREET        8.125          1,742.27         95
                                       7.875          1,742.27      247,000.00
    ARLINGTON        VA   22205          1            06/27/96         14
    0380492836                           05           08/01/96         30
    961631340                            O            07/01/26
    0


    1515077          209/728             F          210,800.00         ZZ
                                         360        210,668.97          1
    15186 WETHERBURN DRIVE             8.375          1,602.24         95
                                       8.125          1,602.24      221,900.00
    CENTREVILLE      VA   22020          1            06/21/96         14
    0380492984                           03           08/01/96         30
    961613199                            O            07/01/26
    0


    1515079          209/728             F          246,900.00         ZZ
                                         360        246,738.49          1
    6101 UNION VILLAGE CT              8.125          1,833.23         95
                                       7.875          1,833.23      259,900.00
    CLIFTON          VA   22024          1            06/26/96         14
    0380492869                           03           08/01/96         30
    961632777                            O            07/01/26
    0


    1515081          209/728             F          333,600.00         ZZ
                                         360        333,370.41          1
    9201 DEVERON COURT                 7.875          2,418.84         80
                                       7.625          2,418.84      417,000.00
    FAIRFAX STATION  VA   22039          1            06/13/96         00
    0380493008                           03           08/01/96          0
    961616085                            O            07/01/26
    0


    1515084          637/728             F          255,350.00         ZZ
                                         360        255,350.00          1
    427 WEDGEWOOD DRIVE                9.000          2,054.61         95
                                       8.750          2,054.61      268,800.00
    HENDERSON        NV   89014          1            07/08/96         04
    0380496225                           05           09/01/96         30
    9217308                              O            08/01/26
    0


    1515085          637/728             F          244,625.00         ZZ
                                         360        244,625.00          1
    70 NOONAN RANCH CIRCLE             8.750          1,924.47         95
                                       8.500          1,924.47      257,500.00
1


    SANTA ROSA       CA   95403          1            07/10/96         04
    0380496571                           09           09/01/96         30
    9055112                              O            08/01/26
    0


    1515086          637/728             F          591,200.00         ZZ
                                         360        591,200.00          1
    735 SLEEPER AVENUE                 8.625          4,598.30         80
                                       8.375          4,598.30      739,000.00
    MOUTAIN VIEW     CA   94040          1            07/03/96         00
    0380496647                           05           09/01/96          0
    3438280                              O            08/01/26
    0


    1515115          E22/G01             F          340,000.00         ZZ
                                         360        340,000.00          1
    2016 CANYON ROAD                   8.875          2,705.19         80
                                       8.625          2,705.19      425,000.00
    ARCADIA          CA   91006          1            07/09/96         00
    0410180095                           05           09/01/96          0
    410180095                            O            08/01/26
    0


    1515116          E22/728             F          100,800.00         BB
                                         360        100,742.01          1
    302 LEAF SAGE COURT                8.750            792.99         80
                                       8.500            792.99      126,000.00
    THE WOODLANDS    TX   77381          1            06/27/96         00
    0410200257                           03           08/01/96          0
    410200257                            O            07/01/26
    0


    1515161          003/728             F          234,650.00         T
                                         360        234,650.00          1
    18592 OCEAN MIST DRIVE             9.000          1,888.05         80
                                       8.750          1,888.05      293,370.00
    BOCA RATON       FL   33498          1            07/08/96         00
    0380494915                           03           09/01/96          0
    3616588                              O            08/01/26
    0


    1515253          171/728             F          115,000.00         ZZ
                                         360        114,938.80          1
    500 NORTH THE STRAND #60           9.125            935.68         55
                                       8.875            935.68      210,000.00
    OCEANSIDE        CA   92054          1            06/13/96         00
    0380498635                           01           08/01/96          0
    67094400                             O            07/01/26
    0
1




    1515254          171/728             F          220,000.00         ZZ
                                         360        220,000.00          1
    5148 SOUTHWEST BANCROFT STREET     8.750          1,730.74         64
                                       8.500          1,730.74      344,000.00
    PORTLAND         OR   97221          1            07/02/96         00
    0380497058                           05           09/01/96          0
    37092393                             O            08/01/26
    0


    1515257          171/728             F          258,400.00         ZZ
                                         360        258,400.00          1
    4243 TULANE AVENUE                 8.625          2,009.81         80
                                       8.375          2,009.81      323,000.00
    LONG BEACH       CA   90808          1            07/12/96         00
    0380497033                           05           09/01/96          0
    0355271                              O            08/01/26
    0


    1515260          363/728             F          345,000.00         ZZ
                                         360        344,806.59          1
    1010 EAST TIERRA BUENA LANE        8.875          2,744.97         80
                                       8.625          2,744.97      435,000.00
    PHOENIX          AZ   85022          2            06/14/96         00
    0380495680                           05           08/01/96          0
    8714220672                           O            07/01/26
    0


    1515266          765/728             F          249,600.00         ZZ
                                         360        249,600.00          1
    17074 CALAHAN STREET               8.500          1,919.21         80
                                       8.250          1,919.21      312,000.00
    LOS ANGELES      CA   91325          1            07/08/96         00
    0380499377                           05           09/01/96          0
    315917                               O            08/01/26
    0


    1515267          559/728             F          137,500.00         ZZ
                                         360        137,500.00          1
    1378 TOMLEE DRIVE                  8.625          1,069.47         57
                                       8.375          1,069.47      242,500.00
    BERKELEY         CA   94702          1            06/26/96         00
    0380496191                           05           09/01/96          0
    5338041                              O            08/01/26
    0


    1515273          559/728             F          284,000.00         ZZ
                                         360        284,000.00          1
1


    1207 LINCOLN AVENUE                7.875          2,059.20         80
                                       7.625          2,059.20      355,000.00
    BURLINGAME       CA   94010          1            07/09/96         00
    0380496142                           05           09/01/96          0
    5349196                              O            08/01/26
    0


    1515293          898/728             F          150,000.00         ZZ
                                         360        150,000.00          1
    43367 ST TROPEZ COURT              9.000          1,206.93         68
                                       8.750          1,206.93      222,650.00
    STERLING HEIGHT  MI   48314          1            07/17/96         00
    0380496597                           05           09/01/96          0
    4539206                              O            08/01/26
    0


    1515298          450/G01             F          250,000.00         ZZ
                                         360        250,000.00          1
    1050 PENNIMAN                      9.000          2,011.56         55
                                       8.750          2,011.56      460,000.00
    PLYMOUTH         MI   48170          1            07/08/96         00
    0430001859                           05           09/01/96          0
    4180774                              O            08/01/26
    0


    1515304          074/074             F          125,000.00         ZZ
                                         360        124,740.22          1
    202 SOUTHWOOD CIRCLE               7.875            906.34         55
                                       7.625            906.34      230,000.00
    SYOSSET          NY   11791          5            04/17/96         00
    1107007931                           05           06/01/96          0
    1107007931                           O            05/01/26
    0


    1515309          074/074             F          283,500.00         ZZ
                                         360        283,127.85          1
    1695 HILL CREST DRIVE              8.125          2,104.98         90
                                       7.875          2,104.98      315,000.00
    ORIENT           NY   11957          1            05/28/96         04
    1112074417                           05           07/01/96         25
    1112074417                           O            06/01/26
    0


    1515310          074/074             F          292,000.00         ZZ
                                         360        291,075.80          1
    497 STATE RD                       7.750          2,091.92         80
                                       7.500          2,091.92      365,000.00
    SCHUYLKILL       PA   19460          1            04/26/96         00
    1172129390                           05           06/01/96          0
1


    1172129390                           O            05/01/26
    0


    1515311          074/074             F           96,000.00         ZZ
                                         360         95,891.96          1
    812 MINTER AVENUE                  8.875            763.82         60
                                       8.625            763.82      160,000.00
    GLENWOOD SPRING  CO   81601          5            05/06/96         00
    1274000036                           05           07/01/96          0
    1274000036                           O            06/01/26
    0


    1515312          074/074             F          400,000.00         ZZ
                                         360        397,542.45          1
    8940 SW 61ST COURT                 8.875          3,182.58         48
                                       8.625          3,182.58      850,000.00
    MIAMI            FL   33156          5            05/03/96         00
    1302013759                           05           07/01/96          0
    1302013759                           O            06/01/26
    0


    1515313          074/074             F          260,000.00         ZZ
                                         360        259,524.11          1
    5154 LA GORCE DR                   8.500          1,999.18         65
                                       8.250          1,999.18      400,000.00
    MIAMI BEACH      FL   33140          2            04/12/96         00
    1312017858                           05           06/01/96          0
    1312017858                           O            05/01/26
    0


    1515314          074/074             F          800,000.00         ZZ
                                         360        798,949.83          1
    3001 NW LURAY CIRCUS               8.125          5,939.98         67
                                       7.875          5,939.98    1,201,000.00
    PORTLAND         OR   97210          1            05/15/96         00
    1493000208                           05           07/01/96          0
    1493000208                           O            06/01/26
    0


    1515315          074/074             F          250,000.00         ZZ
                                         360        249,493.41          1
    4003 RAINBOW GLEN COURT            8.000          1,834.41         72
                                       7.750          1,834.41      350,000.00
    ANNANDALE        VA   22003          5            04/10/96         00
    1500135613                           05           06/01/96          0
    1500135613                           O            05/01/26
    0


1


    1515323          074/074             F          336,500.00         ZZ
                                         360        335,782.89          1
    1865 ROSE VILLA STREET             7.750          2,410.73         89
                                       7.500          2,410.73      380,000.00
    PASADENA         CA   91107          2            04/09/96         10
    1562150729                           05           06/01/96         25
    1562150729                           O            05/01/26
    0


    1515325          074/074             F          276,500.00         ZZ
                                         360        275,910.76          1
    2329 WAYNE AVENUE                  7.750          1,980.88         80
                                       7.500          1,980.88      345,700.00
    LOS ANGELES      CA   90027          1            04/10/96         00
    1562151470                           05           06/01/96          0
    1562151470                           O            05/01/26
    0


    1515332          074/074             F          424,000.00         ZZ
                                         360        422,961.78          1
    50 SOUTH AVENIDA CORONA            8.000          3,111.17         80
                                       7.750          3,111.17      530,000.00
    RANCHO PALOS VE  CA   90275          1            04/09/96         00
    1562153341                           05           06/01/96          0
    1562153341                           O            05/01/26
    0


    1515334          074/074             F        1,000,000.00         ZZ
                                         360        998,720.28          1
    12813 BRISTOL CIRCLE               8.250          7,512.67         48
                                       8.000          7,512.67    2,100,000.00
    LOS ANGELES      CA   90049          2            05/03/96         00
    1562155110                           05           07/01/96          0
    1562155110                           O            06/01/26
    0


    1515335          074/074             F          270,000.00         ZZ
                                         360        267,633.39          1
    3391 N CALLE DE CATALINA           7.875          1,957.69         84
                                       7.625          1,957.69      325,000.00
    TUCSON           AZ   85749          1            03/27/96         12
    1563114141                           03           05/01/96         12
    1563114141                           O            04/01/26
    0


    1515336          074/074             F          414,000.00         ZZ
                                         360        413,742.68          1
    5018 RADBROOK PLACE                8.375          3,146.70         80
                                       8.125          3,146.70      517,500.00
1


    DALLAS           TX   75220          1            06/20/96         00
    1563123324                           05           08/01/96          0
    1563123324                           O            07/01/26
    0


    1515337          074/074             F          219,600.00         ZZ
                                         360        219,470.34          1
    3002 SOUTHEST 149TH COURT          8.625          1,708.03         90
                                       8.375          1,708.03      244,000.00
    VANCOUVER        WA   98683          1            06/14/96         11
    1565132563                           05           08/01/96         25
    1565132563                           O            07/01/26
    0


    1515341          074/074             F          258,750.00         ZZ
                                         360        258,140.75          1
    3665 PASEO VISTA FAMOSA            7.250          1,765.14         75
                                       7.000          1,765.14      345,000.00
    RANCHO SANTA FE  CA   92067          2            04/02/96         00
    1567151650                           03           06/01/96          0
    1567151650                           O            05/01/26
    0


    1515343          074/074             F          332,000.00         ZZ
                                         360        331,437.46          1
    5418 RENAISSANCE AVENUE            8.875          2,641.55         80
                                       8.625          2,641.55      415,000.00
    SAN DIEGO        CA   92122          5            04/22/96         00
    1567156609                           01           06/01/96          0
    1567156609                           O            05/01/26
    0


    1515345          074/074             F          232,150.00         ZZ
                                         360        231,691.33          1
    5538 EAST HELENA DRIVE             8.125          1,723.71         90
                                       7.875          1,723.71      257,960.00
    SCOTTSDALE       AZ   85254          1            04/09/96         10
    1569133207                           05           06/01/96         25
    1569133207                           O            05/01/26
    0


    1515346          074/074             F           75,000.00         ZZ
                                         360         74,711.20          1
    4 LA SEMILLA ROAD                  8.375            570.06         36
                                       8.125            570.06      210,000.00
    TAOS             NM   87571          5            04/08/96         00
    1569141125                           05           06/01/96          0
    1569141125                           O            05/01/26
    0
1




    1515347          074/074             F          236,000.00         ZZ
                                         360        235,600.12          1
    1410 WEST EMERALD KEY COURT        8.875          1,877.73         80
                                       8.625          1,877.73      295,000.00
    GILBERT          AZ   85233          5            04/18/96         00
    1569141158                           03           06/01/96          0
    1569141158                           O            05/01/26
    0


    1515348          074/074             F          306,000.00         ZZ
                                         360        305,646.60          1
    6311 BENT WATER DRIVE              8.750          2,407.31         90
                                       8.500          2,407.31      340,000.00
    ORANGE           TX   77632          2            05/10/96         10
    1571114216                           05           07/01/96         25
    1571114216                           O            06/01/26
    0


    1515350          074/074             F          300,000.00         ZZ
                                         360        298,621.29          1
    1205 CALLE DEL ARROYO              8.000          2,201.30         86
                                       7.750          2,201.30      350,000.00
    BOYES HOT SPRIN  CA   95476          1            04/10/96         11
    1573144149                           05           06/01/96         25
    1573144149                           O            05/01/26
    0


    1515351          074/074             F          320,250.00         T
                                         360        319,550.21          1
    2350 STAR HARBOR COURT, #6         7.625          2,266.71         75
                                       7.375          2,266.71      427,000.00
    TAHOE CITY       CA   96145          1            04/10/96         00
    1573145378                           09           06/01/96          0
    1573145378                           O            05/01/26
    0


    1515352          074/074             F          288,000.00         ZZ
                                         360        287,401.49          1
    700 ARNOLD COURT                   7.875          2,088.20         80
                                       7.625          2,088.20      360,000.00
    DIXON            CA   95620          4            04/05/96         00
    1573145390                           05           06/01/96          0
    1573145390                           O            05/01/26
    0


    1515354          074/074             F          274,500.00         ZZ
                                         360        273,957.64          1
1


    129 ELM STREET                     8.125          2,038.16         90
                                       7.875          2,038.16      305,000.00
    WOODMERE         NY   11598          1            04/15/96         10
    1576011720                           05           06/01/96         25
    1576011720                           O            05/01/26
    0


    1515355          074/074             F           77,250.00         ZZ
                                         360         75,607.98          1
    518 GLENDALE STREET                8.875            614.64         75
                                       8.625            614.64      103,000.00
    OWATONNA         MN   55060          1            04/15/96         00
    1576011822                           05           06/01/96          0
    1576011822                           O            05/01/26
    0


    1515356          074/074             F          243,750.00         ZZ
                                         360        243,461.13          1
    648 ORANGEBURGH ROAD               8.625          1,895.87         75
                                       8.375          1,895.87      325,000.00
    RIVER VALE       NJ   07675          1            05/07/96         00
    1576015040                           05           07/01/96          0
    1576015040                           O            06/01/26
    0


    1515357          074/074             F          160,000.00         ZZ
                                         360        159,707.13          1
    4001 SHARON VIEW ROAD              8.500          1,230.27         80
                                       8.250          1,230.27      200,000.00
    CHARLOTTE        NC   28226          5            04/25/96         00
    1577038121                           05           06/01/96          0
    1577038121                           O            05/01/26
    0


    1515358          074/074             F          113,750.00         ZZ
                                         360        113,562.20          1
    501 13TH AVE.                      9.000            915.26         65
                                       8.750            915.26      175,000.00
    IDAHO SPRINGS    CO   80452          5            04/15/96         00
    1579020116                           05           06/01/96          0
    1579020116                           O            05/01/26
    0


    1515360          074/074             F          108,000.00         ZZ
                                         360        107,861.79          1
    7989 BROCK ROAD                    8.250            811.37         80
                                       8.000            811.37      135,000.00
    PLAIN CITY       OH   43064          5            05/29/96         00
    1581050517                           05           07/01/96          0
1


    1581050517                           O            06/01/26
    0


    1515361          074/074             F           83,900.00         ZZ
                                         360         83,765.03          1
    1749 NORTH WELLS STREET, #2105     9.125            682.64         70
                                       8.875            682.64      119,900.00
    CHICAGO          IL   60614          1            04/15/96         00
    1583020492                           06           06/01/96          0
    1583020492                           O            05/01/26
    0


    1515362          074/074             F          480,000.00         ZZ
                                         360        479,693.92          1
    5318 BLACKISTONE ROAD              8.250          3,606.08         80
                                       8.000          3,606.08      600,000.00
    BETHESDA         MD   20816          2            06/13/96         00
    1587033940                           05           08/01/96          0
    1587033940                           O            07/01/26
    0


    1515363          074/074             F          500,000.00         ZZ
                                         360        498,960.91          1
    4822 WOODMERE ROAD                 7.875          3,625.35         72
                                       7.625          3,625.35      700,000.00
    TAMPA            FL   33609          5            04/12/96         00
    1589041826                           05           06/01/96          0
    1589041826                           O            05/01/26
    0


    1515365          074/074             F           66,750.00         ZZ
                                         360         66,674.87          1
    1516 ORANGEWOOD DRIVE              8.875            531.10         75
                                       8.625            531.10       89,000.00
    LAKELAND         FL   33813          2            05/21/96         00
    1589046524                           05           07/01/96          0
    1589046524                           O            06/01/26
    0


    1515366          074/074             F          215,000.00         ZZ
                                         360        214,758.03          1
    4608 RICHARDS COURT                8.875          1,710.64         80
                                       8.625          1,710.64      270,000.00
    TAMPA            FL   33611          5            05/24/96         00
    1589051364                           05           07/01/96          0
    1589051364                           O            06/01/26
    0


1


    1515367          074/074             F          224,000.00         ZZ
                                         360        223,877.64          1
    1015 NE 93 STREET                  9.000          1,802.36         80
                                       8.750          1,802.36      280,000.00
    MIAMI SHORES     FL   33138          2            06/19/96         00
    1589054216                           05           08/01/96          0
    1589054216                           O            07/01/26
    0


    1515368          074/074             F           57,200.00         ZZ
                                         360         57,105.55          1
    411 LAKEVIEW STREET                9.000            460.25         65
                                       8.750            460.25       88,000.00
    ORLANDO          FL   32804          5            04/17/96         00
    1590010740                           05           06/01/96          0
    1590010740                           O            05/01/26
    0


    1515369          074/074             F          251,750.00         ZZ
                                         360        251,252.60          1
    1522 CHARLOTTE LANE                8.125          1,869.24         95
                                       7.875          1,869.24      265,000.00
    ORLANDO          FL   32804          1            04/15/96         12
    1590011039                           05           06/01/96         30
    1590011039                           O            05/01/26
    0


    1515370          074/074             F          221,500.00         ZZ
                                         360        221,073.33          1
    11654 SWIFTWATER CIRCLE            8.250          1,664.06         80
                                       8.000          1,664.06      276,900.00
    ORLANDO          FL   32817          1            04/22/96         00
    1590011072                           03           06/01/96          0
    1590011072                           O            05/01/26
    0


    1515371          074/074             F          330,000.00         ZZ
                                         360        329,204.43          3
    9400 WEST BAY HARBOR DRIVE         8.125          2,450.25         75
                                       7.875          2,450.25      440,000.00
    BAY HARBOR ISLA  FL   33154          2            04/08/96         00
    1592028702                           05           06/01/96          0
    1592028702                           O            05/01/26
    0


    1515372          074/074             F          230,250.00         ZZ
                                         360        229,352.06          1
    3672 TORITO CIRCLE                 8.875          1,831.98         80
                                       8.625          1,831.98      287,850.00
1


    PALM SPRINGS     CA   92264          1            04/10/96         00
    1595000594                           05           06/01/96          0
    1595000594                           O            05/01/26
    0


    1515376          074/074             F          379,400.00         ZZ
                                         360        378,757.17          1
    1192 DORALEE WAY                   8.875          3,018.68         74
                                       8.625          3,018.68      519,000.00
    SAN JOSE         CA   95125          1            04/12/96         00
    1596000931                           05           06/01/96          0
    1596000931                           O            05/01/26
    0


    1515377          074/074             F          270,450.00         ZZ
                                         360        269,887.97          1
    4 BROOK RUN COURT                  7.875          1,960.95         90
                                       7.625          1,960.95      300,500.00
    GERMANTOWN       MD   20876          1            04/30/96         14
    1731136738                           03           06/01/96         25
    1731136738                           O            05/01/26
    0


    1515378          074/074             F          100,000.00         ZZ
                                         360         99,890.35          1
    1434 PERRY PLACE NW                9.000            804.62         80
                                       8.750            804.62      125,000.00
    WASHINGTON       DC   20010          5            05/17/96         00
    1731137752                           07           07/01/96          0
    1731137752                           O            06/01/26
    0


    1515379          074/074             F          255,000.00         ZZ
                                         360        254,567.97          1
    2808 FORGE ROAD                    8.875          2,028.89         64
                                       8.625          2,028.89      400,000.00
    TOANO            VA   23168          5            04/19/96         00
    1782047828                           05           06/01/96          0
    1782047828                           O            05/01/26
    0


    1515396          E22/G01             F           56,600.00         ZZ
                                         360         56,600.00          1
    403 PRESSWOOD DRIVE                9.125            460.52         75
                                       8.875            460.52       75,500.00
    SPRING           TX   77386          1            07/09/96         00
    0410178495                           03           09/01/96          0
    410178495                            O            08/01/26
    0
1




    1515431          696/728             F          212,800.00         ZZ
                                         360        212,800.00          1
    1272 NEW HAMPSHIRE AVE NW 4        8.750          1,674.10         80
                                       8.500          1,674.10      266,000.00
    WASHINGTON       DC   20036          1            07/17/96         00
    0380494980                           01           09/01/96          0
    3124341                              O            08/01/26
    0


    1515495          668/G01             F          285,750.00         ZZ
                                         360        285,750.00          1
    1014 WINDSOR AVENUE                8.750          2,248.00         90
                                       8.500          2,248.00      317,500.00
    OAKLAND          CA   94610          1            06/27/96         04
    0430003335                           05           09/01/96         25
    6814743                              O            08/01/26
    0


    1515504          668/G01             F          232,000.00         ZZ
                                         360        232,000.00          1
    8565 EAST PEPPERTREE LANE          8.625          1,804.48         80
                                       8.375          1,804.48      290,000.00
    SCOTTSDALE       AZ   85250          1            07/12/96         00
    0430003301                           05           09/01/96          0
    6838015                              O            08/01/26
    0


    1515510          003/G01             F          275,600.00         ZZ
                                         360        275,600.00          1
    3234 PACES MILL RD                 8.750          2,168.15         80
                                       8.500          2,168.15      344,500.00
    ATLANTA          GA   30339          1            07/02/96         00
    0430001743                           01           09/01/96          0
    3712197                              O            08/01/26
    0


    1515528          637/G01             F          141,000.00         ZZ
                                         360        141,000.00          1
    32-37 55TH STREET                  8.750          1,109.25         68
                                       8.500          1,109.25      210,000.00
    WOODSIDE         NY   11377          2            07/10/96         00
    0430002907                           05           09/01/96          0
    4743779                              O            08/01/26
    0


    1515532          637/G01             F          548,000.00         ZZ
                                         360        548,000.00          1
1


    3612 ALTA VISTA AVENUE             8.750          4,311.12         80
                                       8.500          4,311.12      685,000.00
    SANTA ROSA       CA   95409          1            07/01/96         00
    0430002485                           05           09/01/96          0
    9051533                              O            08/01/26
    0


    1515536          624/728             F          229,600.00         ZZ
                                         360        229,600.00          1
    579 CURIE DRIVE                    8.750          1,806.26         80
                                       8.500          1,806.26      287,000.00
    SAN JOSE         CA   95123          1            07/10/96         00
    0380499591                           05           09/01/96          0
    32012260066                          O            08/01/26
    0


    1515537          766/G01             F          130,000.00         ZZ
                                         360        130,000.00          1
    3504 ROYAL PALM AVE                9.000          1,046.01         29
                                       8.750          1,046.01      460,000.00
    COCONUT GROVE    FL   33133          2            07/16/96         00
    0430001909                           05           09/01/96          0
    5236045                              O            08/01/26
    0


    1515554          731/728             F          104,000.00         ZZ
                                         360        104,000.00          2
    1760 & 1762 WEST ONSTOTT ROAD      9.125            846.18         80
                                       8.875            846.18      130,000.00
    YUBA CITY        CA   95993          1            07/11/96         00
    0380497108                           05           09/01/96          0
    110540931                            O            08/01/26
    0


    1515560          267/267             F          394,000.00         ZZ
                                         360        394,000.00          1
    1938 MILAN AVENUE                  8.375          2,994.69         80
                                       8.125          2,994.69      492,500.00
    SOUTH PASEDENA   CA   91030          1            07/03/96         00
    4411180                              05           09/01/96          0
    4411180                              O            08/01/26
    0


    1515561          267/267             F          255,000.00         ZZ
                                         360        255,000.00          1
    2517 PACIFIC AVENUE                8.375          1,938.19         54
                                       8.125          1,938.19      480,000.00
    MANHATTAN BEACH  CA   90266          1            07/01/96         00
    4411350                              05           09/01/96          0
1


    4411350                              O            08/01/26
    0


    1515562          267/267             F          260,000.00         ZZ
                                         360        260,000.00          1
    1922 GLENCOE WAY                   7.875          1,885.19         80
                                       7.625          1,885.19      325,000.00
    GLENDALE         CA   91208          1            07/09/96         00
    4405854                              05           09/01/96          0
    4405854                              O            08/01/26
    0


    1515564          267/267             F          235,700.00         ZZ
                                         360        234,814.37          1
    31 SUNDOWN DRIVE                   7.500          1,648.05         95
                                       7.250          1,648.05      248,130.00
    TRABUCO CANYON   CA   92679          1            02/15/96         11
    7251872                              03           04/01/96         30
    7251872                              O            03/01/26
    0


    1515565          267/267             F          253,800.00         ZZ
                                         360        253,633.98          1
    5140 CLOUD AVENUE                  8.125          1,884.46         90
                                       7.875          1,884.46      282,000.00
    LA CRESCENTA     CA   91214          1            06/11/96         11
    4407822                              05           08/01/96         25
    4407822                              O            07/01/26
    0


    1515566          267/267             F          324,000.00         ZZ
                                         360        323,788.05          1
    18800 PASADERO DRIVE               8.125          2,405.70         90
                                       7.875          2,405.70      360,000.00
    TARZANA          CA   91356          1            06/06/96         11
    4406436                              05           08/01/96         25
    4406436                              O            07/01/26
    0


    1515569          461/G01             F          242,000.00         ZZ
                                         360        242,000.00          1
    29616 SANTA ANA CANYON ROAD        8.750          1,903.82         90
                                       8.500          1,903.82      269,000.00
    HIGHLAND         CA   92346          1            07/16/96         01
    0430002782                           05           09/01/96         25
    21028162                             O            08/01/26
    0


1


    1515571          559/G01             F          220,000.00         ZZ
                                         360        220,000.00          1
    818 MAGELLAN LANE                  8.875          1,750.42         80
                                       8.625          1,750.42      275,000.00
    FOSTER CITY      CA   94404          1            07/15/96         00
    0430002592                           09           09/01/96          0
    5352299                              O            08/01/26
    0


    1515572          559/G01             F          119,200.00         ZZ
                                         360        119,200.00          1
    7304 SW LINETTE WAY                8.750            937.75         80
                                       8.500            937.75      149,000.00
    BEAVERTON        OR   97007          1            07/17/96         00
    0430008193                           05           09/01/96          0
    5351861                              O            08/01/26
    0


    1515573          624/728             F          224,900.00         ZZ
                                         360        224,900.00          1
    14839 AVENIDA ANITA                8.500          1,729.29         90
                                       8.250          1,729.29      249,900.00
    CHINO HILLS      CA   91709          1            07/11/96         11
    0380497660                           05           09/01/96         25
    34087760663                          O            08/01/26
    0


    1515579          936/728             F          290,000.00         ZZ
                                         360        290,000.00          1
    3319 SPRINGHILL ROAD               8.500          2,229.85         65
                                       8.250          2,229.85      450,000.00
    LAFAYETTE        CA   94549          1            07/09/96         00
    0380496308                           05           09/01/96          0
    6088835                              O            08/01/26
    0


    1515580          936/728             F          284,800.00         ZZ
                                         360        284,800.00          1
    2551 VALLEY OAKS ESTATES DRIVE     8.625          2,215.15         80
                                       8.375          2,215.15      356,000.00
    WILDWOOD         MO   63005          1            07/16/96         00
    0380496704                           05           09/01/96          0
    6088561                              O            08/01/26
    0


    1515581          936/728             F          239,850.00         ZZ
                                         360        239,850.00          1
    13108 NE 203RD PLACE               8.625          1,865.53         95
                                       8.375          1,865.53      252,500.00
1


    WOODINVILLE      WA   98072          1            07/01/96         14
    0380497082                           05           09/01/96         30
    6025282                              O            08/01/26
    0


    1515583          776/728             F          180,000.00         ZZ
                                         360        180,000.00          1
    220 CIRLCE DRIVE                   8.750          1,416.07         80
                                       8.500          1,416.07      225,000.00
    FELTON           CA   95018          1            07/10/96         00
    0380497116                           05           09/01/96          0
    6233823                              O            08/01/26
    0


    1515589          776/728             F          387,600.00         ZZ
                                         360        387,600.00          1
    1191 LITTLEOAK DRIVE               9.250          3,188.69         80
                                       9.000          3,188.69      484,500.00
    SAN JOSE         CA   95129          1            07/10/96         00
    0380497223                           05           09/01/96          0
    6233735                              O            08/01/26
    0


    1515592          776/728             F          233,200.00         ZZ
                                         360        233,200.00          1
    13145 THOMASVILLE COURT            8.875          1,855.44         80
                                       8.625          1,855.44      291,500.00
    MOORPARK         CA   93021          1            07/08/96         00
    0380497017                           03           09/01/96          0
    2134905                              O            08/01/26
    0


    1515597          881/728             F          260,100.00         ZZ
                                         360        260,100.00          1
    5503 KAMET COURT                   8.750          2,046.21         90
                                       8.500          2,046.21      289,000.00
    VENTURA          CA   93003          1            07/05/96         14
    0380497074                           05           09/01/96         25
    602235                               O            08/01/26
    0


    1515628          369/G01             F          240,000.00         ZZ
                                         360        239,872.28          1
    207 LA COSTA                       9.125          1,952.72         78
                                       8.875          1,952.72      310,000.00
    MONTGOMERY       TX   77356          4            06/18/96         00
    0430008144                           03           08/01/96          0
    955021103                            O            07/01/26
    0
1




    1515652          776/728             F           96,850.00         ZZ
                                         360         96,794.28          1
    7212 184TH STREET COURT EAST       8.750            761.92         75
                                       8.500            761.92      130,000.00
    PUYALLUP         WA   98373          2            06/10/96         00
    0380496654                           05           08/01/96          0
    5229664                              O            07/01/26
    0


    1515698          964/G01             F          223,950.00         ZZ
                                         360        223,950.00          1
    1719 CORALTREE PLACE               8.250          1,682.46         80
                                       8.000          1,682.46      279,950.00
    SAN JOSE         CA   95131          1            07/01/96         00
    0430002006                           05           09/01/96          0
    18991                                O            08/01/26
    0


    1515712          E22/G01             F           85,000.00         ZZ
                                         360         85,000.00          1
    4755 JONES BRIDGE WOODS DRIVE      8.500            653.58         62
                                       8.250            653.58      137,500.00
    ALPHARETTA       GA   30202          1            07/12/96         00
    0410193379                           05           09/01/96          0
    410193379                            O            08/01/26
    0


    1515761          696/728             F          306,400.00         ZZ
                                         360        306,400.00          1
    8220 LAKENHEATH WAY                8.750          2,410.45         80
                                       8.500          2,410.45      383,000.00
    POTOMAC          MD   20854          1            07/22/96         00
    0380497629                           07           09/01/96          0
    3264358                              O            08/01/26
    0


    1515775          626/G01             F          384,000.00         ZZ
                                         360        384,000.00          1
    1741 ARROYO VISTA WAY              8.250          2,884.87         80
                                       8.000          2,884.87      480,000.00
    EL DORADO HILLS  CA   95762          1            07/12/96         00
    0430002204                           05           09/01/96          0
    0637672                              O            08/01/26
    0


    1515782          744/728             F          242,400.00         ZZ
                                         360        242,400.00          1
1


    2811 VAN BUREN STREET              8.750          1,906.96         80
                                       8.500          1,906.96      303,000.00
    ALAMEDA          CA   94501          1            07/10/96         00
    0380496779                           05           09/01/96          0
    77734                                O            08/01/26
    0


    1515806          822/728             F          149,500.00         ZZ
                                         360        149,500.00          2
    317 PALMER ST                      8.250          1,123.15         65
                                       8.000          1,123.15      230,000.00
    ELIZABETH        NJ   07202          2            07/12/96         00
    0380497819                           05           09/01/96          0
    3516006609                           O            08/01/26
    0


    1515807          776/728             F          496,850.00         ZZ
                                         360        496,850.00          1
    1150 2ND STREET                    8.500          3,820.35         75
                                       8.250          3,820.35      662,500.00
    MANHATTAN BEACH  CA   90266          1            07/15/96         00
    0380498379                           05           09/01/96          0
    6135160                              O            08/01/26
    0


    1515812          559/G01             F          269,000.00         ZZ
                                         360        269,000.00          1
    1066 MITCHELL COURT                8.250          2,020.91         73
                                       8.000          2,020.91      369,000.00
    CAMPBELL         CA   95128          1            07/16/96         00
    0430009134                           05           09/01/96          0
    5348156                              O            08/01/26
    0


    1515924          766/G01             F           75,000.00         ZZ
                                         360         75,000.00          1
    217 HARBOR DRIVE                   8.875            596.73         26
                                       8.625            596.73      295,000.00
    KEY LARGO        FL   33037          1            07/20/96         00
    0430009068                           05           09/01/96          0
    960Z0386                             O            08/01/26
    0


    1515945          976/728             F          224,950.00         ZZ
                                         360        224,823.88          1
    3237 RANCHO DIEGO CIRCLE           8.875          1,789.81         90
                                       8.625          1,789.81      250,000.00
    SAN DIEGO        CA   92019          1            06/20/96         10
    0380499617                           03           08/01/96         25
1


    829522                               O            07/01/26
    0


    1515946          976/728             F          215,900.00         ZZ
                                         360        215,758.76          1
    1008 NORTH QUANTICO STREET         8.125          1,603.06         80
                                       7.875          1,603.06      269,900.00
    ARLINGTON        VA   22205          1            06/28/96         00
    0380499369                           05           08/01/96          0
    057504                               O            07/01/26
    0


    1515948          976/728             F          302,350.00         ZZ
                                         360        302,157.20          1
    12 EAST SQUARE LANE                8.250          2,271.46         80
                                       8.000          2,271.46      377,995.00
    RICHMOND         VA   23233          1            06/28/96         00
    0380498015                           03           08/01/96          0
    844752                               O            07/01/26
    0


    1515950          976/G01             F          350,000.00         ZZ
                                         360        349,803.78          1
    101 VIA NOVELLA                    8.875          2,784.76         72
                                       8.625          2,784.76      487,000.00
    APTOS            CA   95003          1            06/21/96         00
    0430008276                           05           08/01/96          0
    129010                               O            07/01/26
    0


    1515951          E60/728             F          436,500.00         ZZ
                                         360        436,500.00          1
    951 AVILA BEACH DRIVE              8.500          3,356.31         70
                                       8.250          3,356.31      630,000.00
    AVILA BEACH      CA   93424          2            07/22/96         00
    0380498213                           05           09/01/96          0
    510045                               O            08/01/26
    0


    1515956          976/728             F          350,000.00         ZZ
                                         360        350,000.00          1
    855 BROOKHAVEN SPRINGS DRIVE       8.500          2,691.20         62
                                       8.250          2,691.20      570,520.00
    ATLANTA          GA   30342          1            07/08/96         00
    0380499625                           03           09/01/96          0
    080595                               O            08/01/26
    0


1


    1516092          E22/G01             F          183,000.00         ZZ
                                         360        183,000.00          1
    1360 PARKSIDE DRIVE                8.875          1,456.03         77
                                       8.625          1,456.03      238,000.00
    TRACY            CA   95376          2            07/18/96         00
    0410155642                           05           09/01/96          0
    410155642                            O            08/01/26
    0


    1516094          E22/G01             F          239,850.00         ZZ
                                         360        239,850.00          1
    4969 KINGSWOOD DRIVE               9.000          1,929.89         90
                                       8.750          1,929.89      266,500.00
    CARMEL           IN   46033          1            07/17/96         01
    0410216196                           03           09/01/96         25
    410216196                            O            08/01/26
    0


    1516100          686/G01             F           71,250.00         ZZ
                                         360         71,250.01          1
    1492 WHITECAP TRACE                8.375            541.56         75
                                       8.125            541.56       95,000.00
    MARIETTA         GA   30066          1            07/25/96         00
    0430003459                           05           09/01/96          0
    817567761                            O            08/01/26
    0


    1516154          696/G01             F          232,000.00         ZZ
                                         360        232,000.00          1
    7415 VENICE STREET                 8.000          1,702.33         80
                                       7.750          1,702.33      290,000.00
    FALLS CHURCH     VA   22043          1            07/25/96         00
    0430004846                           05           09/01/96          0
    2238180                              O            08/01/26
    0


    1516175          E19/G01             F          144,000.00         ZZ
                                         360        144,000.00          1
    7130 TIARA AVENUE                  9.125          1,171.63         80
                                       8.875          1,171.63      180,000.00
    HIGHLAND         CA   92346          2            07/18/96         00
    0430007807                           05           09/01/96          0
    10426                                O            08/01/26
    0


    1516202          964/G01             F          229,600.00         ZZ
                                         360        229,600.00          1
    1034 18TH STREET NO. #2            8.625          1,785.81         80
                                       8.375          1,785.81      287,000.00
1


    SANTA MONICA     CA   90403          1            07/17/96         00
    0430002618                           05           09/01/96          0
    19132                                O            08/01/26
    0


    1516209          731/728             F          200,000.00         ZZ
                                         360        200,000.00          1
    107 DAISY CIRCLE                   8.625          1,555.58         80
                                       8.375          1,555.58      250,000.00
    BREA             CA   92821          1            07/19/96         00
    0380498627                           03           09/01/96          0
    411612036                            O            08/01/26
    0


    1516220          E57/728             F          297,000.00         ZZ
                                         360        297,000.00          1
    6375 GOLDEN GATE DRIVE             8.875          2,363.07         90
                                       8.625          2,363.07      330,000.00
    YORBA LINDA      CA   92686          1            07/18/96         04
    0380499435                           05           09/01/96         25
    48782005000                          O            08/01/26
    0


    1516224          685/728             F          244,300.00         ZZ
                                         360        244,300.00          1
    1580 RANCHO HILLS DRIVE            8.875          1,943.76         80
                                       8.625          1,943.76      305,420.00
    CHINO HILLS      CA   91709          1            07/12/96         00
    0380499138                           05           09/01/96          0
    104892                               O            08/01/26
    0


    1516229          450/728             F          232,000.00         ZZ
                                         360        232,000.00          1
    13446 CHRISTIAN BARRETT DRIVE      8.750          1,825.14         83
                                       8.500          1,825.14      281,000.00
    MOORPARK         CA   93021          2            07/05/96         10
    0380500166                           05           09/01/96         17
    4187282                              O            08/01/26
    0


    1516265          E22/G01             F          223,500.00         ZZ
                                         360        223,500.00          1
    1707 KAY COURT                     8.875          1,778.27         75
                                       8.625          1,778.27      298,000.00
    SLEEPY HOLLOW    IL   60118          5            07/16/96         00
    0410170880                           05           09/01/96          0
    410170880                            O            08/01/26
    0
1




    1516270          076/076             F          262,000.00         ZZ
                                         360        261,837.15          1
    6101 WILLOWOOD LANE                8.375          1,991.39         51
                                       8.125          1,991.39      520,000.00
    WILLOWBROOK      IL   60514          1            06/19/96         00
    5659612                              05           08/01/96          0
    5659612                              O            07/01/26
    0


    1516283          076/076             F          250,000.00         ZZ
                                         360        249,840.58          1
    33 SAYRES PATH                     8.250          1,878.17         66
                                       8.000          1,878.17      380,000.00
    WAINSCOTT        NY   11975          2            06/21/96         00
    5658682                              05           08/01/96          0
    5658682                              O            07/01/26
    0


    1516284          076/076             F          270,000.00         ZZ
                                         360        269,848.63          1
    UTE FOREST LANE                    8.875          2,148.24         47
                                       8.625          2,148.24      575,000.00
    EDWARDS          CO   81631          2            06/14/96         00
    5610502                              05           08/01/96          0
    5610502                              O            07/01/26
    0


    1516285          076/076             F          332,000.00         ZZ
                                         360        331,793.64          1
    25270 TERRACE GROVE ROAD           8.375          2,523.44         80
                                       8.125          2,523.44      415,000.00
    LOS GATOS        CA   95030          1            06/10/96         00
    5656532                              05           08/01/96          0
    5656532                              O            07/01/26
    0


    1516292          076/076             F          218,200.00         ZZ
                                         360        218,064.37          1
    38303 238TH AVENUE SOUTHEAST       8.375          1,658.48         90
                                       8.125          1,658.48      242,500.00
    ENUMCLAW         WA   98022          1            06/24/96         12
    5649862                              05           08/01/96         25
    5649862                              O            07/01/26
    0


    1516293          076/076             F          249,600.00         ZZ
                                         360        249,448.79          1
1


    1809 RIVER HEIGHTS                 8.500          1,919.21         80
                                       8.250          1,919.21      312,000.00
    LITTLE ROCK      AR   72202          1            06/04/96         00
    5599192                              05           08/01/96          0
    5599192                              O            07/01/26
    0


    1516296          076/076             F          348,000.00         ZZ
                                         360        347,766.49          1
    11 LOCUST ROAD                     8.000          2,553.51         72
                                       7.750          2,553.51      487,500.00
    WESTON           MA   02193          1            07/01/96         00
    5597252                              05           08/01/96          0
    5597252                              O            07/01/26
    0


    1516297          076/076             F          220,000.00         ZZ
                                         360        219,863.26          1
    9528 MEADOW VALLEY DRIVE           8.375          1,672.16         80
                                       8.125          1,672.16      275,000.00
    VIENNA           VA   22181          1            06/28/96         00
    5644322                              03           08/01/96          0
    5644322                              O            07/01/26
    0


    1516300          076/076             F          282,000.00         ZZ
                                         360        281,829.16          1
    5867 DRY OAK DRIVE                 8.500          2,168.34         70
                                       8.250          2,168.34      403,000.00
    SAN JOSE         CA   95120          1            06/13/96         00
    5639882                              09           08/01/96          0
    5639882                              O            07/01/26
    0


    1516309          076/076             F          275,500.00         ZZ
                                         360        275,319.78          1
    441 WOODBINE DRIVE                 8.125          2,045.58         95
                                       7.875          2,045.58      290,000.00
    PENSACOLA        FL   32503          1            06/28/96         10
    7041832                              05           08/01/96         30
    7041832                              O            07/01/26
    0


    1516315          076/076             F          255,550.00         ZZ
                                         360        255,391.17          1
    913 UPPER HASTINGS WAY             8.375          1,942.36         95
                                       8.125          1,942.36      269,000.00
    VIRGINIA BEACH   VA   23452          1            06/14/96         12
    6098802                              05           08/01/96         30
1


    6098802                              O            07/01/26
    0


    1516316          076/076             F          228,000.00         ZZ
                                         360        227,868.82          1
    715 ELKMONT DRIVE                  8.750          1,793.68         78
                                       8.500          1,793.68      295,000.00
    ATLANTA          GA   30306          2            06/07/96         00
    5927612                              05           08/01/96          0
    5927612                              O            07/01/26
    0


    1516318          076/076             F          256,000.00         ZZ
                                         360        255,836.75          1
    11204 CRANBROOK LANE               8.250          1,923.25         80
                                       8.000          1,923.25      320,000.00
    OAKTON           VA   22124          1            06/27/96         00
    6099642                              05           08/01/96          0
    6099642                              O            07/01/26
    0


    1516322          076/076             F          268,000.00         ZZ
                                         360        267,837.64          1
    9747 SOUTH CLAIRTON LANE           8.500          2,060.69         80
                                       8.250          2,060.69      335,000.00
    HIGHLANDS RANCH  CO   80126          1            06/07/96         00
    7012667                              03           08/01/96          0
    7012667                              O            07/01/26
    0


    1516324          076/076             F          247,000.00         ZZ
                                         360        246,868.55          1
    2490 NEVILLE LANE                  9.125          2,009.68         74
                                       8.875          2,009.68      335,000.00
    MEDFORD          OR   97501          5            06/18/96         00
    7013293                              05           08/01/96          0
    7013293                              O            07/01/26
    0


    1516334          076/076             F           75,000.00         ZZ
                                         360         74,921.93          1
    5936 MARS DRIVE                    9.250            617.01         69
                                       9.000            617.01      110,000.00
    FORT COLLINS     CO   80525          1            05/30/96         00
    7039724                              05           07/01/96          0
    7039724                              O            06/01/26
    0


1


    1516337          076/076             F          318,750.00         ZZ
                                         360        318,575.89          1
    36 ROSENBROOK DRIVE                9.000          2,564.74         75
                                       8.750          2,564.74      425,000.00
    LINCOLN PARK     NJ   07035          2            06/03/96         00
    7039564                              05           08/01/96          0
    7039564                              O            07/01/26
    0


    1516351          076/076             F          350,000.00         ZZ
                                         360        349,776.82          1
    33 THATCH PALM WAY                 8.250          2,629.43         60
                                       8.000          2,629.43      585,000.00
    KEY LARGO        FL   33037          1            06/13/96         00
    7037171                              03           08/01/96          0
    7037171                              O            07/01/26
    0


    1516352          696/728             F          321,000.00         ZZ
                                         360        321,000.00          1
    15831 BERRYVILLE ROAD              9.000          2,582.84         36
                                       8.750          2,582.84      910,000.00
    GERMANTOWN       MD   20874          5            07/24/96         00
    0380498585                           05           09/01/96          0
    2138281                              O            08/01/26
    0


    1516353          076/076             F          288,000.00         ZZ
                                         360        287,834.30          1
    19 RIDGEFIELD ROAD                 8.750          2,265.70         80
                                       8.500          2,265.70      360,000.00
    NEW CITY         NY   10956          1            06/04/96         00
    6042682                              05           08/01/96          0
    6042682                              O            07/01/26
    0


    1516354          076/076             F          306,000.00         ZZ
                                         360        305,814.62          1
    5971 COLORVIEW COURT               8.500          2,352.88         90
                                       8.250          2,352.88      340,000.00
    SAN JOSE         CA   95120          1            06/12/96         01
    6051992                              05           08/01/96         25
    6051992                              O            07/01/26
    0


    1516362          076/076             F          320,000.00         ZZ
                                         360        319,801.10          1
    1260 BELLAIR WAY                   8.375          2,432.23         52
                                       8.125          2,432.23      620,000.00
1


    MENLO PARK       CA   94025          1            06/25/96         00
    6061612                              05           08/01/96          0
    6061612                              O            07/01/26
    0


    1516364          076/076             F          127,500.00         ZZ
                                         360        127,352.74          1
    3027 INDIGO COURT                  8.750          1,003.05         75
                                       8.500          1,003.05      170,000.00
    FORT COLLINS     CO   80525          2            05/29/96         00
    7039728                              05           07/01/96          0
    7039728                              O            06/01/26
    0


    1516365          076/076             F          400,000.00         ZZ
                                         360        399,757.68          1
    14000 SHORT HILL COURT             8.500          3,075.65         35
                                       8.250          3,075.65    1,175,000.00
    SARATOGA         CA   95070          1            06/14/96         00
    6066192                              05           08/01/96          0
    6066192                              O            07/01/26
    0


    1516366          624/728             F          253,850.00         ZZ
                                         360        253,850.00          1
    2613 TARTAN DRIVE                  8.625          1,974.42         95
                                       8.375          1,974.42      267,250.00
    SANTA CLARA      CA   95051          1            07/15/96         04
    0380499955                           05           09/01/96         30
    63005160973                          O            08/01/26
    0


    1516383          076/076             F           60,000.00         T
                                         360         59,937.54          1
    1485 EMPIRE AVENUE #417            9.250            493.61         40
                                       9.000            493.61      150,000.00
    PARK CITY        UT   84060          2            05/30/96         00
    7018495                              01           07/01/96          0
    7018495                              O            06/01/26
    0


    1516409          076/076             F          319,500.00         ZZ
                                         360        319,306.44          1
    5995 SW 130 TERRACE                8.500          2,456.68         90
                                       8.250          2,456.68      355,000.00
    MIAMI            FL   33156          1            06/20/96         12
    7036814                              05           08/01/96         25
    7036814                              O            07/01/26
    0
1




    1516415          076/076             F           90,000.00         ZZ
                                         360         89,707.52          1
    1533 EAST FORBUSH DRIVE            8.750            708.04         70
                                       8.500            708.04      129,900.00
    SANDY            UT   84093          1            05/24/96         00
    7018476                              05           07/01/96          0
    7018476                              O            06/01/26
    0


    1516419          E19/G01             F          337,500.00         ZZ
                                         360        337,500.00          1
    4441 GABLE DRIVE                   9.000          2,715.60         90
    ENCINO AREA                        8.750          2,715.60      375,000.00
    LOS ANGELES      CA   91316          1            07/26/96         10
    0430008888                           05           09/01/96         25
    10931                                O            08/01/26
    0


    1516438          076/076             F          228,000.00         ZZ
                                         360        227,872.18          1
    15217 CHAMBERY                     8.875          1,814.07         95
                                       8.625          1,814.07      240,000.00
    LITTLE ROCK      AR   72212          1            06/26/96         11
    6096562M                             03           08/01/96         30
    6096562M                             O            07/01/26
    0


    1516441          076/076             F          675,000.00         ZZ
                                         360        674,535.47          1
    135 CRAFTS ROAD                    7.875          4,894.22         80
                                       7.625          4,894.22      850,000.00
    BROOKLINE        MA   02146          1            06/14/96         00
    5618052                              05           08/01/96          0
    5618052                              O            07/01/26
    0


    1516445          559/728             F          270,000.00         ZZ
                                         360        270,000.00          1
    7 RAFFLES COURT                    8.375          2,052.20         90
                                       8.125          2,052.20      300,000.00
    PETALUMA         CA   94954          1            07/15/96         10
    0380498643                           03           09/01/96         25
    5350202                              O            08/01/26
    0


    1516448          076/076             F          351,000.00         ZZ
                                         360        351,000.00          1
1


    1262 LLANDWOOD AVENUE              8.750          2,761.32         90
                                       8.500          2,761.32      390,000.00
    RICHLAND         WA   99352          1            07/08/96         11
    7044527                              03           09/01/96         25
    7044527                              O            08/01/26
    0


    1516450          076/076             F          102,000.00         ZZ
                                         360        101,945.72          1
    71 WILLINGTON WAY                  9.125            829.91         75
                                       8.875            829.91      136,000.00
    NEWMAN           GA   30265          2            06/24/96         00
    7043714                              03           08/01/96          0
    7043714                              O            07/01/26
    0


    1516453          076/076             F          234,500.00         ZZ
                                         360        234,371.90          1
    8605 OAK CHASE CIRCLE              9.000          1,886.85         73
                                       8.750          1,886.85      324,000.00
    FAIRFAX STATION  VA   22039          2            06/19/96         00
    7043172                              03           08/01/96          0
    7043172                              O            07/01/26
    0


    1516464          076/076             F          310,000.00         ZZ
                                         360        309,816.98          1
    42746 BARON STREET                 8.625          2,411.15         74
                                       8.375          2,411.15      419,000.00
    FREMONT          CA   94539          1            06/20/96         00
    5918922                              05           08/01/96          0
    5918922                              O            07/01/26
    0


    1516467          076/076             F          400,000.00         ZZ
                                         360        399,751.38          1
    239 KENRICK STREET                 8.375          3,040.29         43
                                       8.125          3,040.29      941,000.00
    NEWTON           MA   02158          1            06/17/96         00
    5793682                              05           08/01/96          0
    5793682                              O            07/01/26
    0


    1516469          076/076             F          369,000.00         ZZ
                                         360        368,770.64          1
    51 CEDAR AVENUE                    8.375          2,804.67         90
                                       8.125          2,804.67      410,000.00
    PLEASANTVILLE    NY   10570          1            06/26/96         01
    5781562                              05           08/01/96         25
1


    5781562                              O            07/01/26
    0


    1516470          076/076             F          290,250.00         ZZ
                                         360        290,250.00          1
    231 SOUTH STREET                   8.250          2,180.56         75
                                       8.000          2,180.56      387,000.00
    BROOKLINE        MA   02134          1            07/08/96         00
    5661532                              05           09/01/96          0
    5661532                              O            08/01/26
    0


    1516481          076/076             F          275,450.00         ZZ
                                         360        275,295.58          1
    20888 NORTH BUFFALO RUN            8.875          2,191.60         80
                                       8.625          2,191.60      344,350.00
    KILDEER          IL   60047          1            06/26/96         00
    5628862                              05           08/01/96          0
    5628862                              O            07/01/26
    0


    1516483          076/076             F          672,000.00         ZZ
                                         360        671,243.75          1
    15335 KENNEDY ROAD                 8.875          5,346.73         80
                                       8.625          5,346.73      840,000.00
    LOS GATOS        CA   95032          1            05/09/96         00
    4531957                              05           07/01/96          0
    4531957                              O            06/01/26
    0


    1516485          076/076             F          267,300.00         ZZ
                                         360        267,150.15          1
    2 S 466 WHITE BIRCH LANE           8.875          2,126.76         90
                                       8.625          2,126.76      297,000.00
    WHEATON          IL   60187          1            06/28/96         10
    5631602                              05           08/01/96         25
    5631602                              O            07/01/26
    0


    1516486          076/076             F          264,000.00         ZZ
                                         360        263,679.01          1
    37 FOREST VIEW DRIVE               8.500          2,029.93         80
                                       8.250          2,029.93      330,000.00
    ASHEVILLE        NC   28804          1            05/31/96         00
    5635602                              05           07/01/96          0
    5635602                              O            06/01/26
    0


1


    1516492          076/076             F          288,000.00         ZZ
                                         360        287,816.35          1
    1246 REDONDO DRIVE                 8.250          2,163.65         80
                                       8.000          2,163.65      360,000.00
    SAN JOSE         CA   95125          1            06/04/96         00
    5623212                              05           08/01/96          0
    5623212                              O            07/01/26
    0


    1516495          076/076             F          230,550.00         ZZ
                                         360        230,402.98          1
    6544 27TH STREET NORTH             8.250          1,732.05         90
                                       8.000          1,732.05      256,200.00
    ARLINGTON        VA   22213          1            06/25/96         04
    6084972                              05           08/01/96         25
    6084972                              O            07/01/26
    0


    1516496          685/728             F          384,000.00         ZZ
                                         360        384,000.00          1
    24236 NOTTINGHAM COURT             8.625          2,986.71         80
                                       8.375          2,986.71      480,000.00
    VALENCIA AREA    CA   91355          1            07/08/96         00
    0380497926                           03           09/01/96          0
    104982                               O            08/01/26
    0


    1516497          076/076             F          375,000.00         ZZ
                                         360        374,772.82          1
    10797 MIGUELITO ROAD               8.500          2,883.43         66
                                       8.250          2,883.43      575,000.00
    SAN JOSE         CA   95127          1            06/21/96         00
    6087502                              05           08/01/96          0
    6087502                              O            07/01/26
    0


    1516504          076/076             F          475,000.00         ZZ
                                         360        474,704.76          1
    20203 SKYLINE BOULEVARD            8.375          3,610.34         80
                                       8.125          3,610.34      595,000.00
    WOODSIDE         CA   94062          1            06/19/96         00
    6073812                              05           08/01/96          0
    6073812                              O            07/01/26
    0


    1516505          076/076             F          270,000.00         ZZ
                                         360        269,827.83          1
    6812 TULIP HILL TERRACE            8.250          2,028.42         77
                                       8.000          2,028.42      355,000.00
1


    BETHESDA         MD   20816          1            06/14/96         00
    6076522                              05           08/01/96          0
    6076522                              O            07/01/26
    0


    1516506          076/076             F          221,250.00         ZZ
                                         360        221,119.37          1
    3729 ROXBURY LANE                  8.625          1,720.86         75
                                       8.375          1,720.86      295,000.00
    PLANO            TX   75025          1            06/28/96         00
    6075302                              05           08/01/96          0
    6075302                              O            07/01/26
    0


    1516509          685/G01             F          198,750.00         ZZ
                                         360        198,750.00          1
    20342 131ST PLACE SOUTHEAST        8.750          1,563.57         75
                                       8.500          1,563.57      265,000.00
    KENT             WA   98031          2            07/22/96         00
    0430005470                           05           09/01/96          0
    105047                               O            08/01/26
    0


    1516510          070/070             F          234,000.00         ZZ
                                         360        233,034.86          1
    11698 ONYX STREET                  7.750          1,676.40         90
                                       7.500          1,676.40      260,000.00
    CYPRESS          CA   90630          1            04/03/96         22
    1013689                              05           06/01/96         25
    1013689                              O            05/01/26
    0


    1516511          070/070             F          376,000.00         ZZ
                                         360        375,783.68          1
    4390 PARK MILANO                   8.750          2,957.99         80
                                       8.500          2,957.99      470,000.00
    CALABASAS        CA   91302          1            06/21/96         00
    1059442                              05           08/01/96          0
    1059442                              O            07/01/26
    0


    1516512          070/070             F          254,750.00         ZZ
                                         360        254,246.69          1
    19702 TORRES WAY                   8.125          1,891.51         80
                                       7.875          1,891.51      318,467.00
    RANCHO SANTA MA  CA   92688          1            04/04/96         00
    1085817                              03           06/01/96          0
    1085817                              O            05/01/26
    0
1




    1516513          070/070             F          256,000.00         ZZ
                                         360        255,844.91          1
    3873 ROYAL WOODS DRIVE             8.500          1,968.42         80
                                       8.250          1,968.42      320,000.00
    SHERMAN OAKS     CA   91403          1            06/03/96         00
    1276372                              05           08/01/96          0
    1276372                              O            07/01/26
    0


    1516514          070/070             F          221,600.00         ZZ
                                         360        221,465.76          1
    5140 GREENBUSH AVENUE              8.500          1,703.91         80
                                       8.250          1,703.91      277,000.00
    SHERMAN OAKS (A  CA   91403          1            06/03/96         00
    1276564                              05           08/01/96          0
    1276564                              O            07/01/26
    0


    1516518          070/070             F          444,000.00         ZZ
                                         360        443,731.02          1
    272 SOUTH IRVING BOULEVARD         8.500          3,413.98         80
                                       8.250          3,413.98      555,000.00
    LOS ANGELES      CA   90004          1            06/13/96         00
    1449315                              05           08/01/96          0
    1449315                              O            07/01/26
    0


    1516519          070/070             F          243,200.00         ZZ
                                         360        243,052.67          1
    19952 EAGLE RIDGE LANE             8.500          1,870.00         80
                                       8.250          1,870.00      304,000.00
    (NORTHRIDGE ARE  CA   91326          2            06/21/96         00
    1449867                              05           08/01/96          0
    1449867                              O            07/01/26
    0


    1516520          070/070             F          308,000.00         ZZ
                                         360        307,822.79          1
    4430 FOREMAN AVENUE                8.750          2,423.04         80
                                       8.500          2,423.04      385,000.00
    (TOLUCA LAKE AR  CA   91602          1            06/20/96         00
    1450234                              05           08/01/96          0
    1450234                              O            07/01/26
    0


    1516525          070/070             F          251,900.00         ZZ
                                         360        251,609.08          1
1


    2810 HIDDEN HILLS WAY              8.750          1,981.70         90
                                       7.875          1,981.70      279,900.00
    CORONA           CA   91720          1            05/09/96         22
    1512319                              05           07/01/96         25
    1512319                              O            06/01/26
    0


    1516528          070/070             F          274,000.00         ZZ
                                         360        273,825.28          1
    6928 BROOKFORD DRIVE               8.250          2,058.47         80
                                       8.000          2,058.47      344,000.00
    RANCHO PALOS VE  CA   90275          1            06/21/96         00
    1527714                              05           08/01/96          0
    1527714                              O            07/01/26
    0


    1516529          070/070             F          252,000.00         ZZ
                                         360        251,843.37          1
    1134 1ST STREET                    8.375          1,915.38         80
                                       8.125          1,915.38      315,000.00
    HERMOSA BEACH    CA   90254          1            06/22/96         00
    1527824                              05           08/01/96          0
    1527824                              O            07/01/26
    0


    1516532          070/070             F          406,400.00         ZZ
                                         360        406,160.06          1
    30 TRINITY                         8.625          3,160.94         80
                                       8.375          3,160.94      508,077.00
    IRVINE           CA   92715          1            06/18/96         00
    1647008                              03           08/01/96          0
    1647008                              O            07/01/26
    0


    1516535          070/070             F          264,800.00         ZZ
                                         360        264,496.88          1
    14949 VALLEY VISTA BLVD.           8.625          2,059.59         90
                                       8.375          2,059.59      294,600.00
    SHERMAN OAKS     CA   91403          1            06/27/96         14
    1874711                              05           08/01/96         25
    1874711                              O            07/01/26
    0


    1516537          070/070             F          260,000.00         BB
                                         360        259,821.07          1
    17552 PUTNEY CIRCLE                7.875          1,885.18         80
                                       7.625          1,885.18      325,000.00
    HUNTINGTON BEAC  CA   92649          1            06/07/96         00
    1884450                              05           08/01/96          0
1


    1884450                              O            07/01/26
    0


    1516541          070/070             F          250,000.00         ZZ
                                         360        250,000.00          1
    4940 BURNSIDE ROAD                 8.500          1,922.28         56
                                       8.250          1,922.28      450,000.00
    SEBASTOPOL       CA   95472          1            07/15/96         00
    1908210                              05           09/01/96          0
    1908210                              O            08/01/26
    0


    1516543          070/070             F          215,000.00         ZZ
                                         360        214,879.46          1
    8 LEWIS STREET                     8.875          1,710.64         86
                                       8.625          1,710.64      250,000.00
    BAYVILLE         NY   11709          1            06/10/96         04
    1909846                              05           08/01/96         25
    1909846                              O            07/01/26
    0


    1516545          070/070             F          376,000.00         ZZ
                                         360        375,754.04          1
    322 WHITES LANDING                 8.125          2,791.79         80
                                       7.875          2,791.79      470,000.00
    LONG BEACH       CA   90803          1            06/10/96         00
    2018419                              03           08/01/96          0
    2018419                              O            07/01/26
    0


    1516549          070/070             F          105,000.00         ZZ
                                         360        104,934.73          1
    613 ONEAWA STREET                  8.375            798.08         70
                                       8.125            798.08      150,000.00
    KAILUA           HI   96734          1            07/01/96         00
    2112357                              05           08/01/96          0
    2112357                              O            07/01/26
    0


    1516550          070/070             F          468,000.00         ZZ
                                         360        467,709.11          1
    257 PORTLOCK ROAD                  8.375          3,557.14         80
                                       8.125          3,557.14      585,000.00
    HONOLULU         HI   96825          1            06/24/96         00
    2112559                              05           08/01/96          0
    2112559                              O            07/01/26
    0


1


    1516551          070/070             F          337,500.00         ZZ
                                         360        337,295.55          1
    1494 KINA STREET                   8.500          2,595.08         90
                                       8.250          2,595.08      375,000.00
    KAILUA           HI   96734          1            06/19/96         21
    2113524                              05           08/01/96         25
    2113524                              O            07/01/26
    0


    1516552          070/070             F          560,000.00         ZZ
                                         360        559,677.81          1
    98-811 KAAHELE STREET              8.750          4,405.52         80
                                       8.500          4,405.52      700,000.00
    AIEA             HI   96701          1            06/24/96         00
    2114010                              03           08/01/96          0
    2114010                              O            07/01/26
    0


    1516553          070/070             F          396,000.00         ZZ
                                         360        394,972.48          1
    3725 MANINI WAY                    8.250          2,975.02         80
                                       8.000          2,975.02      495,000.00
    HONOLULU         HI   96816          1            06/28/96         00
    2114120                              05           08/01/96          0
    2114120                              O            07/01/26
    0


    1516554          070/070             F          238,350.00         ZZ
                                         360        238,201.85          1
    1013 LAKERIDGE PLACE               8.375          1,811.63         90
                                       8.125          1,811.63      264,900.00
    SAN RAMON        CA   94583          1            05/30/96         14
    2371797                              03           08/01/96         25
    2371797                              O            07/01/26
    0


    1516555          070/070             F          260,000.00         ZZ
                                         360        259,841.67          1
    832 AVONOAK TERRACE                8.500          1,999.18         76
                                       8.250          1,999.18      344,000.00
    GLENDALE         CA   91206          1            06/09/96         00
    2390555                              05           08/01/96          0
    2390555                              O            07/01/26
    0


    1516557          070/070             F          288,900.00         ZZ
                                         360        288,720.43          1
    1921 EL ARBOLITA DRIVE             8.375          2,195.85         90
                                       8.125          2,195.85      321,000.00
1


    GLENDALE         CA   91204          1            06/07/96         14
    2394192                              05           08/01/96         25
    2394192                              O            07/01/26
    0


    1516558          070/070             F          360,000.00         ZZ
                                         360        359,787.46          1
    315 CAMINO DEL SOL                 8.625          2,800.04         80
                                       8.375          2,800.04      450,000.00
    SOUTH PASADENA   CA   91030          1            06/18/96         00
    2395080                              05           08/01/96          0
    2395080                              O            07/01/26
    0


    1516560          070/070             F          325,000.00         ZZ
                                         360        324,770.62          1
    7508 CHESTNUT HILL DR              7.750          2,328.34         49
                                       7.500          2,328.34      672,500.00
    PROSPECT         KY   40059          1            07/01/96         00
    2546805                              05           08/01/96          0
    2546805                              O            07/01/26
    0


    1516562          070/070             F          438,000.00         ZZ
                                         360        437,734.66          1
    3830 EAST ROLLING GREEN LANE       8.500          3,367.84         78
                                       8.250          3,367.84      565,000.00
    ORANGE           CA   92669          2            06/24/96         00
    2701084                              03           08/01/96          0
    2701084                              O            07/01/26
    0


    1516563          070/070             F          400,000.00         ZZ
                                         360        399,757.68          1
    1621 DOROTHY LANE                  8.500          3,075.65         80
                                       8.250          3,075.65      500,000.00
    NEWPORT BEACH    CA   92660          1            06/17/96         00
    2701653                              05           08/01/96          0
    2701653                              O            07/01/26
    0


    1516564          070/070             F          218,300.00         ZZ
                                         360        218,153.52          1
    11114 INNSBROOK WAY                8.000          1,601.81         80
                                       7.750          1,601.81      272,915.00
    IJAMSVILLE       MD   21754          1            06/27/96         00
    2732143                              03           08/01/96          0
    2732143                              O            07/01/26
    0
1




    1516566          070/070             F          211,850.00         ZZ
                                         360        211,639.76          1
    3109 GOODVIEW TRAIL                8.875          1,685.57         95
    (HOLLYWOOD AREA)                   8.625          1,685.57      223,000.00
    LOS ANGELES      CA   90068          1            06/06/96         14
    2757917                              05           08/01/96         30
    2757917                              O            07/01/26
    0


    1516567          070/070             F          105,000.00         ZZ
                                         360        105,000.00          1
    295 NORTHEAST 4TH STREET #10       8.750            826.04         52
                                       8.500            826.04      205,000.00
    GRESHAM          OR   97030          1            07/03/96         00
    2783185                              09           09/01/96          0
    2783185                              O            08/01/26
    0


    1516569          070/070             F          252,450.00         ZZ
                                         360        252,450.00          1
    735 LIDO DRIVE                     8.375          1,918.80         90
                                       8.125          1,918.80      280,500.00
    LIVERMORE        CA   94550          1            07/10/96         14
    2802063                              05           09/01/96         30
    2802063                              O            08/01/26
    0


    1516570          070/070             F          374,500.00         ZZ
                                         360        374,284.54          1
    2257 CONCORD AVENUE                8.750          2,946.19         68
                                       8.500          2,946.19      555,000.00
    BRENTWOOD        CA   94513          1            06/18/96         00
    2855359                              05           08/01/96          0
    2855359                              O            07/01/26
    0


    1516571          070/070             F          232,000.00         ZZ
                                         360        231,859.45          1
    3116 235TH PLACE S.E.              8.500          1,783.88         75
                                       8.250          1,783.88      310,000.00
    ISSAQUAH         WA   98029          1            06/05/96         00
    3002188                              03           08/01/96          0
    3002188                              O            07/01/26
    0


    1516573          070/070             F          100,000.00         ZZ
                                         360        100,000.00          1
1


    19506 AVENUE 240                   9.000            804.62         63
                                       8.750            804.62      160,000.00
    LINDSAY          CA   93247          1            07/25/96         00
    4060360                              05           09/01/96          0
    4060360                              O            08/01/26
    0


    1516575          070/070             F          228,950.00         ZZ
                                         360        228,950.00          1
    4740 VIA DE LA MULA                8.500          1,760.43         95
                                       8.250          1,760.43      241,000.00
    YORBA LINDA      CA   92686          1            07/22/96         14
    4063096                              03           09/01/96         30
    4063096                              O            08/01/26
    0


    1516577          070/070             F          291,950.00         ZZ
                                         360        291,794.63          1
    1144 BRANTLEY ESTATES DR           9.125          2,375.41         95
                                       8.875          2,375.41      307,353.00
    ALTAMONTE SPRIN  FL   32714          1            06/28/96         04
    4137679                              03           08/01/96         30
    4137679                              O            07/01/26
    0


    1516578          070/070             F          300,000.00         ZZ
                                         360        300,000.00          1
    219 TUSTIN AVENUE                  8.500          2,306.74         69
                                       8.250          2,306.74      440,000.00
    NEWPORT BEACH    CA   92663          1            07/16/96         00
    4164774                              05           09/01/96          0
    4164774                              O            08/01/26
    0


    1516579          070/070             F          315,000.00         T
                                         360        314,809.17          1
    3755 ALDRICH LANE EXTENSION        8.500          2,422.08         70
                                       8.250          2,422.08      450,000.00
    MATTITUCK        NY   11952          2            06/19/96         00
    4177800                              05           08/01/96          0
    4177800                              O            07/01/26
    0


    1516580          070/070             F          222,200.00         ZZ
                                         360        222,072.16          1
    7001 TOPAZ LANE                    8.750          1,748.05         77
                                       8.500          1,748.05      290,000.00
    BAKERSFIELD      CA   93308          2            06/25/96         00
    4204417                              05           08/01/96          0
1


    4204417                              O            07/01/26
    0


    1516581          070/070             F          218,000.00         ZZ
                                         360        217,874.57          1
    38012 TRALEE TRAIL                 8.750          1,715.01         94
                                       8.500          1,715.01      232,200.00
    FARMINGTON HILL  MI   48334          1            06/28/96         14
    4221084                              05           08/01/96         30
    4221084                              O            07/01/26
    0


    1516584          070/070             F          340,000.00         ZZ
                                         360        339,819.07          1
    44 LANCASHIRE DRIVE                9.125          2,766.35         77
                                       8.875          2,766.35      445,000.00
    MANSFIELD        MA   02048          1            07/02/96         00
    4340458                              05           08/01/96          0
    4340458                              O            07/01/26
    0


    1516585          070/070             F          179,900.00         ZZ
                                         360        179,900.00          1
    630 SW 17TH STREET                 8.500          1,383.28         70
                                       8.250          1,383.28      257,050.00
    BOCA RATON       FL   33486          1            07/26/96         00
    4396552                              03           09/01/96          0
    4396552                              O            08/01/26
    0


    1516588          070/070             F          237,500.00         ZZ
                                         360        237,500.00          1
    4914 VICTORIA AVENUE               8.875          1,889.66         95
                                       8.625          1,889.66      250,000.00
    LOS ANGELES      CA   90043          1            07/10/96         14
    8306932                              05           09/01/96         30
    8306932                              O            08/01/26
    0


    1516589          070/070             F          279,900.00         ZZ
                                         360        279,360.85          1
    701 1/2 MARGUERITE AVENUE          8.250          2,102.80         80
                                       8.000          2,102.80      349,900.00
    NEWPORT BEACH    CA   92660          1            04/17/96         00
    8637346                              01           06/01/96          0
    8637346                              O            05/01/26
    0


1


    1516593          070/070             F          277,600.00         ZZ
                                         360        277,408.96          1
    6 ROBINHOOD DRIVE                  7.875          2,012.79         80
                                       7.625          2,012.79      347,000.00
    NOVATO           CA   94945          1            06/25/96         00
    9539919                              05           08/01/96          0
    9539919                              O            07/01/26
    0


    1516594          070/070             F          222,000.00         ZZ
                                         360        221,862.02          1
    2167 LOMA VISTA STREET             8.375          1,687.36         80
                                       8.125          1,687.36      277,500.00
    PASADENA         CA   91107          1            06/05/96         00
    9611512                              05           08/01/96          0
    9611512                              O            07/01/26
    0


    1516596          070/070             F          280,000.00         ZZ
                                         360        279,821.45          1
    20556 CRESTLINE DRIVE              8.250          2,103.55         66
                                       8.000          2,103.55      429,990.00
    DIAMOND BAR ARE  CA   91765          1            06/25/96         00
    9696002                              05           08/01/96          0
    9696002                              O            07/01/26
    0


    1516614          076/076             F          750,000.00         ZZ
                                         360        747,695.84          1
    RT 688                             8.500          5,766.85         60
                                       8.250          5,766.85    1,250,000.00
    WARRENTON        VA   22186          2            02/26/96         00
    5735072                              05           04/01/96          0
    5735072                              O            03/01/26
    0


    1516620          074/074             F          255,000.00         ZZ
                                         360        254,841.50          1
    417 PACIFIC STREET                 8.375          1,938.19         75
                                       8.125          1,938.19      340,000.00
    BROOKLYN         NY   11217          1            06/10/96         00
    1106001918                           07           08/01/96          0
    1106001918                           O            07/01/26
    0


    1516624          074/074             F          325,350.00         ZZ
                                         360        324,954.39          1
    39-41 WORTH STREET APT. 5W         8.500          2,501.67         79
                                       8.250          2,501.67      415,000.00
1


    NEW YORK         NY   10003          1            05/29/96         00
    1106003334                           10           07/01/96          0
    1106003334                           O            06/01/26
    0


    1516626          074/074             F          262,500.00         ZZ
                                         360        262,356.61          1
    42 WEST 9TH STREET, APT #13        9.000          2,112.14         75
                                       8.750          2,112.14      350,000.00
    NEW YORK         NY   10011          1            06/17/96         00
    1106006718                           11           08/01/96          0
    1106006718                           O            07/01/26
    0


    1516628          074/074             F           60,000.00         ZZ
                                         360         59,967.22          1
    25 MERRICK ROAD                    9.000            482.78         60
                                       8.750            482.78      100,000.00
    SHIRLEY          NY   11967          1            06/12/96         00
    1107007953                           05           08/01/96          0
    1107007953                           O            07/01/26
    0


    1516630          074/074             F          112,500.00         ZZ
                                         360        112,304.40          1
    170 CHASE ROAD                     8.750            885.03         75
                                       8.500            885.03      150,000.00
    SHOKAN           NY   12481          2            04/25/96         00
    1107008050                           05           06/01/96          0
    1107008050                           O            05/01/26
    0


    1516631          074/074             F          144,300.00         ZZ
                                         360        144,042.55          1
    6090 CONDREN ROAD                  8.625          1,122.36         65
                                       8.375          1,122.36      223,000.00
    NEWFANE          NY   14108          5            04/25/96         00
    1107008322                           05           06/01/96          0
    1107008322                           O            05/01/26
    0


    1516633          074/074             F          292,000.00         ZZ
                                         360        290,122.60          1
    200 WINSTON DRIVE, UNIT 1419       7.250          1,991.96         80
                                       7.000          1,991.96      365,000.00
    CLIFFSIDE PARK   NJ   07010          2            03/26/96         00
    1112056131                           06           05/01/96          0
    1112056131                           O            04/01/26
    0
1




    1516635          074/074             F          260,000.00         ZZ
                                         360        259,846.49          1
    271 LAKEVIEW AVENUE                8.625          2,022.26         80
                                       8.375          2,022.26      325,000.00
    RINGWOOD         NJ   07456          5            06/10/96         00
    1112070755                           05           08/01/96          0
    1112070755                           O            07/01/26
    0


    1516637          074/074             F          360,000.00         ZZ
                                         360        359,764.51          1
    749 WOODLEAVE RD                   8.125          2,672.99         56
                                       7.875          2,672.99      650,000.00
    LOWER MERION     PA   19010          1            06/03/96         00
    1171151849                           05           08/01/96          0
    1171151849                           O            07/01/26
    0


    1516639          074/074             F          228,200.00         ZZ
                                         360        227,884.87          1
    315 SHISLER CT                     7.875          1,654.61         95
                                       7.625          1,654.61      240,290.00
    NEWARK           DE   19702          1            05/31/96         01
    1171155340                           09           07/01/96         30
    1171155340                           O            06/01/26
    0


    1516641          074/074             F          300,000.00         ZZ
                                         360        299,585.73          1
    2 SOMERO LN                        7.875          2,175.21         61
                                       7.625          2,175.21      498,500.00
    WILMINGTON       DE   19807          1            05/31/96         00
    1181077673                           05           07/01/96          0
    1181077673                           O            06/01/26
    0


    1516642          074/074             F           89,050.00         ZZ
                                         360         88,944.48          1
    1736 W MESQUITE LN                 8.625            692.62         65
                                       8.375            692.62      137,000.00
    NOGALES          AZ   85621          2            05/16/96         00
    1221156150                           05           07/01/96          0
    1221156150                           O            06/01/26
    0


    1516644          074/074             F          201,500.00         ZZ
                                         360        201,374.75          1
1


    1020 VALLEY ROAD                   8.375          1,531.55         65
                                       8.125          1,531.55      310,000.00
    CARBONDALE       CO   81623          1            06/12/96         00
    1274000207                           03           08/01/96          0
    1274000207                           O            07/01/26
    0


    1516645          074/074             F          125,800.00         ZZ
                                         360        125,721.81          1
    1880 SOUTH CLUB DRIVE              8.375            956.17         78
                                       8.125            956.17      161,975.00
    WELLINGTON       FL   33414          1            06/20/96         00
    1303014586                           03           08/01/96          0
    1303014586                           O            07/01/26
    0


    1516646          074/074             F          217,000.00         ZZ
                                         360        216,868.54          1
    12101 SW 103 STREET                8.500          1,668.54         79
                                       8.250          1,668.54      276,000.00
    MIAMI            FL   33186          2            06/06/96         00
    1311260090                           05           08/01/96          0
    1311260090                           O            07/01/26
    0


    1516647          074/074             F          269,900.00         ZZ
                                         360        269,752.57          1
    8707 SUMMERVILLE PL                9.000          2,171.68         85
                                       8.750          2,171.68      319,900.00
    ORLANDO          FL   32819          1            06/14/96         04
    1331146100                           03           08/01/96         25
    1331146100                           O            07/01/26
    0


    1516648          074/074             F           65,000.00         ZZ
                                         360         64,960.63          1
    820 SUTTON HILL ROAD               8.500            499.79         57
                                       8.250            499.79      116,000.00
    NASHVILLE        TN   37204          5            06/05/96         00
    1341021327                           05           08/01/96          0
    1341021327                           O            07/01/26
    0


    1516650          074/074             F          225,000.00         ZZ
                                         360        224,863.69          1
    5371 REDFIELD DRIVE                8.500          1,730.06         75
                                       8.250          1,730.06      300,000.00
    DUNWOODY         GA   30338          1            06/17/96         00
    1371114438                           03           08/01/96          0
1


    1371114438                           O            07/01/26
    0


    1516654          074/074             F          360,000.00         ZZ
                                         360        359,324.00          1
    138 CHINQUAPIN ORCHARD             8.375          2,736.27         80
                                       8.125          2,736.27      450,000.00
    YORKTOWN         VA   23693          1            04/20/96         00
    1500138510                           03           06/01/96          0
    1500138510                           O            05/01/26
    0


    1516656          074/074             F          244,700.00         ZZ
                                         360        243,035.42          1
    11543 HEMINGWAY DRIVE              7.875          1,774.25         71
                                       7.625          1,774.25      344,725.00
    RESTON           VA   22094          1            02/22/96         00
    1500182158                           09           04/01/96          0
    1500182158                           O            03/01/26
    0


    1516658          074/074             F          343,900.00         ZZ
                                         360        343,219.44          1
    3730 MILITARY ROAD NW              8.125          2,553.45         74
                                       7.875          2,553.45      470,000.00
    WASHINGTON       DC   20015          2            04/11/96         00
    1500198996                           07           06/01/96          0
    1500198996                           O            05/01/26
    0


    1516660          074/074             F          150,000.00         ZZ
                                         360        149,831.18          1
    261 LINDEN LANE                    8.875          1,193.47         26
                                       8.625          1,193.47      590,000.00
    MERION           PA   19066          5            05/23/96         00
    1500205424                           05           07/01/96          0
    1500205424                           O            06/01/26
    0


    1516661          074/074             F           79,000.00         ZZ
                                         360         78,876.19          1
    162 HIDDEN POND CIRCLE             9.250            649.91         44
                                       9.000            649.91      182,000.00
    SMITHTOWN        NY   11787          1            04/29/96         00
    1500205628                           05           06/01/96          0
    1500205628                           O            05/01/26
    0


1


    1516664          074/074             F          130,000.00         ZZ
                                         360        129,794.68          1
    102 UNION STREET                   9.250          1,069.48         56
                                       9.000          1,069.48      235,000.00
    NORFORK          MA   02056          5            04/24/96         00
    1500208502                           05           06/01/96          0
    1500208502                           O            05/01/26
    0


    1516666          074/074             F          346,500.00         ZZ
                                         360        346,078.68          1
    40 SUGAR TOMS RIDGE                8.500          2,664.29         90
                                       8.250          2,664.29      385,000.00
    EAST NORWICH     NY   11732          1            05/31/96         04
    1500212180                           03           07/01/96         30
    1500212180                           O            06/01/26
    0


    1516668          074/074             F          206,000.00         ZZ
                                         360        205,768.17          1
    1596 JOHNSON AVENUE                8.875          1,639.03         73
                                       8.625          1,639.03      285,000.00
    ELMONT           NY   11003          2            05/22/96         00
    1500219360                           05           07/01/96          0
    1500219360                           O            06/01/26
    0


    1516669          074/074             F          232,000.00         ZZ
                                         360        231,869.93          1
    246 PINE ORCHARD ROAD              8.875          1,845.90         95
                                       8.625          1,845.90      245,000.00
    BRANFORD         CT   06405          1            06/03/96         04
    1500219870                           05           08/01/96         30
    1500219870                           O            07/01/26
    0


    1516673          074/074             F          310,500.00         ZZ
                                         360        310,325.93          1
    4611 WALNUT HILL LANE              8.875          2,470.48         90
                                       8.625          2,470.48      345,000.00
    DALLAS           TX   75229          1            06/18/96         10
    1504038834                           05           08/01/96         25
    1504038834                           O            07/01/26
    0


    1516674          074/074             F          228,000.00         ZZ
                                         360        227,593.26          1
    2211 MELISSA LN                    8.625          1,773.36         95
                                       8.375          1,773.36      240,000.00
1


    PALESTINE        TX   75801          1            04/30/96         10
    1504041271                           05           06/01/96         30
    1504041271                           O            05/01/26
    0


    1516675          074/074             F          460,000.00         ZZ
                                         360        459,713.42          1
    4631 WILDWOOD ROAD                 8.375          3,496.33         80
                                       8.125          3,496.33      580,000.00
    DALLAS           TX   75209          1            06/05/96         00
    1504042376                           05           08/01/96          0
    1504042376                           O            07/01/26
    0


    1516676          074/074             F          252,000.00         ZZ
                                         360        251,685.63          1
    1513 LOST LAKE DRIVE               8.375          1,915.39         90
                                       8.125          1,915.39      280,000.00
    KELLER           TX   76248          1            05/23/96         11
    1504042900                           05           07/01/96         25
    1504042900                           O            06/01/26
    0


    1516679          074/074             F          245,250.00         ZZ
                                         360        245,101.43          1
    1004 KERN DRIVE                    8.500          1,885.76         90
                                       8.250          1,885.76      272,500.00
    EL PASO          TX   79902          1            06/20/96         11
    1504046402                           05           08/01/96         25
    1504046402                           O            07/01/26
    0


    1516680          074/074             F          233,200.00         ZZ
                                         360        232,524.23          1
    10065 HIDDEN HOLLOW LANE           8.500          1,793.11         90
                                       8.250          1,793.11      260,620.00
    OKLAHOMA CITY    OK   73151          2            04/26/96         04
    1505009478                           03           06/01/96         25
    1505009478                           O            05/01/26
    0


    1516681          074/074             F          358,500.00         ZZ
                                         360        357,826.84          1
    5150 NW 110TH AVE                  8.375          2,724.86         75
                                       8.125          2,724.86      478,000.00
    POLK  CITY       IA   50226          5            04/22/96         00
    1505035194                           05           06/01/96          0
    1505035194                           O            05/01/26
    0
1




    1516682          074/074             F          243,200.00         T
                                         360        242,766.16          1
    4616 LONETREE DRIVE                8.625          1,891.58         80
                                       8.375          1,891.58      304,000.00
    LOVELAND         CO   80537          1            04/19/96         00
    1506117603                           05           06/01/96          0
    1506117603                           O            05/01/26
    0


    1516683          074/074             F          300,000.00         T
                                         360        299,243.94          1
    7010 ROYAL STREET WEST #5          8.375          2,280.22         74
                                       8.125          2,280.22      410,000.00
    PARK CITY        UT   84060          1            04/10/96         00
    1506119063                           01           06/01/96          0
    1506119063                           O            05/01/26
    0


    1516686          074/074             F          229,500.00         ZZ
                                         360        229,213.70          1
    935 SOUTH SEDONA LANE              8.375          1,744.37         90
                                       8.125          1,744.37      255,000.00
    ANAHEIM          CA   92808          2            05/16/96         10
    1506128188                           03           07/01/96         25
    1506128188                           O            06/01/26
    0


    1516687          074/074             F          265,500.00         ZZ
                                         360        265,185.35          1
    170 NORTH BOBWHITE WAY             8.625          2,065.04         90
                                       8.375          2,065.04      295,000.00
    ORANGE           CA   92669          2            05/17/96         10
    1506130099                           05           07/01/96         25
    1506130099                           O            06/01/26
    0


    1516688          074/074             F          221,500.00         ZZ
                                         360        220,783.98          1
    2124 USA DRIVE                     8.250          1,664.06         88
                                       8.000          1,664.06      252,000.00
    PLANO            TX   75025          2            03/06/96         04
    1507092279                           05           04/01/96         25
    1507092279                           O            03/01/26
    0


    1516689          074/074             F          460,700.00         ZZ
                                         360        459,284.61          1
1


    4604 WESTBURY DRIVE                7.375          3,181.95         80
                                       7.125          3,181.95      580,000.00
    COLLEYVILLE      TX   76034          2            03/07/96         00
    1507105097                           03           05/01/96          0
    1507105097                           O            04/01/26
    0


    1516690          074/074             F          356,000.00         ZZ
                                         360        355,278.61          1
    872 ARCTURUS CIRCLE                8.000          2,612.20         80
                                       7.750          2,612.20      445,000.00
    FOSTER CITY      CA   94404          1            04/24/96         00
    1507134845                           05           06/01/96          0
    1507134845                           O            05/01/26
    0


    1516691          074/074             F          265,000.00         ZZ
                                         360        264,502.41          1
    7706 RUBY DRIVE SW                 8.375          2,014.19         75
                                       8.125          2,014.19      355,000.00
    TACOMA           WA   98498          5            04/25/96         00
    1507139044                           05           06/01/96          0
    1507139044                           O            05/01/26
    0


    1516693          074/074             F          320,000.00         ZZ
                                         360        319,457.83          1
    601 DOMINION DRIVE                 8.875          2,546.06         80
                                       8.625          2,546.06      400,000.00
    SOUTHLAKE        TX   76092          1            05/03/96         00
    1507141986                           03           07/01/96          0
    1507141986                           O            06/01/26
    0


    1516695          074/074             F          310,400.00         ZZ
                                         360        309,971.36          1
    20868 NEEDLEPINE CT                7.875          2,250.62         95
                                       7.625          2,250.62      326,751.00
    ASHBURN          VA   22011          1            05/31/96         10
    1507150342                           03           07/01/96         30
    1507150342                           O            06/01/26
    0


    1516696          074/074             F          267,050.00         ZZ
                                         360        266,716.86          1
    6646 AUTUMN WIND CIRCLE            8.375          2,029.78         75
                                       8.125          2,029.78      356,077.00
    CLARKSVILLE      MD   21029          1            05/31/96         00
    1507154558                           03           07/01/96          0
1


    1507154558                           O            06/01/26
    0


    1516697          074/074             F          225,850.00         ZZ
                                         360        225,414.96          1
    4001 FAIRWOOD DRIVE                8.250          1,696.74         80
                                       8.000          1,696.74      282,350.00
    MIDLAND          TX   79707          1            04/30/96         00
    1509939948                           03           06/01/96          0
    1509939948                           O            05/01/26
    0


    1516698          074/074             F          254,100.00         ZZ
                                         360        253,798.87          1
    304 RYAN PATRICK LANE              8.625          1,976.37         95
                                       8.375          1,976.37      267,500.00
    LEWISVILLE       NC   27023          1            05/30/96         01
    1511006441                           03           07/01/96         30
    1511006441                           O            06/01/26
    0


    1516699          074/074             F          219,750.00         ZZ
                                         360        219,482.80          1
    8129 KNEBWORTH COURT               8.500          1,689.69         90
                                       8.250          1,689.69      244,200.00
    RALEIGH          NC   27613          1            05/31/96         12
    1511009144                           05           07/01/96         25
    1511009144                           O            06/01/26
    0


    1516700          074/074             F          440,000.00         ZZ
                                         360        439,478.59          1
    2860 CESSNA WAY                    8.625          3,422.27         80
                                       8.375          3,422.27      550,000.00
    WELLINGTON       FL   33414          5            05/20/96         00
    1511009723                           03           07/01/96          0
    1511009723                           O            06/01/26
    0


    1516701          074/074             F          215,650.00         ZZ
                                         360        215,255.30          1
    2375 STEPHENS CIRCLE               8.500          1,658.16         95
                                       8.250          1,658.16      227,000.00
    GAINESVILLE      GA   30506          1            05/10/96         14
    1511012615                           05           07/01/96         30
    1511012615                           O            06/01/26
    0


1


    1516702          074/074             F          280,000.00         ZZ
                                         360        279,847.05          1
    8600 S.W. 2ND S                    9.000          2,252.95         80
                                       8.750          2,252.95      350,000.00
    MIAMI            FL   33144          1            06/07/96         00
    1511015894                           05           08/01/96          0
    1511015894                           O            07/01/26
    0


    1516704          074/074             F          264,000.00         ZZ
                                         360        263,687.14          1
    370 METAIRE LANE                   8.625          2,053.37         80
                                       8.375          2,053.37      330,000.00
    MADISON          AL   35758          2            06/05/96         00
    1511019625                           05           07/01/96          0
    1511019625                           O            06/01/26
    0


    1516705          074/074             F          104,900.00         ZZ
                                         360        104,839.65          1
    133 KENTWOOD LANE                  8.750            825.25         75
                                       8.500            825.25      139,900.00
    ALABASTER        AL   35007          1            06/19/96         00
    1511021423                           05           08/01/96          0
    1511021423                           O            07/01/26
    0


    1516710          074/074             F          228,000.00         ZZ
                                         360        227,582.70          1
    2414 ELLIOTT STREET                8.500          1,753.12         88
                                       8.250          1,753.12      260,000.00
    SAN MATEO        CA   94403          2            04/26/96         14
    1512007177                           05           06/01/96         25
    1512007177                           O            05/01/26
    0


    1516712          074/074             F           50,000.00         ZZ
                                         360         49,947.96          1
    15151 N FRANK LLOYD WRIGHT         9.250            411.34         39
                                       9.000            411.34      128,950.00
    SCOTTSDALE       AZ   85260          1            05/29/96         00
    1512013920                           01           07/01/96          0
    1512013920                           O            06/01/26
    0


    1516715          074/074             F          240,000.00         ZZ
                                         360        239,537.72          1
    3555 AGATE STREET                  8.250          1,803.04         56
                                       8.000          1,803.04      435,000.00
1


    EUGENE           OR   97405          5            04/23/96         00
    1513002496                           05           06/01/96          0
    1513002496                           O            05/01/26
    0


    1516716          074/074             F          245,000.00         ZZ
                                         360        244,265.83          1
    85 OAKMONT DRIVE                   7.500          1,713.08         72
                                       7.250          1,713.08      343,000.00
    FALMOUTH         ME   04105          2            03/01/96         00
    1513004265                           05           05/01/96          0
    1513004265                           O            04/01/26
    0


    1516717          074/074             F          268,000.00         ZZ
                                         360        267,557.53          1
    157 LAGUNA PLACE                   9.000          2,156.39         29
                                       8.750          2,156.39      925,000.00
    PAGOSA SPRINGS   CO   81157          5            04/17/96         00
    1513005971                           03           06/01/96          0
    1513005971                           O            05/01/26
    0


    1516718          074/074             F          268,000.00         T
                                         360        267,698.39          1
    431 BUENA VISTA LOOP               8.875          2,132.33         80
                                       8.625          2,132.33      335,000.00
    BROOKINGS        OR   97415          1            05/17/96         00
    1513006067                           05           07/01/96          0
    1513006067                           O            06/01/26
    0


    1516720          074/074             F          172,500.00         BB
                                         360        172,408.20          1
    1436 WEST SETTLEMENT DRIVE         9.125          1,403.52         64
                                       8.875          1,403.52      273,318.00
    PARK CITY        UT   84098          1            06/05/96         00
    1513024750                           05           08/01/96          0
    1513024750                           O            07/01/26
    0


    1516722          074/074             F          372,000.00         ZZ
                                         360        371,774.64          1
    6127 WAKEFOREST STREET             8.500          2,860.36         80
                                       8.250          2,860.36      465,000.00
    HOUSTON          TX   77005          1            05/31/96         00
    1520000050                           05           08/01/96          0
    1520000050                           O            07/01/26
    0
1




    1516723          074/074             F          369,000.00         ZZ
                                         360        368,752.41          1
    8 KINGS HEATH                      8.000          2,707.59         62
                                       7.750          2,707.59      599,000.00
    SAN ANTONIO      TX   78257          1            06/19/96         00
    1520000210                           03           08/01/96          0
    1520000210                           O            07/01/26
    0


    1516726          074/074             F          236,000.00         ZZ
                                         360        235,509.53          1
    5073 DURANGO COURT                 7.875          1,711.17         80
                                       7.625          1,711.17      295,000.00
    SAN JOSE         CA   95118          2            04/19/96         00
    1561322910                           05           06/01/96          0
    1561322910                           O            05/01/26
    0


    1516731          074/074             F          520,000.00         ZZ
                                         360        519,317.38          1
    2132 HILLSTONE DRIVE               8.125          3,860.99         80
                                       7.875          3,860.99      650,659.00
    SAN JOSE         CA   95138          1            05/02/96         00
    1561325102                           05           07/01/96          0
    1561325102                           O            06/01/26
    0


    1516735          074/074             F          247,200.00         ZZ
                                         360        246,735.83          1
    4149 LYMER DRIVE                   8.375          1,878.90         80
                                       8.125          1,878.90      309,000.00
    SAN DIEGO        CA   92116          1            04/24/96         00
    1561327006                           05           06/01/96          0
    1561327006                           O            05/01/26
    0


    1516739          074/074             F          430,000.00         ZZ
                                         360        429,711.48          1
    18808 BELLGROVE CIRCLE             8.000          3,155.19         60
                                       7.750          3,155.19      725,950.00
    SARATOGA         CA   95070          1            06/01/96         00
    1561328246                           05           08/01/96          0
    1561328246                           O            07/01/26
    0


    1516743          074/074             F          316,000.00         ZZ
                                         360        315,615.77          1
1


    2224 TIMBERLINE RIDGE COURT        8.500          2,429.77         80
                                       8.250          2,429.77      395,000.00
    EL DORADO HILLS  CA   95762          1            05/28/96         00
    1561330157                           05           07/01/96          0
    1561330157                           O            06/01/26
    0


    1516748          074/074             F          205,000.00         ZZ
                                         360        204,615.06          1
    1059 FISKE STREET                  8.375          1,558.15         46
    PACIFIC PALISADES AREA             8.125          1,558.15      455,000.00
    LOS ANGELES      CA   90272          1            04/26/96         00
    1562151572                           05           06/01/96          0
    1562151572                           O            05/01/26
    0


    1516756          074/074             F          228,000.00         ZZ
                                         360        227,526.17          1
    8837 ENFIELD AVENUE                7.875          1,653.16         95
    NORTHRIDGE AREA                    7.625          1,653.16      240,000.00
    LOS ANGELES      CA   91325          1            04/22/96         10
    1562154912                           05           06/01/96         30
    1562154912                           O            05/01/26
    0


    1516759          074/074             F          462,400.00         ZZ
                                         360        460,485.81          1
    9915 STELLBAR PLACE                8.125          3,433.31         80
                                       7.875          3,433.31      578,000.00
    LOS ANGELES      CA   90064          1            04/25/96         00
    1562155267                           05           06/01/96          0
    1562155267                           O            05/01/26
    0


    1516762          074/074             F          280,000.00         ZZ
                                         360        279,432.58          1
    422 MONTE VISTA                    8.000          2,054.55         67
                                       7.750          2,054.55      420,000.00
    ARCADIA          CA   91007          1            04/18/96         00
    1562156033                           05           06/01/96          0
    1562156033                           O            05/01/26
    0


    1516770          074/074             F          400,000.00         ZZ
                                         360        399,744.93          1
    3036 CAVENDISH DRIVE               8.250          3,005.07         80
                                       8.000          3,005.07      500,000.00
    LOS ANGELES      CA   90064          1            06/07/96         00
    1562157910                           05           08/01/96          0
1


    1562157910                           O            07/01/26
    0


    1516775          074/074             F          252,400.00         ZZ
                                         360        251,812.73          1
    2071 FAIR OAKS CIRCLE              8.750          1,985.64         80
                                       8.500          1,985.64      315,500.00
    CORINTH          TX   76205          1            03/25/96         00
    1563114356                           03           05/01/96          0
    1563114356                           O            04/01/26
    0


    1516776          074/074             F          225,600.00         ZZ
                                         360        225,187.08          1
    9211 CANTER DRIVE                  8.500          1,734.67         80
                                       8.250          1,734.67      282,000.00
    DALLAS           TX   75231          2            04/25/96         00
    1563119484                           05           06/01/96          0
    1563119484                           O            05/01/26
    0


    1516777          074/074             F          350,000.00         ZZ
                                         360        349,595.77          1
    435 ARROYO TENORIO                 8.750          2,753.46         63
                                       8.500          2,753.46      560,000.00
    SANTA FE         NM   87501          4            05/21/96         00
    1563119859                           05           07/01/96          0
    1563119859                           O            06/01/26
    0


    1516778          074/074             F          336,100.00         ZZ
                                         360        335,691.34          1
    2411 HIDDEN SHORE DRIVE            8.500          2,584.32         80
                                       8.250          2,584.32      420,137.00
    KATY             TX   77450          1            05/08/96         00
    1563120563                           03           07/01/96          0
    1563120563                           O            06/01/26
    0


    1516779          074/074             F          236,600.00         ZZ
                                         360        236,347.22          1
    4632 PINE VALLEY DRIVE             9.125          1,925.06         75
                                       8.875          1,925.06      315,500.00
    FRISCO           TX   75034          1            05/10/96         00
    1563121497                           03           07/01/96          0
    1563121497                           O            06/01/26
    0


1


    1516780          074/074             F          372,000.00         ZZ
                                         360        371,785.97          1
    15 REMINGTON WAY                   8.750          2,926.53         80
                                       8.500          2,926.53      465,000.00
    SAN ANTONIO      TX   78258          4            06/14/96         00
    1563121715                           03           08/01/96          0
    1563121715                           O            07/01/26
    0


    1516782          074/074             F          215,400.00         ZZ
                                         360        215,151.23          1
    5518 LAKE PLACE DRIVE              8.750          1,694.56         95
                                       8.500          1,694.56      226,747.00
    HOUSTON          TX   77041          1            05/31/96         12
    1563123459                           03           07/01/96         30
    1563123459                           O            06/01/26
    0


    1516783          074/074             F          121,100.00         ZZ
                                         360        121,037.22          1
    7 CALIENTE PLACE                   9.250            996.26         75
                                       9.000            996.26      161,500.00
    SANTA FE         NM   87505          1            06/26/96         00
    1563123980                           03           08/01/96          0
    1563123980                           O            07/01/26
    0


    1516784          074/074             F          318,400.00         ZZ
                                         360        318,212.01          1
    216 SILVERLEAF DRIVE               8.625          2,476.49         80
                                       8.375          2,476.49      398,000.00
    FORT WORTH       TX   76112          2            06/07/96         00
    1563124098                           05           08/01/96          0
    1563124098                           O            07/01/26
    0


    1516785          074/074             F          306,000.00         ZZ
                                         360        305,244.38          1
    335 8TH AVENUE WEST                8.125          2,272.05         80
                                       7.875          2,272.05      382,500.00
    KIRKLAND         WA   98033          1            04/24/96         00
    1565128340                           05           06/01/96          0
    1565128340                           O            05/01/26
    0


    1516786          074/074             F          237,600.00         ZZ
                                         360        237,138.08          1
    17170 SEALAWN DR.                  8.625          1,848.03         80
                                       8.375          1,848.03      297,000.00
1


    EDMONDS          WA   98026          1            04/25/96         00
    1565129401                           05           06/01/96          0
    1565129401                           O            05/01/26
    0


    1516787          074/074             F          254,250.00         ZZ
                                         360        253,721.63          1
    5222 279TH AVE NE                  7.875          1,843.49         90
                                       7.625          1,843.49      282,500.00
    REDMOND          WA   98053          1            04/22/96         11
    1565129423                           05           06/01/96         25
    1565129423                           O            05/01/26
    0


    1516788          074/074             F          360,000.00         T
                                         360        359,188.95          1
    4129 WEST BAY ROAD                 8.500          2,768.09         80
                                       8.250          2,768.09      450,000.00
    LAKE OSWEGO      OR   97035          1            04/24/96         00
    1565129922                           05           06/01/96          0
    1565129922                           O            05/01/26
    0


    1516789          074/074             F          305,600.00         ZZ
                                         360        305,218.76          1
    5802 LAKEVIEW DRIVE NORTHEAST      8.375          2,322.79         80
                                       8.125          2,322.79      382,000.00
    KIRKLAND         WA   98033          1            05/01/96         00
    1565130116                           05           07/01/96          0
    1565130116                           O            06/01/26
    0


    1516790          074/074             F          304,000.00         ZZ
                                         360        303,405.95          1
    1476 B ROSARIO ROAD                8.875          2,418.77         80
                                       8.625          2,418.77      380,000.00
    ANACORTES        WA   98221          5            05/02/96         00
    1565130342                           05           07/01/96          0
    1565130342                           O            06/01/26
    0


    1516791          074/074             F          298,500.00         ZZ
                                         360        298,341.14          1
    3170 CHANNEL VIEW DRIVE            9.125          2,428.70         61
                                       8.875          2,428.70      490,000.00
    FRIDAY HARBOR    WA   98250          5            06/18/96         00
    1565131390                           05           08/01/96          0
    1565131390                           O            07/01/26
    0
1




    1516793          074/074             F          269,550.00         ZZ
                                         360        269,246.64          1
    9810 NW ASH STREET                 8.875          2,144.67         90
                                       8.625          2,144.67      299,500.00
    PORTLAND         OR   97229          1            05/17/96         11
    1565132133                           05           07/01/96         25
    1565132133                           O            06/01/26
    0


    1516795          074/074             F          335,150.00         ZZ
                                         360        334,941.68          1
    21806 NORTHEAST 203RD PLACE        8.375          2,547.39         80
                                       8.125          2,547.39      418,990.00
    WOODINVILLE      WA   98072          1            06/05/96         00
    1565132520                           03           08/01/96          0
    1565132520                           O            07/01/26
    0


    1516798          074/074             F          238,400.00         ZZ
                                         360        237,940.79          1
    1089 ROSEDALE ROAD                 8.250          1,791.02         90
                                       8.000          1,791.02      264,900.00
    ATLANTA          GA   30306          1            04/29/96         04
    1566068700                           05           06/01/96         25
    1566068700                           O            05/01/26
    0


    1516800          074/074             F          156,000.00         ZZ
                                         360        155,719.65          1
    5855 BROOKSTONE TRACE              8.625          1,213.36         75
                                       8.375          1,213.36      208,000.00
    ACWORTH          GA   30101          1            05/22/96         00
    1566069473                           03           07/01/96          0
    1566069473                           O            06/01/26
    0


    1516802          074/074             F          235,200.00         ZZ
                                         360        234,603.57          1
    1003 PLEASANCE GROVE               8.750          1,850.32         80
                                       8.500          1,850.32      294,000.00
    PEACHTREE CITY   GA   30269          5            05/23/96         00
    1566070111                           05           07/01/96          0
    1566070111                           O            06/01/26
    0


    1516803          074/074             F          129,000.00         ZZ
                                         360        128,927.67          1
1


    415 EAST DEMANADE DRIVE            8.875          1,026.39         75
                                       8.625          1,026.39      172,000.00
    LAFAYETTE        LA   70503          1            06/18/96         00
    1566070122                           05           08/01/96          0
    1566070122                           O            07/01/26
    0


    1516804          074/074             F           75,500.00         ZZ
                                         360         75,415.02          1
    3821 MEADOW LANE                   8.875            600.72         70
                                       8.625            600.72      107,900.00
    MARIETTA         GA   30062          1            05/24/96         00
    1566070450                           05           07/01/96          0
    1566070450                           O            06/01/26
    0


    1516805          074/074             F           63,000.00         ZZ
                                         360         62,965.58          1
    327 SIR RICHARD COURT              9.000            506.92         79
                                       8.750            506.92       80,000.00
    JONESBORO        GA   30236          5            06/14/96         00
    1566071566                           05           08/01/96          0
    1566071566                           O            07/01/26
    0


    1516806          074/074             F          124,000.00         ZZ
                                         360        123,926.79          1
    949 KOLIC HELMEY ROAD              8.625            964.46         80
                                       8.375            964.46      155,000.00
    GUYTON           GA   31312          5            06/27/96         00
    1566072900                           05           08/01/96          0
    1566072900                           O            07/01/26
    0


    1516812          074/074             F          396,000.00         ZZ
                                         360        395,466.81          1
    4530 SANTA MONICA AVENUE           8.000          2,905.71         80
                                       7.750          2,905.71      495,000.00
    SAN DIEGO        CA   92107          1            05/02/96         00
    1567158091                           05           07/01/96          0
    1567158091                           O            06/01/26
    0


    1516813          074/074             F          400,000.00         ZZ
                                         360        399,513.63          1
    700 BUENA VISTA WAY                8.500          3,075.66         58
                                       8.250          3,075.66      700,000.00
    LAGUNA BEACH     CA   92651          1            05/20/96         00
    1567158193                           05           07/01/96          0
1


    1567158193                           O            06/01/26
    0


    1516816          074/074             F          270,000.00         ZZ
                                         360        269,671.70          1
    530 MIDWAY STREET                  8.500          2,076.07         78
                                       8.250          2,076.07      348,000.00
    SAN DIEGO        CA   92037          2            05/02/96         00
    1567159254                           05           07/01/96          0
    1567159254                           O            06/01/26
    0


    1516817          074/074             F          248,000.00         ZZ
                                         360        247,522.28          1
    1441 TORREY PINES ROAD             8.250          1,863.15         80
                                       8.000          1,863.15      310,000.00
    SAN DIEGO        CA   92037          1            04/26/96         00
    1567160151                           05           06/01/96          0
    1567160151                           O            05/01/26
    0


    1516822          074/074             F          357,000.00         ZZ
                                         360        356,565.91          1
    4425 FOXHOLLOW COURT               8.500          2,745.03         75
                                       8.250          2,745.03      482,000.00
    SAN DIEGO        CA   92130          1            05/23/96         00
    1567162306                           03           07/01/96          0
    1567162306                           O            06/01/26
    0


    1516823          074/074             F          127,400.00         T
                                         360        127,320.81          1
    2725   TOKALON STREET              8.375            968.34         70
                                       8.125            968.34      182,000.00
    SAN DIEGO        CA   92110          1            06/18/96         00
    1567163138                           05           08/01/96          0
    1567163138                           O            07/01/26
    0


    1516825          074/074             F          350,000.00         ZZ
                                         360        349,325.82          1
    2601 NORTH VAL VISTA DRIVE         8.250          2,629.44         68
                                       8.000          2,629.44      515,000.00
    MESA             AZ   85213          1            04/11/96         00
    1569137274                           05           06/01/96          0
    1569137274                           O            05/01/26
    0


1


    1516826          074/074             F           49,400.00         ZZ
                                         360         49,336.78          1
    357 PEARL DRIVE NE                 8.250            371.13         65
                                       8.000            371.13       76,000.00
    RIO RANCHO       NM   87124          5            05/01/96         00
    1569141260                           05           07/01/96          0
    1569141260                           O            06/01/26
    0


    1516827          074/074             F          275,000.00         ZZ
                                         360        274,534.04          1
    46A OLD ROAD SOUTH                 8.875          2,188.03         60
                                       8.625          2,188.03      460,000.00
    SANTA FE         NM   87505          4            04/23/96         00
    1569141522                           05           06/01/96          0
    1569141522                           O            05/01/26
    0


    1516828          074/074             F          350,000.00         ZZ
                                         360        349,563.38          1
    110 MABEL DODGE LANE               8.375          2,660.26         48
                                       8.125          2,660.26      735,000.00
    TAOS             NM   87571          5            05/09/96         00
    1569142161                           05           07/01/96          0
    1569142161                           O            06/01/26
    0


    1516829          074/074             F          223,250.00         ZZ
                                         360        222,992.17          1
    1070 EAST SANDPIPER DRIVE          8.750          1,756.31         95
                                       8.500          1,756.31      235,000.00
    TEMPE            AZ   85283          1            05/13/96         10
    1569142820                           03           07/01/96         30
    1569142820                           O            06/01/26
    0


    1516830          074/074             F          120,000.00         ZZ
                                         360        119,785.92          1
    11102 EAST BLUE SKY DRIVE          8.625            933.35         60
                                       8.375            933.35      202,000.00
    SCOTTSDALE       AZ   85255          1            05/01/96         00
    1569142922                           03           07/01/96          0
    1569142922                           O            06/01/26
    0


    1516831          074/074             F           94,000.00         ZZ
                                         360         93,888.60          1
    530 PIEDMONT ROAD                  8.625            731.13         58
                                       8.375            731.13      164,000.00
1


    TAOS             NM   87571          5            05/28/96         00
    1569143798                           05           07/01/96          0
    1569143798                           O            06/01/26
    0


    1516832          074/074             F          149,500.00         ZZ
                                         360        148,626.67          1
    40 BISHOP LAMY ROAD                8.875          1,189.49         65
                                       8.625          1,189.49      230,000.00
    LAMY             NM   87540          2            05/22/96         00
    1569144440                           05           07/01/96          0
    1569144440                           O            06/01/26
    0


    1516833          074/074             F          238,500.00         ZZ
                                         360        238,355.51          1
    1034 EAST KALER DRIVE              8.500          1,833.86         90
                                       8.250          1,833.86      265,000.00
    PHOENIX          AZ   85020          1            06/06/96         10
    1569144509                           05           08/01/96         25
    1569144509                           O            07/01/26
    0


    1516834          074/074             F          260,000.00         ZZ
                                         360        259,854.24          1
    4725 PASO DEL PUMA NE              8.875          2,068.68         75
                                       8.625          2,068.68      350,000.00
    ALBUQUERQUE      NM   87111          2            06/01/96         00
    1569144826                           05           08/01/96          0
    1569144826                           O            07/01/26
    0


    1516835          074/074             F          245,000.00         ZZ
                                         360        244,862.65          1
    3907 N VISTA DE LA CIMA            8.875          1,949.33         75
                                       8.625          1,949.33      327,000.00
    TUCSON           AZ   85750          4            06/07/96         00
    1569145283                           05           08/01/96          0
    1569145283                           O            07/01/26
    0


    1516836          074/074             F           75,000.00         ZZ
                                         360         74,961.11          1
    2105 WEST COMSTOCK DR              9.250            617.01         39
                                       9.000            617.01      196,000.00
    CHANDLER         AZ   85224          5            06/05/96         00
    1569145320                           05           08/01/96          0
    1569145320                           O            07/01/26
    0
1




    1516838          074/074             F           97,500.00         ZZ
                                         360         97,446.74          1
    10426 SAN MARINO COURT NE          9.000            784.51         75
                                       8.750            784.51      130,000.00
    ALBUQUERQUE      NM   87111          1            06/21/96         00
    1569146162                           05           08/01/96          0
    1569146162                           O            07/01/26
    0


    1516839          074/074             F          367,000.00         ZZ
                                         360        366,328.25          1
    261 OAKDALE AVENUE                 8.500          2,821.92         90
                                       8.250          2,821.92      408,000.00
    MILL VALLEY      CA   94941          2            04/26/96         11
    1573142948                           05           06/01/96         25
    1573142948                           O            05/01/26
    0


    1516843          074/074             F          245,500.00         ZZ
                                         360        245,027.12          1
    341 SILBERHORN DRIVE               8.250          1,844.36         90
                                       8.000          1,844.36      274,000.00
    FOLSOM           CA   95630          2            04/15/96         10
    1573148649                           03           06/01/96         25
    1573148649                           O            05/01/26
    0


    1516850          074/074             F          218,250.00         ZZ
                                         360        217,759.78          1
    2340 SKYLINE BOULEVARD             9.000          1,756.09         90
                                       8.750          1,756.09      242,500.00
    RENO             NV   89509          1            05/06/96         11
    1573150673                           05           07/01/96         25
    1573150673                           O            06/01/26
    0


    1516854          074/074             F          308,000.00         ZZ
                                         360        307,808.55          1
    419 NOTTINGHAM COURT               8.375          2,341.03         80
                                       8.125          2,341.03      385,000.00
    PETALUMA         CA   94954          1            06/17/96         00
    1573151847                           05           08/01/96          0
    1573151847                           O            07/01/26
    0


    1516856          074/074             F           68,600.00         ZZ
                                         360         68,480.72          1
1


    2809 COOLIDGE STREET NE            8.750            539.68         70
                                       8.500            539.68       98,286.00
    MINNEAPOLIS      MN   55418          1            04/15/96         00
    1576013318                           05           06/01/96          0
    1576013318                           O            05/01/26
    0


    1516858          074/074             F           84,000.00         ZZ
                                         360         83,912.56          1
    8532 ELLIOT AVENUE                 9.250            691.05         75
                                       9.000            691.05      112,000.00
    BLOOMINGTON      MN   55420          2            05/21/96         00
    1576016065                           05           07/01/96          0
    1576016065                           O            06/01/26
    0


    1516859          074/074             F          140,000.00         ZZ
                                         360        139,854.28          1
    4102 GRIMES AVENUE SOUTH           9.250          1,151.75         62
                                       9.000          1,151.75      229,000.00
    EDINA            MN   55416          5            05/08/96         00
    1576016112                           05           07/01/96          0
    1576016112                           O            06/01/26
    0


    1516860          074/074             F          102,400.00         ZZ
                                         360        102,247.53          1
    2905 MONTEREY AVENUE               7.500            716.00         70
                                       7.250            716.00      146,444.00
    MINNEAPOLIS      MN   55416          1            06/03/96         00
    1576017578                           01           07/01/96          0
    1576017578                           O            06/01/26
    0


    1516861          074/074             F          252,500.00         ZZ
                                         360        252,354.73          1
    11816 BREN ROAD                    8.750          1,986.42         71
                                       8.500          1,986.42      359,000.00
    MINNETONKA       MN   55343          2            06/07/96         00
    1576018060                           09           08/01/96          0
    1576018060                           O            07/01/26
    0


    1516862          074/074             F           66,300.00         ZZ
                                         360         66,262.82          1
    7895 EASTWOOD ROAD                 8.875            527.52         65
                                       8.625            527.52      102,000.00
    MOUNDS VIEW      MN   55112          5            06/24/96         00
    1576018286                           05           08/01/96          0
1


    1576018286                           O            07/01/26
    0


    1516863          074/074             F          213,700.00         ZZ
                                         360        213,577.05          1
    5615   CONCORD AVENUE              8.750          1,681.18         95
                                       8.500          1,681.18      225,000.00
    EDINA            MN   55424          1            06/25/96         04
    1576018683                           05           08/01/96         30
    1576018683                           O            07/01/26
    0


    1516865          074/074             F          240,000.00         ZZ
                                         360        239,549.33          1
    146 ROUNDSTONE ROAD                8.375          1,824.18         80
                                       8.125          1,824.18      300,000.00
    TROUTMAN         NC   28166          2            04/16/96         00
    1577033886                           05           06/01/96          0
    1577033886                           O            05/01/26
    0


    1516867          074/074             F           76,400.00         ZZ
                                         360         76,270.53          1
    41 PINEWOOD DRIVE                  8.875            607.88         69
                                       8.625            607.88      110,780.00
    CALABASH         NC   28459          4            04/22/96         00
    1577037005                           03           06/01/96          0
    1577037005                           O            05/01/26
    0


    1516869          074/074             F           92,000.00         ZZ
                                         360         91,896.48          1
    923 MCCANTS DRIVE                  8.875            731.99         75
                                       8.625            731.99      124,000.00
    MOUNT PLEASANT   SC   29464          5            05/13/96         00
    1577039157                           05           07/01/96          0
    1577039157                           O            06/01/26
    0


    1516870          074/074             F          235,000.00         ZZ
                                         360        234,864.79          1
    6738 WYNFAIRE LANE                 8.750          1,848.75         67
                                       8.500          1,848.75      355,000.00
    CHARLOTTE        NC   28210          1            06/06/96         00
    1577040746                           05           08/01/96          0
    1577040746                           O            07/01/26
    0


1


    1516871          074/074             F           89,600.00         ZZ
                                         360         89,539.87          1
    6531 PEACE HAVEN DRIVE             8.000            657.46         80
                                       7.750            657.46      112,000.00
    CHARLOTTE        NC   28214          5            06/05/96         00
    1577041432                           05           08/01/96          0
    1577041432                           O            07/01/26
    0


    1516872          074/074             F          139,500.00         ZZ
                                         360        139,413.28          1
    174 RALEIGH WOODS DRIVE            8.375          1,060.31         75
                                       8.125          1,060.31      186,000.00
    MANTEO           NC   27954          4            06/28/96         00
    1577042195                           05           08/01/96          0
    1577042195                           O            07/01/26
    0


    1516873          074/074             F          212,000.00         ZZ
                                         360        211,132.11          1
    5291 S ZINNIA CT                   8.000          1,555.59         80
                                       7.750          1,555.59      265,000.00
    LITTLETON        CO   80127          5            01/22/96         00
    1579015794                           03           03/01/96          0
    1579015794                           O            02/01/26
    0


    1516875          074/074             F          547,500.00         ZZ
                                         360        546,572.35          1
    7705 FAIRVIEW ROAD                 8.875          4,356.16         72
                                       8.625          4,356.16      762,500.00
    BOULDER          CO   80303          4            04/30/96         00
    1579021141                           05           06/01/96          0
    1579021141                           O            05/01/26
    0


    1516877          074/074             F          200,000.00         ZZ
                                         360        199,769.00          1
    11515 S 1320 EAST                  8.750          1,573.41         75
                                       8.500          1,573.41      270,000.00
    SANDY            UT   84092          1            05/10/96         00
    1579022155                           05           07/01/96          0
    1579022155                           O            06/01/26
    0


    1516878          074/074             F          147,950.00         ZZ
                                         360        147,791.92          1
    2364 SOUTH ZENO STREET             9.125          1,203.78         75
                                       8.875          1,203.78      198,261.00
1


    AURORA           CO   80013          1            05/13/96         00
    1579022778                           03           07/01/96          0
    1579022778                           O            06/01/26
    0


    1516879          074/074             F          275,500.00         ZZ
                                         360        275,324.32          1
    350 NORTH MILLCREEK LANE           8.250          2,069.74         95
                                       8.000          2,069.74      290,000.00
    KAYSVILLE        UT   84037          1            06/17/96         10
    1579023840                           05           08/01/96         30
    1579023840                           O            07/01/26
    0


    1516880          074/074             F           76,500.00         ZZ
                                         360         76,453.66          1
    601 WEST MULBERRY STREET           8.500            588.22         39
                                       8.250            588.22      200,000.00
    LOUISVILLE       CO   80027          5            06/20/96         00
    1579025641                           05           08/01/96          0
    1579025641                           O            07/01/26
    0


    1516881          074/074             F          198,000.00         ZZ
                                         360        197,897.35          1
    1250 EAST LAKE CREEK ROAD          9.250          1,628.90         75
                                       9.000          1,628.90      264,000.00
    HEBER CITY       UT   84032          1            06/20/96         00
    1579026010                           05           08/01/96          0
    1579026010                           O            07/01/26
    0


    1516884          074/074             F          405,000.00         ZZ
                                         360        404,258.72          1
    32 STANTON ROAD                    8.500          3,114.10         59
                                       8.250          3,114.10      692,000.00
    DARIEN           CT   06820          5            05/01/96         00
    1580028964                           05           06/01/96          0
    1580028964                           O            05/01/26
    0


    1516885          074/074             F           82,000.00         ZZ
                                         360         81,829.58          1
    7 OVERHILL ROAD                    7.875            594.56         70
                                       7.625            594.56      118,000.00
    WARREN           RI   02885          1            04/29/96         00
    1580029173                           05           06/01/96          0
    1580029173                           O            05/01/26
    0
1




    1516886          074/074             F          300,000.00         ZZ
                                         360        299,653.52          1
    9 FOX RUN                          8.750          2,360.11         60
                                       8.500          2,360.11      505,000.00
    NORTH READING    MA   01864          5            05/15/96         00
    1580029560                           05           07/01/96          0
    1580029560                           O            06/01/26
    0


    1516888          074/074             F          279,000.00         ZZ
                                         360        278,677.78          1
    18 STRATHMORE ROAD, UNIT 18-1      8.750          2,194.90         90
                                       8.500          2,194.90      310,000.00
    BROOKLINE        MA   02146          1            05/23/96         11
    1580031368                           01           07/01/96         25
    1580031368                           O            06/01/26
    0


    1516893          074/074             F          246,750.00         ZZ
                                         360        246,472.30          1
    10625 COLUMBIA HWY                 8.875          1,963.25         76
                                       8.625          1,963.25      325,000.00
    EATON RAPIDS     MI   48827          5            05/16/96         00
    1581046859                           05           07/01/96          0
    1581046859                           O            06/01/26
    0


    1516895          074/074             F          258,000.00         ZZ
                                         360        257,731.45          1
    5181 VILLAGE COMMON DRIVE          9.250          2,122.51         73
                                       9.000          2,122.51      357,320.00
    WEST BLOOMFIELD  MI   48323          1            05/29/96         00
    1581050641                           05           07/01/96          0
    1581050641                           O            06/01/26
    0


    1516897          074/074             F          283,200.00         ZZ
                                         360        282,855.64          1
    9555 AMESBURY LANE                 8.500          2,177.57         80
                                       8.250          2,177.57      354,000.00
    EDEN PRAIRIE     MN   55347          5            04/30/96         00
    1583019959                           05           07/01/96          0
    1583019959                           O            06/01/26
    0


    1516899          074/074             F          225,000.00         ZZ
                                         360        224,618.75          1
1


    323 RUBY STREET                    8.875          1,790.21         60
                                       8.625          1,790.21      375,000.00
    CLARENDON HILLS  IL   60514          5            04/29/96         00
    1583023242                           05           06/01/96          0
    1583023242                           O            05/01/26
    0


    1516900          074/074             F           41,500.00         T
                                         360         41,477.91          1
    LAKE ROAD Y-49-B,                  9.125            337.66         49
    TWIN VALLEY                        8.875            337.66       85,000.00
    LINN CREEK       MO   65052          2            06/10/96         00
    1583024290                           05           08/01/96          0
    1583024290                           O            07/01/26
    0


    1516902          074/074             F          436,000.00         ZZ
                                         360        435,521.89          1
    5208 COUNTRY CLUB DRIVE            9.000          3,508.16         80
                                       8.750          3,508.16      545,000.00
    BRENTWOOD        TN   37027          4            05/24/96         00
    1585012790                           03           07/01/96          0
    1585012790                           O            06/01/26
    0


    1516905          074/074             F          350,000.00         ZZ
                                         360        349,803.78          1
    219 SOUTH HANOVER AVENUE           8.875          2,784.76         80
                                       8.625          2,784.76      440,000.00
    LEXINGTON        KY   40502          2            06/14/96         00
    1585028713                           05           08/01/96          0
    1585028713                           O            07/01/26
    0


    1516906          074/074             F          265,000.00         ZZ
                                         240        264,535.94          1
    1060 SUSSEX DRIVE                  7.750          2,175.52         69
                                       7.500          2,175.52      385,000.00
    KINGSPORT        TN   37660          1            06/21/96         00
    1585029170                           05           08/01/96          0
    1585029170                           O            07/01/16
    0


    1516908          074/074             F          317,000.00         ZZ
                                         360        316,235.54          1
    3100 DUNKAGLE COURT                7.750          2,271.03         80
                                       7.500          2,271.03      396,279.00
    BOWIE            MD   20721          1            04/17/96         00
    1587025319                           05           06/01/96          0
1


    1587025319                           O            05/01/26
    0


    1516909          074/074             F          300,000.00         ZZ
                                         360        299,450.91          1
    7406 ARUNDEL PLACE                 8.500          2,306.74         80
                                       8.250          2,306.74      375,000.00
    SPRINGFIELD      VA   22153          5            04/12/96         00
    1587026446                           05           06/01/96          0
    1587026446                           O            05/01/26
    0


    1516910          074/074             F          260,000.00         ZZ
                                         360        259,691.88          1
    412 S ROYAL STREET                 8.625          2,022.26         35
                                       8.375          2,022.26      750,000.00
    ALEXANDRIA       VA   22314          5            05/06/96         00
    1587027289                           09           07/01/96          0
    1587027289                           O            06/01/26
    0


    1516911          074/074             F           90,000.00         ZZ
                                         360         89,890.55          1
    4 ERIC LANE                        8.500            692.03         42
                                       8.250            692.03      215,000.00
    EAST BRUNSWICK   NJ   08816          2            05/17/96         00
    1587029466                           05           07/01/96          0
    1587029466                           O            06/01/26
    0


    1516912          074/074             F          580,000.00         ZZ
                                         360        579,238.61          1
    5 BOONE TRAIL                      8.125          4,306.49         80
                                       7.875          4,306.49      725,000.00
    SEVERNA PARK     MD   21146          1            05/31/96         00
    1587029772                           05           07/01/96          0
    1587029772                           O            06/01/26
    0


    1516914          074/074             F          300,200.00         ZZ
                                         360        299,576.13          1
    5 ROLLING ACRES WAY                7.875          2,176.66         80
                                       7.625          2,176.66      375,399.00
    REISTERSTOWN     MD   21136          1            04/30/96         00
    1587030545                           05           06/01/96          0
    1587030545                           O            05/01/26
    0


1


    1516919          074/074             F          201,600.00         ZZ
                                         360        201,471.44          1
    1032 BAYBERRY DRIVE                8.250          1,514.56         80
                                       8.000          1,514.56      252,000.00
    ARNOLD           MD   21012          1            06/21/96         00
    1587032551                           05           08/01/96          0
    1587032551                           O            07/01/26
    0


    1516920          074/074             F          333,000.00         ZZ
                                         360        332,595.09          1
    2 ETON COURT                       8.500          2,560.49         90
                                       8.250          2,560.49      370,000.00
    PARAMUS          NJ   07652          1            05/24/96         10
    1587033270                           05           07/01/96         25
    1587033270                           O            06/01/26
    0


    1516921          074/074             F          225,600.00         ZZ
                                         360        225,303.84          1
    1402 ELLISON STREET                8.125          1,675.08         95
                                       7.875          1,675.08      237,500.00
    FALLS CHURCH     VA   22046          1            05/31/96         04
    1587033758                           05           07/01/96         30
    1587033758                           O            06/01/26
    0


    1516922          074/074             F          173,500.00         ZZ
                                         360        173,389.36          1
    18909 A MIDDLETOWN ROAD            8.250          1,303.45         69
                                       8.000          1,303.45      253,500.00
    PARKTON          MD   21120          1            06/27/96         00
    1587034240                           05           08/01/96          0
    1587034240                           O            07/01/26
    0


    1516923          074/074             F          413,800.00         ZZ
                                         360        413,507.94          1
    15117 GREY PEBBLE DRIVE            7.750          2,964.52         80
                                       7.500          2,964.52      517,300.00
    DARNESTOWN       MD   20874          1            06/20/96         00
    1587034262                           05           08/01/96          0
    1587034262                           O            07/01/26
    0


    1516926          074/074             F           40,000.00         ZZ
                                         360         39,978.15          1
    1900 TRAFALGAR DRIVE               9.000            321.85         24
                                       8.750            321.85      173,000.00
1


    FT WASHINGTON    MD   20744          5            06/19/96         00
    1587036031                           05           08/01/96          0
    1587036031                           O            07/01/26
    0


    1516927          074/074             F          275,000.00         ZZ
                                         360        274,690.50          1
    330 OAKWOOD PLACE                  8.875          2,188.03         67
                                       8.625          2,188.03      415,000.00
    BOULDER          CO   80304          5            05/07/96         00
    1589040153                           03           07/01/96          0
    1589040153                           O            06/01/26
    0


    1516928          074/074             F          231,300.00         ZZ
                                         360        231,025.90          1
    10225 SW 58TH COURT                8.625          1,799.03         90
                                       8.375          1,799.03      257,000.00
    MIAMI            FL   33156          1            05/16/96         04
    1589041407                           05           07/01/96         25
    1589041407                           O            06/01/26
    0


    1516929          074/074             F          231,750.00         ZZ
                                         360        231,482.35          1
    20130 WATERS EDGE DRIVE #701       8.750          1,823.18         90
                                       8.500          1,823.18      257,500.00
    BOCA RATON       FL   33434          1            05/09/96         01
    1589043140                           09           07/01/96         25
    1589043140                           O            06/01/26
    0


    1516930          074/074             F          247,200.00         ZZ
                                         360        246,747.53          1
    5875 KAISER LANE                   8.500          1,900.76         78
                                       8.250          1,900.76      320,000.00
    PENSACOLA        FL   32507          5            04/18/96         00
    1589043468                           05           06/01/96          0
    1589043468                           O            05/01/26
    0


    1516931          074/074             F          310,000.00         ZZ
                                         360        309,623.05          1
    670 CURTISWOOD DRIVE               8.500          2,383.64         76
                                       8.250          2,383.64      410,000.00
    KEY BISCAYNE     FL   33149          1            05/29/96         00
    1589043719                           05           07/01/96          0
    1589043719                           O            06/01/26
    0
1




    1516932          074/074             F          300,000.00         ZZ
                                         360        296,643.89          1
    3121 SOUTHWEST 22ND AVENUE         8.875          2,386.94         80
                                       8.625          2,386.94      375,000.00
    MIAMI            FL   33133          1            05/14/96         00
    1589045088                           05           07/01/96          0
    1589045088                           O            06/01/26
    0


    1516933          074/074             F          232,000.00         T
                                         360        231,738.90          1
    1446 JEFFERSON AVENUE              8.875          1,845.90         80
                                       8.625          1,845.90      290,000.00
    MIAMI BEACH      FL   33139          1            05/08/96         00
    1589046182                           05           07/01/96          0
    1589046182                           O            06/01/26
    0


    1516934          074/074             F           25,000.00         ZZ
                                         360         24,954.24          1
    2420 SOUTHWEST 83RD COURT          8.500            192.23         22
                                       8.250            192.23      115,000.00
    MIAMI            FL   33155          5            05/01/96         00
    1589047083                           05           06/01/96          0
    1589047083                           O            05/01/26
    0


    1516936          074/074             F          390,000.00         ZZ
                                         360        389,513.48          1
    2000 SOUTH BAYSHORE DRIVE #4       8.375          2,964.29         80
                                       8.125          2,964.29      487,575.00
    MIAMI            FL   33133          1            05/13/96         00
    1589048960                           09           07/01/96          0
    1589048960                           O            06/01/26
    0


    1516937          074/074             F          172,500.00         ZZ
                                         360        172,405.77          1
    3201 SW 137 PLACE                  9.000          1,387.98         75
                                       8.750          1,387.98      230,000.00
    MIAMI            FL   33175          1            06/14/96         00
    1589054679                           05           08/01/96          0
    1589054679                           O            07/01/26
    0


    1516938          074/074             F           84,800.00         ZZ
                                         360         84,753.68          1
1


    12411 SW 203 STREET                9.000            682.32         80
                                       8.750            682.32      106,000.00
    MIAMI            FL   33177          5            06/20/96         00
    1589055004                           03           08/01/96          0
    1589055004                           O            07/01/26
    0


    1516939          074/074             F           60,000.00         ZZ
                                         360         59,967.22          1
    145 NORTHEAST 98TH STREET          9.000            482.78         72
                                       8.750            482.78       84,000.00
    MIAMI SHORES     FL   33138          1            06/11/96         00
    1589055321                           05           08/01/96          0
    1589055321                           O            07/01/26
    0


    1516940          074/074             F           41,000.00         ZZ
                                         360         40,978.74          1
    331 NORTHWEST 150TH STREET         9.250            337.30         50
                                       9.000            337.30       82,000.00
    MIAMI            FL   33168          1            06/19/96         00
    1589055580                           05           08/01/96          0
    1589055580                           O            07/01/26
    0


    1516941          074/074             F          140,600.00         ZZ
                                         360        140,523.20          1
    10782 CYPRESS BEND DRIVE           9.000          1,131.30         75
                                       8.750          1,131.30      187,500.00
    BOCA RATON       FL   33498          1            06/20/96         00
    1589057043                           03           08/01/96          0
    1589057043                           O            07/01/26
    0


    1516942          074/074             F          328,000.00         ZZ
                                         360        327,611.29          1
    1149 HOUSTON STREET                8.625          2,551.16         80
                                       8.375          2,551.16      410,000.00
    MELBOURNE        FL   32935          5            05/08/96         00
    1590013500                           05           07/01/96          0
    1590013500                           O            06/01/26
    0


    1516943          074/074             F          213,750.00         ZZ
                                         360        213,509.43          1
    1544 JOHN ANDERSON DRIVE           8.875          1,700.70         75
                                       8.625          1,700.70      285,000.00
    ORMOND BEACH     FL   32176          1            05/10/96         00
    1590013544                           05           07/01/96          0
1


    1590013544                           O            06/01/26
    0


    1516946          074/074             F          239,200.00         ZZ
                                         360        238,909.14          1
    153 POMONA AVENUE                  8.500          1,839.25         80
                                       8.250          1,839.25      299,000.00
    LONG BEACH       CA   90803          1            05/10/96         00
    1595001451                           05           07/01/96          0
    1595001451                           O            06/01/26
    0


    1516948          074/074             F          220,700.00         ZZ
                                         360        220,104.81          1
    23 BEAULIEU LANE                   8.625          1,716.59         95
                                       8.375          1,716.59      232,362.00
    FOOTHILL RANCH   CA   92610          1            04/24/96         10
    1595001724                           03           06/01/96         30
    1595001724                           O            05/01/26
    0


    1516955          074/074             F          281,250.00         ZZ
                                         360        280,916.69          1
    1107 ARIZONA AVENUE                8.625          2,187.54         75
                                       8.375          2,187.54      375,000.00
    SANTA MONICA     CA   90401          1            05/03/96         00
    1596001107                           05           07/01/96          0
    1596001107                           O            06/01/26
    0


    1516959          074/074             F          990,000.00         ZZ
                                         360        988,856.67          1
    22866 BECKLEDGE TERRACE            8.750          7,788.34         69
                                       8.500          7,788.34    1,440,000.00
    MALIBU           CA   90265          5            05/01/96         00
    1596002245                           05           07/01/96          0
    1596002245                           O            06/01/26
    0


    1516962          074/074             F          727,500.00         ZZ
                                         360        727,059.27          1
    200 LA VEREDA ROAD                 8.500          5,593.85         75
                                       8.250          5,593.85      970,000.00
    PASADENA         CA   91105          1            06/06/96         00
    1596002926                           05           08/01/96          0
    1596002926                           O            07/01/26
    0


1


    1516964          074/074             F        1,000,000.00         ZZ
                                         360        999,409.60          1
    13251 STONERIDGE PLACE             8.625          7,777.90         68
                                       8.375          7,777.90    1,475,000.00
    SHERMAN OAKS     CA   91423          1            06/01/96         00
    1596003292                           05           08/01/96          0
    1596003292                           O            07/01/26
    0


    1516969          074/074             F          216,900.00         ZZ
                                         360        216,775.21          1
    119 SAN CARLOS AVENUE              8.750          1,706.35         92
                                       8.500          1,706.35      236,900.00
    MINOOKA          IL   60447          1            06/14/96         04
    1602091055                           05           08/01/96         30
    1602091055                           O            07/01/26
    0


    1516970          074/074             F          267,200.00         ZZ
                                         360        266,849.25          1
    3829 CHARLES DR                    8.125          1,983.95         80
                                       7.875          1,983.95      334,000.00
    NORTHBROOK       IL   60062          1            05/31/96         00
    1612036698                           05           07/01/96          0
    1612036698                           O            06/01/26
    0


    1516972          074/074             F          234,000.00         ZZ
                                         360        233,715.48          1
    14404 HIGHLAND DRIVE               8.500          1,799.26         90
                                       8.250          1,799.26      260,000.00
    SHAKOPEE         MN   55379          1            05/29/96         01
    1660044176                           05           07/01/96         25
    1660044176                           O            06/01/26
    0


    1516973          074/074             F          388,400.00         ZZ
                                         360        387,835.99          1
    3705 MORRISON STREET NW            7.625          2,749.07         80
                                       7.375          2,749.07      485,500.00
    WASHINGTON       DC   20015          1            05/30/96         00
    1701126768                           05           07/01/96          0
    1701126768                           O            06/01/26
    0


    1516974          074/074             F          288,000.00         ZZ
                                         360        287,199.36          1
    3347 KNOLLS PARKWAY                7.875          2,088.20         80
                                       7.625          2,088.20      360,000.00
1


    IJAMSVILLE       MD   21754          2            03/22/96         00
    1731133671                           03           05/01/96          0
    1731133671                           O            04/01/26
    0


    1516975          074/074             F          281,250.00         ZZ
                                         360        280,908.03          1
    3804 EAST WEST HIGHWAY             8.500          2,162.57         75
                                       8.250          2,162.57      375,000.00
    CHEVY CHASE      MD   20815          1            05/30/96         00
    1731138755                           05           07/01/96          0
    1731138755                           O            06/01/26
    0


    1516976          074/074             F           56,000.00         ZZ
                                         360         55,886.51          1
    315 JOPLIN STREET                  8.000            410.91         80
                                       7.750            410.91       70,000.00
    BALTIMORE        MD   21224          5            04/19/96         00
    1741152719                           07           06/01/96          0
    1741152719                           O            05/01/26
    0


    1516977          074/074             F          300,000.00         ZZ
                                         360        299,818.26          1
    10233 BRITTENFORD DRIVE            8.500          2,306.74         52
                                       8.250          2,306.74      584,870.00
    VIENNA           VA   22182          1            06/21/96         00
    1761089874                           05           08/01/96          0
    1761089874                           O            07/01/26
    0


    1516979          074/074             F          161,250.00         ZZ
                                         360        161,077.73          1
    35 NORTH FORTY ROAD                9.125          1,311.98         75
                                       8.875          1,311.98      215,000.00
    NORTH EASTHAM    MA   02651          2            05/24/96         00
    1814053830                           05           07/01/96          0
    1814053830                           O            06/01/26
    0


    1516980          074/074             F          224,100.00         ZZ
                                         360        223,854.26          1
    30 GREENWOOD AVE                   9.000          1,803.16         90
                                       8.750          1,803.16      249,000.00
    EAST PROVIDENCE  RI   02916          1            05/22/96         04
    1814053931                           05           07/01/96         25
    1814053931                           O            06/01/26
    0
1




    1516981          074/074             F        1,000,000.00         ZZ
                                         360        998,752.56          1
    289    TACONIC ROAD                8.375          7,600.72         42
                                       8.125          7,600.72    2,400,000.00
    GREENWICH        CT   06831          2            05/06/96         00
    1817094844                           05           07/01/96          0
    1817094844                           O            06/01/26
    0


    1516983          074/074             F          207,000.00         ZZ
                                         360        206,880.91          1
    7704 WEATHERLY PLACE               8.750          1,628.47         66
                                       8.500          1,628.47      317,125.00
    LAPLATA          MD   20646          1            06/10/96         00
    1831073367                           03           08/01/96          0
    1831073367                           O            07/01/26
    0


    1517030          A13/728             F          265,500.00         ZZ
                                         360        264,574.34          1
    9112 LYON PARK CT                  7.875          1,925.06         90
                                       7.625          1,925.06      295,000.00
    BURKE            VA   22015          2            02/16/96         01
    0380500059                           03           04/01/96         25
    960009290                            O            03/01/26
    0


    1517034          A13/728             F          350,000.00         ZZ
                                         360        348,779.76          1
    890 CAMINO FLORES                  7.875          2,537.74         90
                                       7.625          2,537.74      390,000.00
    THOUSAND OAKS    CA   91360          1            02/08/96         12
    0380500398                           05           04/01/96         25
    960007858                            O            03/01/26
    0


    1517061          074/074             F          296,000.00         ZZ
                                         360        295,293.38          1
    2031 157TH AVENUE SOUTHEAST        8.625          2,302.26         90
                                       8.375          2,302.26      329,000.00
    SNOHOMISH        WA   98290          1            03/25/96         10
    1506109387                           03           05/01/96         25
    1506109387                           O            04/01/26
    0


    1517081          074/074             F          344,250.00         ZZ
                                         360        341,687.31          1
1


    704 CANYON CREEK DR                8.125          2,556.05         90
                                       7.875          2,556.05      382,500.00
    GRAND JUNCTION   CO   81503          1            09/01/95         10
    1579011807                           03           10/01/95         25
    1579011807                           O            09/01/25
    0


    1517085          964/G01             F          252,000.00         ZZ
                                         360        252,000.00          1
    227 DEVON STREET                   8.750          1,982.49         80
                                       8.500          1,982.49      315,000.00
    SAN RAFAEL       CA   94903          1            07/17/96         00
    0430004812                           05           09/01/96          0
    19043                                O            08/01/26
    0


    1517097          375/G01             F           35,000.00         ZZ
                                         360         34,963.56          1
    RT 8 BOX 120A                      9.250            287.94         42
                                       9.000            287.94       85,000.00
    HARRISON         AR   72601          1            05/22/96         00
    0430009167                           05           07/01/96          0
    414883                               O            06/01/26
    0


    1517131          074/074             F          500,000.00         ZZ
                                         360        499,290.50          1
    6003 LOWER MOUNTAIN ROAD           7.740          3,578.61         57
                                       7.490          3,578.61      890,000.00
    SOLEBURY         PA   18938          4            05/29/96         00
    479594                               05           07/01/96          0
    479594                               O            06/01/26
    0


    1517133          074/074             F          342,500.00         ZZ
                                         360        342,281.60          1
    104 INTERLACHEN ROAD               8.250          2,573.09         80
                                       8.000          2,573.09      428,139.00
    BLUE BELL        PA   19422          1            06/14/96         00
    479620                               03           08/01/96          0
    479620                               O            07/01/26
    0


    1517134          074/074             F          308,000.00         ZZ
                                         360        307,595.67          1
    6909 HAZELTINE DRIVE               8.125          2,286.90         80
                                       7.875          2,286.90      385,000.00
    FORT WORTH       TX   76132          1            05/16/96         00
    556389                               09           07/01/96          0
1


    556389                               O            06/01/26
    0


    1517138          074/074             F          336,855.33         ZZ
                                         360        335,476.36          1
    17216 NORTHWAY CIRCLE              8.000          2,471.73         78
                                       7.750          2,471.73      435,000.00
    BOCA RATON       FL   33496          2            01/31/96         00
    11400153                             03           03/01/96          0
    11400153                             O            02/01/26
    0


    1517143          074/074             F          649,000.00         ZZ
                                         360        648,645.49          1
    6858 LAS COLINAS                   9.000          5,222.01         69
                                       8.750          5,222.01      950,000.00
    RANCHO SANTA FE  CA   92067          2            06/21/96         00
    12685054                             05           08/01/96          0
    12685054                             O            07/01/26
    0


    1517144          074/074             F          300,000.00         ZZ
                                         360        299,798.70          1
    12 GREENVIEW WAY                   8.000          2,201.30         76
                                       7.750          2,201.30      397,750.00
    UPPER MONTCLAIR  NJ   07043          1            06/18/96         00
    12691836                             05           08/01/96          0
    12691836                             O            07/01/26
    0


    1517150          074/074             F          120,000.00         ZZ
                                         360        119,854.09          1
    2435 SE 68TH STREET                8.500            922.70         75
                                       8.250            922.70      160,000.00
    DES MOINES       IA   50317          1            05/17/96         00
    13182129                             05           07/01/96          0
    13182129                             O            06/01/26
    0


    1517151          074/074             F          273,800.00         ZZ
                                         360        273,611.57          1
    11024 PENCEWOOD COURT              7.875          1,985.24         80
                                       7.625          1,985.24      344,000.00
    AUSTIN           TX   78750          2            06/03/96         00
    13214241                             05           08/01/96          0
    13214241                             O            07/01/26
    0


1


    1517152          074/074             F          105,000.00         ZZ
                                         360        104,822.09          1
    8610 REMMET AVENUE                 8.875            835.43         70
                                       8.625            835.43      150,000.00
    LOS ANGELES      CA   91304          2            04/04/96         00
    13214373                             05           06/01/96          0
    13214373                             O            05/01/26
    0


    1517154          074/074             F          464,000.00         ZZ
                                         360        463,406.21          1
    5841 S FOREST SIDE LANE            8.250          3,485.88         80
                                       8.000          3,485.88      580,000.00
    MURRAY           UT   84107          1            05/15/96         00
    14087880                             03           07/01/96          0
    14087880                             O            06/01/26
    0


    1517155          074/074             F          178,452.67         ZZ
                                         360        178,329.86          1
    315 NORTH SHORE DR                 7.875          1,293.91         54
                                       7.625          1,293.91      335,000.00
    MIAMI            FL   33141          2            05/29/96         00
    14091011                             05           08/01/96          0
    14091011                             O            07/01/26
    0


    1517156          074/074             F          500,000.00         ZZ
                                         360        499,332.47          1
    2121 INVERNESS LANE                8.042          3,683.48         79
                                       7.792          3,683.48      640,742.00
    BERWYN           PA   19312          1            05/31/96         00
    14091089                             03           07/01/96          0
    14091089                             O            06/01/26
    0


    1517157          074/074             F          383,200.00         ZZ
                                         360        382,936.28          1
    13 ROCKY GLEN COURT                7.875          2,778.47         80
                                       7.625          2,778.47      480,000.00
    BROOKEVILLE      MD   20833          1            06/14/96         00
    14091143                             05           08/01/96          0
    14091143                             O            07/01/26
    0


    1517158          074/074             F          392,000.00         ZZ
                                         360        391,099.64          1
    15 BIGELOW ROAD                    7.375          2,707.45         80
                                       7.125          2,707.45      490,000.00
1


    WAYLAND          MA   01778          1            04/16/96         00
    14093499                             05           06/01/96          0
    14093499                             O            05/01/26
    0


    1517159          074/074             F          465,000.00         ZZ
                                         240        464,222.74          1
    150 ATLANTIC AVENUE                8.125          3,925.70         60
                                       7.875          3,925.70      783,000.00
    SWAMPSCOTT       MA   01907          1            06/27/96         00
    14105438                             05           08/01/96          0
    14105438                             O            07/01/16
    0


    1517160          074/074             F          129,000.00         ZZ
                                         360        128,921.85          1
    7682 FRYING PAN ROAD               8.500            991.90         40
                                       8.250            991.90      330,000.00
    BASALT           CO   81621          5            06/06/96         00
    14106230                             05           08/01/96          0
    14106230                             O            07/01/26
    0


    1517162          074/074             F          480,000.00         ZZ
                                         360        479,716.60          1
    2607 DOMINION HILL                 8.625          3,733.40         64
                                       8.375          3,733.40      757,000.00
    AUSTIN           TX   78733          1            06/21/96         00
    14106388                             03           08/01/96          0
    14106388                             O            07/01/26
    0


    1517165          074/074             F          255,000.00         ZZ
                                         360        253,866.99          1
    433 WEST MORRIS ROAD               8.375          1,938.19         56
                                       8.125          1,938.19      456,000.00
    MORRIS           CT   06763          5            12/22/95         00
    34025278                             05           02/01/96          0
    34025278                             O            01/01/26
    0


    1517166          074/074             F          404,000.00         ZZ
                                         360        402,261.29          1
    11604 HORIZON COURT                7.750          2,894.31         80
                                       7.500          2,894.31      505,000.00
    FISHERS          IN   46038          2            01/17/96         00
    34052712                             05           03/01/96          0
    34052712                             O            02/01/26
    0
1




    1517170          074/074             F          290,000.00         ZZ
                                         360        289,213.84          1
    39 THOMAS NEWTON DRIVE             8.000          2,127.92         80
                                       7.750          2,127.92      365,000.00
    WESTBOROUGH      MA   01581          2            03/29/96         00
    34188762                             09           05/01/96          0
    34188762                             O            04/01/26
    0


    1517172          074/074             F          262,575.00         ZZ
                                         360        262,415.93          1
    3917 BLUFFWIND DRIVE               8.500          2,018.98         95
                                       8.250          2,018.98      276,395.00
    RALEIGH          NC   27603          1            06/26/96         12
    34299327                             05           08/01/96         30
    34299327                             O            07/01/26
    0


    1517175          074/074             F          220,000.00         ZZ
                                         360        219,725.56          1
    705 BAILEY AVENUE                  8.375          1,672.16         80
                                       8.125          1,672.16      275,000.00
    PETALUMA         CA   94952          1            05/29/96         00
    34328785                             05           07/01/96          0
    34328785                             O            06/01/26
    0


    1517177          074/074             F           60,000.00         ZZ
                                         360         59,965.48          1
    9003 ADMIRAL DRIVE                 8.750            472.02         80
                                       8.500            472.02       75,000.00
    LOUISVILLE       KY   40229          5            06/10/96         00
    34336095                             05           08/01/96          0
    34336095                             O            07/01/26
    0


    1517184          069/728             F          305,100.00         ZZ
                                         360        305,100.00          1
    3213 NORTH VALLEY DRIVE            8.500          2,345.96         90
                                       8.250          2,345.96      339,000.00
    MANHATTAN BEACH  CA   90266          1            07/22/96         04
    0380500356                           05           09/01/96         25
    2362122799                           O            08/01/26
    0


    1517197          685/G01             F          134,300.00         ZZ
                                         360        134,300.00          1
1


    5893 SOUTH 150 WEST                8.750          1,056.54         71
                                       8.500          1,056.54      190,000.00
    MURRAY           UT   84107          2            07/25/96         00
    0430006601                           05           09/01/96          0
    105109                               O            08/01/26
    0


    1517202          696/728             F          259,950.00         ZZ
                                         360        259,950.00          1
    11014 BLENHEIM DRIVE               8.875          2,068.28         80
                                       8.625          2,068.28      324,950.00
    OAKTON           VA   22124          1            07/26/96         00
    0380500026                           05           09/01/96          0
    2368012                              O            08/01/26
    0


    1517208          731/G01             F          350,000.00         ZZ
                                         360        350,000.00          1
    19130 MENARD PLACE                 8.875          2,784.76         75
                                       8.625          2,784.76      470,000.00
    LOS ANGELES(TAR  CA   91356          1            07/24/96         00
    0430007575                           05           09/01/96          0
    411912065                            O            08/01/26
    0


    1517222          640/728             F          287,000.00         ZZ
                                         360        287,000.00          1
    509 SOLOMON DRIVE                  8.875          2,283.50         80
                                       8.625          2,283.50      359,965.00
    FRANKLIN         TN   37064          1            07/23/96         00
    0380501040                           03           09/01/96          0
    5693338                              O            08/01/26
    0


    1517228          147/728             F          316,000.00         ZZ
                                         360        315,818.19          1
    650 ELIZABETH ROAD                 8.750          2,485.98         80
                                       8.500          2,485.98      395,000.00
    TERRELL HILLS    TX   78209          1            06/19/96         00
    0380501016                           05           08/01/96          0
    483825                               O            07/01/26
    0


    1517229          147/728             F          232,000.00         ZZ
                                         360        231,710.59          1
    7888 SOUTH FOREST STREET           8.375          1,763.37         80
                                       8.125          1,763.37      290,000.00
    LITTLETON        CO   80122          1            05/24/96         00
    0380500042                           05           07/01/96          0
1


    508103                               O            06/01/26
    0


    1517232          147/728             F          132,000.00         ZZ
                                         360        131,925.99          1
    4227 MAGNOLIA LANE                 8.875          1,050.26         80
                                       8.625          1,050.26      165,000.00
    SUGAR LAND       TX   77478          1            06/28/96         00
    0380500943                           03           08/01/96          0
    483733                               O            07/01/26
    0


    1517375          696/728             F          231,200.00         ZZ
                                         360        231,200.00          1
    6807 GEORGIA STREET                8.125          1,716.65         80
                                       7.875          1,716.65      289,000.00
    CHEVY CHASE      MD   20815          1            07/26/96         00
    0380501073                           05           09/01/96          0
    3264443                              O            08/01/26
    0


    1517400          562/G01             F          229,500.00         ZZ
                                         360        229,500.00          1
    177 MANVILLE ROAD                  9.125          1,867.29         75
                                       8.875          1,867.29      306,000.00
    PLEASANTVILLE    NY   10570          1            07/31/96         00
    0430007732                           05           09/01/96          0
    516534                               O            08/01/26
    0


    1517437          147/728             F          236,000.00         ZZ
                                         360        235,713.04          1
    5301 LA GORCE DRIVE                8.500          1,814.64         80
                                       8.250          1,814.64      295,000.00
    MIAMI BEACH      FL   33140          1            05/30/96         00
    0380500265                           05           07/01/96          0
    507249                               O            06/01/26
    0


    1517442          624/728             F          272,000.00         ZZ
                                         360        272,000.00          1
    1348 MARIPOSA AVENUE               8.625          2,115.59         85
                                       8.375          2,115.59      320,000.00
    SAN JOSE         CA   95126          1            07/15/96         04
    0380500430                           05           09/01/96         25
    63006161103                          O            08/01/26
    0


1


    1517445          765/G01             F          252,000.00         ZZ
                                         360        252,000.00          1
    23028 OXNARD STREET                8.625          1,960.04         80
                                       8.375          1,960.04      315,000.00
    WOODLAND HILLS(  CA   91367          1            07/23/96         00
    0430008524                           05           09/01/96          0
    315129                               O            08/01/26
    0


    1517458          F02/728             F          309,500.00         ZZ
                                         360        308,779.85          1
    1 RIVERSIDE FARM DRIVE             8.750          2,434.85         75
                                       8.500          2,434.85      413,000.00
    EUREKA           MO   63025          5            03/15/96         00
    0380500380                           05           05/01/96          0
    209859000                            O            04/01/26
    0


    1517459          F02/728             F          288,000.00         ZZ
                                         360        285,710.12          1
    97 UNDERHILL ROAD                  7.625          2,038.45         90
                                       7.375          2,038.45      320,000.00
    OSSINING         NY   10562          2            02/09/96         14
    0380500364                           05           04/01/96         25
    209713900                            O            03/01/26
    0


    1517468          685/728             F          252,000.00         ZZ
                                         360        252,000.00          1
    19432 MERION CIRCLE                8.750          1,982.49         80
                                       8.500          1,982.49      315,000.00
    HUNTINGTON BEAC  CA   92648          1            07/29/96         00
    0380500661                           09           09/01/96          0
    105199                               O            08/01/26
    0


    1517473          E87/728             F          248,000.00         ZZ
                                         360        248,000.00          1
    720 MATEO COURT                    8.625          1,928.92         80
                                       8.375          1,928.92      310,000.00
    SANTA BARBARA    CA   93111          2            07/18/96         00
    0380500620                           05           09/01/96          0
    70000123                             O            08/01/26
    0


    1517476          731/G01             F          266,250.00         ZZ
                                         360        266,250.00          1
    21111 GRENOLA DRIVE                8.500          2,047.23         75
                                       8.250          2,047.23      356,000.00
1


    CUPERTINO        CA   95014          2            07/23/96         00
    0430008516                           05           09/01/96          0
    112152357                            O            08/01/26
    0


    1517477          B74/728             F          229,500.00         ZZ
                                         360        229,500.00          1
    18515 WILD HORSE CREEK ROAD        8.750          1,805.48         90
                                       8.500          1,805.48      255,000.00
    WILDWOOD         MO   63005          1            07/25/96         12
    0380500968                           05           09/01/96         25
    962820                               O            08/01/26
    0


    1517482          637/G01             F          256,000.00         ZZ
                                         360        256,000.00          1
    22 SYLVIA STREET                   8.750          2,013.96         75
                                       8.500          2,013.96      345,000.00
    GLEN HEAD        NY   11545          2            07/18/96         00
    0430009175                           05           09/01/96          0
    9105503                              O            08/01/26
    0


    1517486          637/G01             F          375,000.00         ZZ
                                         360        375,000.00          1
    106 WHEATLY ROAD                   9.125          3,051.13         49
                                       8.875          3,051.13      775,000.00
    OLD WESTBURY     NY   10568          1            07/19/96         00
    0430009142                           05           09/01/96          0
    9227059                              O            08/01/26
    0


    1517611          776/728             F          247,450.00         ZZ
                                         360        247,450.00          1
    7322 URSHAN WAY                    8.875          1,968.83         90
                                       8.625          1,968.83      274,950.00
    SAN JOSE         CA   95138          1            07/11/96         11
    0380500596                           05           09/01/96         25
    6233768                              O            08/01/26
    0


    1517620          074/074             F          346,500.00         ZZ
                                         360        346,089.37          2
    79 STRICKLAND ROAD                 8.625          2,695.05         90
                                       8.375          2,695.05      385,000.00
    COS COB          CT   06807          1            05/10/96         11
    1580028760                           05           07/01/96         25
    1580028760                           O            06/01/26
    0
1




    1517627          074/074             F          202,100.00         ZZ
                                         360        201,340.60          1
    3220 BLENHEIM COURT                7.500          1,413.12         66
                                       7.250          1,413.12      310,000.00
    PLANO            TX   75025          2            02/23/96         00
    34199951                             05           04/01/96          0
    34199951                             O            03/01/26
    0


    1517640          074/074             F          512,000.00         ZZ
                                         360        510,921.89          1
    429 SPILLWAY ROAD                  8.625          3,982.29         80
    TOWN OF HURLEY                     8.375          3,982.29      640,000.00
    WEST HURLEY      NY   12491          4            02/12/96         00
    11422220                             05           08/01/96          0
    11422220                             O            07/01/26
    0


    1517653          F02/728             F          236,000.00         ZZ
                                         360        235,568.03          1
    9496 SHERWOOD                      8.500          1,814.64         75
                                       8.250          1,814.64      314,694.00
    SALINE           MI   48176          5            04/02/96         00
    0380500414                           05           06/01/96          0
    209847171                            O            05/01/26
    0


    1517770          696/728             F          248,000.00         ZZ
                                         360        248,000.00          1
    1120 RANDOLPH ROAD                 8.375          1,884.98         80
                                       8.125          1,884.98      310,000.00
    MCLEAN           VA   22101          1            07/31/96         00
    0380500489                           05           09/01/96          0
    2327995                              O            08/01/26
    0


    1517849          070/070             F          228,000.00         ZZ
                                         360        228,000.00          1
    827 CAPE TRINITY PLACE             9.000          1,834.54         80
                                       8.750          1,834.54      285,000.00
    SAN JOSE         CA   95133          1            07/09/96         00
    1979607                              05           09/01/96          0
    1979607                              O            08/01/26
    0


    1517851          070/070             F          255,300.00         ZZ
                                         360        255,300.00          1
1


    24320 VIA ARRIBA LINDA             8.875          2,031.28         75
                                       8.625          2,031.28      340,426.00
    YORBA LINDA      CA   92686          1            07/09/96         00
    4164513                              05           09/01/96          0
    4164513                              O            08/01/26
    0


    1517855          070/070             F          248,800.00         ZZ
                                         360        248,800.00          1
    6341 STONE BRIDGE ROAD             8.750          1,957.31         80
                                       8.500          1,957.31      311,000.00
    SANTA ROSA       CA   95409          1            07/10/96         00
    1294110                              03           09/01/96          0
    1294110                              O            08/01/26
    0


    1518181          964/G01             F          193,600.00         ZZ
                                         360        193,600.00          1
    5219 LILLIAN STREET                8.875          1,540.37         80
                                       8.625          1,540.37      242,000.00
    TORRANCE         CA   90503          1            07/17/96         00
    0430009126                           05           09/01/96          0
    19302                                O            08/01/26
    0

   TOTAL NUMBER OF LOANS   :        811

   TOTAL ORIGINAL BALANCE  :   214,420,786.00

   TOTAL PRINCIPAL BALANCE :   214,178,435.49

   TOTAL ORIGINAL P+I      :     1,654,055.48

   TOTAL CURRENT P+I       :     1,654,055.48


                             ***************************
                             *      END OF REPORT      *
                             ***************************

  RUN ON     : 08/26/96           RFC DISCLOSURE SYSTEM       RFFSDFIX-01
  AT         : 12.46.01           FIXED PASSTHRU REPORT       AMORTIZED BALANCE
  SERIES     : RFMSI I 1996-S18                               CUTOFF : 08/01/96
  POOL       : 0004218
             :
             :
  POOL STATUS: F

    RFC LOAN NUMBER                      SUB SERV FEE
    PRINCIPAL BALANCE                    MSTR SERV FEE
    CURR NOTE RATE                       ALL EXP
    RFC NET RATE                         MISC EXP
    NET MTG RATE(INVSTR RATE)            SPREAD
    POST SPREAD RATE                     STRIP
  ------------------------------------------------------------------------------

      1443889                              .2500
      203,651.56                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .0000
            7.9700                         .0000

      1447298                              .2500
       76,427.99                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .3450
            8.0000                         .0000

      1461788                              .2500
       75,592.72                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .0000
            7.8450                         .0000

      1470520                              .2500
      325,750.38                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .0000
            7.3450                         .0000

      1478651                              .2500
      755,517.92                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .0000
            7.9200                         .0000

      1483171                              .2500
      797,775.99                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .0000
            7.5450                         .0000
1



      1483706                              .2500
      184,525.30                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .0000
            7.7200                         .0000

      1485616                              .2500
      104,881.83                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .5950
            8.0000                         .0000

      1488162                              .2500
       60,654.84                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .3450
            8.0000                         .0000

      1489562                              .2500
      566,000.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .7200
            8.0000                         .0000

      1489813                              .2500
      649,079.51                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .0000
            7.4700                         .0000

      1491036                              .2500
      290,017.65                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .2200
            8.0000                         .0000

      1491152                              .2500
      311,250.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .4700
            8.0000                         .0000

      1494001                              .2500
      225,000.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .7200
            8.0000                         .0000
1



      1494349                              .2500
      124,270.86                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .2200
            8.0000                         .0000

      1496714                              .2500
      254,508.83                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .0000
            7.9700                         .0000

      1497300                              .2500
       99,881.50                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .3450
            8.0000                         .0000

      1498018                              .2500
      318,048.97                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .0000
            7.4700                         .0000

      1498388                              .2500
      124,844.07                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .0950
            8.0000                         .0000

      1498492                              .2500
      529,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .0950
            8.0000                         .0000

      1498655                              .2500
      203,654.34                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .5950
            8.0000                         .0000

      1498783                              .2500
      255,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .2200
            8.0000                         .0000
1



      1498863                              .2500
      260,534.39                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .3450
            8.0000                         .0000

      1499570                              .2500
       44,724.09                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .5950
            8.0000                         .0000

      1499710                              .2500
      243,663.06                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .0000
            7.5950                         .0000

      1499910                              .2500
      210,156.94                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .4700
            8.0000                         .0000

      1500183                              .2500
      194,758.25                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .0950
            8.0000                         .0000

      1500764                              .2500
      181,481.20                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .0000
            7.8450                         .0000

      1500916                              .2500
       80,000.00                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                          .9700
            8.0000                         .0000

      1500940                              .2500
      249,836.46                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .0000
            7.8450                         .0000
1



      1501008                              .2500
      265,000.23                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .5950
            8.0000                         .0000

      1501153                              .2500
      204,375.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .5950
            8.0000                         .0000

      1501229                              .2500
      377,606.55                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                          .9700
            8.0000                         .0000

      1501651                              .2500
      496,426.01                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .4700
            8.0000                         .0000

      1501685                              .2500
      439,108.40                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .0000
            7.7200                         .0000

      1501976                              .2500
      271,035.70                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .2200
            8.0000                         .0000

      1501992                              .2500
      524,377.85                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .3450
            8.0000                         .0000

      1502022                              .2500
      244,859.04                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .4700
            8.0000                         .0000
1



      1502034                              .2500
      236,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .0000
            7.9700                         .0000

      1502444                              .2500
      322,763.71                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                          .9700
            8.0000                         .0000

      1502995                              .2500
      339,794.02                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .2200
            8.0000                         .0000

      1503053                              .2500
      283,844.87                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .7200
            8.0000                         .0000

      1503082                              .2500
      239,243.61                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .0950
            8.0000                         .0000

      1503453                              .2500
      176,608.39                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                          .9700
            8.0000                         .0000

      1503581                              .2500
       94,893.07                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .5950
            8.0000                         .0000

      1504000                              .2500
      369,000.00                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                          .8450
            8.0000                         .0000
1



      1504384                              .2500
      247,849.76                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .2200
            8.0000                         .0000

      1504464                              .2500
      400,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .2200
            8.0000                         .0000

      1504487                              .2500
      468,000.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .4700
            8.0000                         .0000

      1504630                              .2500
      844,513.84                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .4200
            8.0000                         .0000

      1505125                              .2500
      395,221.79                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .0950
            8.0000                         .0000

      1505332                              .2500
      419,770.58                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .7200
            8.0000                         .0000

      1505397                              .2500
      194,197.66                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                          .9700
            8.0000                         .0000

      1505409                              .2500
      263,431.91                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .0000
            7.9700                         .0000
1



      1505411                              .2500
      460,661.06                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                          .9700
            8.0000                         .0000

      1505580                              .2500
      350,798.06                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .4700
            8.0000                         .0000

      1505587                              .2500
      227,578.82                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                          .8450
            8.0000                         .0000

      1505631                              .2500
      341,600.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .7200
            8.0000                         .0000

      1505759                              .2500
      464,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .0950
            8.0000                         .0000

      1505823                              .2500
      168,550.01                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .3450
            8.0000                         .0000

      1505839                              .2500
      209,738.04                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .0950
            8.0000                         .0000

      1505944                              .2500
      237,100.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .4700
            8.0000                         .0000
1



      1506021                              .2500
      559,694.11                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .7200
            8.0000                         .0000

      1506327                              .2500
      284,000.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .5950
            8.0000                         .0000

      1506675                              .2500
      290,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .2200
            8.0000                         .0000

      1506771                              .2500
      291,788.66                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .0000
            7.3450                         .0000

      1506830                              .2500
      333,670.21                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .0000
            7.5950                         .0000

      1506933                              .2500
      204,732.14                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .4700
            8.0000                         .0000

      1506982                              .2500
       97,036.36                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .4700
            8.0000                         .0000

      1507007                              .7500
      219,198.34                           .0800
            9.8750                         .0000
            9.1250                         .0000
            9.0450                         1.0450
            8.0000                         .0000
1



      1507135                              .2500
      202,680.27                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .3450
            8.0000                         .0000

      1507224                              .2500
      205,600.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .4700
            8.0000                         .0000

      1507234                              .2500
      250,000.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .7200
            8.0000                         .0000

      1507238                              .2500
      232,619.51                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .5950
            8.0000                         .0000

      1507243                              .2500
      192,999.89                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                          .9700
            8.0000                         .0000

      1507253                              .2500
      383,200.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .3450
            8.0000                         .0000

      1507272                              .2500
      235,849.51                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .0000
            7.9700                         .0000

      1507280                              .2500
       99,946.78                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                          .8450
            8.0000                         .0000
1



      1508222                              .2500
      264,000.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .5950
            8.0000                         .0000

      1508364                              .2500
      171,313.10                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .0000
            7.5950                         .0000

      1508461                              .2500
      549,000.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .5950
            8.0000                         .0000

      1508519                              .2500
       49,945.18                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .7200
            8.0000                         .0000

      1508609                              .2500
      235,200.00                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .0000
            7.3450                         .0000

      1508658                              .2500
      309,000.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .0000
            7.8450                         .0000

      1508800                              .2500
      247,450.00                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                          .8450
            8.0000                         .0000

      1508817                              .2500
      328,800.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .3450
            8.0000                         .0000
1



      1508946                              .2500
      219,725.56                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .0450
            8.0000                         .0000

      1509092                              .2500
      647,636.72                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .5950
            8.0000                         .0000

      1509187                              .2500
      415,000.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .4700
            8.0000                         .0000

      1509207                              .2500
      224,324.17                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .5950
            8.0000                         .0000

      1509324                              .2500
      314,000.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .3450
            8.0000                         .0000

      1509341                              .2500
      302,450.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .4700
            8.0000                         .0000

      1509343                              .2500
      600,000.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .0000
            7.8450                         .0000

      1509524                              .2500
      244,000.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .4700
            8.0000                         .0000
1



      1509536                              .2500
      384,919.61                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .0000
            7.8450                         .0000

      1509586                              .2500
      261,091.73                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .2200
            8.0000                         .0000

      1509678                              .2500
      211,500.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .5950
            8.0000                         .0000

      1509696                              .2500
      500,000.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .5950
            8.0000                         .0000

      1509736                              .2500
      603,614.85                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .0000
            7.9700                         .0000

      1509831                              .2500
      327,883.08                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .0000
            7.8450                         .0000

      1509839                              .2500
      174,873.34                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .0000
            7.3450                         .0000

      1509868                              .2500
      212,511.35                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                          .9700
            8.0000                         .0000
1



      1509914                              .2500
      227,221.34                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .2200
            8.0000                         .0000

      1509929                              .2500
      279,404.46                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                          .9700
            8.0000                         .0000

      1511395                              .2500
      239,265.78                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .5950
            8.0000                         .0000

      1511456                              .2500
      621,642.14                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .4700
            8.0000                         .0000

      1511494                              .2500
      271,835.23                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .2200
            8.0000                         .0000

      1511520                              .2500
      326,971.30                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .7200
            8.0000                         .0000

      1511524                              .2500
      371,750.40                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .0000
            7.7200                         .0000

      1511549                              .2500
      217,537.16                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                          .9700
            8.0000                         .0000
1



      1511602                              .2500
      299,596.08                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .0000
            7.7200                         .0000

      1511641                              .2500
      284,635.29                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .0000
            7.9700                         .0000

      1511642                              .2500
       99,945.37                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .7200
            8.0000                         .0000

      1511653                              .2500
      263,038.90                           .0300
            8.4500                         .0000
            8.2000                         .0000
            8.1700                          .1700
            8.0000                         .0000

      1511654                              .2500
       66,464.61                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                          .8450
            8.0000                         .0000

      1511656                              .2500
       33,731.07                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .5950
            8.0000                         .0000

      1511657                              .2500
       66,959.83                           .0300
            8.5500                         .0000
            8.3000                         .0000
            8.2700                          .2700
            8.0000                         .0000

      1511659                              .2500
      161,908.80                           .0300
            8.8550                         .0000
            8.6050                         .0000
            8.5750                          .5750
            8.0000                         .0000
1



      1511660                              .2500
      299,827.39                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .4700
            8.0000                         .0000

      1511670                              .2500
      150,417.79                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .7200
            8.0000                         .0000

      1511674                              .2500
      364,778.88                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .2200
            8.0000                         .0000

      1511676                              .2500
       93,947.30                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .5950
            8.0000                         .0000

      1511682                              .2500
      136,923.19                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .5950
            8.0000                         .0000

      1511685                              .2500
      237,356.12                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .2200
            8.0000                         .0000

      1511686                              .2500
       59,965.47                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .4700
            8.0000                         .0000

      1511688                              .2500
       71,957.71                           .0300
            8.6500                         .0000
            8.4000                         .0000
            8.3700                          .3700
            8.0000                         .0000
1



      1511689                              .2500
      449,766.71                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                          .9700
            8.0000                         .0000

      1511690                              .2500
       64,762.71                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .4700
            8.0000                         .0000

      1511691                              .2500
      239,865.45                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .5950
            8.0000                         .0000

      1511758                              .2500
      189,890.68                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .4700
            8.0000                         .0000

      1511882                              .2500
      269,298.94                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .5950
            8.0000                         .0000

      1511912                              .2500
      349,793.36                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .3450
            8.0000                         .0000

      1511937                              .2500
      203,885.63                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .5950
            8.0000                         .0000

      1511959                              .2500
      169,312.17                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                          .9700
            8.0000                         .0000
1



      1512035                              .2500
      162,000.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .5950
            8.0000                         .0000

      1512067                              .2500
      344,000.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .0000
            7.8450                         .0000

      1512072                              .2500
      212,800.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .7200
            8.0000                         .0000

      1512124                              .2500
      235,000.00                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                          .8450
            8.0000                         .0000

      1512190                              .2500
      626,657.52                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .7200
            8.0000                         .0000

      1512213                              .2500
      251,109.14                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .5950
            8.0000                         .0000

      1512220                              .2500
      224,852.82                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .0000
            7.8450                         .0000

      1512285                              .2500
      252,000.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .4700
            8.0000                         .0000
1



      1512316                              .2500
      496,000.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .4700
            8.0000                         .0000

      1512351                              .2500
      240,000.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .5950
            8.0000                         .0000

      1512361                              .2500
      275,982.87                           .0300
            7.3750                         .0000
            7.1250                         .0000
            7.0950                          .0000
            7.0950                         .0000

      1512363                              .2500
      277,911.66                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .2200
            8.0000                         .0000

      1512401                              .2500
      260,000.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .3450
            8.0000                         .0000

      1512423                              .2500
      271,851.43                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .7200
            8.0000                         .0000

      1512490                              .2500
      158,600.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .3450
            8.0000                         .0000

      1512492                              .2500
      367,292.43                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .0000
            7.9700                         .0000
1



      1512500                              .2500
      176,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .2200
            8.0000                         .0000

      1512566                              .2500
      229,880.76                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                          .9700
            8.0000                         .0000

      1512582                              .2500
      256,000.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .5950
            8.0000                         .0000

      1512593                              .2500
      301,000.00                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                          .8450
            8.0000                         .0000

      1512606                              .2500
      251,873.46                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .0000
            7.3450                         .0000

      1512608                              .2500
      332,434.79                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .0950
            8.0000                         .0000

      1512610                              .2500
      133,500.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .5950
            8.0000                         .0000

      1512611                              .2500
      318,821.16                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .5950
            8.0000                         .0000
1



      1512613                              .2500
      270,851.97                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .7200
            8.0000                         .0000

      1512643                              .2500
      330,000.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .5950
            8.0000                         .0000

      1512750                              .2500
      273,596.53                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .5950
            8.0000                         .0000

      1512805                              .2500
      196,667.95                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .0000
            7.7200                         .0000

      1512875                              .2500
      700,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .2200
            8.0000                         .0000

      1512898                              .2500
      220,258.20                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .7200
            8.0000                         .0000

      1512925                              .2500
      230,680.35                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                          .9700
            8.0000                         .0000

      1512927                              .2500
      280,000.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .5950
            8.0000                         .0000
1



      1512933                              .2500
      279,474.22                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .0950
            8.0000                         .0000

      1512942                              .2500
       89,547.10                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .3450
            8.0000                         .0000

      1512949                              .2500
      678,690.21                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .0000
            7.9700                         .0000

      1512953                              .2500
      244,150.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .2200
            8.0000                         .0000

      1512964                              .2500
      138,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .2200
            8.0000                         .0000

      1512977                              .2500
      287,675.89                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .5950
            8.0000                         .0000

      1512980                              .2500
      199,780.68                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .7200
            8.0000                         .0000

      1512982                              .2500
      246,729.15                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .7200
            8.0000                         .0000
1



      1512990                              .2500
      227,608.44                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .0950
            8.0000                         .0000

      1512999                              .2500
      295,738.54                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .2200
            8.0000                         .0000

      1513033                              .2500
      269,852.51                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .7200
            8.0000                         .0000

      1513034                              .2500
       99,642.52                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .0000
            7.9700                         .0000

      1513080                              .2500
      126,000.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .4700
            8.0000                         .0000

      1513099                              .2500
      337,310.78                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .5950
            8.0000                         .0000

      1513113                              .2500
      254,857.04                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .5950
            8.0000                         .0000

      1513120                              .2500
      244,400.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .2200
            8.0000                         .0000
1



      1513142                              .2500
      256,500.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .2200
            8.0000                         .0000

      1513148                              .2500
      211,200.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .7200
            8.0000                         .0000

      1513177                              .2500
      360,000.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .7200
            8.0000                         .0000

      1513181                              .2500
      270,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .2200
            8.0000                         .0000

      1513199                              .2500
      291,232.34                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .4700
            8.0000                         .0000

      1513238                              .2500
      233,115.80                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .4700
            8.0000                         .0000

      1513255                              .2500
      124,600.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .7200
            8.0000                         .0000

      1513278                              .2500
      281,092.33                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .5950
            8.0000                         .0000
1



      1513296                              .2500
      244,000.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .4700
            8.0000                         .0000

      1513299                              .2500
      285,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .2200
            8.0000                         .0000

      1513300                              .2500
      234,802.67                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .7200
            8.0000                         .0000

      1513304                              .2500
      365,000.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .3450
            8.0000                         .0000

      1513305                              .2500
      314,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .0950
            8.0000                         .0000

      1513312                              .2500
      232,800.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .4700
            8.0000                         .0000

      1513314                              .2500
      202,200.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .5950
            8.0000                         .0000

      1513320                              .2500
      255,688.72                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .2200
            8.0000                         .0000
1



      1513325                              .2500
      284,031.02                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .0000
            7.7200                         .0000

      1513495                              .2500
      474,719.55                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .3450
            8.0000                         .0000

      1513498                              .2500
      299,625.76                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .0950
            8.0000                         .0000

      1513507                              .2500
      107,937.86                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .4700
            8.0000                         .0000

      1513512                              .2500
      366,437.86                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .0000
            7.8450                         .0000

      1513602                              .2500
      358,785.17                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .4200
            8.0000                         .0000

      1513610                              .2500
      339,377.67                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .1700
            8.0000                         .0000

      1513613                              .2500
      315,121.52                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .0000
            7.5450                         .0000
1



      1513628                              .2500
      217,620.97                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .4200
            8.0000                         .0000

      1513630                              .2500
      301,946.31                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .1700
            8.0000                         .0000

      1513637                              .2500
      245,316.35                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .4200
            8.0000                         .0000

      1513640                              .2500
      299,662.38                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                          .5450
            8.0000                         .0000

      1513641                              .2500
      288,546.36                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                          .7950
            8.0000                         .0000

      1513645                              .2500
      339,575.86                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .0450
            8.0000                         .0000

      1513688                              .2500
      247,864.54                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .7200
            8.0000                         .0000

      1513691                              .2500
      289,810.29                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .0000
            7.8450                         .0000
1



      1513707                              .2500
      259,854.24                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .5950
            8.0000                         .0000

      1513708                              .2500
       58,467.20                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .5950
            8.0000                         .0000

      1513789                              .2500
       58,968.60                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                          .8450
            8.0000                         .0000

      1513799                              .2500
      112,370.07                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .4700
            8.0000                         .0000

      1513823                              .2500
      109,888.54                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .5950
            8.0000                         .0000

      1513832                              .2500
      261,931.15                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .2200
            8.0000                         .0000

      1513847                              .2500
      527,200.00                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                          .8450
            8.0000                         .0000

      1513851                              .2500
      238,066.46                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .5950
            8.0000                         .0000
1



      1513852                              .2500
      284,236.37                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .4700
            8.0000                         .0000

      1513871                              .2500
      340,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .0950
            8.0000                         .0000

      1513876                              .2500
      187,500.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .2200
            8.0000                         .0000

      1513881                              .2500
      286,412.52                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .0000
            7.8450                         .0000

      1513883                              .2500
      292,000.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .0000
            7.8450                         .0000

      1513897                              .2500
      301,445.39                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .0000
            7.5950                         .0000

      1513914                              .2500
      283,451.51                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .2200
            8.0000                         .0000

      1513929                              .2500
      246,109.70                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .0000
            7.2200                         .0000
1



      1513933                              .2500
      335,962.10                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .0000
            7.9700                         .0000

      1513934                              .2500
      246,984.76                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .0000
            7.7200                         .0000

      1513942                              .2500
      250,968.41                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .0000
            7.7200                         .0000

      1513947                              .2500
      270,696.54                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .0000
            7.5950                         .0000

      1513948                              .2500
      139,915.19                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .2200
            8.0000                         .0000

      1513951                              .2500
      266,045.52                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .0000
            7.4700                         .0000

      1513977                              .2500
      332,984.39                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .0000
            7.4700                         .0000

      1514021                              .2500
      264,205.91                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .0000
            7.2200                         .0000
1



      1514022                              .2500
      239,872.28                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                          .8450
            8.0000                         .0000

      1514034                              .2500
      249,493.41                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .0000
            7.7200                         .0000

      1514060                              .2500
      581,718.61                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .2200
            8.0000                         .0000

      1514070                              .2500
      249,000.53                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .0000
            7.7200                         .0000

      1514083                              .2500
      255,598.23                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .4700
            8.0000                         .0000

      1514096                              .2500
      296,829.13                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .4700
            8.0000                         .0000

      1514100                              .2500
      260,000.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .7200
            8.0000                         .0000

      1514107                              .2500
      239,861.92                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .4700
            8.0000                         .0000
1



      1514112                              .2500
      223,128.06                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .7200
            8.0000                         .0000

      1514116                              .2500
      236,667.24                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .5950
            8.0000                         .0000

      1514118                              .2500
      228,461.51                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .2200
            8.0000                         .0000

      1514120                              .2500
      259,208.34                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .7200
            8.0000                         .0000

      1514121                              .2500
      244,109.47                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .4700
            8.0000                         .0000

      1514122                              .2500
      227,850.86                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .0000
            7.8450                         .0000

      1514124                              .2500
      281,088.19                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .4700
            8.0000                         .0000

      1514125                              .2500
      267,833.43                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .0950
            8.0000                         .0000
1



      1514127                              .2500
      250,959.23                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .5950
            8.0000                         .0000

      1514128                              .2500
      262,877.20                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .0000
            7.4700                         .0000

      1514131                              .2500
      100,000.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .4700
            8.0000                         .0000

      1514140                              .2500
      307,827.33                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .5950
            8.0000                         .0000

      1514142                              .2500
      280,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .0950
            8.0000                         .0000

      1514148                              .2500
      359,594.87                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .0000
            7.9700                         .0000

      1514161                              .2500
      233,529.77                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .4700
            8.0000                         .0000

      1514167                              .2500
      304,647.76                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .4700
            8.0000                         .0000
1



      1514184                              .2500
      119,937.78                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                          .9700
            8.0000                         .0000

      1514186                              .2500
      258,047.43                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .4700
            8.0000                         .0000

      1514278                              .2500
      235,000.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .7200
            8.0000                         .0000

      1514343                              .2500
      221,600.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .5950
            8.0000                         .0000

      1514348                              .2500
      164,800.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .3450
            8.0000                         .0000

      1514355                              .2500
      135,900.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .7200
            8.0000                         .0000

      1514359                              .2500
      235,471.31                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .7200
            8.0000                         .0000

      1514370                              .2500
      227,200.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .7200
            8.0000                         .0000
1



      1514376                              .2500
      228,000.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .5950
            8.0000                         .0000

      1514383                              .2500
      191,897.82                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                          .8450
            8.0000                         .0000

      1514410                              .2500
      556,000.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .4700
            8.0000                         .0000

      1514420                              .2500
      292,500.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .4700
            8.0000                         .0000

      1514464                              .2500
      225,000.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .3450
            8.0000                         .0000

      1514645                              .2500
      382,800.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .3450
            8.0000                         .0000

      1514650                              .2500
      257,250.00                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                          .9700
            8.0000                         .0000

      1514683                              .2500
      249,836.46                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .0000
            7.8450                         .0000
1



      1514688                              .2500
      115,436.91                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .7200
            8.0000                         .0000

      1514690                              .2500
      187,886.11                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .2200
            8.0000                         .0000

      1514710                              .2500
       94,937.85                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .0000
            7.8450                         .0000

      1514712                              .2500
      246,861.52                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .5950
            8.0000                         .0000

      1514715                              .2500
      131,922.06                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .3450
            8.0000                         .0000

      1514720                              .2500
      359,562.28                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .2200
            8.0000                         .0000

      1514724                              .2500
      280,246.83                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .7200
            8.0000                         .0000

      1514735                              .2500
      240,000.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .5950
            8.0000                         .0000
1



      1514738                              .2500
      124,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .0000
            7.9700                         .0000

      1514744                              .2500
      209,025.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .7200
            8.0000                         .0000

      1514783                              .2500
      232,000.00                           .0300
            8.1000                         .0000
            7.8500                         .0000
            7.8200                          .0000
            7.8200                         .0000

      1514787                              .2500
       57,300.00                           .0300
            9.1000                         .0000
            8.8500                         .0000
            8.8200                          .8200
            8.0000                         .0000

      1514788                              .2500
      367,788.27                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .4700
            8.0000                         .0000

      1514789                              .2500
      379,783.62                           .0300
            8.8000                         .0000
            8.5500                         .0000
            8.5200                          .5200
            8.0000                         .0000

      1514790                              .2500
      349,800.71                           .0300
            8.8000                         .0000
            8.5500                         .0000
            8.5200                          .5200
            8.0000                         .0000

      1514794                              .2500
       64,500.00                           .0300
            8.6000                         .0000
            8.3500                         .0000
            8.3200                          .3200
            8.0000                         .0000
1



      1514795                              .2500
      207,000.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .4700
            8.0000                         .0000

      1514796                              .2500
       70,500.00                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                          .9700
            8.0000                         .0000

      1514797                              .2500
      247,868.71                           .0300
            9.1500                         .0000
            8.9000                         .0000
            8.8700                          .8700
            8.0000                         .0000

      1514798                              .2500
      221,200.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .7200
            8.0000                         .0000

      1514799                              .2500
      332,000.00                           .0300
            8.6000                         .0000
            8.3500                         .0000
            8.3200                          .3200
            8.0000                         .0000

      1514800                              .2500
       49,971.82                           .0300
            8.8500                         .0000
            8.6000                         .0000
            8.5700                          .5700
            8.0000                         .0000

      1514802                              .2500
      146,912.76                           .0800
            8.6000                         .0000
            8.3500                         .0000
            8.2700                          .2700
            8.0000                         .0000

      1514835                              .2500
      252,635.47                           .0300
            8.1500                         .0000
            7.9000                         .0000
            7.8700                          .0000
            7.8700                         .0000
1



      1514841                              .2500
      367,805.38                           .0300
            9.1550                         .0000
            8.9050                         .0000
            8.8750                          .8750
            8.0000                         .0000

      1514842                              .2500
       74,954.56                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .2200
            8.0000                         .0000

      1514844                              .2500
       52,969.18                           .0300
            8.7000                         .0000
            8.4500                         .0000
            8.4200                          .4200
            8.0000                         .0000

      1514846                              .2500
      109,939.91                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .7200
            8.0000                         .0000

      1514847                              .2500
       41,976.08                           .0300
            8.8000                         .0000
            8.5500                         .0000
            8.5200                          .5200
            8.0000                         .0000

      1514848                              .2500
      129,921.24                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .2200
            8.0000                         .0000

      1514853                              .2500
      252,000.01                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .3450
            8.0000                         .0000

      1514854                              .2500
       76,605.90                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .4700
            8.0000                         .0000
1



      1514855                              .2500
      110,442.71                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                          .9700
            8.0000                         .0000

      1514856                              .2500
       64,900.01                           .0300
            8.8000                         .0000
            8.5500                         .0000
            8.5200                          .5200
            8.0000                         .0000

      1514859                              .2500
       59,170.00                           .0300
            8.7000                         .0000
            8.4500                         .0000
            8.4200                          .4200
            8.0000                         .0000

      1514860                              .2500
       55,000.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .3450
            8.0000                         .0000

      1514861                              .2500
      123,500.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .5950
            8.0000                         .0000

      1514864                              .2500
       29,300.00                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                          .8450
            8.0000                         .0000

      1514876                              .2500
      203,100.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .0950
            8.0000                         .0000

      1514877                              .2500
       80,750.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .7200
            8.0000                         .0000
1



      1514878                              .2500
       85,000.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .5950
            8.0000                         .0000

      1514879                              .2500
      207,000.00                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                          .8450
            8.0000                         .0000

      1514884                              .2500
      231,920.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .7200
            8.0000                         .0000

      1515048                              .2500
      408,000.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .4700
            8.0000                         .0000

      1515050                              .2500
      237,336.55                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .0000
            7.5950                         .0000

      1515053                              .2500
      300,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .0000
            7.9700                         .0000

      1515055                              .2500
      229,737.73                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .0000
            7.4700                         .0000

      1515059                              .2500
      261,424.47                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .0000
            7.7200                         .0000
1



      1515062                              .2500
      376,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .0950
            8.0000                         .0000

      1515064                              .2500
      308,746.81                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .5950
            8.0000                         .0000

      1515068                              .2500
      135,000.00                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                          .8450
            8.0000                         .0000

      1515069                              .2500
      101,500.00                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                          .8450
            8.0000                         .0000

      1515070                              .2500
      217,821.32                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .3450
            8.0000                         .0000

      1515072                              .2500
      222,996.42                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .0000
            7.5950                         .0000

      1515073                              .2500
      375,766.29                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .0950
            8.0000                         .0000

      1515075                              .2500
      234,496.51                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .0000
            7.8450                         .0000
1



      1515077                              .2500
      210,668.97                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .0950
            8.0000                         .0000

      1515079                              .2500
      246,738.49                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .0000
            7.8450                         .0000

      1515081                              .2500
      333,370.41                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .0000
            7.5950                         .0000

      1515084                              .2500
      255,350.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .7200
            8.0000                         .0000

      1515085                              .2500
      244,625.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .4700
            8.0000                         .0000

      1515086                              .2500
      591,200.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .3450
            8.0000                         .0000

      1515115                              .2500
      340,000.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .5950
            8.0000                         .0000

      1515116                              .2500
      100,742.01                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .4700
            8.0000                         .0000
1



      1515161                              .2500
      234,650.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .7200
            8.0000                         .0000

      1515253                              .2500
      114,938.80                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                          .8450
            8.0000                         .0000

      1515254                              .2500
      220,000.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .4700
            8.0000                         .0000

      1515257                              .2500
      258,400.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .3450
            8.0000                         .0000

      1515260                              .2500
      344,806.59                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .5950
            8.0000                         .0000

      1515266                              .2500
      249,600.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .2200
            8.0000                         .0000

      1515267                              .2500
      137,500.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .3450
            8.0000                         .0000

      1515273                              .2500
      284,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .0000
            7.5950                         .0000
1



      1515293                              .2500
      150,000.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .7200
            8.0000                         .0000

      1515298                              .2500
      250,000.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .7200
            8.0000                         .0000

      1515304                              .2500
      124,740.22                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .0000
            7.5450                         .0000

      1515309                              .2500
      283,127.85                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .0000
            7.7950                         .0000

      1515310                              .2500
      291,075.80                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .0000
            7.4200                         .0000

      1515311                              .2500
       95,891.96                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                          .5450
            8.0000                         .0000

      1515312                              .2500
      397,542.45                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                          .5450
            8.0000                         .0000

      1515313                              .2500
      259,524.11                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .1700
            8.0000                         .0000
1



      1515314                              .2500
      798,949.83                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .0000
            7.7950                         .0000

      1515315                              .2500
      249,493.41                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .0000
            7.6700                         .0000

      1515323                              .2500
      335,782.89                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .0000
            7.4200                         .0000

      1515325                              .2500
      275,910.76                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .0000
            7.4200                         .0000

      1515332                              .2500
      422,961.78                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .0000
            7.6700                         .0000

      1515334                              .2500
      998,720.28                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .0000
            7.9200                         .0000

      1515335                              .2500
      267,633.39                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .0000
            7.5450                         .0000

      1515336                              .2500
      413,742.68                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .0450
            8.0000                         .0000
1



      1515337                              .2500
      219,470.34                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                          .2950
            8.0000                         .0000

      1515341                              .2500
      258,140.75                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                          .0000
            6.9200                         .0000

      1515343                              .2500
      331,437.46                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                          .5450
            8.0000                         .0000

      1515345                              .2500
      231,691.33                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .0000
            7.7950                         .0000

      1515346                              .2500
       74,711.20                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .0450
            8.0000                         .0000

      1515347                              .2500
      235,600.12                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                          .5450
            8.0000                         .0000

      1515348                              .2500
      305,646.60                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .4200
            8.0000                         .0000

      1515350                              .2500
      298,621.29                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .0000
            7.6700                         .0000
1



      1515351                              .2500
      319,550.21                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .0000
            7.2950                         .0000

      1515352                              .2500
      287,401.49                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .0000
            7.5450                         .0000

      1515354                              .2500
      273,957.64                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .0000
            7.7950                         .0000

      1515355                              .2500
       75,607.98                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                          .5450
            8.0000                         .0000

      1515356                              .2500
      243,461.13                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                          .2950
            8.0000                         .0000

      1515357                              .2500
      159,707.13                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .1700
            8.0000                         .0000

      1515358                              .2500
      113,562.20                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                          .6700
            8.0000                         .0000

      1515360                              .2500
      107,861.79                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .0000
            7.9200                         .0000
1



      1515361                              .2500
       83,765.03                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                          .7950
            8.0000                         .0000

      1515362                              .2500
      479,693.92                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .0000
            7.9200                         .0000

      1515363                              .2500
      498,960.91                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .0000
            7.5450                         .0000

      1515365                              .2500
       66,674.87                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                          .5450
            8.0000                         .0000

      1515366                              .2500
      214,758.03                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                          .5450
            8.0000                         .0000

      1515367                              .2500
      223,877.64                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                          .6700
            8.0000                         .0000

      1515368                              .2500
       57,105.55                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                          .6700
            8.0000                         .0000

      1515369                              .2500
      251,252.60                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .0000
            7.7950                         .0000
1



      1515370                              .2500
      221,073.33                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .0000
            7.9200                         .0000

      1515371                              .2500
      329,204.43                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .0000
            7.7950                         .0000

      1515372                              .2500
      229,352.06                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                          .5450
            8.0000                         .0000

      1515376                              .2500
      378,757.17                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                          .5450
            8.0000                         .0000

      1515377                              .2500
      269,887.97                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .0000
            7.5450                         .0000

      1515378                              .2500
       99,890.35                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                          .6700
            8.0000                         .0000

      1515379                              .2500
      254,567.97                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                          .5450
            8.0000                         .0000

      1515396                              .2500
       56,600.00                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                          .8450
            8.0000                         .0000
1



      1515431                              .2500
      212,800.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .4700
            8.0000                         .0000

      1515495                              .2500
      285,750.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .4700
            8.0000                         .0000

      1515504                              .2500
      232,000.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .3450
            8.0000                         .0000

      1515510                              .2500
      275,600.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .4700
            8.0000                         .0000

      1515528                              .2500
      141,000.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .4700
            8.0000                         .0000

      1515532                              .2500
      548,000.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .4700
            8.0000                         .0000

      1515536                              .2500
      229,600.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .4700
            8.0000                         .0000

      1515537                              .2500
      130,000.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .7200
            8.0000                         .0000
1



      1515554                              .2500
      104,000.00                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                          .8450
            8.0000                         .0000

      1515560                              .2500
      394,000.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .0450
            8.0000                         .0000

      1515561                              .2500
      255,000.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .0450
            8.0000                         .0000

      1515562                              .2500
      260,000.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .0000
            7.5450                         .0000

      1515564                              .2500
      234,814.37                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .0000
            7.1700                         .0000

      1515565                              .2500
      253,633.98                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .0000
            7.7950                         .0000

      1515566                              .2500
      323,788.05                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .0000
            7.7950                         .0000

      1515569                              .2500
      242,000.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .4700
            8.0000                         .0000
1



      1515571                              .2500
      220,000.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .5950
            8.0000                         .0000

      1515572                              .2500
      119,200.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .4700
            8.0000                         .0000

      1515573                              .2500
      224,900.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .2200
            8.0000                         .0000

      1515579                              .2500
      290,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .2200
            8.0000                         .0000

      1515580                              .2500
      284,800.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .3450
            8.0000                         .0000

      1515581                              .2500
      239,850.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .3450
            8.0000                         .0000

      1515583                              .2500
      180,000.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .4700
            8.0000                         .0000

      1515589                              .2500
      387,600.00                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                          .9700
            8.0000                         .0000
1



      1515592                              .2500
      233,200.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .5950
            8.0000                         .0000

      1515597                              .2500
      260,100.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .4700
            8.0000                         .0000

      1515628                              .2500
      239,872.28                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                          .8450
            8.0000                         .0000

      1515652                              .2500
       96,794.28                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .4700
            8.0000                         .0000

      1515698                              .2500
      223,950.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .0000
            7.9700                         .0000

      1515712                              .2500
       85,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .2200
            8.0000                         .0000

      1515761                              .2500
      306,400.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .4700
            8.0000                         .0000

      1515775                              .2500
      384,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .0000
            7.9700                         .0000
1



      1515782                              .2500
      242,400.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .4700
            8.0000                         .0000

      1515806                              .2500
      149,500.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .0000
            7.9700                         .0000

      1515807                              .2500
      496,850.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .2200
            8.0000                         .0000

      1515812                              .2500
      269,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .0000
            7.9700                         .0000

      1515924                              .2500
       75,000.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .5950
            8.0000                         .0000

      1515945                              .2500
      224,823.88                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .5950
            8.0000                         .0000

      1515946                              .2500
      215,758.76                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .0000
            7.8450                         .0000

      1515948                              .2500
      302,157.20                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .0000
            7.9700                         .0000
1



      1515950                              .2500
      349,803.78                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .5950
            8.0000                         .0000

      1515951                              .2500
      436,500.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .2200
            8.0000                         .0000

      1515956                              .2500
      350,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .2200
            8.0000                         .0000

      1516092                              .2500
      183,000.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .5950
            8.0000                         .0000

      1516094                              .2500
      239,850.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .7200
            8.0000                         .0000

      1516100                              .2500
       71,250.01                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .0950
            8.0000                         .0000

      1516154                              .2500
      232,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .0000
            7.7200                         .0000

      1516175                              .2500
      144,000.00                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                          .8450
            8.0000                         .0000
1



      1516202                              .2500
      229,600.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .3450
            8.0000                         .0000

      1516209                              .2500
      200,000.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .3450
            8.0000                         .0000

      1516220                              .2500
      297,000.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .5950
            8.0000                         .0000

      1516224                              .2500
      244,300.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .5950
            8.0000                         .0000

      1516229                              .2500
      232,000.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .4700
            8.0000                         .0000

      1516265                              .2500
      223,500.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .5950
            8.0000                         .0000

      1516270                              .2500
      261,837.15                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .0450
            8.0000                         .0000

      1516283                              .2500
      249,840.58                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .0000
            7.9200                         .0000
1



      1516284                              .2500
      269,848.63                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                          .5450
            8.0000                         .0000

      1516285                              .2500
      331,793.64                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .0450
            8.0000                         .0000

      1516292                              .2500
      218,064.37                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .0450
            8.0000                         .0000

      1516293                              .2500
      249,448.79                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .1700
            8.0000                         .0000

      1516296                              .2500
      347,766.49                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .0000
            7.6700                         .0000

      1516297                              .2500
      219,863.26                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .0450
            8.0000                         .0000

      1516300                              .2500
      281,829.16                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .1700
            8.0000                         .0000

      1516309                              .2500
      275,319.78                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .0000
            7.7950                         .0000
1



      1516315                              .2500
      255,391.17                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .0450
            8.0000                         .0000

      1516316                              .2500
      227,868.82                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .4200
            8.0000                         .0000

      1516318                              .2500
      255,836.75                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .0000
            7.9200                         .0000

      1516322                              .2500
      267,837.64                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .1700
            8.0000                         .0000

      1516324                              .2500
      246,868.55                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                          .7950
            8.0000                         .0000

      1516334                              .2500
       74,921.93                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                          .9200
            8.0000                         .0000

      1516337                              .2500
      318,575.89                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                          .6700
            8.0000                         .0000

      1516351                              .2500
      349,776.82                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .0000
            7.9200                         .0000
1



      1516352                              .2500
      321,000.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .7200
            8.0000                         .0000

      1516353                              .2500
      287,834.30                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .4200
            8.0000                         .0000

      1516354                              .2500
      305,814.62                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .1700
            8.0000                         .0000

      1516362                              .2500
      319,801.10                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .0450
            8.0000                         .0000

      1516364                              .2500
      127,352.74                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .4200
            8.0000                         .0000

      1516365                              .2500
      399,757.68                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .1700
            8.0000                         .0000

      1516366                              .2500
      253,850.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .3450
            8.0000                         .0000

      1516383                              .2500
       59,937.54                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                          .9200
            8.0000                         .0000
1



      1516409                              .2500
      319,306.44                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .1700
            8.0000                         .0000

      1516415                              .2500
       89,707.52                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .4200
            8.0000                         .0000

      1516419                              .2500
      337,500.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .7200
            8.0000                         .0000

      1516438                              .2500
      227,872.18                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                          .5450
            8.0000                         .0000

      1516441                              .2500
      674,535.47                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .0000
            7.5450                         .0000

      1516445                              .2500
      270,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .0950
            8.0000                         .0000

      1516448                              .2500
      351,000.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .4200
            8.0000                         .0000

      1516450                              .2500
      101,945.72                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                          .7950
            8.0000                         .0000
1



      1516453                              .2500
      234,371.90                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                          .6700
            8.0000                         .0000

      1516464                              .2500
      309,816.98                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                          .2950
            8.0000                         .0000

      1516467                              .2500
      399,751.38                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .0450
            8.0000                         .0000

      1516469                              .2500
      368,770.64                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .0450
            8.0000                         .0000

      1516470                              .2500
      290,250.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .0000
            7.9200                         .0000

      1516481                              .2500
      275,295.58                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                          .5450
            8.0000                         .0000

      1516483                              .2500
      671,243.75                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                          .5450
            8.0000                         .0000

      1516485                              .2500
      267,150.15                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                          .5450
            8.0000                         .0000
1



      1516486                              .2500
      263,679.01                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .1700
            8.0000                         .0000

      1516492                              .2500
      287,816.35                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .0000
            7.9200                         .0000

      1516495                              .2500
      230,402.98                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .0000
            7.9200                         .0000

      1516496                              .2500
      384,000.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .3450
            8.0000                         .0000

      1516497                              .2500
      374,772.82                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .1700
            8.0000                         .0000

      1516504                              .2500
      474,704.76                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .0450
            8.0000                         .0000

      1516505                              .2500
      269,827.83                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .0000
            7.9200                         .0000

      1516506                              .2500
      221,119.37                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                          .2950
            8.0000                         .0000
1



      1516509                              .2500
      198,750.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .4700
            8.0000                         .0000

      1516510                              .2500
      233,034.86                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .0000
            7.4200                         .0000

      1516511                              .2500
      375,783.68                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .4200
            8.0000                         .0000

      1516512                              .2500
      254,246.69                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .0000
            7.7950                         .0000

      1516513                              .2500
      255,844.91                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .1700
            8.0000                         .0000

      1516514                              .2500
      221,465.76                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .1700
            8.0000                         .0000

      1516518                              .2500
      443,731.02                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .1700
            8.0000                         .0000

      1516519                              .2500
      243,052.67                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .1700
            8.0000                         .0000
1



      1516520                              .2500
      307,822.79                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .4200
            8.0000                         .0000

      1516525                              .8750
      251,609.08                           .0800
            8.7500                         .0000
            7.8750                         .0000
            7.7950                          .0000
            7.7950                         .0000

      1516528                              .2500
      273,825.28                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .0000
            7.9200                         .0000

      1516529                              .2500
      251,843.37                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .0450
            8.0000                         .0000

      1516532                              .2500
      406,160.06                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                          .2950
            8.0000                         .0000

      1516535                              .2500
      264,496.88                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                          .2950
            8.0000                         .0000

      1516537                              .2500
      259,821.07                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .0000
            7.5450                         .0000

      1516541                              .2500
      250,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .1700
            8.0000                         .0000
1



      1516543                              .2500
      214,879.46                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                          .5450
            8.0000                         .0000

      1516545                              .2500
      375,754.04                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .0000
            7.7950                         .0000

      1516549                              .2500
      104,934.73                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .0450
            8.0000                         .0000

      1516550                              .2500
      467,709.11                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .0450
            8.0000                         .0000

      1516551                              .2500
      337,295.55                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .1700
            8.0000                         .0000

      1516552                              .2500
      559,677.81                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .4200
            8.0000                         .0000

      1516553                              .2500
      394,972.48                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .0000
            7.9200                         .0000

      1516554                              .2500
      238,201.85                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .0450
            8.0000                         .0000
1



      1516555                              .2500
      259,841.67                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .1700
            8.0000                         .0000

      1516557                              .2500
      288,720.43                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .0450
            8.0000                         .0000

      1516558                              .2500
      359,787.46                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                          .2950
            8.0000                         .0000

      1516560                              .2500
      324,770.62                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .0000
            7.4200                         .0000

      1516562                              .2500
      437,734.66                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .1700
            8.0000                         .0000

      1516563                              .2500
      399,757.68                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .1700
            8.0000                         .0000

      1516564                              .2500
      218,153.52                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .0000
            7.6700                         .0000

      1516566                              .2500
      211,639.76                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                          .5450
            8.0000                         .0000
1



      1516567                              .2500
      105,000.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .4200
            8.0000                         .0000

      1516569                              .2500
      252,450.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .0450
            8.0000                         .0000

      1516570                              .2500
      374,284.54                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .4200
            8.0000                         .0000

      1516571                              .2500
      231,859.45                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .1700
            8.0000                         .0000

      1516573                              .2500
      100,000.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                          .6700
            8.0000                         .0000

      1516575                              .2500
      228,950.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .1700
            8.0000                         .0000

      1516577                              .2500
      291,794.63                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                          .7950
            8.0000                         .0000

      1516578                              .2500
      300,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .1700
            8.0000                         .0000
1



      1516579                              .2500
      314,809.17                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .1700
            8.0000                         .0000

      1516580                              .2500
      222,072.16                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .4200
            8.0000                         .0000

      1516581                              .2500
      217,874.57                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .4200
            8.0000                         .0000

      1516584                              .2500
      339,819.07                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                          .7950
            8.0000                         .0000

      1516585                              .2500
      179,900.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .1700
            8.0000                         .0000

      1516588                              .2500
      237,500.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                          .5450
            8.0000                         .0000

      1516589                              .2500
      279,360.85                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .0000
            7.9200                         .0000

      1516593                              .2500
      277,408.96                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .0000
            7.5450                         .0000
1



      1516594                              .2500
      221,862.02                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .0450
            8.0000                         .0000

      1516596                              .2500
      279,821.45                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .0000
            7.9200                         .0000

      1516614                              .2500
      747,695.84                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .1700
            8.0000                         .0000

      1516620                              .2500
      254,841.50                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .0450
            8.0000                         .0000

      1516624                              .2500
      324,954.39                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .1700
            8.0000                         .0000

      1516626                              .2500
      262,356.61                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                          .6700
            8.0000                         .0000

      1516628                              .2500
       59,967.22                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                          .6700
            8.0000                         .0000

      1516630                              .2500
      112,304.40                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .4200
            8.0000                         .0000
1



      1516631                              .2500
      144,042.55                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                          .2950
            8.0000                         .0000

      1516633                              .2500
      290,122.60                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                          .0000
            6.9200                         .0000

      1516635                              .2500
      259,846.49                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                          .2950
            8.0000                         .0000

      1516637                              .2500
      359,764.51                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .0000
            7.7950                         .0000

      1516639                              .2500
      227,884.87                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .0000
            7.5450                         .0000

      1516641                              .2500
      299,585.73                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .0000
            7.5450                         .0000

      1516642                              .2500
       88,944.48                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                          .2950
            8.0000                         .0000

      1516644                              .2500
      201,374.75                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .0450
            8.0000                         .0000
1



      1516645                              .2500
      125,721.81                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .0450
            8.0000                         .0000

      1516646                              .2500
      216,868.54                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .1700
            8.0000                         .0000

      1516647                              .2500
      269,752.57                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                          .6700
            8.0000                         .0000

      1516648                              .2500
       64,960.63                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .1700
            8.0000                         .0000

      1516650                              .2500
      224,863.69                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .1700
            8.0000                         .0000

      1516654                              .2500
      359,324.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .0450
            8.0000                         .0000

      1516656                              .2500
      243,035.42                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .0000
            7.5450                         .0000

      1516658                              .2500
      343,219.44                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .0000
            7.7950                         .0000
1



      1516660                              .2500
      149,831.18                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                          .5450
            8.0000                         .0000

      1516661                              .2500
       78,876.19                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                          .9200
            8.0000                         .0000

      1516664                              .2500
      129,794.68                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                          .9200
            8.0000                         .0000

      1516666                              .2500
      346,078.68                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .1700
            8.0000                         .0000

      1516668                              .2500
      205,768.17                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                          .5450
            8.0000                         .0000

      1516669                              .2500
      231,869.93                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                          .5450
            8.0000                         .0000

      1516673                              .2500
      310,325.93                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                          .5450
            8.0000                         .0000

      1516674                              .2500
      227,593.26                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                          .2950
            8.0000                         .0000
1



      1516675                              .2500
      459,713.42                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .0450
            8.0000                         .0000

      1516676                              .2500
      251,685.63                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .0450
            8.0000                         .0000

      1516679                              .2500
      245,101.43                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .1700
            8.0000                         .0000

      1516680                              .2500
      232,524.23                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .1700
            8.0000                         .0000

      1516681                              .2500
      357,826.84                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .0450
            8.0000                         .0000

      1516682                              .2500
      242,766.16                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                          .2950
            8.0000                         .0000

      1516683                              .2500
      299,243.94                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .0450
            8.0000                         .0000

      1516686                              .2500
      229,213.70                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .0450
            8.0000                         .0000
1



      1516687                              .2500
      265,185.35                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                          .2950
            8.0000                         .0000

      1516688                              .2500
      220,783.98                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .0000
            7.9200                         .0000

      1516689                              .2500
      459,284.61                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                          .0000
            7.0450                         .0000

      1516690                              .2500
      355,278.61                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .0000
            7.6700                         .0000

      1516691                              .2500
      264,502.41                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .0450
            8.0000                         .0000

      1516693                              .2500
      319,457.83                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                          .5450
            8.0000                         .0000

      1516695                              .2500
      309,971.36                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .0000
            7.5450                         .0000

      1516696                              .2500
      266,716.86                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .0450
            8.0000                         .0000
1



      1516697                              .2500
      225,414.96                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .0000
            7.9200                         .0000

      1516698                              .2500
      253,798.87                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                          .2950
            8.0000                         .0000

      1516699                              .2500
      219,482.80                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .1700
            8.0000                         .0000

      1516700                              .2500
      439,478.59                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                          .2950
            8.0000                         .0000

      1516701                              .2500
      215,255.30                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .1700
            8.0000                         .0000

      1516702                              .2500
      279,847.05                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                          .6700
            8.0000                         .0000

      1516704                              .2500
      263,687.14                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                          .2950
            8.0000                         .0000

      1516705                              .2500
      104,839.65                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .4200
            8.0000                         .0000
1



      1516710                              .2500
      227,582.70                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .1700
            8.0000                         .0000

      1516712                              .2500
       49,947.96                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                          .9200
            8.0000                         .0000

      1516715                              .2500
      239,537.72                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .0000
            7.9200                         .0000

      1516716                              .2500
      244,265.83                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .0000
            7.1700                         .0000

      1516717                              .2500
      267,557.53                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                          .6700
            8.0000                         .0000

      1516718                              .2500
      267,698.39                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                          .5450
            8.0000                         .0000

      1516720                              .2500
      172,408.20                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                          .7950
            8.0000                         .0000

      1516722                              .2500
      371,774.64                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .1700
            8.0000                         .0000
1



      1516723                              .2500
      368,752.41                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .0000
            7.6700                         .0000

      1516726                              .2500
      235,509.53                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .0000
            7.5450                         .0000

      1516731                              .2500
      519,317.38                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .0000
            7.7950                         .0000

      1516735                              .2500
      246,735.83                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .0450
            8.0000                         .0000

      1516739                              .2500
      429,711.48                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .0000
            7.6700                         .0000

      1516743                              .2500
      315,615.77                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .1700
            8.0000                         .0000

      1516748                              .2500
      204,615.06                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .0450
            8.0000                         .0000

      1516756                              .2500
      227,526.17                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .0000
            7.5450                         .0000
1



      1516759                              .2500
      460,485.81                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .0000
            7.7950                         .0000

      1516762                              .2500
      279,432.58                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .0000
            7.6700                         .0000

      1516770                              .2500
      399,744.93                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .0000
            7.9200                         .0000

      1516775                              .2500
      251,812.73                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .4200
            8.0000                         .0000

      1516776                              .2500
      225,187.08                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .1700
            8.0000                         .0000

      1516777                              .2500
      349,595.77                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .4200
            8.0000                         .0000

      1516778                              .2500
      335,691.34                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .1700
            8.0000                         .0000

      1516779                              .2500
      236,347.22                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                          .7950
            8.0000                         .0000
1



      1516780                              .2500
      371,785.97                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .4200
            8.0000                         .0000

      1516782                              .2500
      215,151.23                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .4200
            8.0000                         .0000

      1516783                              .2500
      121,037.22                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                          .9200
            8.0000                         .0000

      1516784                              .2500
      318,212.01                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                          .2950
            8.0000                         .0000

      1516785                              .2500
      305,244.38                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .0000
            7.7950                         .0000

      1516786                              .2500
      237,138.08                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                          .2950
            8.0000                         .0000

      1516787                              .2500
      253,721.63                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .0000
            7.5450                         .0000

      1516788                              .2500
      359,188.95                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .1700
            8.0000                         .0000
1



      1516789                              .2500
      305,218.76                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .0450
            8.0000                         .0000

      1516790                              .2500
      303,405.95                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                          .5450
            8.0000                         .0000

      1516791                              .2500
      298,341.14                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                          .7950
            8.0000                         .0000

      1516793                              .2500
      269,246.64                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                          .5450
            8.0000                         .0000

      1516795                              .2500
      334,941.68                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .0450
            8.0000                         .0000

      1516798                              .2500
      237,940.79                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .0000
            7.9200                         .0000

      1516800                              .2500
      155,719.65                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                          .2950
            8.0000                         .0000

      1516802                              .2500
      234,603.57                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .4200
            8.0000                         .0000
1



      1516803                              .2500
      128,927.67                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                          .5450
            8.0000                         .0000

      1516804                              .2500
       75,415.02                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                          .5450
            8.0000                         .0000

      1516805                              .2500
       62,965.58                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                          .6700
            8.0000                         .0000

      1516806                              .2500
      123,926.79                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                          .2950
            8.0000                         .0000

      1516812                              .2500
      395,466.81                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .0000
            7.6700                         .0000

      1516813                              .2500
      399,513.63                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .1700
            8.0000                         .0000

      1516816                              .2500
      269,671.70                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .1700
            8.0000                         .0000

      1516817                              .2500
      247,522.28                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .0000
            7.9200                         .0000
1



      1516822                              .2500
      356,565.91                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .1700
            8.0000                         .0000

      1516823                              .2500
      127,320.81                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .0450
            8.0000                         .0000

      1516825                              .2500
      349,325.82                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .0000
            7.9200                         .0000

      1516826                              .2500
       49,336.78                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .0000
            7.9200                         .0000

      1516827                              .2500
      274,534.04                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                          .5450
            8.0000                         .0000

      1516828                              .2500
      349,563.38                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .0450
            8.0000                         .0000

      1516829                              .2500
      222,992.17                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .4200
            8.0000                         .0000

      1516830                              .2500
      119,785.92                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                          .2950
            8.0000                         .0000
1



      1516831                              .2500
       93,888.60                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                          .2950
            8.0000                         .0000

      1516832                              .2500
      148,626.67                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                          .5450
            8.0000                         .0000

      1516833                              .2500
      238,355.51                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .1700
            8.0000                         .0000

      1516834                              .2500
      259,854.24                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                          .5450
            8.0000                         .0000

      1516835                              .2500
      244,862.65                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                          .5450
            8.0000                         .0000

      1516836                              .2500
       74,961.11                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                          .9200
            8.0000                         .0000

      1516838                              .2500
       97,446.74                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                          .6700
            8.0000                         .0000

      1516839                              .2500
      366,328.25                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .1700
            8.0000                         .0000
1



      1516843                              .2500
      245,027.12                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .0000
            7.9200                         .0000

      1516850                              .2500
      217,759.78                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                          .6700
            8.0000                         .0000

      1516854                              .2500
      307,808.55                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .0450
            8.0000                         .0000

      1516856                              .2500
       68,480.72                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .4200
            8.0000                         .0000

      1516858                              .2500
       83,912.56                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                          .9200
            8.0000                         .0000

      1516859                              .2500
      139,854.28                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                          .9200
            8.0000                         .0000

      1516860                              .2500
      102,247.53                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .0000
            7.1700                         .0000

      1516861                              .2500
      252,354.73                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .4200
            8.0000                         .0000
1



      1516862                              .2500
       66,262.82                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                          .5450
            8.0000                         .0000

      1516863                              .2500
      213,577.05                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .4200
            8.0000                         .0000

      1516865                              .2500
      239,549.33                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .0450
            8.0000                         .0000

      1516867                              .2500
       76,270.53                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                          .5450
            8.0000                         .0000

      1516869                              .2500
       91,896.48                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                          .5450
            8.0000                         .0000

      1516870                              .2500
      234,864.79                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .4200
            8.0000                         .0000

      1516871                              .2500
       89,539.87                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .0000
            7.6700                         .0000

      1516872                              .2500
      139,413.28                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .0450
            8.0000                         .0000
1



      1516873                              .2500
      211,132.11                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .0000
            7.6700                         .0000

      1516875                              .2500
      546,572.35                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                          .5450
            8.0000                         .0000

      1516877                              .2500
      199,769.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .4200
            8.0000                         .0000

      1516878                              .2500
      147,791.92                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                          .7950
            8.0000                         .0000

      1516879                              .2500
      275,324.32                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .0000
            7.9200                         .0000

      1516880                              .2500
       76,453.66                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .1700
            8.0000                         .0000

      1516881                              .2500
      197,897.35                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                          .9200
            8.0000                         .0000

      1516884                              .2500
      404,258.72                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .1700
            8.0000                         .0000
1



      1516885                              .2500
       81,829.58                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .0000
            7.5450                         .0000

      1516886                              .2500
      299,653.52                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .4200
            8.0000                         .0000

      1516888                              .2500
      278,677.78                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .4200
            8.0000                         .0000

      1516893                              .2500
      246,472.30                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                          .5450
            8.0000                         .0000

      1516895                              .2500
      257,731.45                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                          .9200
            8.0000                         .0000

      1516897                              .2500
      282,855.64                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .1700
            8.0000                         .0000

      1516899                              .2500
      224,618.75                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                          .5450
            8.0000                         .0000

      1516900                              .2500
       41,477.91                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                          .7950
            8.0000                         .0000
1



      1516902                              .2500
      435,521.89                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                          .6700
            8.0000                         .0000

      1516905                              .2500
      349,803.78                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                          .5450
            8.0000                         .0000

      1516906                              .2500
      264,535.94                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .0000
            7.4200                         .0000

      1516908                              .2500
      316,235.54                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .0000
            7.4200                         .0000

      1516909                              .2500
      299,450.91                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .1700
            8.0000                         .0000

      1516910                              .2500
      259,691.88                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                          .2950
            8.0000                         .0000

      1516911                              .2500
       89,890.55                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .1700
            8.0000                         .0000

      1516912                              .2500
      579,238.61                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .0000
            7.7950                         .0000
1



      1516914                              .2500
      299,576.13                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .0000
            7.5450                         .0000

      1516919                              .2500
      201,471.44                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .0000
            7.9200                         .0000

      1516920                              .2500
      332,595.09                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .1700
            8.0000                         .0000

      1516921                              .2500
      225,303.84                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .0000
            7.7950                         .0000

      1516922                              .2500
      173,389.36                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .0000
            7.9200                         .0000

      1516923                              .2500
      413,507.94                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .0000
            7.4200                         .0000

      1516926                              .2500
       39,978.15                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                          .6700
            8.0000                         .0000

      1516927                              .2500
      274,690.50                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                          .5450
            8.0000                         .0000
1



      1516928                              .2500
      231,025.90                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                          .2950
            8.0000                         .0000

      1516929                              .2500
      231,482.35                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .4200
            8.0000                         .0000

      1516930                              .2500
      246,747.53                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .1700
            8.0000                         .0000

      1516931                              .2500
      309,623.05                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .1700
            8.0000                         .0000

      1516932                              .2500
      296,643.89                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                          .5450
            8.0000                         .0000

      1516933                              .2500
      231,738.90                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                          .5450
            8.0000                         .0000

      1516934                              .2500
       24,954.24                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .1700
            8.0000                         .0000

      1516936                              .2500
      389,513.48                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .0450
            8.0000                         .0000
1



      1516937                              .2500
      172,405.77                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                          .6700
            8.0000                         .0000

      1516938                              .2500
       84,753.68                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                          .6700
            8.0000                         .0000

      1516939                              .2500
       59,967.22                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                          .6700
            8.0000                         .0000

      1516940                              .2500
       40,978.74                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                          .9200
            8.0000                         .0000

      1516941                              .2500
      140,523.20                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                          .6700
            8.0000                         .0000

      1516942                              .2500
      327,611.29                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                          .2950
            8.0000                         .0000

      1516943                              .2500
      213,509.43                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                          .5450
            8.0000                         .0000

      1516946                              .2500
      238,909.14                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .1700
            8.0000                         .0000
1



      1516948                              .2500
      220,104.81                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                          .2950
            8.0000                         .0000

      1516955                              .2500
      280,916.69                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                          .2950
            8.0000                         .0000

      1516959                              .2500
      988,856.67                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .4200
            8.0000                         .0000

      1516962                              .2500
      727,059.27                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .1700
            8.0000                         .0000

      1516964                              .2500
      999,409.60                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                          .2950
            8.0000                         .0000

      1516969                              .2500
      216,775.21                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .4200
            8.0000                         .0000

      1516970                              .2500
      266,849.25                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .0000
            7.7950                         .0000

      1516972                              .2500
      233,715.48                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .1700
            8.0000                         .0000
1



      1516973                              .2500
      387,835.99                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .0000
            7.2950                         .0000

      1516974                              .2500
      287,199.36                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .0000
            7.5450                         .0000

      1516975                              .2500
      280,908.03                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .1700
            8.0000                         .0000

      1516976                              .2500
       55,886.51                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .0000
            7.6700                         .0000

      1516977                              .2500
      299,818.26                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .1700
            8.0000                         .0000

      1516979                              .2500
      161,077.73                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                          .7950
            8.0000                         .0000

      1516980                              .2500
      223,854.26                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                          .6700
            8.0000                         .0000

      1516981                              .2500
      998,752.56                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .0450
            8.0000                         .0000
1



      1516983                              .2500
      206,880.91                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .4200
            8.0000                         .0000

      1517030                              .2500
      264,574.34                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .0000
            7.5950                         .0000

      1517034                              .2500
      348,779.76                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .0000
            7.5950                         .0000

      1517061                              .2500
      295,293.38                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                          .2950
            8.0000                         .0000

      1517081                              .2500
      341,687.31                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .0000
            7.7950                         .0000

      1517085                              .2500
      252,000.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .4700
            8.0000                         .0000

      1517097                              .2500
       34,963.56                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                          .9700
            8.0000                         .0000

      1517131                              .2500
      499,290.50                           .0800
            7.7400                         .0000
            7.4900                         .0000
            7.4100                          .0000
            7.4100                         .0000
1



      1517133                              .2500
      342,281.60                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .0000
            7.9200                         .0000

      1517134                              .2500
      307,595.67                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .0000
            7.7950                         .0000

      1517138                              .2500
      335,476.36                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .0000
            7.6700                         .0000

      1517143                              .2500
      648,645.49                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                          .6700
            8.0000                         .0000

      1517144                              .2500
      299,798.70                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .0000
            7.6700                         .0000

      1517150                              .2500
      119,854.09                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .1700
            8.0000                         .0000

      1517151                              .2500
      273,611.57                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .0000
            7.5450                         .0000

      1517152                              .2500
      104,822.09                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                          .5450
            8.0000                         .0000
1



      1517154                              .2500
      463,406.21                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .0000
            7.9200                         .0000

      1517155                              .2500
      178,329.86                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .0000
            7.5450                         .0000

      1517156                              .2500
      499,332.47                           .0800
            8.0420                         .0000
            7.7920                         .0000
            7.7120                          .0000
            7.7120                         .0000

      1517157                              .2500
      382,936.28                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .0000
            7.5450                         .0000

      1517158                              .2500
      391,099.64                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                          .0000
            7.0450                         .0000

      1517159                              .2500
      464,222.74                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .0000
            7.7950                         .0000

      1517160                              .2500
      128,921.85                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .1700
            8.0000                         .0000

      1517162                              .2500
      479,716.60                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                          .2950
            8.0000                         .0000
1



      1517165                              .2500
      253,866.99                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .0450
            8.0000                         .0000

      1517166                              .2500
      402,261.29                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .0000
            7.4200                         .0000

      1517170                              .2500
      289,213.84                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .0000
            7.6700                         .0000

      1517172                              .2500
      262,415.93                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .1700
            8.0000                         .0000

      1517175                              .2500
      219,725.56                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .0450
            8.0000                         .0000

      1517177                              .2500
       59,965.48                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .4200
            8.0000                         .0000

      1517184                              .2500
      305,100.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .2200
            8.0000                         .0000

      1517197                              .2500
      134,300.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .4700
            8.0000                         .0000
1



      1517202                              .2500
      259,950.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .5950
            8.0000                         .0000

      1517208                              .2500
      350,000.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .5950
            8.0000                         .0000

      1517222                              .2500
      287,000.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .5950
            8.0000                         .0000

      1517228                              .2500
      315,818.19                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .4700
            8.0000                         .0000

      1517229                              .2500
      231,710.59                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .0950
            8.0000                         .0000

      1517232                              .2500
      131,925.99                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .5950
            8.0000                         .0000

      1517375                              .2500
      231,200.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .0000
            7.8450                         .0000

      1517400                              .2500
      229,500.00                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                          .8450
            8.0000                         .0000
1



      1517437                              .2500
      235,713.04                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .2200
            8.0000                         .0000

      1517442                              .2500
      272,000.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .3450
            8.0000                         .0000

      1517445                              .2500
      252,000.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .3450
            8.0000                         .0000

      1517458                              .2500
      308,779.85                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .4700
            8.0000                         .0000

      1517459                              .2500
      285,710.12                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .0000
            7.3450                         .0000

      1517468                              .2500
      252,000.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .4700
            8.0000                         .0000

      1517473                              .2500
      248,000.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .3450
            8.0000                         .0000

      1517476                              .2500
      266,250.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .2200
            8.0000                         .0000
1



      1517477                              .2500
      229,500.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .4700
            8.0000                         .0000

      1517482                              .2500
      256,000.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .4700
            8.0000                         .0000

      1517486                              .2500
      375,000.00                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                          .8450
            8.0000                         .0000

      1517611                              .2500
      247,450.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .5950
            8.0000                         .0000

      1517620                              .2500
      346,089.37                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                          .2950
            8.0000                         .0000

      1517627                              .2500
      201,340.60                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .0000
            7.1700                         .0000

      1517640                              .2500
      510,921.89                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                          .2950
            8.0000                         .0000

      1517653                              .2500
      235,568.03                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .2200
            8.0000                         .0000
1



      1517770                              .2500
      248,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .0950
            8.0000                         .0000

      1517849                              .2500
      228,000.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                          .6700
            8.0000                         .0000

      1517851                              .2500
      255,300.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                          .5450
            8.0000                         .0000

      1517855                              .2500
      248,800.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .4200
            8.0000                         .0000

      1518181                              .2500
      193,600.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .5950
            8.0000                         .0000

  TOTAL NUMBER OF LOANS:      811
  TOTAL BALANCE........:        214,178,435.49


  RUN ON     : 08/26/96            RFC DISCLOSURE SYSTEM      RFFSDFIX-01
  AT         : 12.46.01            INITIAL SECURITY FEES      AMORTIZED BALANCE
  SERIES     : RFMSI I 1996-S18     FIXED SUMMARY REPORT      CUTOFF : 08/01/96
  POOL       : 0004218
             :
             :
  POOL STATUS: F

                                   WEIGHTED AVERAGES      FROM         TO
  ------------------------------------------------------------------------------
  CURR NOTE RATE                        8.5276            7.2500      9.8750
  RFC NET RATE                          8.2764            7.0000      9.1250
  NET MTG RATE(INVSTR RATE)             8.2212            6.9200      9.0450
  POST SPREAD RATE                      7.9164            6.9200      8.0000
  SUB SERV FEE                           .2512             .2500       .8750
  MSTR SERV FEE                          .0552             .0300       .0800
  ALL EXP                                .0000             .0000       .0000
  MISC EXP                               .0000             .0000       .0000
  SPREAD                                 .3049             .0000      1.0450
  STRIP                                  .0000             .0000       .0000







  TOTAL NUMBER OF LOANS:   811
  TOTAL BALANCE........:     214,178,435.49


                             ***************************
                             *      END OF REPORT      *
                             ***************************

                                   EXHIBIT G

                        FORM OF SELLER/SERVICER CONTRACT


     This Seller/Servicer Contract (as may be amended, supplemented or otherwise modified from time to time, this "Contract") is made this _________ day of _______, 19____, by and between Residential Funding Corporation, its successors and assigns ("Residential Funding") and _____________________ (the "Seller/Servicer," and, together with Residential Funding, the "parties" and each, individually, a "party").

     WHEREAS, the Seller/Servicer desires to sell Loans to, and/or service Loans for, Residential Funding, and Residential Funding desires to purchase Loans from the Seller/Servicer and/or have the Seller/Servicer service various of its Loans, pursuant to the terms of this Contract and the Residential Funding Seller and Servicer Guides incorporated herein by reference, as amended, supplemented or otherwise modified, from time to time (together, the "Guides").

     NOW, THEREFORE, in consideration of the premises, and the terms, conditions and agreements set forth below, the parties agree as follows:

1.   INCORPORATION OF GUIDES BY REFERENCE.

     The Seller/Servicer acknowledges that it has received and read the Guides. All provisions of the Guides are incorporated by reference into and made a part of this Contract, and shall be binding upon the parties; provided, however, that
                                                         --------  -------
the Seller/Servicer shall be entitled to sell Loans to and/or service Loans for Residential Funding only if and for so long as it shall have been authorized to do so by Residential Funding in writing. Specific reference in this Contract to particular provisions of the Guides and not to other provisions does not mean that those provisions of the Guides not specifically cited in this Contract are not applicable. All terms used herein shall have the same meanings as such terms have in the Guides, unless the context clearly requires otherwise.

2.   AMENDMENTS.

     This Contract may not be amended or modified orally, and no provision of this Contract may be waived or amended except in writing signed by the party against whom enforcement is sought. Such a written waiver or amendment must expressly reference this Contract. However, by their terms, the Guides may be amended or supplemented by Residential Funding from time to time. Any such amendment(s) to the Guides shall be binding upon the parties hereto.

3.   REPRESENTATIONS AND WARRANTIES.

     a.   Reciprocal Representations and Warranties.

          The Seller/Servicer and Residential Funding each represents and warrants to the other that as of the date of this Contract:

          (1) Each party is duly organized, validly existing, and in good standing under the laws of its jurisdiction of organization, is qualified, if necessary, to do business and in good standing in each jurisdiction in which it is required to be so qualified, and has the requisite power and authority to enter into this Contract and all other agreements which are contemplated by this Contract and to carry out its obligations hereunder and under the Guides and under such other agreements.

          (2) This Contract has been duly authorized, executed and delivered by each party and constitutes a valid and legally binding agreement of each party enforceable in accordance with its terms.

          (3) There is no action, proceeding or investigation pending or threatened, and no basis therefor is known to either party, that could affect the validity or prospective validity of this Contract.

          (4) Insofar as its capacity to carry out any obligation under this Contract is concerned, neither party is in violation of any charter, articles of incorporation, bylaws, mortgage, indenture, indebtedness, agreement, instrument, judgment, decree, order, statute, rule or regulation and none of the foregoing adversely affects its capacity to fulfill any of its obligations under this Contract. Its execution of, and performance pursuant to, this Contract will not result in a violation of any of the foregoing.

     b.   Seller/Servicer's Representations, Warranties and Covenants.

          In addition to the representations, warranties and covenants made by the Seller/Servicer pursuant to subparagraph (a) of this paragraph 3, the Seller/Servicer makes the representations, warranties and covenants set forth in the Guides and, upon request, agrees to deliver to Residential Funding the certified Resolution of Board of Directors which authorizes the execution and delivery of this Contract.

4.   REMEDIES OF RESIDENTIAL FUNDING.

     If an Event of Seller Default or an Event of Servicer Default shall occur, Residential Funding may, at its option, exercise one or more of those remedies set forth in the Guides.

5.   SELLER/SERVICER'S STATUS AS INDEPENDENT CONTRACTOR.

     At no time shall the Seller/Servicer represent that it is acting as an agent of Residential Funding. The Seller/Servicer shall, at all times, act as an independent contractor.

6.   PRIOR AGREEMENTS SUPERSEDED.

     This Contract restates, amends and supersedes any and all prior Seller Contracts or Servicer Contracts between the parties except that any subservicing agreement executed by the Seller/Servicer in connection with any loan-security exchange transaction shall not be affected.

7.   ASSIGNMENT.

     This Contract may not be assigned or transferred, in whole or in part, by the Seller/Servicer without the prior written consent of Residential Funding. Residential Funding may sell, assign, convey, hypothecate, pledge or in any other way transfer, in whole or in part, without restriction, its rights under this Contract and the Guides with respect to any Commitment or Loan.

8.   NOTICES.

     All notices, requests, demands or other communications that are to be given under this Contract shall be in writing, addressed to the appropriate parties and sent by telefacsimile or by overnight courier or by United States mail, postage prepaid, to the addresses and telefacsimile numbers specified below. However, another name, address and/or telefacsimile number may be substituted by the Seller/Servicer pursuant to the requirements of this paragraph 8, or Residential Funding pursuant to an amendment to the Guides.

If to Residential Funding, notices must be sent to the appropriate address or telefacsimile number specified in the Guides.

If to the Seller/Servicer, notice must be sent to:







     Attention:

     Telefacsimile Number:  (___) ___-____

9.   JURISDICTION AND VENUE.

     Each of the parties irrevocably submits to the jurisdiction of any state or federal court located in Hennepin County, Minnesota, over any action, suit or proceeding to enforce or defend any right under this Contract or otherwise arising from any loan sale or servicing relationship existing in connection with this Contract, and each of the parties irrevocably agrees that all claims in respect of any such action or proceeding may be heard or determined in such state or federal court. Each of the parties irrevocably waives the defense of an inconvenient forum to the maintenance of any such action or proceeding and any other substantive or procedural rights or remedies it may have with respect to the maintenance of any such action or proceeding in any such forum. Each of the parties agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law. Each of the parties further agrees not to institute any legal actions or proceedings against the other party or any director, officer, employee, attorney, agent or property of the other party, arising out of or relating to this Contract in any court other than as hereinabove specified in this paragraph 9.

10.  MISCELLANEOUS.

     This Contract, including all documents incorporated by reference herein, constitutes the entire understanding between the parties hereto and supersedes all other agreements, covenants, representations, warranties, understandings and communications between the parties, whether written or oral, with respect to the transactions contemplated by this Contract. All paragraph headings contained herein are for convenience only and shall not be construed as part of this Contract. Any provision of this Contract that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction, and, to this end, the provisions hereof are severable. This Contract shall be governed by, and construed and enforced in accordance with, applicable federal laws and the laws of the State of Minnesota.

     IN WITNESS WHEREOF, the duly authorized officers of the Seller/Servicer and Residential Funding have executed this Seller/Servicer Contract as of the date first above written.

ATTEST:                              SELLER/SERVICER

[Corporate Seal]


                                                    (Name of Seller/Servicer)

By:                                  By:
     (Signature)                              (Signature)


                                     By:
     (Typed Name)                                   (Typed Name)


Title:                       Title:


========================================

ATTEST:                              RESIDENTIAL FUNDING CORPORATION

By:                                  By:
     (Signature)                              (Signature)


                                     By:
     (Typed Name)                                   (Typed Name)


Title:                       Title:

                                   EXHIBIT H
                          FORMS OF REQUEST FOR RELEASE

DATE:

TO:

RE:       REQUEST FOR RELEASE OF DOCUMENTS

In connection with the administration of the pool of Mortgage Loans held by you for the referenced pool, we request the release of the Mortgage Loan File described below.

Pooling and Servicing Agreement Dated:
Series#:
Account#:
Pool#:
Loan#:
Borrower Name(s):
Reason for Document Request: (circle one)  Mortgage Loan Prepaid in Full
                                    Mortgage Loan Repurchased

"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing Agreement."


Residential Funding Corporation
Authorized Signature

****************************************************************

TO CUSTODIAN/TRUSTEE: Please acknowledge this request, and check off documents being enclosed with a copy of this form. You should retain this form for your files in accordance with the terms of the Pooling and Servicing Agreement.

          Enclosed Documents: [ ] Promissory Note
                              [ ] Primary Insurance Policy
                              [ ] Mortgage or Deed of Trust
                              [ ] Assignment(s) of Mortgage or Deed of Trust
                              [ ] Title Insurance Policy
                              [ ] Other:


Name

Title

Date

                                  EXHIBIT I-1

                    FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF     )
             : ss.:
COUNTY OF    )

          [NAME OF OFFICER], being first duly sworn, deposes and says:

          1. That he is [Title of Officer] of [Name of Owner] (record or beneficial owner of the Mortgage Pass-Through Certificates, Series 1996-S18, Class R (the "Owner")), a [savings institution] [corporation] duly organized and existing under the laws of [the State of __________________] [the United States], on behalf of which he makes this affidavit and agreement.

          2. That the Owner (i) is not and will not be a "disqualified organization" as of [date of transfer] within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the "Code"), (ii) will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class [R-I][R-II] Certificates, and (iii) is acquiring the Class [R-I][R-II] Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a "disqualified organization" means the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

          3. That the Owner is aware (i) of the tax that would be imposed on transfers of Class [R-I][R-II] Certificates to disqualified organizations under the Code, that applies to all transfers of Class [R-I][R-II] Certificates after March 31, 1988; (ii) that such tax would be on the transferor, or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent; (iii) that the person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class [R-I][R-II] Certificates may be "noneconomic residual interests" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

          4. That the Owner is aware of the tax imposed on a "pass-through entity" holding Class [R-I][R-II] Certificates if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

          [5. The Purchaser is not an employee benefit plan or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or an investment manager, named fiduciary or a trustee of any such plan, or any other Person acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any such plan.]

          6. That the Owner is aware that the Trustee will not register the transfer of any Class [R-I][R-II] Certificates unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

          7. That the Owner has reviewed the restrictions set forth on the face of the Class [R-I][R-II] Certificates and the provisions of Section 5.02(f) of the Pooling and Servicing Agreement under which the Class [R-I][R-II] Certificates were issued (in particular, clause (iii)(A) and (iii)(B) of Section 5.02(f) which authorize the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event the Owner holds such Certificates in violation of Section 5.02(f)). The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

          8. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class [R-I][R-II] Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

          9. The Owner's Taxpayer Identification Number is ______________.

          10. This affidavit and agreement relates only to the Class [R-I][R-II] Certificates held by the Owner and not to any other holder of the Class [R-I][R-II] Certificates. The Owner understands that the liabilities described herein relate only to the Class [R-I][R-II] Certificates.

          11. That no purpose of the Owner relating to the transfer of any of the Class [R-I][R-II] Certificates by the Owner is or will be to impede the assessment or collection of any tax.

          12. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding. In this regard, the Owner hereby represents to and for the benefit of the person from whom it acquired the Class [R-I][R-II] Certificate that the Owner intends to pay taxes

                                     I-1-2
associated with holding such Class [R-I][R-II] Certificate as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class [R-I][R-II] Certificate.

          13. That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Class [R-I][R-II] Certificates remain outstanding.

          14. The Owner is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

                                     I-1-3

          IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this ____ day of _______________, 199__.

                                 [NAME OF OWNER]


                                 By:
                                 [Name of Officer]
                                 [Title of Officer]
[Corporate Seal]

ATTEST:



[Assistant] Secretary



          Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

          Subscribed and sworn before me this ____ day of ________________, 199__.




                              NOTARY PUBLIC

                              COUNTY OF
                              STATE OF
                              My Commission expires the ____ day of
                              _______________, 19__.

                                     I-1-4

                                  EXHIBIT I-2

                         FORM OF TRANSFEROR CERTIFICATE


                                 __________________, 19__


Residential Funding Mortgage
 Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota  55437

The First National Bank of Chicago
One North State Street
Chicago, Illinois  60602

Attention:  Residential Funding Corporation Series 1996-S18

          Re:  Mortgage Pass-Through Certificates,
               Series 1996-S18, Class [R-I][R-II]
               -----------------------------------

Ladies and Gentlemen:

          This letter is delivered to you in connection with the transfer by _______________________________ (the "Seller") to
_______________________________ (the "Purchaser") of $_____________ Initial
Certificate Principal Balance of Mortgage Pass-Through Certificates, Series 1996-S18, Class [R-I][R-II] (the "Certificates"), pursuant to Section 5.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of August 1, 1996 among Residential Funding Mortgage Securities I, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and The First National Bank of Chicago, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

          1. No purpose of the Seller relating to the transfer of the Certificate by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

          2. The Seller understands that the Purchaser has delivered to the Trustee and the Master Servicer a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit I-1. The Seller does not know or believe that any representation contained therein is false.

          3. The Seller has at the time of the transfer conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by Treasury Regulations Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Seller has determined that the Purchaser has historically paid its debts as they become due and has found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future. The Seller understands that the transfer of a Class [R-I][R-II] Certificate may not be respected for United States income tax purposes (and the Seller may continue to be liable for United States income taxes associated therewith) unless the Seller has conducted such an investigation.

          4. The Seller has no actual knowledge that the proposed Transferee is not both a United States Person and a Permitted Transferee.

                                 Very truly yours,




                                 (Seller)


                                 By:
                                 Name:
                                 Title:

                                     I-2-2

                                   EXHIBIT J

                     FORM OF INVESTOR REPRESENTATION LETTER

                        ______________, 19__

Residential Funding Mortgage
 Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, MN 55437

The First National Bank of Chicago
One North State Street
Chicago, Illinois  60602

Attention:  Residential Funding Corporation Series 1996-S18

          RE:  Mortgage Pass-Through Certificates,
               Series 1996-S18, [Class B-]
               -----------------------------

Ladies and Gentlemen:

          _________________________ (the "Purchaser") intends to purchase from
___________________________ (the "Seller") $_____________ Initial Certificate
Principal Balance of Mortgage Pass-Through Certificates, Series 1996-S18, Class __ (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of August 1, 1996 among Residential Funding Mortgage Securities I, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and The First National Bank of Chicago, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

               1. The Purchaser understands that (a) the Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state securities law, (b) the Company is not required to so register or qualify the Certificates,
          (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available,
          (d) the Pooling and Servicing Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

               2. The Purchaser is acquiring the Certificates for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

               3. The Purchaser is (a) a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

               4. The Purchaser has been furnished with, and has had an opportunity to review (a) [a copy of the Private Placement Memorandum, dated ___________________, 19__, relating to the Certificates (b)] a copy of the Pooling and Servicing Agreement and [b] [c] such other information concerning the Certificates, the Mortgage Loans and the Company as has been requested by the Purchaser from the Company or the Seller and is relevant to the Purchaser's decision to purchase the Certificates. The Purchaser has had any questions arising from such review answered by the Company or the Seller to the satisfaction of the Purchaser. [If the Purchaser did not purchase the Certificates from the Seller in connection with the initial distribution of the Certificates and was provided with a copy of the Private Placement Memorandum (the "Memorandum") relating to the original sale (the "Original Sale") of the Certificates by the Company, the Purchaser acknowledges that such Memorandum was provided to it by the Seller, that the Memorandum was prepared by the Company solely for use in connection with the Original Sale and the Company did not participate in or facilitate in any way the purchase of the Certificates by the Purchaser from the Seller, and the Purchaser agrees that it will look solely to the Seller and not to the Company with respect to any damage, liability, claim or expense arising out of, resulting from or in connection with (a) error or omission, or alleged error or omission, contained in the Memorandum, or (b) any information, development or event arising after the date of the Memorandum.]

               5. The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

               [6.  The Purchaser

                    (a) is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan; or

                    (b) is an insurance company, the source of funds to be used by it to purchase the Certificates is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Section III of PTCE 95-60.]

                                 Very truly yours,

                                 -----------------------------------------------

                                 By:____________________________________________
                                 Name:__________________________________________
                                 Title:_________________________________________

                                   EXHIBIT K

                    FORM OF TRANSFEROR REPRESENTATION LETTER



                              _________, 19__


Residential Funding Mortgage
 Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, MN 55437

The First National Bank of Chicago
One North State Street
Chicago, Illinois  60602

Attention: Residential Funding Corporation Series 1996-S18

          Re:  Mortgage Pass-Through Certificates,
               Series 1996-S18, [Class B-]
               -------------------------------

Ladies and Gentlemen:

          In connection with the sale by _____________(the "Seller") to __________________ (the "Purchaser") of $___________ Initial Certificate
Principal Balance of Mortgage Pass-Through Certificates, Series 1996-S18, Class

  (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of August 1, 1996 among Residential Funding Mortgage Securities I, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and The First National Bank of Chicago, as trustee (the "Trustee"). The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

          Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) has made any general solicitation by means of general advertising or in any other manner, or
(e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the "Act"), that would render the disposition of any Certificate a violation of

Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Seller will not act, in any manner set forth in the foregoing sentence with respect to any Certificate. The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                        Very truly yours,

                        ---------------------------------------
                        (Seller)



                        By:_____________________________________
                        Name:___________________________________
                        Title:__________________________________

                                   EXHIBIT L

                 [FORM OF RULE 144A INVESTMENT REPRESENTATION]


            Description of Rule 144A Securities, including numbers:
                _______________________________________________
                _______________________________________________
                _______________________________________________
                _______________________________________________


          The undersigned seller, as registered holder (the "Seller"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

          1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

          2. The Buyer warrants and represents to, and covenants with, the Seller, the Trustee and the Master Servicer (as defined in the Pooling and Servicing Agreement (the "Agreement"), dated as of August 1, 1996 among Residential Funding Corporation as Master Servicer, Residential Funding Mortgage Securities I, Inc. as depositor pursuant to Section 5.02 of the Agreement and The First National Bank of Chicago, as trustee, as follows:

              a. The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

              b. The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

              c. The Buyer has been furnished with all information regarding the Rule 144A Securities that it has requested from the Seller, the Trustee or the Servicer.

              d. Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

              e. The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

          [3.  The Buyer

              a. is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan; or

              b. is an insurance company, the source of funds to be used by it to purchase the Certificates is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Section III of PTCE 95-60.]

          4. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

          IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.



Print Name of Seller                   Print Name of Buyer

By:____________________________        By:____________________________
Name:__________________________        Name:__________________________
Title:_________________________        Title:_________________________

Taxpayer Identification:               Taxpayer Identification:

No.____________________________        No.____________________________

Date:__________________________        Date:__________________________

                                                            ANNEX 1 TO EXHIBIT L
                                                            --------------------


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
            --------------------------------------------------------

            [For Buyers Other Than Registered Investment Companies]

       The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

       1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

       2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $______________________ in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

  ___  Corporation, etc.  The Buyer is a corporation (other than a bank, savings
       -----------------
       and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in
       Section 501(c)(3) of the Internal Revenue Code.

  ___  Bank.  The Buyer (a) is a national bank or banking institution organized
       ----
       under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.
                             ----------------------------------

  ___  Savings and Loan.  The Buyer (a) is a savings and loan association,
       ----------------
       building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

  ___  Broker-Dealer.  The Buyer is a dealer registered pursuant to Section 15
       -------------
       of the Securities Exchange Act of 1934.

  ___  Insurance Company.  The Buyer is an insurance company whose primary and
       -----------------
       predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

  ___  State or Local Plan.  The Buyer is a plan established and maintained by a
       -------------------
       State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

  ___  ERISA Plan.  The Buyer is an employee benefit plan within the meaning of
       ----------
       Title I of the Employee Retirement Income Security Act of 1974.

  ___  Investment Adviser.   The Buyer is an investment adviser registered under
       ------------------
       the Investment Advisers Act of 1940.

  ___  SBIC.  The Buyer is a Small Business Investment Company licensed by the
       ----
       U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

  ___  Business Development Company.  The Buyer is a business development
       ----------------------------
       company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

  ___  Trust Fund.  The Buyer is a trust fund whose trustee is a bank or trust
       ----------
       company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

       3. The term "securities" as used herein does not include (i) securities
                    ----------                 ----------------
of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer,
(iii) bank deposit notes and certificates of deposit, (iv) loan participations,
(v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

       4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

       5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

 ___     ___        Will the Buyer be purchasing the Rule 144A
 Yes     No         Securities only for the Buyer's own account?

       6. If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

       7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.


                                        Print Name of Buyer

                                        By:____________________________
                                        Name:__________________________
                                        Title:_________________________

                                        Date:__________________________

                                                            ANNEX 2 TO EXHIBIT L
                                                            --------------------


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
            --------------------------------------------------------

             [For Buyers That Are Registered Investment Companies]


          The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

          1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

          2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

____ The Buyer owned $___________________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

____ The Buyer is part of a Family of Investment Companies which owned in the aggregate $______________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule
          144A).

          3.   The term "Family of Investment Companies" as used herein means
                         ------------------------------
two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

          4.   The term "securities" as used herein does not include (i)
                         ----------
securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

          5. The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

          6. The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                                        _______________________________
                                        Print Name of Buyer

                                        By:____________________________
                                          Name:________________________
                                          Title:_______________________

                                        IF AN ADVISER:


                                        _______________________________
                                        Print Name of Buyer


                                        Date:__________________________

                                   EXHIBIT M

                  [TEXT OF AMENDMENT TO POOLING AND SERVICING
                  AGREEMENT PURSUANT TO SECTION 12.01(E) FOR A
                               LIMITED GUARANTY]


                                  ARTICLE XII

            Subordinate Certificate Loss Coverage; Limited Guaranty

          Section 12.01.  Subordinate Certificate Loss Coverage; Limited
                          ----------------------------------------------
Guaranty.  (a) Subject to subsection (c) below, prior to the later of the third
- --------
Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether it or any Subservicer will be entitled to any reimbursement pursuant to Section 4.02(a) on such Distribution Date for Advances or Subservicer Advances previously made, (which will not be Advances or Subservicer Advances that were made with respect to delinquencies which were subsequently determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses) and, if so, the Master Servicer shall demand payment from Residential Funding of an amount equal to the amount of any Advances or Subservicer Advances reimbursed pursuant to
Section 4.02(a), to the extent such Advances or Subservicer Advances have not been included in the amount of the Realized Loss in the related Mortgage Loan, and shall distribute the same to the Class B Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02(a).

          (b) Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether any Realized Losses (other than Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses) will be allocated to the Class B Certificates on such Distribution Date pursuant to Section 4.05, and, if so, the Master Servicer shall demand payment from Residential Funding of the amount of such Realized Loss and shall distribute the same to the Class B Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02(a); provided, however, that the amount of such demand in respect of any Distribution
- --------  -------
Date shall in no event be greater than the sum of (i) the additional amount of Accrued Certificate Interest that would have been paid for the Class B Certificateholders on such Distribution Date had such Realized Loss or Losses not occurred plus (ii) the amount of the reduction in the Certificate Principal Balances of the Class B Certificates on such Distribution Date due to such Realized Loss or Losses. Notwithstanding such payment, such Realized Losses shall be deemed to have been borne by the Certificateholders for purposes of
Section 4.05. Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses allocated to the Class B Certificates will not be covered by the Subordinate Certificate Loss Obligation.

          (c) Demands for payments pursuant to this Section shall be made prior to the later of the third Business Day prior to each Distribution Date or the related Determination

Date by the Master Servicer with written notice thereof to the Trustee. The maximum amount that Residential Funding shall be required to pay pursuant to this Section on any Distribution Date (the "Amount Available") shall be equal to the lesser of (X) _______________ minus the sum of (i) all previous payments made under subsections (a) and (b) hereof and (ii) all draws under the Limited Guaranty made in lieu of such payments as described below in subsection (d) and
(Y) the then outstanding Certificate Principal Balances of the Class B Certificates, or such lower amount as may be established pursuant to Section
12.02. Residential Funding's obligations as described in this Section are referred to herein as the "Subordinate Certificate Loss Obligation."

          (d) The Trustee will promptly notify General Motors Acceptance Corporation of any failure of Residential Funding to make any payments hereunder and shall demand payment pursuant to the limited guaranty (the "Limited Guaranty"), executed by General Motors Acceptance Corporation, of Residential Funding's obligation to make payments pursuant to this Section, in an amount equal to the lesser of (i) the Amount Available and (ii) such required payments, by delivering to General Motors Acceptance Corporation a written demand for payment by wire transfer, not later than the second Business Day prior to the Distribution Date for such month, with a copy to the Master Servicer.

          (e) All payments made by Residential Funding pursuant to this Section or amounts paid under the Limited Guaranty shall be deposited directly in the Certificate Account, for distribution on the Distribution Date for such month to the Class B Certificateholders.

          (f) The Company shall have the option, in its sole discretion, to substitute for either or both of the Limited Guaranty or the Subordinate Certificate Loss Obligation another instrument in the form of a corporate guaranty, an irrevocable letter of credit, a surety bond, insurance policy or similar instrument or a reserve fund; provided that (i) the Company obtains (subject to the provisions of Section 10.01(f) as if the Company was substituted for the Master Servicer solely for the purposes of such provision) an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that obtaining such substitute corporate guaranty, irrevocable letter of credit, surety bond, insurance policy or similar instrument or reserve fund will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under
Section 860(F)(a)(1) of the Code or on "contributions after the startup date" under Section 860(G)(d)(1) of the Code or (b) either REMIC I or REMIC II to fail to qualify as a REMIC at any time that any Certificate is outstanding, and (ii) no such substitution shall be made unless (A) the substitute Limited Guaranty or Subordinate Certificate Loss Obligation is for an initial amount not less than the then current Amount Available and contains provisions that are in all material respects equivalent to the original Limited Guaranty or Subordinate Certificate Loss Obligation (including that no portion of the fees, reimbursements or other obligations under any such instrument will be borne by the Trust Fund), (B) the long term debt obligations of any obligor of any substitute Limited Guaranty or Subordinate Certificate Loss Obligation (if not supported by the Limited Guaranty) shall be rated at least the lesser of (a) the rating of the long term debt obligations of General Motors Acceptance Corporation as of the date of issuance of the Limited Guaranty and (b) the rating of the long term debt obligations of

General Motors Acceptance Corporation at the date of such substitution and (C) the Company obtains written confirmation from each nationally recognized credit rating agency that rated the Class B Certificates at the request of the Company that such substitution shall not lower the rating on the Class B Certificates below the lesser of (a) the then-current rating assigned to the Class B Certificates by such rating agency and (b) the original rating assigned to the Class B Certificates by such rating agency. Any replacement of the Limited Guaranty or Subordinate Certificate Loss Obligation pursuant to this Section shall be accompanied by a written Opinion of Counsel to the substitute guarantor or obligor, addressed to the Master Servicer and the Trustee, that such substitute instrument constitutes a legal, valid and binding obligation of the substitute guarantor or obligor, enforceable in accordance with its terms, and concerning such other matters as the Master Servicer and the Trustee shall reasonably request. Neither the Company, the Master Servicer nor the Trustee shall be obligated to substitute for or replace the Limited Guaranty or Subordinate Certificate Loss Obligation under any circumstance.

          Section 12.02.  Amendments Relating to the Limited Guaranty.
                          -------------------------------------------
Notwithstanding Sections 12.01 or 12.01: (i) the provisions of this Article XII may be amended, superseded or deleted, (ii) the Limited Guaranty or Subordinate Certificate Loss Obligation may be amended, reduced or canceled, and (iii) any other provision of this Agreement which is related or incidental to the matters described in this Article XII may be amended in any manner; in each case by written instrument executed or consented to by the Company and Residential Funding but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of, the Master Servicer or the Trustee, as applicable; provided that the Company shall also obtain a letter from each nationally recognized credit rating agency that rated the Class B Certificates at the request of the Company to the effect that such amendment, reduction, deletion or cancellation will not lower the rating on the Class B Certificates below the lesser of (a) the then-current rating assigned to the Class B Certificates by such rating agency and
(b) the original rating assigned to the Class B Certificates by such rating agency, unless (A) the Holder of 100% of the Class B Certificates is Residential Funding or an Affiliate of Residential Funding, or (B) such amendment, reduction, deletion or cancellation is made in accordance with Section 12.01(e) and, provided further that the Company obtains (subject to the provisions of Section 10.01(f) as if the Company was substituted for the Master Servicer solely for the purposes of such provision), in the case of a material amendment or supersession (but not a reduction, cancellation or deletion of the Limited Guaranty or the Subordinate Certificate Loss Obligation), an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment or supersession will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or
(b) either REMIC I or REMIC II to fail to qualify as a REMIC at any time that any Certificate is outstanding. A copy of any such instrument shall be provided to the Trustee and the Master Servicer together with an Opinion of Counsel that such amendment complies with this Section 12.02.

                                   EXHIBIT N

                           [FORM OF LIMITED GUARANTY]

                                LIMITED GUARANTY

                RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

                       Mortgage Pass-Through Certificates
                                Series 1996-S18


                                           __________________, 199__


The First National Bank of Chicago
One North State Street
Chicago, Illinois  60602

Attention:  Residential Funding Corporation Series 1996-S18

Ladies and Gentlemen:

          WHEREAS, Residential Funding Corporation, a Delaware corporation ("Residential Funding"), an indirect wholly-owned subsidiary of General Motors Acceptance Corporation, a New York corporation ("GMAC"), plans to incur certain obligations as described under Section 12.01 of the Pooling and Servicing Agreement dated as of August 1, 1996 (the "Servicing Agreement"), among Residential Funding Mortgage Securities I, Inc. (the "Company"), Residential Funding and The First National Bank of Chicago (the "Trustee") as amended by Amendment No. ___ thereto, dated as of ________, with respect to the Mortgage Pass-Through Certificates, Series 1996-S18 (the "Certificates"); and

          WHEREAS, pursuant to Section 12.01 of the Servicing Agreement, Residential Funding agrees to make payments to the Holders of the Class B Certificates with respect to certain losses on the Mortgage Loans as described in the Servicing Agreement; and

          WHEREAS, GMAC desires to provide certain assurances with respect to the ability of Residential Funding to secure sufficient funds and faithfully to perform its Subordinate Certificate Loss Obligation;

          NOW THEREFORE, in consideration of the premises herein contained and certain other good and valuable consideration, the receipt of which is hereby acknowledged, GMAC agrees as follows:

          1.   Provision of Funds.  (a) GMAC agrees to contribute and deposit in
               ------------------
the Certificate Account on behalf of Residential Funding (or otherwise provide to Residential

Funding, or to cause to be made available to Residential Funding), either directly or through a subsidiary, in any case prior to the related Distribution Date, such moneys as may be required by Residential Funding to perform its Subordinate Certificate Loss Obligation when and as the same arises from time to time upon the demand of the Trustee in accordance with Section 12.01 of the Servicing Agreement.

          (b) The agreement set forth in the preceding clause (a) shall be absolute, irrevocable and unconditional and shall not be affected by the transfer by GMAC or any other person of all or any part of its or their interest in Residential Funding, by any insolvency, bankruptcy, dissolution or other proceeding affecting Residential Funding or any other person, by any defense or right of counterclaim, set-off or recoupment that GMAC may have against Residential Funding or any other person or by any other fact or circumstance. Notwithstanding the foregoing, GMAC's obligations under clause (a) shall terminate upon the earlier of (x) substitution for this Limited Guaranty pursuant to Section 12.01(f) of the Servicing Agreement, or (y) the termination of the Trust Fund pursuant to the Servicing Agreement.

          2.   Waiver.  GMAC hereby waives any failure or delay on the part of
               ------
Residential Funding, the Trustee or any other person in asserting or enforcing any rights or in making any claims or demands hereunder. Any defective or partial exercise of any such rights shall not preclude any other or further exercise of that or any other such right. GMAC further waives demand, presentment, notice of default, protest, notice of acceptance and any other notices with respect to this Limited Guaranty, including, without limitation, those of action or nonaction on the part of Residential Funding or the Trustee.

          3.   Modification, Amendment and Termination.  This Limited Guaranty
               ---------------------------------------
may be modified, amended or terminated only by the written agreement of GMAC and the Trustee and only if such modification, amendment or termination is permitted under Section 12.02 of the Servicing Agreement. The obligations of GMAC under this Limited Guaranty shall continue and remain in effect so long as the Servicing Agreement is not modified or amended in any way that might affect the obligations of GMAC under this Limited Guaranty without the prior written consent of GMAC.

          4.   Successor.  Except as otherwise expressly provided herein, the
               ---------
guarantee herein set forth shall be binding upon GMAC and its respective successors.

          5.   Governing Law.  This Limited Guaranty shall be governed by the
               -------------
laws of the State of New York.

          6.   Authorization and Reliance.  GMAC understands that a copy of this
               --------------------------
Limited Guaranty shall be delivered to the Trustee in connection with the execution of Amendment No. 1 to the Servicing Agreement and GMAC hereby authorizes the Company and the Trustee to rely on the covenants and agreements set forth herein.

          7.   Definitions.  Capitalized terms used but not otherwise defined
               -----------
herein shall have the meaning given them in the Servicing Agreement.

          8.  Counterparts.  This Limited Guaranty may be executed in any number
              ------------
of counterparts, each of which shall be deemed to be an original and such counterparts shall constitute but one and the same instrument.

          IN WITNESS WHEREOF, GMAC has caused this Limited Guaranty to be executed and delivered by its respective officers thereunto duly authorized as of the day and year first above written.

                              GENERAL MOTORS ACCEPTANCE
                              CORPORATION


                              By:
                              Name:
                              Title:


Acknowledged by:

THE FIRST NATIONAL BANK OF CHICAGO,
 as Trustee


By:____________________________________
Name:__________________________________
Title:_________________________________


RESIDENTIAL FUNDING MORTGAGE
 SECURITIES I, INC.


By:_____________________________________
Name:___________________________________
Title:__________________________________

                                   EXHIBIT O

          FORM OF LENDER CERTIFICATION FOR ASSIGNMENT OF MORTGAGE LOAN


                                 __________________, 19____

Residential Funding Mortgage
 Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota  55437

The First National Bank of Chicago
One North State Street
Chicago, Illinois  60602

Attention:  Residential Funding Corporation Series 1996-S18

          Re: Mortgage Pass-Through Certificates, Series 1996-S18 Assignment of Mortgage Loan


Ladies and Gentlemen:

          This letter is delivered to you in connection with the assignment by _________________ (the "Trustee") to _______________________ (the "Lender") of
_______________ (the "Mortgage Loan") pursuant to Section 3.13(d) of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of August 1, 1996 among Residential Funding Mortgage Securities I, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and the Trustee. All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Lender hereby certifies, represents and warrants to, and covenants with, the Master Servicer and the Trustee that:

      (i) the Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction;

     (ii) the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws;

     (iii) the Mortgage Loan following the proposed assignment will be modified to have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and

     (iv) such assignment is at the request of the borrower under the related Mortgage Loan.

                              Very truly yours,


                              --------------------------------
                              (Lender)

                              By:_____________________________
                              Name:___________________________
                              Title:__________________________

                                   EXHIBIT P

                        SCHEDULE OF DISCOUNT FRACTIONS

Schedule of Discount Fractions

     PRINCIPAL NET MORTGAGE   DISCOUNT  PO
LOAN #    BALANCE   RATE FRACTION  BALANCE
1515341   258,140.75     6.920     13.5000000000% 34,849.00
1516633   290,122.60     6.920     13.5000000000% 39,166.55
1516689   459,284.61     7.045     11.9375000000% 54,827.10
1517158   391,099.64     7.045     11.9375000000% 46,687.52
1512361   275,982.87     7.095     11.3125000000% 31,220.56
1515564   234,814.37     7.170     10.3750000000% 24,361.99
1516716   244,265.83     7.170     10.3750000000% 25,342.58
1516860   102,247.53     7.170     10.3750000000% 10,608.18
1517627   201,340.60     7.170     10.3750000000% 20,889.09
1513929   246,109.70     7.220     9.7500000000%  23,995.70
1514021   264,205.91     7.220     9.7500000000%  25,760.08
1515351   319,550.21     7.295     8.8125000000%  28,160.36
1516973   387,835.99     7.295     8.8125000000%  34,178.05
1470520   325,750.38     7.345     8.1875000000%  26,670.81
1506771   291,788.66     7.345     8.1875000000%  23,890.20
1508609   235,200.00     7.345     8.1875000000%  19,257.00
1509839   174,873.34     7.345     8.1875000000%  14,317.75
1512606   251,873.46     7.345     8.1875000000%  20,622.14
1517459   285,710.12     7.345     8.1875000000%  23,392.52
1517131   499,290.50     7.410     7.3750000000%  36,822.67
1515310   291,075.80     7.420     7.2500000000%  21,103.00
1515323   335,782.89     7.420     7.2500000000%  24,344.26
1515325   275,910.76     7.420     7.2500000000%  20,003.53
1516510   233,034.86     7.420     7.2500000000%  16,895.03
1516560   324,770.62     7.420     7.2500000000%  23,545.87
1516906   264,535.94     7.420     7.2500000000%  19,178.86
1516908   316,235.54     7.420     7.2500000000%  22,927.08
1516923   413,507.94     7.420     7.2500000000%  29,979.33
1517166   402,261.29     7.420     7.2500000000%  29,163.94
1489813   649,079.51     7.470     6.6250000000%  43,001.52
1498018   318,048.97     7.470     6.6250000000%  21,070.74
1513951   266,045.52     7.470     6.6250000000%  17,625.52
1513977   332,984.39     7.470     6.6250000000%  22,060.22
1514128   262,877.20     7.470     6.6250000000%  17,415.61
1515055   229,737.73     7.470     6.6250000000%  15,220.12
1483171   797,775.99     7.545     5.6875000000%  45,373.51
1513613   315,121.52     7.545     5.6875000000%  17,922.54
1515304   124,740.22     7.545     5.6875000000%  7,094.60
1515335   267,633.39     7.545     5.6875000000%  15,221.65
1515352   287,401.49     7.545     5.6875000000%  16,345.96
1515363   498,960.91     7.545     5.6875000000%  28,378.40
1515377   269,887.97     7.545     5.6875000000%  15,349.88
1515562   260,000.00     7.545     5.6875000000%  14,787.50
1516441   674,535.47     7.545     5.6875000000%  38,364.20
1516537   259,821.07     7.545     5.6875000000%  14,777.32
1516593   277,408.96     7.545     5.6875000000%  15,777.63
1516639   227,884.87     7.545     5.6875000000%  12,960.95
1516641   299,585.73     7.545     5.6875000000%  17,038.94
1516656   243,035.42     7.545     5.6875000000%  13,822.64
1516695   309,971.36     7.545     5.6875000000%  17,629.62
1516726   235,509.53     7.545     5.6875000000%  13,394.60
1516756   227,526.17     7.545     5.6875000000%  12,940.55
1516787   253,721.63     7.545     5.6875000000%  14,430.42
1516885   81,829.58 7.545     5.6875000000%  4,654.06
1516914   299,576.13     7.545     5.6875000000%  17,038.39
1516974   287,199.36     7.545     5.6875000000%  16,334.46
1517151   273,611.57     7.545     5.6875000000%  15,561.66
1517155   178,329.86     7.545     5.6875000000%  10,142.51
1517157   382,936.28     7.545     5.6875000000%  21,779.50
1499710   243,663.06     7.595     5.0625000000%  12,335.44
1506830   333,670.21     7.595     5.0625000000%  16,892.05
1508364   171,313.10     7.595     5.0625000000%  8,672.73
1513897   301,445.39     7.595     5.0625000000%  15,260.67
1513947   270,696.54     7.595     5.0625000000%  13,704.01
1515050   237,336.55     7.595     5.0625000000%  12,015.16
1515072   222,996.42     7.595     5.0625000000%  11,289.19
1515081   333,370.41     7.595     5.0625000000%  16,876.88
1515273   284,000.00     7.595     5.0625000000%  14,377.50
1517030   264,574.34     7.595     5.0625000000%  13,394.08
1517034   348,779.76     7.595     5.0625000000%  17,656.98
1515315   249,493.41     7.670     4.1250000000%  10,291.60
1515332   422,961.78     7.670     4.1250000000%  17,447.17
1515350   298,621.29     7.670     4.1250000000%  12,318.13
1516296   347,766.49     7.670     4.1250000000%  14,345.37
1516564   218,153.52     7.670     4.1250000000%  8,998.83
1516690   355,278.61     7.670     4.1250000000%  14,655.24
1516723   368,752.41     7.670     4.1250000000%  15,211.04
1516739   429,711.48     7.670     4.1250000000%  17,725.60
1516762   279,432.58     7.670     4.1250000000%  11,526.59
1516812   395,466.81     7.670     4.1250000000%  16,313.01
1516871   89,539.87 7.670     4.1250000000%  3,693.52
1516873   211,132.11     7.670     4.1250000000%  8,709.20
1516976   55,886.51 7.670     4.1250000000%  2,305.32
1517138   335,476.36     7.670     4.1250000000%  13,838.40
1517144   299,798.70     7.670     4.1250000000%  12,366.70
1517170   289,213.84     7.670     4.1250000000%  11,930.07
1517156   499,332.47     7.712     3.6000000000%  17,975.97
1483706   184,525.30     7.720     3.5000000000%  6,458.39
1501685   439,108.40     7.720     3.5000000000%  15,368.79
1511524   371,750.40     7.720     3.5000000000%  13,011.26
1511602   299,596.08     7.720     3.5000000000%  10,485.86
1512805   196,667.95     7.720     3.5000000000%  6,883.38
1513325   284,031.02     7.720     3.5000000000%  9,941.09
1513934   246,984.76     7.720     3.5000000000%  8,644.47
1513942   250,968.41     7.720     3.5000000000%  8,783.89
1514034   249,493.41     7.720     3.5000000000%  8,732.27
1514070   249,000.53     7.720     3.5000000000%  8,715.02
1515059   261,424.47     7.720     3.5000000000%  9,149.86
1516154   232,000.00     7.720     3.5000000000%  8,120.00
1515309   283,127.85     7.795     2.5625000000%  7,255.15
1515314   798,949.83     7.795     2.5625000000%  20,473.09
1515345   231,691.33     7.795     2.5625000000%  5,937.09
1515354   273,957.64     7.795     2.5625000000%  7,020.16
1515369   251,252.60     7.795     2.5625000000%  6,438.35
1515371   329,204.43     7.795     2.5625000000%  8,435.86
1515565   253,633.98     7.795     2.5625000000%  6,499.37
1515566   323,788.05     7.795     2.5625000000%  8,297.07
1516309   275,319.78     7.795     2.5625000000%  7,055.07
1516512   254,246.69     7.795     2.5625000000%  6,515.07
1516525   251,609.08     7.795     2.5625000000%  6,447.48
1516545   375,754.04     7.795     2.5625000000%  9,628.70
1516637   359,764.51     7.795     2.5625000000%  9,218.97
1516658   343,219.44     7.795     2.5625000000%  8,795.00
1516731   519,317.38     7.795     2.5625000000%  13,307.51
1516759   460,485.81     7.795     2.5625000000%  11,799.95
1516785   305,244.38     7.795     2.5625000000%  7,821.89
1516912   579,238.61     7.795     2.5625000000%  14,842.99
1516921   225,303.84     7.795     2.5625000000%  5,773.41
1516970   266,849.25     7.795     2.5625000000%  6,838.01
1517081   341,687.31     7.795     2.5625000000%  8,755.74
1517134   307,595.67     7.795     2.5625000000%  7,882.14
1517159   464,222.74     7.795     2.5625000000%  11,895.71
1514783   232,000.00     7.820     2.2500000000%  5,220.00
1461788   75,592.72 7.845     1.9375000000%  1,464.61
1500764   181,481.20     7.845     1.9375000000%  3,516.20
1500940   249,836.46     7.845     1.9375000000%  4,840.58
1508658   309,000.00     7.845     1.9375000000%  5,986.88
1509343   600,000.00     7.845     1.9375000000%  11,625.00
1509536   384,919.61     7.845     1.9375000000%  7,457.82
1509831   327,883.08     7.845     1.9375000000%  6,352.73
1512067   344,000.00     7.845     1.9375000000%  6,665.00
1512220   224,852.82     7.845     1.9375000000%  4,356.52
1513512   366,437.86     7.845     1.9375000000%  7,099.73
1513691   289,810.29     7.845     1.9375000000%  5,615.07
1513881   286,412.52     7.845     1.9375000000%  5,549.24
1513883   292,000.00     7.845     1.9375000000%  5,657.50
1514122   227,850.86     7.845     1.9375000000%  4,414.61
1514683   249,836.46     7.845     1.9375000000%  4,840.58
1514710   94,937.85 7.845     1.9375000000%  1,839.42
1515075   234,496.51     7.845     1.9375000000%  4,543.37
1515079   246,738.49     7.845     1.9375000000%  4,780.56
1515946   215,758.76     7.845     1.9375000000%  4,180.33
1517375   231,200.00     7.845     1.9375000000%  4,479.50
1514835   252,635.47     7.870     1.6250000000%  4,105.33
1478651   755,517.92     7.920     1.0000000000%  7,555.18
1515334   998,720.28     7.920     1.0000000000%  9,987.20
1515360   107,861.79     7.920     1.0000000000%  1,078.62
1515362   479,693.92     7.920     1.0000000000%  4,796.94
1515370   221,073.33     7.920     1.0000000000%  2,210.73
1516283   249,840.58     7.920     1.0000000000%  2,498.41
1516318   255,836.75     7.920     1.0000000000%  2,558.37
1516351   349,776.82     7.920     1.0000000000%  3,497.77
1516470   290,250.00     7.920     1.0000000000%  2,902.50
1516492   287,816.35     7.920     1.0000000000%  2,878.16
1516495   230,402.98     7.920     1.0000000000%  2,304.03
1516505   269,827.83     7.920     1.0000000000%  2,698.28
1516528   273,825.28     7.920     1.0000000000%  2,738.25
1516553   394,972.48     7.920     1.0000000000%  3,949.72
1516589   279,360.85     7.920     1.0000000000%  2,793.61
1516596   279,821.45     7.920     1.0000000000%  2,798.21
1516688   220,783.98     7.920     1.0000000000%  2,207.84
1516697   225,414.96     7.920     1.0000000000%  2,254.15
1516715   239,537.72     7.920     1.0000000000%  2,395.38
1516770   399,744.93     7.920     1.0000000000%  3,997.45
1516798   237,940.79     7.920     1.0000000000%  2,379.41
1516817   247,522.28     7.920     1.0000000000%  2,475.22
1516825   349,325.82     7.920     1.0000000000%  3,493.26
1516826   49,336.78 7.920     1.0000000000%  493.37
1516843   245,027.12     7.920     1.0000000000%  2,450.27
1516879   275,324.32     7.920     1.0000000000%  2,753.24
1516919   201,471.44     7.920     1.0000000000%  2,014.71
1516922   173,389.36     7.920     1.0000000000%  1,733.89
1517133   342,281.60     7.920     1.0000000000%  3,422.82
1517154   463,406.21     7.920     1.0000000000%  4,634.06
1443889   203,651.56     7.970     0.3750000000%  763.69
1496714   254,508.83     7.970     0.3750000000%  954.41
1502034   236,000.00     7.970     0.3750000000%  885.00
1505409   263,431.91     7.970     0.3750000000%  987.87
1507272   235,849.51     7.970     0.3750000000%  884.44
1509736   603,614.85     7.970     0.3750000000%  2,263.56
1511641   284,635.29     7.970     0.3750000000%  1,067.38
1512492   367,292.43     7.970     0.3750000000%  1,377.35
1512949   678,690.21     7.970     0.3750000000%  2,545.09
1513034   99,642.52 7.970     0.3750000000%  373.66
1513933   335,962.10     7.970     0.3750000000%  1,259.86
1514148   359,594.87     7.970     0.3750000000%  1,348.48
1514738   124,000.00     7.970     0.3750000000%  465.00
1515053   300,000.00     7.970     0.3750000000%  1,125.00
1515698   223,950.00     7.970     0.3750000000%  839.81
1515775   384,000.00     7.970     0.3750000000%  1,440.00
1515806   149,500.00     7.970     0.3750000000%  560.63
1515812   269,000.00     7.970     0.3750000000%  1,008.75
1515948   302,157.20     7.970     0.3750000000%  1,133.09

     $58,476,527.66      3.8286390312%  $2,238,855.16

                                   EXHIBIT Q

                               COPY OF FSA POLICY

                                                              FINANCIAL GUARANTY
                                                                INSURANCE POLICY



=================================================================================================
Trust:   As described in Endorsement No. 1                                   Policy No.:  50500-N
=================================================================================================
 Certificates:  $21,088,000 Original Principal Amount Residential Funding      Date of Issuance:
 Mortgage Securities I, Inc. Mortgage Pass-Through Certificates, Series                  8/29/96
 1996-S18, Class A-7, Class A-9 and
                        Class A-10
=================================================================================================


       FINANCIAL SECURITY ASSURANCE INC. ("Financial Security"), for consideration received, hereby UNCONDITIONALLY AND IRREVOCABLY GUARANTEES to the Trustee for the benefit of each Holder, subject only to the terms of this Policy (which includes each endorsement hereto), the full and complete payment of Guaranteed Distributions with respect to the Certificates of the Trust referred to above.

       For the further protection of each Holder, Financial Security irrevocably and unconditionally guarantees payment of the amount of any distribution of principal or interest with respect to the Certificates made during the Term of this Policy to such Holder that is subsequently avoided in whole or in part as a preference payment under applicable law.

       Payment of any amount required to be paid under this Policy will be made following receipt by Financial Security of notice as described in Endorsement No. 1 hereto.

       Financial Security shall be subrogated to the rights of each Holder to receive distributions with respect to each Certificate held by such Holder to the extent of any payment by Financial Security hereunder.

       Except to the extent expressly modified by Endorsement No. 1 hereto, the following terms shall have the meanings specified for all purposes of this Policy. "Holder" means the registered owner of any Certificate as indicated on the registration books maintained by or on behalf of the Trustee for such purpose or, if the Certificate is in bearer form, the holder of the Certificate. "Trustee", "Guaranteed Distributions" and "Term of this Policy" shall have the meanings set forth in Endorsement No. 1 hereto.

       This Policy sets forth in full the undertaking of Financial Security, and shall not be modified, altered or affected by any other agreement or instrument, including any modification or amendment thereto. Except to the extent expressly modified by an endorsement hereto, the premiums paid in respect of this Policy are nonrefundable for any reason whatsoever. This Policy may not be canceled or revoked during the Term of this Policy. An acceleration payment shall not be due under this Policy unless such acceleration is at the sole option of Financial Security. THIS POLICY IS NOT COVERED BY THE PROPERTY/CASUALTY INSURANCE SECURITY FUND SPECIFIED IN ARTICLE 76 OF THE NEW YORK INSURANCE LAW.

       In witness whereof, FINANCIAL SECURITY ASSURANCE INC. has caused this Policy to be executed on its behalf by its Authorized Officer.

                                      FINANCIAL SECURITY ASSURANCE INC.



                                      By________________________________
                                           AUTHORIZED OFFICER

                             ENDORSEMENT NO. 1 TO
                      FINANCIAL GUARANTY INSURANCE POLICY

FINANCIAL SECURITY ASSURANCE INC.

TRUST: The Trust Fund held by the Trustee under the Pooling and Servicing Agreement, dated as of August 1, 1996, among The First National Bank of Chicago, as Trustee, Residential Funding Mortgage Securities I, Inc., and Residential Funding Corporation, as Master Servicer.

Policy No.:      50500-N

CERTIFICATES:  $21,088,000 Original Principal Amount Residential Funding
               Mortgage Securities I, Inc. Mortgage Pass- Through Certificates, Series 1996-S18, Class A-7, Class A-9 and Class A-10

Date of Issuance: August 29, 1996

     1.   Definitions.  For all purposes of this Policy, the terms specified
          -----------
below shall have the meanings or constructions provided below. Capitalized terms used herein and not otherwise defined herein shall have the meanings provided in the Pooling and Servicing Agreement unless the context shall otherwise require.

          "Accrued Certificate Interest" has the meaning set forth in the
           ----------------------------
Pooling and Servicing Agreement, provided, however, that, for all purposes of
                                 --------  -------
this Policy, Accrued Certificate Interest on the Certificates will be deemed to include any portion of the amounts allocated to the Certificates described in clause (i) of the definition thereof (to the extent such amounts are not offset by payments made by the Master Servicer or from the Insured Reserve Withdrawal); clauses (ii) and (iii) of the definition thereof; and clause (iv) of the definition thereof (in each case, to the extent such shortfalls are not covered by the subordination provided by the Class M and Class B Certificates and provided that such shortfalls shall not include interest not collectible pursuant to the Soldiers "and Sailors" Relief Act of 1940).

          "Business Day" means any day other than (i) a Saturday or Sunday, or
           ------------
(ii) a day on which banking institutions in the City of New York, the State of Michigan, the State of California or the State of Illinois (or such other state or states in which the Custodial Account or the Certificate Account are at the time located) are authorized or obligated by law or executive order to be closed.

          "Guaranteed Distributions" means, with respect to each Distribution
           ------------------------
Date, the distribution to be made to Holders of the Certificates in an aggregate amount equal to the sum of (1) the Accrued Certificate Interest thereon and (2) the principal portion of any Realized Losses allocable to the Certificates on such Distribution Date, and (3) the Certificate Principal Balances of the Certificates to the extent unpaid on the final Distribution Date or earlier termination of the Trust Fund pursuant to the terms of the Pooling and Servicing Agreement, in accordance with the original terms of the Certificates when issued and without regard to any amendment or modification of the Certificates or the Pooling and Servicing Agreement except amendments or modifications to which Financial Security has given its prior written consent. Guaranteed Distributions shall not include, nor shall coverage be provided under this Policy in respect of, any taxes, withholding or other charge imposed by any governmental authority.

          "Policy" means this Financial Guaranty Insurance Policy and includes
           ------
each endorsement thereto.

          "Pooling and Servicing Agreement" means the Pooling and Servicing
           -------------------------------
Agreement, dated as of July 1, 1996 among The First National Bank of Chicago, as Trustee, Residential Funding Mortgage Securities I, Inc., and Residential Funding Corporation, as Master Servicer relating to the Certificates.

          "Receipt" and "Received" mean actual delivery to Financial Security
           -------       --------
and to the Fiscal Agent (as defined below), if any, prior to 12:00 noon, New York City time, on a Business Day; delivery either on a day that is not a Business Day, or after 12:00 noon, New York City time, shall be deemed to be receipt on the next succeeding Business Day. If any notice or certificate given hereunder by the Trustee is not in proper form or is not properly completed, executed or delivered, it shall be deemed not to have been Received, and Financial Security or its Fiscal Agent shall promptly so advise the Trustee and the Trustee may submit an amended notice.

          "Term of This Policy" means the period from and including the Date of
           -------------------
Issuance to and including the date on which the Certificate Principal Balance on the Certificates is zero.

          "Trustee" means The First National Bank of Chicago in its capacity as
           -------
Trustee under the Pooling and Servicing Agreement and any successor in such capacity.

     2.   Deletions from Policy.  The second paragraph of the Financial Guaranty
          ---------------------
Insurance Policy to which this Endorsement relates (regarding Policy payments subsequently avoided in whole or in part as a preference payment under applicable law) is hereby deleted.

     3.   Notices and Conditions to Payment in Respect of Guaranteed
          ----------------------------------------------------------
Distributions.  Following Receipt by Financial Security of a notice and
- -------------
certificate from the Trustee in the form attached as Exhibit A to this Endorsement, Financial Security will pay any amount payable hereunder in respect of Guaranteed Distributions out of the funds of Financial Security on the later to occur of (a) 12:00 noon, New York City time, on the Business Day following such Receipt; and (b) 12:00 noon, New York City time, on the Distribution Date to which such claim relates. Payments due hereunder in respect of Guaranteed Distributions will be disbursed by wire transfer of immediately available funds to the FSA Policy Payments Account established pursuant to the Pooling and Servicing Agreement or, if no such FSA Policy Payments Account has been established, to the Trustee for deposit to the Certificate Account.

     Financial Security shall be entitled to pay, at any time after a claim is made under the Policy, any amount hereunder in respect of Guaranteed Distributions, including any acceleration payment, whether or not any notice and certificate shall have been Received by Financial Security as provided above. Financial Security shall be entitled to pay hereunder any amount in respect of Guaranteed Distributions on an accelerated basis, at any time after a claim is made under the Policy, or from time to time, in whole or in part, prior to the scheduled date of payment thereof; Guaranteed Distributions insured hereunder shall not include interest, in respect of principal paid hereunder on an accelerated basis, accruing from after the date of such payment of principal. Financial Security's obligations hereunder in respect of Guaranteed Distributions shall be discharged to the extent funds are disbursed by Financial Security as provided herein whether or not such funds are properly applied by the Trustee.

     4.   Governing Law.  This Policy shall be governed by and construed in
          -------------
accordance with the laws of the State of New York, without giving effect to the conflict of laws principles thereof.

     5.   Fiscal Agent.  At any time during the Term of this Policy, Financial
          ------------
Security may appoint a fiscal agent (the "Fiscal Agent") for purposes of this Policy by written notice to the Trustee at the notice address specified in the Pooling and Servicing Agreement specifying the name and notice address of the Fiscal Agent. From and after the date of receipt of such notice by the Trustee,
(i) copies of all notices and documents required to be delivered to Financial Security pursuant to this Policy shall be simultaneously delivered to the Fiscal Agent and to Financial Security and shall not be deemed Received until Received by both and (ii) all payments required to be made by Financial Security under this Policy may be made directly by Financial Security or by the Fiscal Agent on behalf of Financial Security. The Fiscal Agent is the agent of Financial Security only and the Fiscal Agent shall in no event be liable to any Holder for any acts of the Fiscal Agent or any failure of Financial Security to deposit, or cause to be deposited, sufficient funds to make payments due under this Policy.

     6.   Waiver of Defenses.  To the fullest extent permitted by applicable
          ------------------
law, Financial Security agrees not to assert, and hereby waives, for the benefit of each Holder of any Certificates, all rights (whether by counterclaim, set off or otherwise) and defenses (including, without limitation, the defense of fraud), whether acquired by subrogation, assignment or otherwise, to the extent that such rights and defenses may be available to Financial Security to avoid payment of its obligations under this Policy in accordance with the express provisions of this Policy.

     7.   Notices.  All notices to be given hereunder shall be in writing
          -------
(except as otherwise specifically provided herein) and shall be mailed by registered mail or personally delivered or telecopied to Financial Security as follows:

          Financial Security Assurance Inc.
          350 Park Avenue
          New York, New York  10022
          Attention:  Senior Vice President
             - Surveillance
     Telecopy No.:  (212) 339-3518
          (212) 826-0100

Financial Security may specify a different address or addresses by writing mailed or delivered to the Trustee.



     8.   Priorities.  In the event any term or provision of the face of this
          ----------
Policy is inconsistent with the provisions of this Endorsement, the provisions of this Endorsement shall take precedence and shall be binding.

     9.   Exclusions From Insurance Guaranty Funds.  This Policy is not covered
          ----------------------------------------
by the Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law. This Policy is not covered by the Florida Insurance Guaranty Association created under Part II of Chapter 631 of the Florida Insurance Code. In the event Financial Security were to become insolvent, any claims arising under this Policy are excluded from coverage by the California Insurance Guaranty Association, established pursuant to Article 14.2 of Chapter 1 of Part 2 of Division 1 of the California Insurance Code.

     10.  Surrender of Policy.  The Holder shall surrender this Policy to
          -------------------
Financial Security for cancellation upon expiration of the Term of this Policy.

     IN WITNESS WHEREOF, FINANCIAL SECURITY ASSURANCE INC. has caused this Endorsement No. 1 to be executed by its Authorized Officer.

     FINANCIAL SECURITY ASSURANCE INC.



     By _______________________________
       Authorized Officer

     Exhibit A
     To Endorsement 1

NOTICE OF CLAIM AND CERTIFICATE
- -------------------------------

          Financial Security Assurance Inc.
          350 Park Avenue
          New York, NY  10022

     The undersigned, a duly authorized officer of The First National Bank of Chicago (the "Trustee"), hereby certifies to Financial Security Assurance Inc. ("Financial Security"), with reference to Financial Guaranty Insurance Policy No. 50500-N dated August 29, 1996 (the "Policy") issued by Financial Security in respect of the Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates, Series 1996-S18, Class A-7, Class A- 9 and Class A-10 (the "Certificates"), that:

     (i) The Trustee is the Trustee under the Pooling and Servicing Agreement for the Holders of the Certificates.

     (ii) The sum of all amounts on deposit (or scheduled to be on deposit) in the Certificate Account (after giving effect to any applications of funds from the Certificate Reserve Fund) and available for distribution to the Holders pursuant to the Pooling and Servicing Agreement will be $___________ (the "Shortfall") less than the sum of (a) the Guaranteed Distributions with respect to the Distribution Date ($____________) and (b) the aggregate amount on deposit (or scheduled to be on deposit) in the Certificate Account (after giving effect to any applications of funds from the Certificate Reserve Fund) that will be applied to make payments of principal on the Certificates on such Distribution Date pursuant to the Pooling and Servicing Agreement, but without giving effect to any payments to be made under the Policy.

          (iii) The Trustee is making a claim under the Policy for the lesser of (a) the Shortfall and (b) the Guaranteed Distributions with respect to the Distribution Date, to be applied to distributions of principal or interest or both with respect to the Certificates.

          (iv) The Trustee agrees that, following receipt of funds from Financial Security, it shall (a) hold such amounts in trust and apply the same directly to the payment of Guaranteed Distributions on the Certificates when due; (b) not apply such funds for any other purpose; (c) not commingle such funds with other funds held by the Trustee and (d) maintain an accurate record of such payments with respect to each Certificate and the corresponding claim on the Policy and proceeds thereof and, if the Certificate is required to be presented for such payment, shall stamp on each such Certificate the legend "$[insert applicable amount] paid by Financial Security and the balance hereof has been canceled and reissued" and then shall deliver such Certificate to Financial Security.

          (v) The Trustee, on behalf of the Holders, hereby assigns to Financial Security the rights of the Holders with respect to the Certificates to the extent of any payments under the

Policy, including, without limitation, any amounts due to the Holders in respect of securities law violations arising from the offer and sale of the Certificates. The foregoing assignment is in addition to, and not in limitation of, rights of subrogation otherwise available to Financial Security in respect of such payments. The Trustee shall take such action and deliver such instruments as may be reasonably requested or required by Financial Security to effectuate the purpose or provisions of this clause (v).

          (vi) The Trustee, on its behalf and on behalf of the Holders, hereby appoints Financial Security as agent and attorney-in-fact for the Trustee and each such Holder in any legal proceeding with respect to the Certificates. The Trustee hereby agrees that, so long as a Financial Security Default (as defined in the Pooling and Servicing Agreement) shall not exist, Financial Security may at any time during the continuation of any proceeding by or against the Depositor under the United States Bankruptcy Code or any other applicable bankruptcy, insolvency, receivership, rehabilitation or similar law (an "Insolvency Proceeding") direct all matters relating to such Insolvency Proceeding with respect to the Certificates. In addition, the Trustee hereby agrees that Financial Security shall be subrogated to, and the Trustee on its behalf and on behalf of each Holder, hereby delegates and assigns, to the fullest extent permitted by law, the rights of the Trustee and each Holder in the conduct of any Insolvency Proceeding, including, without limitation, all rights of any party to an adversary proceeding or action with respect to any court order issued in connection with any such Insolvency Proceeding.

          (vii) Payments should be made by wire transfer directed to [SPECIFY FSA POLICY PAYMENTS ACCOUNT OR CERTIFICATE ACCOUNT].

          Unless the context otherwise requires, capitalized terms used in this Notice of Claim and Certificate and not defined herein shall have the meanings provided in the Policy.

          IN WITNESS WHEREOF, the Trustee has executed and delivered this Notice of Claim and Certificate as of the ____ day of _______, _________.

     ______________________________


     By:_______________________________________________
     Title:_____________________________________________

_________________________________________________________________

For Financial Security or Fiscal Agent Use Only


Wire transfer sent on _________ by______
Confirmation Number_______